Prospectus

Ticker Symbol

The Value Equity Portfolio	HCVPX
The Institutional Value Equity Portfolio	HCEIX
The Growth Equity Portfolio	HCGWX
The Institutional Growth Equity Portfolio	HCIWX
The Small Capitalization Equity Portfolio	HCSAX
The Institutional Small Capitalization Equity Portfolio	HCISX
The Real Estate Securities Portfolio	HCRSX
The International Equity Portfolio	HCIAX
The Institutional International Equity Portfolio	HCITX
The Emerging Markets Portfolio	HCEPX
The Fixed Income Portfolio	HCFPX
The Fixed Income II Portfolio	HCFNX
The Fixed Income Opportunity Portfolio	HCFOX
The Short-Term Municipal Bond Portfolio	HCSTX
The Intermediate Term Municipal Bond Portfolio	HCIBX

HC Advisors Shares
March 29, 2010

The Securities and Exchange Commission has not approved or disapproved the shares described in this Prospectus or determined whether this Prospectus is accurate or complete.
Any representation to the contrary is a criminal offense.

Mutual Funds are:

NOT FDIC INSURED

May Lose Value	No Bank Guarantee

Table of Contents

	Summary Section

Carefully review this important section for each	The Equity Portfolios
Portfolio’s investment objective, fees and expenses,	The Value Equity Portfolio	2
portfolio turnover, investment strategies, risks,	The Institutional Value Equity Portfolio	6
performance, portfolio management and other	The Growth Equity Portfolio	10
summarized information	The Institutional Growth Equity Portfolio	14
	The Small Capitalization Equity Portfolio	18
	The Institutional Small Capitalization Equity Portfolio	22
	The Real Estate Securities Portfolio	26
	The International Equity Portfolio	30
	The Institutional International Equity Portfolio	34
	The Emerging Markets Portfolio	37
	The Income Portfolios
	The Fixed Income Portfolio	40
	The Fixed Income II Portfolio	44
	The Fixed Income Opportunity Portfolio	48
	The Short-Term Municipal Bond Portfolio	53
	The Intermediate Term Municipal Bond Portfolio	57

	Summary of Other Important Information Regarding
	Portfolio Shares	61

Review this section for additional information	Additional Information
about the Portfolios’ investment policies and risks	More Information About Fund Investments and Risks	62
	Disclosures of Portfolio Holdings	87
	Fund Management	87

Review this section for shareholder information	Shareholder Information	89
details on how shares are valued, how to purchase,	Purchases and Redemptions	89
sell and exchange shares, related fees and payment	Shareholder Reports and Inquiries	92
of dividends and distributions	Dividends and Distributions	92
	Federal Taxes	92

Selected Per Share Information	Financial Highlights	95

Review this section for Portfolio Management details on the people and organizations who oversee the Portfolios	Specialist Manager Guide	103

	For More Information	Back Cover

The Value Equity Portfolio

Investment Objective
The investment objective of The Value Equity Portfolio is to provide total return consisting of capital appreciation and current income.

Fees and Expenses
The fee tables below describe the fees and expenses that you may pay if you buy and hold HC Advisors Shares of the Portfolio.

Shareholder Fees
(fees paid directly from your investment)

Maximum Sales Charges	None
Maximum Redemption Fee	None

Annual Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees (based on last year’s allocation, see “Advisory Services – Specialist Managers”)	0.30%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	0.11%
Total Annual Portfolio Operating Expenses	0.66%
Fee Waivers(a)	(0.05)%
Total Annual Portfolio Operating Expenses After Fee Waivers	0.61%

(a) For the period October 1, 2009 to December 31, 2010, AllianceBernstein (one of three Specialist Managers) has contractually agreed to waive that portion of the fee to which it is entitled that exceeds 0.25% of the average daily net assets of that portion of the Portfolio allocated to AllianceBernstein. The fee waiver may be terminated before December 31, 2010 only if the Investment Advisory Agreement is terminated.

Example:  This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s Operating Expenses remain the same (giving effect to the fee waiver only in Year one). Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

1 Year	$62
3 Years	$206
5 Years	$363
10 Years	$818

Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover was 139.39% of the average value of its portfolio.

Principal Investment Strategies
The Portfolio is designed to implement a value-oriented investment approach. A “value investor” seeks to select securities that trade for less than the intrinsic value of the issuing company, as measured by fundamental investment considerations such as earnings, book value and dividend paying ability. The Portfolio seeks to achieve its objective by investing primarily (i.e., at least 80% of its assets) in a diversified portfolio of equity securities. The Portfolio may invest up to 20% of the total assets of the actively managed portion of the Portfolio in income-producing securities other than common stock, such as preferred stocks or bonds that are convertible into common stock. The Portfolio may also invest in equity securities of mid capitalization issuers. Up to 20% of the total assets of the total Portfolio may also be invested in securities issued by non-U.S. companies. The Portfolio may also invest in other instruments including option or futures contracts, and similar instruments in order to gain market exposure pending investment or to hedge against fluctuations in market price of the securities in which the Portfolio invests.

The Portfolio is authorized to operate on a multi-manager basis. This means that a single Portfolio may be managed by more than one investment subadviser (“Specialist Manager”). The multi-manager structure is generally designed to provide investors access to broadly diversified investment styles. The Trust seeks to engage skilled Specialist Managers to provide a broad exposure to the relevant asset class and returns in excess of the Portfolio’s benchmark over time. A portion of the Portfolio is managed by two Specialist Managers in accordance with an “active management” approach and another portion of the Portfolio is managed by one Specialist Manager using a “passive” or “index” investment approach.

2

The Value Equity Portfolio (continued)

Principal Investment Risks
Investing in the Portfolio involves risks common to any investment in securities. As is the case with any investment, your investment in the Portfolio involves the risk that you may lose money on your investment.

•	Credit Risk – Convertible securities are subject to the risk that the issuing company may fail to make principal and interest payments when due.

•	Derivative Risk – The value of derivative instruments may rise or fall more rapidly than other investments, and there is a risk that the Portfolio may lose more than the original amount invested in the derivative instrument. Some derivative instruments also involve the risk that other parties to the derivative contract may fail to meet their obligations, which could cause losses to the Portfolio.

•	Equity Market Risk – The market value of an equity security and the equity markets in general can be volatile.

•	Foreign Currency Risk – Securities denominated in foreign currencies are subject to the risk that the value of the foreign currency will decline in relation to the U.S. dollar. Currency exchange rates can be volatile and can be affected by, among other factors, the general economics of a country, or the actions of the U.S. or foreign governments or central banks. In addition, transaction expenses related to foreign securities, including custody fees, are generally more costly than transaction expenses for domestic securities.

•	Foreign Securities Risk – Investments in securities issued by non-U.S. companies and/or non-U.S. governments and their agencies, may be adversely affected by the lack of timely or reliable financial information, political, social and/or economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices. Securities denominated in foreign currencies are subject to the risk that the value of the foreign currency will decline in relation to the U.S. dollar and transaction expenses related to foreign securities, including custody fees, are generally more costly than transaction expenses for domestic securities.

•	Index Risk – Because a portion of the Portfolio employs a passive investment approach, it may hold constituent securities of its benchmark index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Portfolio’s return to be lower than if the Portfolio employed an active strategy. In addition, the Portfolio’s return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, and cash flows.

•	Interest Rate Risk – Convertible securities are subject to the risk that, if interest rates rise, the value of income-producing securities may experience a corresponding decline.

•	Management Risk – The risk that investment strategies employed in the investment selection process may not result in an increase in the value of your investment or in overall performance equal to other investments.

•	Market Risk – The value of the securities held by a Portfolio may decline in response to general market and economic conditions or conditions that affect specific market sectors or individual companies.

•	Mid Cap Risk – These companies may have more limited financial resources, markets and depth of management than larger companies. As of the date of this Prospectus, companies with a market capitalization of between $3.6 billion and $11.3 billion would likely be included in the “mid cap” range.

•	Multi-Manager Risk – The risk that the Trust may be unable to (a) identify and retain Specialist Managers who achieve superior investment records relative to other similar investments, (b) pair Specialist Managers that have complementary investment styles, or (c) effectively allocate Portfolio assets among Specialist Managers to enhance the return and reduce the volatility that would typically be expected of any one management style. A multi-manager Portfolio may, under certain circumstances, incur trading costs that might not occur in a Portfolio that is served by a single Specialist Manager. For example, one Specialist Manager may sell a security that is to be purchased by another Specialist Manager for the same Portfolio or a Portfolio may experience substantial portfolio turnover in the event that one Specialist Manager is replaced by another. Further, because a Specialist Manager may manage only a portion of the Portfolio it serves, securities may be purchased and sold without regard to the overall trading expenses of the Portfolio. Under such circumstances, higher transaction costs are likely to result.

•	Value Investing Risk – An investment in the Portfolio cannot assure moderation of investment risk. There is no guarantee that a value stock is, in fact, undervalued, or that the market will ever recognize its true value.

There is no guarantee that the Portfolio will meet its goals. It is possible to lose money by investing in the Portfolio.

3

The Value Equity Portfolio (continued)

Performance Bar Chart and Table

Performance.  The chart and table below show how The Value Equity Portfolio has performed, and how its performance has varied, from year to year. The bar chart shows returns on a before-tax basis and gives some indication of risk by showing changes in the Portfolio’s yearly performance for each of the last ten full calendar years. The table accompanying the bar chart compares the Portfolio’s performance over time on a before and after-tax basis to that of a broad based market index. Of course, past performance, before and after taxes, does not indicate how the Portfolio will perform in the future. The HC Advisors Shares is a new class of the Trust for which a full calendar year of performance is not yet available. The performance shown below is that of HC Strategic Shares and has not been adjusted to reflect HC Advisors Shares expenses, which are higher. If it had been, performance would have been lower.

Year-by-Year Total Returns as of 12/31

Best quarter:	3rd Qtr. 2009	18.27%
Worst quarter:	4th Qtr. 2008	(22.66)%

Average Annual Total Returns
(for the periods ended 12/31/09)

	One	Five		Ten
	Year	Years		Years

The Value Equity Portfolio
– Before Taxes	23.48%	0.41%		1.91%
– After Taxes on Distributions	22.51%	(0	.87)%	0.91%
– After Taxes on Distributions and Sale of Portfolio Shares	15.16%	0.19%		1.35%
Russell 1000® Value Index (reflects no deduction for fees, expenses or taxes)	19.69%	(0	.25)%	2.47%

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Portfolio shares through tax-deferred arrangements, such as qualified retirement plans.

4

The Value Equity Portfolio (continued)

Investment Adviser
HC Capital Solutions (“HC Capital”) is the Portfolio’s investment adviser.

Investment Subadvisers
AllianceBernstein L.P. (“AllianceBernstein”), Institutional Capital, LLC (“ICAP”), and SSgA Funds Management, Inc. (“SSgA FM”) are the Specialist Managers for the Portfolio.

Portfolio Managers:

AllianceBernstein:  Messrs. David Yuen and Gerry Paul have been with AllianceBernstein since 1998 and 1987, respectively. They have co-managed the portion of the Portfolio allocated to AllianceBernstein since September, 2009.

ICAP:  Messrs. Jerrold K. Senser and Thomas R. Wenzel have been with ICAP since 1986 and 1993, respectively. They have managed the portion of the Portfolio allocated to ICAP since August 25, 1995.

SSgA FM:  Kristin Carcio joined SSgA FM in 2006 and John Tucker joined SSgA FM in 1988. Ms. Carcio has co-managed the portion of the Portfolio allocated to SSgA FM since January, 2007 and Mr. Tucker has co-managed the portion of the Portfolio allocated to SSgA FM since July, 2001.

Tax Information
The Portfolio intends to make distributions each year. The Portfolio’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Distributions attributable to the net capital gain of a Portfolio will be taxable to you as long-term capital gain, regardless of how long you have held your shares.

For more information on purchasing and selling shares of the Portfolio and financial intermediary compensation, please see “Summary of Other Important Information Regarding Portfolio Shares.”

5

The Institutional Value Equity Portfolio

Investment Objective
The investment objective of The Institutional Value Equity Portfolio is to provide total return consisting of capital appreciation and current income.

Fees and Expenses
The fee tables below describe the fees and expenses that you may pay if you buy and hold HC Advisors Shares of the Portfolio.

Shareholder Fees
(fees paid directly from your investment)

Maximum Sales Charges	None
Maximum Redemption Fee	None

Annual Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees (based on last year’s allocation, see “Advisory Services – Specialist Managers”)	0.34%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	0.11%
Total Annual Portfolio Operating Expenses	0.70%
Fee Waivers(a)	(0.05)%
Total Annual Portfolio Operating Expenses After Fee Waivers	0.65%

(a) For the period October 1, 2009 to December 31, 2010, AllianceBernstein (one of four Specialist Managers) has contractually agreed to waive that portion of the fee to which it is entitled that exceeds 0.25% of the average daily net assets of that portion of the Portfolio allocated to AllianceBernstein. The fee waiver may be terminated before December 31, 2010 only if the Investment Advisory Agreement is terminated.

Example:  This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s Operating Expenses remain the same (giving effect to the fee waiver only in Year 1). Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

1 Year	$66
3 Years	$219
5 Years	$385
10 Years	$866

Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover was 129.30% of the average value of its portfolio.

Principal Investment Strategies
The Portfolio is designed to implement a value-oriented investment approach. A “value investor” seeks to select securities that trade for less than the intrinsic value of the issuing company, as measured by fundamental investment considerations such as earnings, book value and dividend paying ability. The Portfolio seeks to achieve its objective by investing primarily (i.e., at least 80% of its assets) in a diversified portfolio of equity securities. The Portfolio may also invest in equity securities of mid capitalization issuers. Up to 20% of the total assets of the actively managed portion of the Portfolio may be invested in income-producing securities other than common stock, such as preferred stocks or bonds that are convertible into common stock. Up to 20% of the total assets of the total Portfolio may also be invested in securities issued by non-U.S. companies. Consistent with their respective investment styles, the Portfolio’s Specialist Managers may use instruments including option or futures contracts and similar instruments in order to pursue their investment objectives, gain market exposure pending investment or to hedge against fluctuations in market price of the securities in which the Portfolio invests. In accordance with applicable interpretations of the SEC, such derivative instruments may be treated as equity securities if these instruments have economic characteristics similar to those of equity securities.

The Portfolio is authorized to operate on a multi-manager basis. This means that a single Portfolio may be managed by more than one Specialist Manager. The multi-manager structure is generally designed to provide investors access to broadly diversified

6

The Institutional Value Equity Portfolio (continued)

investment styles. The Trust seeks to engage skilled Specialist Managers to provide a broad exposure to the relevant asset class and returns in excess of the Portfolio’s benchmark over time. A portion of the Portfolio is managed by three Specialist Managers in accordance with an “active management” approach and another portion of the Portfolio is managed by one Specialist Manager using a “passive” or “index” investment approach.

Principal Investment Risks
Investing in the Portfolio involves risks common to any investment in securities. As is the case with any investment, your investment in the Portfolio involves the risk that you may lose money on your investment.

•	Credit Risk – Convertible securities are subject to the risk that the issuing company may fail to make principal and interest payments when due.

•	Derivative Risk – The value of derivative instruments may rise or fall more rapidly than other investments, and there is a risk that the Portfolio may lose more than the original amount invested in the derivative instrument. Some derivative instruments also involve the risk that other parties to the derivative contract may fail to meet their obligations, which could cause losses to the Portfolio.

•	Equity Market Risk – The market value of an equity security and the equity markets in general can be volatile.

•	Foreign Currency Risk – Securities denominated in foreign currencies are subject to the risk that the value of the foreign currency will decline in relation to the U.S. dollar. Currency exchange rates can be volatile and can be affected by, among other factors, the general economics of a country, or the actions of the U.S. or foreign governments or central banks. In addition, transaction expenses related to foreign securities, including custody fees, are generally more costly than transaction expenses for domestic securities.

•	Foreign Securities Risk – Investments in securities issued by non-U.S. companies and/or non-U.S. governments and their agencies, may be adversely affected by the lack of timely or reliable financial information, political, social and/or economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices. Securities denominated in foreign currencies are subject to the risk that the value of the foreign currency will decline in relation to the U.S. dollar and transaction expenses related to foreign securities, including custody fees, are generally more costly than transaction expenses for domestic securities.

•	Index Risk – Because a portion of the Portfolio employs a passive investment approach, it may hold constituent securities of its benchmark index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Portfolio’s return to be lower than if the Portfolio employed an active strategy. In addition, the Portfolio’s return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, and cash flows.

•	Interest Rate Risk – Convertible securities are subject to the risk that, if interest rates rise, the value of income-producing securities may experience a corresponding decline.

•	Management Risk – The risk that investment strategies employed in the investment selection process may not result in an increase in the value of your investment or in overall performance equal to other investments.

•	Market Risk – The value of the securities held by a Portfolio may decline in response to general market and economic conditions or conditions that affect specific market sectors or individual companies.

•	Mid Cap Risk – These companies may have more limited financial resources, markets and depth of management than larger companies. As of the date of this Prospectus, companies with a market capitalization of between $3.6 billion and $11.3 billion would likely be included in the “mid cap” range.

•	Multi-Manager Risk – The risk that the Trust may be unable to (a) identify and retain Specialist Managers who achieve superior investment records relative to other similar investments, (b) pair Specialist Managers that have complementary investment styles, or (c) effectively allocate Portfolio assets among Specialist Managers to enhance the return and reduce the volatility that would typically be expected of any one management style. A multi-manager Portfolio may, under certain circumstances, incur trading costs that might not occur in a Portfolio that is served by a single Specialist Manager. For example, one Specialist Manager may sell a security that is to be purchased by another Specialist Manager for the same Portfolio or a Portfolio may experience substantial portfolio turnover in the event that one Specialist Manager is replaced by another. Further, because a Specialist Manager may manage only a portion of the Portfolio it serves, securities may be purchased and sold without regard to the overall trading expenses of the Portfolio. Under such circumstances, higher transaction costs are likely to result.

7

The Institutional Value Equity Portfolio (continued)

•	Value Investing Risk – An investment in the Portfolio cannot assure moderation of investment risk. There is no guarantee that a value stock is, in fact, undervalued, or that the market will ever recognize its true value.

There is no guarantee that the Portfolio will meet its goals. It is possible to lose money by investing in the Portfolio.

Performance Bar Chart and Table

Performance.  The chart and table below show how The Institutional Value Equity Portfolio has performed, and how its performance has varied, from year to year. The bar chart shows returns on a before-tax basis and gives some indication of risk by showing changes in the Portfolio’s yearly performance for each full calendar year since the Portfolio’s inception on July 18, 2008. The table accompanying the bar chart compares the Portfolio’s performance over time on a before and after-tax basis to that of a broad based market index. Of course, past performance, before and after taxes, does not indicate how the Portfolio will perform in the future. The HC Advisors Shares is a new class of the Trust for which a full calendar year of performance is not yet available. The performance shown below is that of HC Strategic Shares and has not been adjusted to reflect HC Advisors Shares expenses, which are higher. If it had been, performance would have been lower.

Year-by-Year Total Returns as of 12/31

Best quarter:	3rd Qtr. 2009	18.31%
Worst quarter:	1st Qtr. 2009	(14.18)%

Average Annual Total Returns
(for the periods ended 12/31/09)

		Since
	One	July 18,
	Year	2008

The Institutional Value Equity Portfolio
– Before Taxes	23.03%	(8	.62)%
– After Taxes on Distributions	22.07%	(9	.24)%
– After Taxes on Distributions and Sale of Portfolio Shares	14.86%	(7	.62)%
Russell 1000® Value Index (reflects no deduction for fees, expenses or taxes)	19.69%	(8	.00)%

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Portfolio shares through tax-deferred arrangements, such as qualified retirement plans.

8

The Institutional Value Equity Portfolio (continued)

Investment Adviser
HC Capital is the Portfolio’s investment adviser.

Investment Subadvisers
AllianceBernstein, ICAP, Pacific Investment Management Company LLC (“PIMCO”) and SSgA FM are the Specialist Managers for the Portfolio.

Portfolio Managers:

AllianceBernstein:  Messrs. David Yuen and Gerry Paul have been with AllianceBernstein since 1998 and 1987, respectively. They have co-managed the portion of the Portfolio allocated to AllianceBernstein since September, 2009.

ICAP:  Jerrold K. Senser and Thomas R. Wenzel have been with ICAP since 1986 and 1993, respectively. They have co-managed the portion of the Portfolio allocated to ICAP since July, 2008.

PIMCO:  Saumil Parikh had been with PIMCO since 2000 and has managed a portion of the Portfolio allocated to PIMCO since April, 2009.

SSgA FM:  Kristin Carcio joined SSgA FM in 2006 and John Tucker joined SSgA FM in 1988. They have co-managed the portion of the Portfolio allocated to SSgA FM since July, 2008.

Tax Information
The Portfolio intends to make distributions each year. The Portfolio’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Distributions attributable to the net capital gain of a Portfolio will be taxable to you as long-term capital gain, regardless of how long you have held your shares.

For more information on purchasing and selling shares of the Portfolio and financial intermediary compensation, please see “Summary of Other Important Information Regarding Portfolio Shares.”

9

The Growth Equity Portfolio

Investment Objective
The investment objective of The Growth Equity Portfolio is to provide capital appreciation, with income as a secondary consideration.

Fees and Expenses
The fee tables below describe the fees and expenses that you may pay if you buy and hold HC Advisors Shares of the Portfolio.

Shareholder Fees
(fees paid directly from your investment)

Maximum Sales Charges	None
Maximum Redemption Fee	None

Annual Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees (based on last year’s allocation, see “Advisory Services – Specialist Managers”)	0.29%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	0.11%
Total Annual Portfolio Operating Expenses	0.65%

Example:  This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

1 Year	$66
3 Years	$208
5 Years	$362
10 Years	$810

Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover was 72.93% of the average value of its portfolio.

Principal Investment Strategies
The Portfolio is designed to implement a growth-oriented investment approach. “Growth investing” means that securities acquired for the Portfolio can be expected to have above-average potential for growth in revenue and earnings. The Portfolio seeks to achieve its objective by investing primarily (i.e., at least 80% of its assets) in a diversified portfolio of equity securities. The Portfolio may invest up to 15% of the total assets of the actively managed portion of the Portfolio may be invested in income-producing securities other than common stock, such as preferred stocks or bonds that are convertible into common stock. Up to 20% of the total assets of the total Portfolio may also be invested in securities issued by non-U.S. companies. Although some of the equity securities in which the Portfolio will invest are expected to be dividend paying issues, income is a secondary consideration in the stock selection process. Accordingly, dividends paid by this Portfolio can generally be expected to be lower than those paid by The Value Equity Portfolio. Consistent with their respective investment styles, the Portfolio’s Specialist Managers may use instruments including option or futures contracts and similar instruments in order to gain market exposure pending investment or to hedge against fluctuations in market price of the securities in which the Portfolio invests.

The Portfolio is authorized to operate on a multi-manager basis. This means that a single Portfolio may be managed by more than one Specialist Manager. The multi-manager structure is generally designed to provide investors access to broadly diversified investment styles. The Trust seeks to engage skilled Specialist Managers to provide a broad exposure to the relevant asset class and returns in excess of the Portfolio’s benchmark over time. A portion of the Portfolio is managed by two Specialist Managers in accordance with an “active management” approach and another portion of the Portfolio is managed by one Specialist Manager using a “passive” or “index” investment approach.

10

The Growth Equity Portfolio (continued)

Principal Investment Risks
Investing in the Portfolio involves risks common to any investment in securities. As is the case with any investment, your investment in the Portfolio involves the risk that you may lose money on your investment.

•	Credit Risk – Convertible securities are subject to the risk that the issuing company may fail to make principal and interest payments when due.

•	Derivative Risk – The value of derivative instruments may rise or fall more rapidly than other investments, and there is a risk that the Portfolio may lose more than the original amount invested in the derivative instrument. Some derivative instruments also involve the risk that other parties to the derivative contract may fail to meet their obligations, which could cause losses to the Portfolio.

•	Equity Market Risk – The market value of an equity security and the equity markets in general can be volatile.

•	Foreign Currency Risk – Securities denominated in foreign currencies are subject to the risk that the value of the foreign currency will decline in relation to the U.S. dollar. Currency exchange rates can be volatile and can be affected by, among other factors, the general economics of a country, or the actions of the U.S. or foreign governments or central banks. In addition, transaction expenses related to foreign securities, including custody fees, are generally more costly than transaction expenses for domestic securities.

•	Foreign Securities Risk – Investments in securities issued by non-U.S. companies and/or non-U.S. governments and their agencies, may be adversely affected by the lack of timely or reliable financial information, political, social and/or economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices. Securities denominated in foreign currencies are subject to the risk that the value of the foreign currency will decline in relation to the U.S. dollar and transaction expenses related to foreign securities, including custody fees, are generally more costly than transaction expenses for domestic securities.

•	Growth Investing Risk – An investment in growth stocks may be susceptible to rapid price swings, especially during periods of economic uncertainty. Growth stocks typically have little or no dividend income to cushion the effect of adverse market conditions. In addition, growth stocks may be particularly volatile in the event of earnings disappointments or other financial difficulties experienced by the issuer.

•	Index Risk – Because a portion of the Portfolio employs a passive investment approach, it may hold constituent securities of its benchmark index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Portfolio’s return to be lower than if the Portfolio employed an active strategy. In addition, the Portfolio’s return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, and cash flows.

•	Interest Rate Risk – Convertible securities are subject to the risk that, if interest rates rise, the value of income-producing securities may experience a corresponding decline.

•	Management Risk – The risk that investment strategies employed in the investment selection process may not result in an increase in the value of your investment or in overall performance equal to other investments.

•	Market Risk – The value of the securities held by a Portfolio may decline in response to general market and economic conditions or conditions that affect specific market sectors or individual companies.

•	Mid Cap Risk – These companies may have more limited financial resources, markets and depth of management than larger companies. As of the date of this Prospectus, companies with a market capitalization of between $3.6 billion and $11.3 billion would likely be included in the “mid cap” range.

•	Multi-Manager Risk – The risk that the Trust may be unable to (a) identify and retain Specialist Managers who achieve superior investment records relative to other similar investments, (b) pair Specialist Managers that have complementary investment styles, or (c) effectively allocate Portfolio assets among Specialist Managers to enhance the return and reduce the volatility that would typically be expected of any one management style. A multi-manager Portfolio may, under certain circumstances, incur trading costs that might not occur in a Portfolio that is served by a single Specialist Manager. For example, one Specialist Manager may sell a security that is to be purchased by another Specialist Manager for the same Portfolio or a Portfolio may experience substantial portfolio turnover in the event that one Specialist Manager is replaced by another. Further, because a Specialist Manager may manage only a portion of the Portfolio it serves, securities may be purchased and sold without regard to the overall trading expenses of the Portfolio. Under such circumstances, higher transaction costs are likely to result.

There is no guarantee that the Portfolio will meet its goals. It is possible to lose money by investing in the Portfolio.

11

The Growth Equity Portfolio (continued)

Performance Bar Chart and Table

Performance.  The chart and table below show how The Growth Equity Portfolio has performed, and how its performance has varied, from year to year. The bar chart shows returns on a before-tax basis and gives some indication of risk by showing changes in the Portfolio’s yearly performance for each of the last ten full calendar years. The table accompanying the bar chart compares the Portfolio’s performance over time on a before and after-tax basis to that of a broad based market index. Of course, past performance, before and after taxes, does not indicate how the Portfolio will perform in the future. The HC Advisors Shares is a new class of the Trust for which a full calendar year of performance is not yet available. The performance shown below is that of HC Strategic Shares and has not been adjusted to reflect HC Advisors Shares expenses, which are higher. If it had been, performance would have been lower.

Year-by-Year Total Returns as of 12/31

Best quarter:	4th Qtr. 2001	16.17%
Worst quarter:	4th Qtr. 2008	(23.87)%

Average Annual Total Returns
(for the periods ended 12/31/09)

	One	Five	Ten
	Year	Years	Years

The Growth Equity Portfolio
– Before Taxes	41.82%	2.47%	(3	.11)%
– After Taxes on Distributions	41.35%	2.29%	(3	.59)%
– After Taxes on Distributions and Sale of Portfolio Shares	27.14%	2.07%	(2	.74)%
Russell 1000® Growth Index (reflects no deduction for fees, expenses or taxes)	37.21%	1.63%	(3	.99)%

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Portfolio shares through tax-deferred arrangements, such as qualified retirement plans.

12

The Growth Equity Portfolio (continued)

Investment Adviser
HC Capital is the Portfolio’s investment adviser.

Investment Subadvisers
Jennison Associates LLC (“Jennison”), Sustainable Growth Advisers LP (“SGA”) and SSgA FM are the Specialist Managers for the Portfolio.

Portfolio Managers:

Jennison:  Kathleen A. McCarragher joined Jennison in 1998. She has managed that portion of the Portfolio allocated to Jennison since January, 2005.

SGA:  George P. Fraise, Gordon M. Marchand and Robert L. Rohn co-founded SGA in 2003. Messrs. Fraise, Marchand and Rohn have co-managed that portion of the Portfolio allocated to SGA since June, 2006.

SSgA FM:  Kristin Carcio joined SSgA FM in 2006 and John Tucker, CFA joined SSgA FM in 1988. Ms. Carcio and Mr. Tucker have co-managed the portion of the Portfolio allocated to SSgA FM since January, 2007 and July, 2001, respectively.

Tax Information
The Portfolio intends to make distributions each year. The Portfolio’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Distributions attributable to the net capital gain of a Portfolio will be taxable to you as long-term capital gain, regardless of how long you have held your shares.

For more information on purchasing and selling shares of the Portfolio and financial intermediary compensation, please see “Summary of Other Important Information Regarding Portfolio Shares.”

13

The Institutional Growth Equity Portfolio

Investment Objective
The investment objective of The Institutional Growth Equity Portfolio is to provide capital appreciation, with income as a secondary consideration.

Fees and Expenses
The fee tables below describe the fees and expenses that you may pay if you buy and hold HC Advisors Shares of the Portfolio.

Shareholder Fees
(fees paid directly from your investment)

Maximum Sales Charges	None
Maximum Redemption Fee	None

Annual Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees (based on last year’s allocation, see “Advisory Services – Specialist Managers”)	0.33%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	0.11%
Total Annual Portfolio Operating Expenses	0.69%

Example:  This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

1 Year	$70
3 Years	$221
5 Years	$384
10 Years	$859

Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. For the period ended June 30, 2009 the Portfolio’s turnover was 66.73% of the average value of its portfolio (not annualized for the period beginning August 8, 2008 – commencement of operations).

Principal Investment Strategies
The Portfolio is designed to implement a growth-oriented investment approach. “Growth investing” means that securities acquired for the Portfolio can be expected to have above-average potential for growth in revenue and earnings. The Portfolio seeks to achieve its objective by investing primarily (i.e., at least 80% of its assets) in a diversified portfolio of equity securities. The Portfolio may invest up to 20% of the total assets of the actively managed portion of the Portfolio in income-producing securities other than common stock, such as preferred stocks or bonds that are convertible into common stock. Up to 20% of the total assets of the total Portfolio may also be invested in securities issued by non-U.S. companies. Although some of the equity securities in which the Portfolio will invest are expected to be dividend paying issues, income is a secondary consideration in the stock selection process. Accordingly, dividends paid by this Portfolio can generally be expected to be lower than those paid by The Institutional Value Equity Portfolio. Consistent with their respective investment styles, the Portfolio’s Specialist Managers may use instruments including option or futures contracts and similar instruments in order to pursue their investment objectives, gain market exposure pending investment or to hedge against fluctuations in market price of the securities in which the Portfolio invests. In accordance with applicable interpretations of the SEC, such derivative instruments may be treated as equity securities if these instruments have economic characteristics similar to those of equity securities.

The Portfolio is authorized to operate on a multi-manager basis. This means that a single Portfolio may be managed by more than one Specialist Manager. The multi-manager structure is generally designed to provide investors access to broadly diversified investment styles. The Trust seeks to engage skilled Specialist Managers to provide a broad exposure to the relevant asset class and returns in excess of the Portfolio’s benchmark over time. A portion of the Portfolio is managed by three Specialist Managers in accordance with an “active management” approach and another portion of the Portfolio is managed by one Specialist Manager using a “passive” or “index” investment approach.

14

The Institutional Growth Equity Portfolio (continued)

Principal Investment Risks.  The principal risks associated with an investment in this Portfolio are:

•	Credit Risk – Convertible securities are subject to the risk that the issuing company may fail to make principal and interest payments when due.

•	Derivative Risk – The value of derivative instruments may rise or fall more rapidly than other investments, and there is a risk that the Portfolio may lose more than the original amount invested in the derivative instrument. Some derivative instruments also involve the risk that other parties to the derivative contract may fail to meet their obligations, which could cause losses to the Portfolio.

•	Equity Market Risk – The market value of an equity security and the equity markets in general can be volatile.

•	Foreign Currency Risk – Securities denominated in foreign currencies are subject to the risk that the value of the foreign currency will decline in relation to the U.S. dollar. Currency exchange rates can be volatile and can be affected by, among other factors, the general economics of a country, or the actions of the U.S. or foreign governments or central banks. In addition, transaction expenses related to foreign securities, including custody fees, are generally more costly than transaction expenses for domestic securities.

•	Foreign Securities Risk – Investments in securities issued by non-U.S. companies and/or non-U.S. governments and their agencies, may be adversely affected by the lack of timely or reliable financial information, political, social and/or economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices. Securities denominated in foreign currencies are subject to the risk that the value of the foreign currency will decline in relation to the U.S. dollar and transaction expenses related to foreign securities, including custody fees, are generally more costly than transaction expenses for domestic securities.

•	Growth Investing Risk – An investment in growth stocks may be susceptible to rapid price swings, especially during periods of economic uncertainty. Growth stocks typically have little or no dividend income to cushion the effect of adverse market conditions. In addition, growth stocks may be particularly volatile in the event of earnings disappointments or other financial difficulties experienced by the issuer.

•	Index Risk – Because a portion of the Portfolio employs a passive investment approach, it may hold constituent securities of its benchmark index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Portfolio’s return to be lower than if the Portfolio employed an active strategy. In addition, the Portfolio’s return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, and cash flows.

•	Interest Rate Risk – Convertible securities are subject to the risk that, if interest rates rise, the value of income-producing securities may experience a corresponding decline.

•	Management Risk – The risk that investment strategies employed in the investment selection process may not result in an increase in the value of your investment or in overall performance equal to other investments.

•	Market Risk – The value of the securities held by a Portfolio may decline in response to general market and economic conditions or conditions that affect specific market sectors or individual companies.

•	Mid Cap Risk – These companies may have more limited financial resources, markets and depth of management than larger companies. As of the date of this Prospectus, companies with a market capitalization of between $3.6 billion and $11.3 billion would likely be included in the “mid cap” range.

•	Multi-Manager Risk – The risk that the Trust may be unable to (a) identify and retain Specialist Managers who achieve superior investment records relative to other similar investments, (b) pair Specialist Managers that have complementary investment styles, or (c) effectively allocate Portfolio assets among Specialist Managers to enhance the return and reduce the volatility that would typically be expected of any one management style. A multi-manager Portfolio may, under certain circumstances, incur trading costs that might not occur in a Portfolio that is served by a single Specialist Manager. For example, one Specialist Manager may sell a security that is to be purchased by another Specialist Manager for the same Portfolio or a Portfolio may experience substantial portfolio turnover in the event that one Specialist Manager is replaced by another. Further, because a Specialist Manager may manage only a portion of the Portfolio it serves, securities may be purchased and sold without regard to the overall trading expenses of the Portfolio. Under such circumstances, higher transaction costs are likely to result.

There is no guarantee that the Portfolio will meet its goals. It is possible to lose money by investing in the Portfolio.

15

The Institutional Growth Equity Portfolio (continued)

Performance Bar Chart and Table

Performance.  The chart and table below show how The Institutional Growth Equity Portfolio has performed, and how its performance has varied, from year to year. The bar chart shows returns on a before-tax basis and gives some indication of risk by showing changes in the Portfolio’s yearly performance for each full calendar year since the Portfolio’s inception on August 8, 2008. The table accompanying the bar chart compares the Portfolio’s performance over time on a before and after-tax basis to that of a broad based market index. Of course, past performance, before and after taxes, does not indicate how the Portfolio will perform in the future. The HC Advisors Shares is a new class of the Trust for which a full calendar year of performance is not yet available. The performance shown below is that of HC Strategic Shares and has not been adjusted to reflect HC Advisors Shares expenses, which are higher. If it had been, performance would have been lower.

Year-by-Year Total Returns as of 12/31

Best quarter:	2nd Qtr. 2009	15.01%
Worst quarter:	1st Qtr. 2009	(1.06)%

Average Annual Total Returns
(for the periods ended 12/31/09)

		Since
	One	August 8,
	Year	2008

The Institutional Growth Equity Portfolio
– Before Taxes	41.51%	(2	.00)%
– After Taxes on Distributions	41.04%	(2	.28)%
– After Taxes on Distributions and Sale of Portfolio Shares	26.93%	(1	.85)%
Russell 1000® Growth Index (reflects no deduction for fees, expenses or taxes)	37.21%	(5	.11)%

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Portfolio shares through tax-deferred arrangements, such as qualified retirement plans.

16

The Institutional Growth Equity Portfolio (continued)

Investment Adviser
HC Capital is the Portfolio’s investment adviser.

Investment Subadvisers
Jennison, PIMCO, SGA and SSgA FM are the Specialist Managers for the Portfolio.

Portfolio Managers:

Jennison:  Kathleen A. McCarragher joined Jennison in 1998. She has managed the portion of the Portfolio allocated to Jennison since August, 2008.

PIMCO:  Saumil Parikh has been with PIMCO since 2000 and has managed the portion of the Portfolio allocated to PIMCO since August, 2008.

SGA:  George P. Fraise, Gordon M. Marchand and Robert L. Rohn co-founded SGA in 2003. Messrs. Fraise, Marchand and Rohn have co-managed that portion of the Portfolio allocated to SGA since August, 2008.

SSgA FM:  Kristin Carcio joined SSgA FM in 2006 and John Tucker, CFA joined SSgA FM in 1988. Ms. Carcio and Mr. Tucker have co-managed the portion of the Portfolio allocated to SSgA FM since August, 2008.

Tax Information
The Portfolio intends to make distributions each year. The Portfolio’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Distributions attributable to the net capital gain of a Portfolio will be taxable to you as long-term capital gain, regardless of how long you have held your shares.

For more information on purchasing and selling shares of the Portfolio and financial intermediary compensation, please see “Summary of Other Important Information Regarding Portfolio Shares.”

17

The Small Capitalization Equity Portfolio

Investment Objective
The investment objective of The Small Capitalization Equity Portfolio is to provide long-term capital appreciation.

Fees and Expenses
The fee tables below describe the fees and expenses that you may pay if you buy and hold HC Advisors Shares of the Portfolio.

Shareholder Fees
(fees paid directly from your investment)

Maximum Sales Charges	None
Maximum Redemption Fee	None

Annual Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees (based on an allocation as of December 31, 2009, see “Advisory Services – Specialist Managers”)	0.71%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	0.11%
Total Annual Portfolio Operating Expenses	1.07%

Example:  This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year. Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

1 Year	$109
3 Years	$340
5 Years	$590
10 Years	$1,306

Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover was 99.01% of the average value of its portfolio.

Principal Investment Strategies
The Portfolio invests primarily (i.e., at least 80% of its assets) in equity securities of “small cap” issuers. The Portfolio is designed to invest primarily in equity securities of U.S. issuers which have market capitalizations that are less than $2.2 billion and/or are comparable to the capitalization of companies in the Russell 2000® Index at the time of purchase. Up to 20% of the total assets of the total Portfolio may also be invested in securities of “mid cap” issuers. Consistent with its objective the Portfolio will invest in both dividend paying securities and securities that do not pay dividends. Also, consistent with their respective investment styles, the Portfolio’s Specialist Managers may use instruments such as option or futures contracts in order to gain market exposure pending investment or to hedge against fluctuations in market price of the securities in which the Portfolio invests. As of May 1, 2009, the market capitalization range of companies in the Russell 2000 Index was between approximately $78 million and $1.69 billion. Companies with a market capitalization between $3.6 billion and $11.3 billion would likely be included in the “mid cap” range.

The Portfolio is authorized to operate on a multi-manager basis. This means that a single Portfolio may be managed by more than one Specialist Manager. The multi-manager structure is generally designed to provide investors access to broadly diversified investment styles. The Trust seeks to engage skilled Specialist Managers to provide a broad exposure to the relevant asset class and returns in excess of the Portfolio’s benchmark over time. A portion of the Portfolio is managed by four Specialist Managers in accordance with an “active management” approach and another portion of the Portfolio is managed by one Specialist Manager using a “passive” or “index” investment approach.

18

The Small Capitalization Equity Portfolio (continued)

Principal Investment Risks
Investing in the Portfolio involves risks common to any investment in securities. As is the case with any investment, your investment in the Portfolio involves the risk that you may lose money on your investment.

•	Derivative Risk – The value of derivative instruments may rise or fall more rapidly than other investments, and there is a risk that the Portfolio may lose more than the original amount invested in the derivative instrument. Some derivative instruments also involve the risk that other parties to the derivative contract may fail to meet their obligations, which could cause losses to the Portfolio.

•	Equity Market Risk – The market value of an equity security and the equity markets in general can be volatile.

•	Index Risk – Because a portion of the Portfolio employs a passive investment approach, it may hold constituent securities of its benchmark index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Portfolio’s return to be lower than if the Portfolio employed an active strategy. In addition, the Portfolio’s return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, and cash flows.

•	Management Risk – The risk that investment strategies employed in the investment selection process may not result in an increase in the value of your investment or in overall performance equal to other investments.

•	Market Risk – The value of the securities held by a Portfolio may decline in response to general market and economic conditions or conditions that affect specific market sectors or individual companies.

•	Multi-Manager Risk – The risk that the Trust may be unable to (a) identify and retain Specialist Managers who achieve superior investment records relative to other similar investments, (b) pair Specialist Managers that have complementary investment styles, or (c) effectively allocate Portfolio assets among Specialist Managers to enhance the return and reduce the volatility that would typically be expected of any one management style. A multi-manager Portfolio may, under certain circumstances, incur trading costs that might not occur in a Portfolio that is served by a single Specialist Manager. For example, one Specialist Manager may sell a security that is to be purchased by another Specialist Manager for the same Portfolio or a Portfolio may experience substantial portfolio turnover in the event that one Specialist Manager is replaced by another. Further, because a Specialist Manager may manage only a portion of the Portfolio it serves, securities may be purchased and sold without regard to the overall trading expenses of the Portfolio. Under such circumstances, higher transaction costs are likely to result

•	Mid Cap Risk – The Portfolio is authorized to invest up to 20% of its assets in securities whose capitalizations may exceed the Portfolio’s definition of “small cap issuers.” These companies may have greater financial resources, markets and depth of management than companies in the small cap universe and may be less likely to experience the rapid growth that small cap investors seek.

•	Small Cap Risk – Small cap companies may be more vulnerable to adverse business or economic developments. They may also be less liquid and/or more volatile than securities of larger companies or the market averages in general. Small cap companies may be adversely affected during periods when investors prefer to hold securities of large capitalization companies.

There is no guarantee that the Portfolio will meet its goals. It is possible to lose money by investing in the Portfolio.

19

The Small Capitalization Equity Portfolio (continued)

Performance Bar Chart and Table

Performance.  The chart and table below show how The Small Capitalization Equity Portfolio has performed, and how its performance has varied, from year to year. The bar chart shows returns on a before-tax basis and gives some indication of risk by showing changes in the Portfolio’s yearly performance for each of the last ten full calendar years. The table accompanying the bar chart compares the Portfolio’s performance over time on a before and after-tax basis to that of a broad based market index. Of course, past performance, before and after taxes, does not indicate how the Portfolio will perform in the future. The HC Advisors Shares is a new class of the Trust for which a full calendar year of performance is not yet available. The performance shown below is that of HC Strategic Shares and has not been adjusted to reflect HC Advisors Shares expenses, which are higher. If it had been, performance would have been lower.

Year-by-Year Total Returns as of 12/31

Best quarter:	2nd Qtr. 2003	23.33%
Worst quarter:	4th Qtr. 2008	(26.29)%

Average Annual Total Returns
(for the periods ended 12/31/09)

	One	Five	Ten
	Year	Years	Years

The Small Capitalization Equity Portfolio
– Before Taxes	28.55%	1.59%	3.15%
– After Taxes on Distributions	28.30%	0.10%	2.06%
– After Taxes on Distributions and Sale of Portfolio Shares	18.54%	1.17%	2.49%
Russell 2000® Index (reflects no deduction for fees, expenses or taxes)	27.17%	0.51%	3.51%

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Portfolio shares through tax-deferred arrangements, such as qualified retirement plans.

20

The Small Capitalization Equity Portfolio (continued)

Investment Adviser
HC Capital is the Portfolio’s investment adviser.

Investment Subadvisers
Frontier Capital Management Company, LLC (“Frontier”), IronBridge Capital Management LP (“IronBridge”), Pzena Investment Management, LLC (“Pzena”), SSgA FM and Sterling Johnston Capital Management, L.P. (“Sterling Johnston) are the Specialist Managers for the Portfolio.

Portfolio Managers:

Frontier:  Michael Cavarretta has been with Frontier since 1988 and has managed the portion of the Portfolio allocated to Frontier since September, 1995.

IronBridge:  Christopher C. Faber and Jeffrey B. Madden have been with IronBridge since 1999 and 2000, respectively. Mr. Faber and Mr. Madden have co-managed the portion of the Portfolio allocated to IronBridge since November, 2004.

Pzena:  Richard Pzena, John Goetz and Benjamin Silver have been with Pzena since 1995, 1996 and 2001, respectively. As of the date of this Prospectus Messrs. Pzena, Goetz and Silver have not yet begun providing investment management services to the Portfolio.

SSgA FM:  Kristin Carcio and John Tucker, CFA joined SSgA FM in 2006 and 1988, respectively. Ms. Carcio and Mr. Tucker have co-managed the portion of the Portfolio allocated to SSgA FM since July, 2009.

Sterling Johnston:  Scott Sterling Johnston has been with Sterling Johnston and its predecessor firms since 1985. He has managed the portion of the Portfolio allocated to Sterling Johnston since December, 2000.

Tax Information
The Portfolio intends to make distributions each year. The Portfolio’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements

Distributions attributable to the net capital gain of a Portfolio will be taxable to you as long-term capital gain, regardless of how long you have held your shares.

For more information on purchasing and selling shares of the Portfolio and financial intermediary compensation, please see “Summary of Other Important Information Regarding Portfolio Shares.”

21

The Institutional Small Capitalization Equity Portfolio

Investment Objective
The investment objective of The Institutional Small Capitalization Equity Portfolio is to provide long-term capital appreciation.

Fees and Expenses
The fee table below describes the fees and expenses that you may pay if you buy and hold HC Advisors Shares of the Portfolio.

Shareholder Fees
(fees paid directly from your investment)

Maximum Sales Charges	None
Maximum Redemption Fee	None

Annual Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees (based on an allocation as of December 31, 2009, see “Advisory Services – Specialist Managers”)	0.71%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	0.12%
Total Annual Portfolio Operating Expenses	1.08%

Example:  This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year. Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

1 Year	$110
3 Years	$343
5 Years	$595
10 Years	$1,317

Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. For the period ended June 30, 2009 the Portfolio’s turnover was 71.46% of the average value of its portfolio (not annualized for the period beginning August 15, 2008 – commencement of operations).

Principal Investment Strategies
The Portfolio invests primarily (i.e., at least 80% of its assets) in equity securities of “small cap” issuers. The Portfolio is designed to invest primarily in equity securities of U.S. issuers which have market capitalizations that are less than $2.2 billion and/or are comparable to the capitalization of companies in the Russell 2000® Index at the time of purchase. Up to 20% of the total assets of the total Portfolio may also be invested in securities of “mid cap” issuers. Consistent with this objective the Portfolio will invest in both dividend paying securities and securities that do not pay dividends. Also, consistent with their respective investment styles, the Portfolio’s Specialist Managers may use instruments such as option or futures contracts in order to gain market exposure pending investment or to hedge against fluctuations in market price of the securities in which the Portfolio invests. As of May 1, 2009, the market capitalization range of companies in the Russell 2000 Index was between approximately $78 million and $1.69 billion. Companies with a market capitalization between $3.6 billion and $11.3 billion would likely be included in the “mid cap” range.

The Portfolio is authorized to operate on a multi-manager basis. This means that a single Portfolio may be managed by more than one Specialist Manager. The multi-manager structure is generally designed to provide investors access to broadly diversified investment styles. The Trust seeks to engage skilled Specialist Managers to provide a broad exposure to the relevant asset class and returns in excess of the Portfolio’s benchmark over time. A portion of the Portfolio is managed by four Specialist Managers in accordance with an “active management” approach and another portion of the Portfolio is managed by one Specialist Manager using a “passive” or “index” investment approach.

22

The Institutional Small Capitalization Equity Portfolio (continued)

Principal Investment Risks
Investing in the Portfolio involves risks common to any investment in securities. As is the case with any investment, your investment in the Portfolio involves the risk that you may lose money on your investment.

•	Derivative Risk – The value of derivative instruments may rise or fall more rapidly than other investments, and there is a risk that the Portfolio may lose more than the original amount invested in the derivative instrument. Some derivative instruments also involve the risk that other parties to the derivative contract may fail to meet their obligations, which could cause losses to the Portfolio.

•	Equity Market Risk – The market value of an equity security and the equity markets in general can be volatile.

•	Index Risk – Because a portion of the Portfolio employs a passive investment approach, it may hold constituent securities of its benchmark index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Portfolio’s return to be lower than if the Portfolio employed an active strategy. In addition, the Portfolio’s return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, and cash flows.

•	Management Risk – The risk that investment strategies employed in the investment selection process may not result in an increase in the value of your investment or in overall performance equal to other investments.

•	Market Risk – The value of the securities held by a Portfolio may decline in response to general market and economic conditions or conditions that affect specific market sectors or individual companies.

•	Multi-Manager Risk – The risk that the Trust may be unable to (a) identify and retain Specialist Managers who achieve superior investment records relative to other similar investments, (b) pair Specialist Managers that have complementary investment styles, or (c) effectively allocate Portfolio assets among Specialist Managers to enhance the return and reduce the volatility that would typically be expected of any one management style. A multi-manager Portfolio may, under certain circumstances, incur trading costs that might not occur in a Portfolio that is served by a single Specialist Manager. For example, one Specialist Manager may sell a security that is to be purchased by another Specialist Manager for the same Portfolio or a Portfolio may experience substantial portfolio turnover in the event that one Specialist Manager is replaced by another. Further, because a Specialist Manager may manage only a portion of the Portfolio it serves, securities may be purchased and sold without regard to the overall trading expenses of the Portfolio. Under such circumstances, higher transaction costs are likely to result.

•	Mid Cap Risk – The Portfolio is authorized to invest up to 20% of its assets in securities whose capitalizations may exceed the Portfolio’s definition of “small cap issuers.” These companies may have greater financial resources, markets and depth of management than companies in the small cap universe and may be less likely to experience the rapid growth that small cap investors seek.

•	Small Cap Risk – Small cap companies may be more vulnerable to adverse business or economic developments. They may also be less liquid and/or more volatile than securities of larger companies or the market averages in general. Small cap companies may be adversely affected during periods when investors prefer to hold securities of large capitalization companies.

There is no guarantee that the Portfolio will meet its goals. It is possible to lose money by investing in the Portfolio.

23

The Institutional Small Capitalization Equity Portfolio (continued)

Performance Bar Chart and Table

Performance.  The chart and table below show how The Institutional Small Capitalization Equity Portfolio has performed, and how its performance has varied, from year to year. The bar chart shows returns on a before-tax basis and gives some indication of risk by showing changes in the Portfolio’s yearly performance for each full calendar year since the Portfolio’s inception on August 15, 2008. The table accompanying the bar chart compares the Portfolio’s performance over time on a before and after-tax basis to that of a broad based market index. Of course, past performance, before and after taxes, does not indicate how the Portfolio will perform in the future. The HC Advisors Shares is a new class of the Trust for which a full calendar year of performance is not yet available. The performance shown below is that of HC Strategic Shares and has not been adjusted to reflect HC Advisors Shares expenses, which are higher. If it had been, performance would have been lower.

Year-by-Year Total Returns as of 12/31

Best quarter:	2nd Qtr. 2009	19.99%
Worst quarter:	1st Qtr. 2009	(12.32)%

Average Annual Total Returns
(for the periods ended 12/31/09)

		Since
	One	August 15,
	Year	2008

The Institutional Small Capitalization Equity Portfolio
– Before Taxes	27.34%	(13	.04)%
– After Taxes on Distributions	27.08%	(13	.20)%
– After Taxes on Distributions and Sale of Portfolio Shares	17.75%	(11	.12)%
Russell 2000® Index (reflects no deduction for fees, expenses or taxes)	27.17%	(11	.19)%

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Portfolio shares through tax-deferred arrangements, such as qualified retirement plans.

24

The Institutional Small Capitalization Equity Portfolio (continued)

Investment Adviser
HC Capital is the Portfolio’s investment adviser.

Investment Subadvisers
Frontier, IronBridge, Pzena, SSgA FM and Sterling Johnston are the Specialist Managers for the Portfolio.

Portfolio Managers:

Frontier:  Michael Cavarretta has been with Frontier since 2006 and has managed the portion of the Portfolio allocated to Frontier since the Portfolio’s August, 2008.

IronBridge:  Christopher C. Faber and Jeffrey B. Madden have been with IronBridge since 1999 and 2000, respectively. Mr. Faber and Mr. Madden have co-managed the portion of the Portfolio allocated to IronBridge since August, 2008.

Pzena:  Richard Pzena, John Goetz and Benjamin Silver have been with Pzena since 1995, 1996 and 2001, respectively. As of the date of this Prospectus Messrs. Pzena, Goetz and Silver have not yet begun providing investment management services to the Portfolio.

SSgA FM:  Kristin Carcio and John Tucker, CFA joined SSgA FM in 2006 and 1988, respectively. Ms. Carcio and Mr. Tucker have co-managed the portion of the Portfolio allocated to SSgA FM since July, 2009.

Sterling Johnston:  Scott Sterling Johnston has been with Sterling Johnston and its predecessor firms since 1985. He has managed the portion of the Portfolio allocated to Sterling Johnston since August, 2008.

Tax Information
The Portfolio intends to make distributions each year. The Portfolio’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Distributions attributable to the net capital gain of a Portfolio will be taxable to you as long-term capital gain, regardless of how long you have held your shares.

For more information on purchasing and selling shares of the Portfolio and financial intermediary compensation, please see “Summary of Other Important Information Regarding Portfolio Shares.”

25

The Real Estate Securities Portfolio

Investment Objective
The investment objective of The Real Estate Securities Portfolio is to provide total return consisting of both capital appreciation and current income.

Fees and Expenses
The fee tables below describe the fees and expenses that you may pay if you buy and hold HC Advisors Shares of the Portfolio.

Shareholder Fees
(fees paid directly from your investment)

Maximum Sales Charges	None
Maximum Redemption Fee	None

Annual Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees(a)	0.72%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses(a)	0.11%
Total Annual Portfolio Operating Expenses	1.08%

(a) Based on estimated amounts for the current fiscal year.

Example:  This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

1 Year	$110
3 Years	$343
5 Years	$595
10 Years	$1,317

Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. For the period ended June 30, 2009 the Portfolio’s turnover was 4.41% of the average value of its portfolio (not annualized for the period beginning May 21, 2009 — commencement of operations).

Principal Investment Strategies
The Portfolio seeks to achieve its objective by investing primarily (i.e. at least 80% of its assets) in a portfolio of equity and debt securities issued by U.S. and non-U.S. real estate-related companies. The Portfolio invests primarily in equity and debt securities of real estate companies, including companies known as real estate investment trusts (REITs) and other real estate operating companies whose value is derived from ownership, development and management of underlying real estate properties. The Portfolio’s permissible investments include equity and equity-related securities of real estate-related companies, including common stock, preferred stock, convertible securities, warrants, options, depositary receipts and other similar equity equivalents. The Portfolio also may invest in equity and equity-related and fixed income securities, including debt securities, mortgage-backed securities, high yield debt, and private placements. The Portfolio may also invest in companies which are located in emerging markets countries, as well as companies of any market capitalization.

Consistent with its investment style, the Portfolio’s Specialist Manager may use instruments such as option or futures contracts in order to gain market exposure pending investment or to hedge against fluctuations in market price of the securities in which the Portfolio invests.

The Portfolio is authorized to operate on a multi-manager basis. This means that a single Portfolio may be managed by more than one Specialist Manager. The multi-manager structure is generally designed to provide investors access to broadly diversified investment styles. The Trust seeks to engage skilled Specialist Managers to provide a broad exposure to the relevant asset class and returns in excess of the Portfolio’s benchmark over time. The Portfolio is currently managed by one Specialist Manager.

26

The Real Estate Securities Portfolio (continued)

Principal Investment Risks
Investing in the Portfolio involves risks common to any investment in securities. As is the case with any investment, your investment in the Portfolio involves the risk that you may lose money on your investment.

•	Call/Prepayment Risk – When interest rates are declining, issuers of fixed income securities held by the Portfolio may prepay principal earlier than scheduled. As a result of this risk, the Portfolio may have to reinvest these prepayments at those lower rates, thus reducing its income. Mortgage-backed and asset-backed securities are especially sensitive to prepayment.

•	Credit Risk – An investment in the Portfolio also involves the risk that the issuer of a fixed income security that the Portfolio holds will fail to make timely payments of interest or principal, or go bankrupt, or that the value of the securities will decline because of a market perception that the issuer may not make payments on time. Changes in economic conditions are likely to cause issuers of these securities to be unable to meet their obligations. Credit risk is greater for lower quality or “junk bonds.” In addition, the securities of many U.S. Government agencies, authorities or instrumentalities in which the Portfolio may invest are neither issued nor guaranteed by the U.S. Government, and may be supported only by the ability of the issuer to borrow from the U.S. Treasury or by the credit of the issuer.

•	Derivative Risk – The value of derivative instruments may rise or fall more rapidly than other investments, and there is a risk that the Portfolio may lose more than the original amount invested in the derivative instrument. Some derivative instruments also involve the risk that other parties to the derivative contract may fail to meet their obligations, which could cause losses to the Portfolio.

•	Emerging Markets Risk – Risks associated with foreign investments may be intensified in the case of investments in emerging market countries, whose political, legal and economic systems are less developed and less stable than those of more developed nations. Such investments are often less liquid and/or more volatile than securities issued by companies located in developed nations, such as the United States, Canada and those included in the MSCI EAFE® Index.

•	Equity Market Risk – The market value of an equity security and the equity markets in general can be volatile.

•	Extension Risk – Fixed income securities held by the Portfolio are subject to the risk that payment on the loans underlying the securities held by the Portfolio will be made more slowly when interest rates are rising. This could cause the market value of the securities to decline.

•	Foreign Currency Risk – Securities denominated in foreign currencies are subject to the risk that the value of the foreign currency will decline in relation to the U.S. dollar. Currency exchange rates can be volatile and can be affected by, among other factors, the general economics of a country or the actions of the U.S. or foreign governments or central banks. In addition, transaction expenses related to foreign securities, including custody fees, are generally more costly than transaction expenses for domestic securities.

•	Foreign Securities Risk – Investments in securities issued by non-U.S. companies and/or non-U.S. governments and their agencies, may be adversely affected by the lack of timely or reliable financial information, political, social and/or economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices. Securities denominated in foreign currencies are subject to the risk that the value of the foreign currency will decline in relation to the U.S. dollar and transaction expenses related to foreign securities, including custody fees, are generally more costly than transaction expenses for domestic securities. Additionally, risks associated with foreign investments may be intensified in the case of investments in emerging market countries, whose political, legal and economic systems are less developed and less stable than those of more developed nations.

•	Interest Rate Risk – One of the risks associated with an investment in the Portfolio is the risk that the value of fixed income securities held in the Portfolio will decline with changes in interest rates. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

•	Liquidity Risk – At times, certain securities may be difficult or impossible to sell at the price that would normally prevail in the market. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Portfolio management or performance. This includes the risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

•	Management Risk – The risk that investment strategies employed in the investment selection process may not result in an increase in the value of your investment or in overall performance equal to other investments.

•	Market Risk – The value of the securities held by a Portfolio may decline in response to general market and economic conditions or conditions that affect specific market sectors or individual companies.

27

The Real Estate Securities Portfolio (continued)

•	Non-Diversification Risk – The Portfolio is classified as non-diversified for purposes of the Investment Company Act of 1940, as amended (the “Investment Company Act”). This means that, with respect to 50% of its investment portfolio, there is no limit on the percentage of assets that can be invested in a single issuer. Accordingly, an investment in a non-diversified fund may entail greater risk than would otherwise be the case because the potential for a higher percentage of investments among fewer issuers may result in greater fluctuation in the total market value of the Portfolio.

•	Real Estate Markets and REIT Risk – Investments in the Portfolio will be closely linked to the performance of the real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from unanticipated economic, legal, cultural or technological developments. REIT prices may also fall because of the failure of borrowers to pay their loans and/or poor management. The value of real estate (and real estate securities) may also be affected by increases in property taxes and changes in tax laws and interest rates. The value of securities of companies that service the real estate industry may also be affected by such risks.

•	Sector/Concentration Risk – Because the Portfolio concentrates its investments in real estate securities, it may be subject to greater risks of loss as a result of economic, business or other developments than a fund representing a broader range of industries. The Portfolio may be subject to risks associated with direct ownership of real estate, such as changes in economic conditions, interest rates, availability of mortgage funds, property values, increases in property taxes and operating expenses, increased competition, environmental problems, changes in zoning laws and natural disasters.

•	Small/Mid Cap Risk – Many companies in the investable universe are classified as small or mid cap companies. Small and mid-cap companies may be more vulnerable to adverse business or economic developments. They may also be less liquid and/or more volatile than securities of larger companies or the market averages in general. Small and mid-cap companies may be adversely affected during periods when investors prefer to hold securities of large capitalization companies.

There is no guarantee that the Portfolio will meet its goals. It is possible to lose money by investing in the Portfolio.

28

The Real Estate Securities Portfolio (continued)

Performance Bar Chart and Table
Due to the fact that the Portfolio has not yet completed a full calendar year of operations, there is no performance history.

Investment Adviser
HC Capital is the Portfolio’s investment adviser.

Investment Subadviser
Wellington Management Company, LLP (“Wellington Management”) is the Specialist Manager for the Portfolio.

Portfolio Manager:

Wellington Management:  James P. Hoffmann joined Wellington Management in 1997. He has managed the portion of the Portfolio allocated to Wellington Management since May, 2009.

Tax Information
The Portfolio intends to make distributions each year. The Portfolio’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Distributions attributable to the net capital gain of a Portfolio will be taxable to you as long-term capital gain, regardless of how long you have held your shares.

For more information on purchasing and selling shares of the Portfolio and financial intermediary compensation, please see “Summary of Other Important Information Regarding Portfolio Shares.”

29

The International Equity Portfolio

Investment Objective
The investment objective of The International Equity Portfolio is to maximize total return.

Fees and Expenses
The fee tables below describe the fees and expenses that you may pay if you buy and hold HC Advisors Shares of the Portfolio.

Shareholder Fees
(fees paid directly from your investment)

Maximum Sales Charges	None
Maximum Redemption Fee	None

Annual Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees (based on a targeted allocation, see “Advisory Services – Specialist Managers”)	0.46%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	0.15%
Total Annual Portfolio Operating Expenses	0.86%

Example:  This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

1 Year	$88
3 Years	$274
5 Years	$477
10 Years	$1,061

Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover was 70.27% of the average value of its portfolio.

Principal Investment Strategies
The Portfolio invests primarily (i.e., at least 80% of its assets) in a diversified portfolio of equity securities of issuers located in non-U.S. countries. The Portfolio is designed to invest in the equity securities of non-U.S. issuers. Although the Portfolio may invest anywhere in the world, the Portfolio is expected to invest primarily in the equity markets included in the Morgan Stanley Capital International Europe, Australasia and Far East Index (“MSCI EAFE Index”).

The Portfolio is authorized to operate on a multi-manager basis. This means that a single Portfolio may be managed by more than one Specialist Manager. The multi-manager structure is generally designed to provide investors access to broadly diversified investment styles. The Trust seeks to engage skilled Specialist Managers to provide a broad exposure to the relevant asset class and returns in excess of the Portfolio’s benchmark over time. A portion of the Portfolio is managed by three Specialist Managers in accordance with an “active management” approach and another portion of the Portfolio is managed by one Specialist Manager using a “passive” or “index” investment approach.

30

The International Equity Portfolio (continued)

Principal Investment Risks
Investing in the Portfolio involves risks common to any investment in securities. As is the case with any investment, your investment in the Portfolio involves the risk that you may lose money on your investment.

•	Derivative Risk – The value of derivative instruments may rise or fall more rapidly than other investments, and there is a risk that the Portfolio may lose more than the original amount invested in the derivative instrument. Some derivative instruments also involve the risk that other parties to the derivative contract may fail to meet their obligations, which could cause losses to the Portfolio.

•	Emerging Markets Risk – Risks associated with foreign investments may be intensified in the case of investments in emerging market countries, whose political, legal and economic systems are less developed and less stable than those of more developed nations. Such investments are often less liquid and/or more volatile than securities issued by companies located in developed nations, such as the United States, Canada and those included in the MSCI EAFE® Index. Certain types of securities, including emerging market securities, are subject to the risk that the securities may not be sold at the quoted market price within a reasonable period of time.

•	Equity Market Risk – The market value of an equity security and the equity markets in general can be volatile.

•	Foreign Currency Risk – Securities denominated in foreign currencies are subject to the risk that the value of the foreign currency will decline in relation to the U.S. dollar. Currency exchange rates can be volatile and can be affected by, among other factors, the general economics of a country or the actions of the U.S. or foreign governments or central banks. In addition, transaction expenses related to foreign securities, including custody fees, are generally more costly than transaction expenses for domestic securities.

•	Foreign Securities Risk – Investments in securities issued by non-U.S. companies and/or non-U.S. governments and their agencies, may be adversely affected by the lack of timely or reliable financial information, political, social and/or economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices. Securities denominated in foreign currencies are subject to the risk that the value of the foreign currency will decline in relation to the U.S. dollar and transaction expenses related to foreign securities, including custody fees, are generally more costly than transaction expenses for domestic securities. Additionally, risks associated with foreign investments may be intensified in the case of investments in emerging market countries, whose political, legal and economic systems are less developed and less stable than those of more developed nations.

•	Management Risk – The risk that investment strategies employed in the investment selection process may not result in an increase in the value of your investment or in overall performance equal to other investments.

•	Market Risk – The value of the securities held by a Portfolio may decline in response to general market and economic conditions or conditions that affect specific market sectors or individual companies.

•	Multi-Manager Risk – The risk that the Trust may be unable to (a) identify and retain Specialist Managers who achieve superior investment records relative to other similar investments, (b) pair Specialist Managers that have complementary investment styles, or (c) effectively allocate Portfolio assets among Specialist Managers to enhance the return and reduce the volatility that would typically be expected of any one management style. A multi-manager Portfolio may, under certain circumstances, incur trading costs that might not occur in a Portfolio that is served by a single Specialist Manager. For example, one Specialist Manager may sell a security that is to be purchased by another Specialist Manager for the same Portfolio or a Portfolio may experience substantial portfolio turnover in the event that one Specialist Manager is replaced by another. Further, because a Specialist Manager may manage only a portion of the Portfolio it serves, securities may be purchased and sold without regard to the overall trading expenses of the Portfolio. Under such circumstances, higher transaction costs are likely to result.

There is no guarantee that the Portfolio will meet its goals. It is possible to lose money by investing in the Portfolio.

31

The International Equity Portfolio (continued)

Performance Bar Chart and Table

Performance.  The chart and table below show how The International Equity Portfolio has performed, and how its performance has varied, from year to year. The bar chart shows returns on a before-tax basis and gives some indication of risk by showing changes in the Portfolio’s yearly performance for each of the last ten full calendar years. The table accompanying the bar chart compares the Portfolio’s performance over time on a before and after-tax basis to that of a broad based market index. Of course, past performance, before and after taxes, does not indicate how the Portfolio will perform in the future. The HC Advisors Shares is a new class of the Trust for which a full calendar year of performance is not yet available. The performance shown below is that of HC Strategic Shares and has not been adjusted to reflect HC Advisors Shares expenses, which are higher. If it had been, performance would have been lower.

Year-by-Year Total Returns as of 12/31

Best quarter:	2nd Qtr. 2009	20.93%
Worst quarter:	3rd Qtr. 2002	(20.59)%

Average Annual Total Returns
(for the periods ended 12/31/09)

	One	Five	Ten
	Year	Years	Years

The International Equity Portfolio
– Before Taxes	30.70%	4.15%	0.81%
– After Taxes on Distributions	29.77%	3.25%	(0	.38)%
– After Taxes on Distributions and Sale of Portfolio Shares	19.85%	3.63%	0.27%
MSCI EAFE® Index (reflects no deduction for fees, expenses or taxes)	32.46%	4.02%	1.58%

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Portfolio shares through tax-deferred arrangements, such as qualified retirement plans.

32

The International Equity Portfolio (continued)

Investment Adviser
HC Capital is the Portfolio’s investment adviser.

Investment Subadvisers
Artisan Partners Limited Partnership (“Artisan”), Causeway Capital Management LLC (“Causeway”), Capital Guardian Trust Company (“CapGuardian”) and SSgA FM are the Specialist Managers for the Portfolio.

Portfolio Managers:

Artisan:  Mr. Mark L. Yockey joined Artisan in 1995. He has managed the portion of the Portfolio allocated to Artisan since July, 1999.

CapGuardian:  Mr. Gerald Du Manoir joined CapGuardian in 1990, Mr. David I. Fisher has been with the organization since 1969, Mr. Arthur J. Gromadzki joined the organization in 1987, Ms. Nancy J. Kyle joined the organization in 1991, Mr. Lionel M. Sauvage joined the organization in 1987, Ms. Nilly Sikorsky joined the organization in 1962 and Mr. Rudolf M. Staehelin joined the organization in 1981. Messrs. Du Manoir, Fisher, Gromadzki, Sauvage and Staehelin have co-managed the portion of the Portfolio allocated to CapGuardian since August, 2006, May, 2005, July, 2000, May, 2000, and May, 2000, respectively. Mmes. Kyle and Sikorsky have co-managed the portion of the Portfolio allocated to CapGuardian since May, 2000.

Causeway:  Sarah H. Ketterer, Harry W. Hartford, James A. Doyle, Jonathan P. Eng and Kevin Durkin each has been an investment professional with Causeway since 2001. Ms. Ketterer and Messrs. Hartford, Doyle, Eng and Durkin have co-managed that portion of the Portfolio allocated to Causeway since December, 2006.

SSgA FM:  Kala Croce joined SSgA FM in 1995 and Shelli Edgar joined SSgA in 2000. As of the date of this Prospectus, Ms. Croce and Ms. Edgar have not yet begun providing investment management services to the Portfolio.

Tax Information
The Portfolio intends to make distributions each year. The Portfolio’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Distributions attributable to the net capital gain of a Portfolio will be taxable to you as long-term capital gain, regardless of how long you have held your shares.

For more information on purchasing and selling shares of the Portfolio and financial intermediary compensation, please see “Summary of Other Important Information Regarding Portfolio Shares.”

33

The Institutional International Equity Portfolio

Investment Objective
The investment objective of The Institutional International Equity Portfolio is to maximize total return.

Fees and Expenses
The fee tables below describe the fees and expenses that you may pay if you buy and hold HC Advisors Shares of the Portfolio.

Shareholder Fees
(fees paid directly from your investment)

Maximum Sales Charges	None
Maximum Redemption Fee	None

Annual Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees(a) (based on a targeted allocation, see “Advisory Services – Specialist Managers”)	0.46%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses(a)	0.15%
Total Annual Portfolio Operating Expenses	0.86%

(a) Based on estimated amounts for the current fiscal year.

Example:  This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

1 Year	$88
3 Years	$274

Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. The Portfolio was not in operation during the last fiscal year, thus there is no turnover figure available.

Principal Investment Strategies
The Portfolio invests primarily (i.e., at least 80% of its assets) in a diversified portfolio of equity securities of issuers located in non-U.S. countries. The Portfolio is designed to invest in the equity securities of non-U.S. issuers. Although the Portfolio may invest anywhere in the world, the Portfolio is expected to invest primarily in the equity markets included in the Morgan Stanley Capital International Europe, Australasia and Far East Index (“MSCI EAFE Index”).

The Portfolio is authorized to operate on a multi-manager basis. This means that a single Portfolio may be managed by more than one Specialist Manager. The multi-manager structure is generally designed to provide investors access to broadly diversified investment styles. The Trust seeks to engage skilled Specialist Managers to provide a broad exposure to the relevant asset class and returns in excess of the Portfolio’s benchmark over time. A portion of the Portfolio is managed by three Specialist Managers in accordance with an “active management” approach and another portion of the Portfolio is managed by one Specialist Manager using a “passive” or “index” investment approach.

34

The Institutional International Equity Portfolio (continued)

Principal Investment Risks
Investing in the Portfolio involves risks common to any investment is securities. As is the case with any investment, your investment in the Portfolio involves the risk that you may lose money on your investment.

•	Derivative Risk – The value of derivative instruments may rise or fall more rapidly than other investments, and there is a risk that the Portfolio may lose more than the original amount invested in the derivative instrument. Some derivative instruments also involve the risk that other parties to the derivative contract may fail to meet their obligations, which could cause losses to the Portfolio.

•	Emerging Markets Risk – Risks associated with foreign investments may be intensified in the case of investments in emerging market countries, whose political, legal and economic systems are less developed and less stable than those of more developed nations. Such investments are often less liquid and/or more volatile than securities issued by companies located in developed nations, such as the United States, Canada and those included in the MSCI EAFE® Index.

•	Equity Market Risk – The market value of an equity security and the equity markets in general can be volatile.

•	Foreign Currency Risk – Securities denominated in foreign currencies are subject to the risk that the value of the foreign currency will decline in relation to the U.S. dollar. Currency exchange rates can be volatile and can be affected by, among other factors, the general economics of a country or the actions of the U.S. or foreign governments or central banks. In addition, transaction expenses related to foreign securities, including custody fees, are generally more costly than transaction expenses for domestic securities.

•	Foreign Securities Risk – Investments in securities issued by non-U.S. companies and/or non-U.S. governments and their agencies, may be adversely affected by the lack of timely or reliable financial information, political, social and/or economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices. Securities denominated in foreign currencies are subject to the risk that the value of the foreign currency will decline in relation to the U.S. dollar and transaction expenses related to foreign securities, including custody fees, are generally more costly than transaction expenses for domestic securities. Additionally, risks associated with foreign investments may be intensified in the case of investments in emerging market countries, whose political, legal and economic systems are less developed and less stable than those of more developed nations.

•	Management Risk – The risk that investment strategies employed in the investment selection process may not result in an increase in the value of your investment or in overall performance equal to other investments.

•	Market Risk – The value of the securities held by a Portfolio may decline in response to general market and economic conditions or conditions that affect specific market sectors or individual companies.

•	Multi-Manager Risk – The risk that the Trust may be unable to (a) identify and retain Specialist Managers who achieve superior investment records relative to other similar investments, (b) pair Specialist Managers that have complementary investment styles, or (c) effectively allocate Portfolio assets among Specialist Managers to enhance the return and reduce the volatility that would typically be expected of any one management style. A multi-manager Portfolio may, under certain circumstances, incur trading costs that might not occur in a Portfolio that is served by a single Specialist Manager. For example, one Specialist Manager may sell a security that is to be purchased by another Specialist Manager for the same Portfolio or a Portfolio may experience substantial portfolio turnover in the event that one Specialist Manager is replaced by another. Further, because a Specialist Manager may manage only a portion of the Portfolio it serves, securities may be purchased and sold without regard to the overall trading expenses of the Portfolio. Under such circumstances, higher transaction costs are likely to result.

There is no guarantee that the Portfolio will meet its goals. It is possible to lose money by investing in the Portfolio.

35

The Institutional International Equity Portfolio (continued)

Performance Bar Chart and Table
Due to the fact that the Portfolio has not yet completed a full calendar year of operations, there is no performance history.

Investment Adviser
HC Capital is the Portfolio’s investment adviser.

Investment Subadvisers
Artisan, Causeway, CapGuardian and SSgA FM are the Specialist Managers for the Portfolio.

Portfolio Managers:

Artisan:  Mr. Mark L. Yockey joined Artisan in 1995. He has managed the portion of the Portfolio allocated to Artisan since November, 2009.

CapGuardian:  Mr. Gerald Du Manoir joined CapGuardian in 1990, Mr. David I. Fisher has been with the organization since 1969, Mr. Arthur J. Gromadzki joined the organization in 1987, Ms. Nancy J. Kyle joined the organization in 1991, Mr. Lionel M. Sauvage joined the organization in 1987, Ms. Nilly Sikorsky joined the organization in 1962 and Mr. Rudolf M. Staehelin joined the organization in 1981. Messrs. Du Manoir, Fisher, Gromadzki, Sauvage and Staehelin and Mmes. Kyle and Sikorsky have co-managed the portion of the Portfolio allocated to CapGuardian since November, 2009.

Causeway:  Sarah H. Ketterer, Harry W. Hartford, James A. Doyle, Jonathan P. Eng and Kevin Durkin each has been an investment professional with Causeway since 2001. Ms. Ketterer and Messrs. Hartford, Doyle, Eng and Durkin have co-managed that portion of the Portfolio allocated to Causeway since November, 2009.

SSgA FM:  Kala Croce joined SSgA FM in 1995 and Shelli Edgar joined SSgA in 2000. As of the date of this Prospectus, Ms. Croce and Ms. Edgar have not yet begun providing investment management services to the Portfolio.

Tax Information
The Portfolio intends to make distributions each year. The Portfolio’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Distributions attributable to the net capital gain of a Portfolio will be taxable to you as long-term capital gain, regardless of how long you have held your shares.

For more information on purchasing and selling shares of the Portfolio and financial intermediary compensation, please see “Summary of Other Important Information Regarding Portfolio Shares.”

36

The Emerging Markets Portfolio

Investment Objective
The investment objective of The Emerging Markets Portfolio is to provide maximum total return, primarily through capital appreciation.

Fees and Expenses
The fee tables below describe the fees and expenses that you may pay if you buy and hold HC Advisors Shares of the Portfolio.

Shareholder Fees
(fees paid directly from your investment)

Maximum Sales Charges	None
Maximum Redemption Fee	None

Annual Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees(a) (based on an expected allocation, see “Advisory Services – Specialist Managers”)	0.82%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses(a)	0.35%
Total Annual Portfolio Operating Expenses	1.42%

(a) Based on estimated amounts for the current fiscal year.

Example:  This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

1 Year	$145
3 Years	$449

Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. The Portfolio was not in operation during the last fiscal year, thus there is no turnover figure available.

Principal Investment Strategies
The Portfolio seeks to achieve its objective by investing primarily (i.e., at least 80% of its assets) in a diversified portfolio of securities issued by companies domiciled or, in the view of the Specialist Manager, deemed to be doing material amounts of business in countries determined by the Specialist Manager to have a developing or emerging economy or securities market. Typically 80% of the Portfolio’s assets will be invested in equity securities, equity swaps, structured equity notes, equity linked notes and depositary receipts concentrated in emerging market countries. In determining securities in which to invest, the Portfolio’s management team will evaluate the countries’ economic and political climates with prospects for sustained macro and micro economic growth. The Portfolio’s management team will take into account traditional securities valuation methods, including (but not limited to) an analysis of price in relation to assets, earnings, cash flows, projected earnings growth, inflation and interest rates. Liquidity and transaction costs will also be considered. The Portfolio may also invest in companies of any market capitalization.

The Portfolio is authorized to operate on a multi-manager basis. This means that a single Portfolio may be managed by more than one Specialist Manager. The multi-manager structure is generally designed to provide investors access to broadly diversified investment styles. The Trust seeks to engage skilled Specialist Managers to provide a broad exposure to the relevant asset class and returns in excess of the Portfolio’s benchmark over time. A portion of the Portfolio is managed by two Specialist Managers in accordance with an “active management” approach and another portion of the Portfolio is managed by one Specialist Manager using a “passive” or “index” investment approach.

37

The Emerging Markets Portfolio (continued)

Principal Investment Risks
Investing in the Portfolio involves risks common to any investment in securities. As is the case with any investment, your investment in the Portfolio involves the risk that you may lose money on your investment.

•	Derivative Risk – The value of derivative instruments may rise or fall more rapidly than other investments, and there is a risk that the Portfolio may lose more than the original amount invested in the derivative instrument. Some derivative instruments also involve the risk that other parties to the derivative contract may fail to meet their obligations, which could cause losses to the Portfolio.

•	Emerging Markets Risk – Risks associated with foreign investments may be intensified in the case of investments in emerging market countries, whose political, legal and economic systems are less developed and less stable than those of more developed nations. Such investments are often less liquid and/or more volatile than securities issued by companies located in developed nations, such as the United States, Canada and those included in the MSCI EAFE® Index. Certain types of securities, including emerging market securities, are subject to the risk that the securities may not be sold at the quoted market price within a reasonable period of time.

•	Foreign Currency Risk – Securities denominated in foreign currencies are subject to the risk that the value of the foreign currency will decline in relation to the U.S. dollar. Currency exchange rates can be volatile and can be affected by, among other factors, the general economics of a country or the actions of the U.S. or foreign governments or central banks. In addition, transaction expenses related to foreign securities, including custody fees, are generally more costly than transaction expenses for domestic securities.

•	Foreign Securities Risk – Investments in securities issued by non-U.S. companies and/or non-U.S. governments and their agencies, may be adversely affected by the lack of timely or reliable financial information, political, social and/or economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices. Securities denominated in foreign currencies are subject to the risk that the value of the foreign currency will decline in relation to the U.S. dollar and transaction expenses related to foreign securities, including custody fees, are generally more costly than transaction expenses for domestic securities. Additionally, risks associated with foreign investments may be intensified in the case of investments in emerging market countries, whose political, legal and economic systems are less developed and less stable than those of more developed nations.

•	Management Risk – The risk that investment strategies employed in the investment selection process may not result in an increase in the value of your investment or in overall performance equal to other investments.

•	Market Risk – The value of the securities held by a Portfolio may decline in response to general market and economic conditions or conditions that affect specific market sectors or individual companies.

•	Multi-Manager Risk – The risk that the Trust may be unable to (a) identify and retain Specialist Managers who achieve superior investment records relative to other similar investments, (b) pair Specialist Managers that have complementary investment styles, or (c) effectively allocate Portfolio assets among Specialist Managers to enhance the return and reduce the volatility that would typically be expected of any one management style. A multi-manager Portfolio may, under certain circumstances, incur trading costs that might not occur in a Portfolio that is served by a single Specialist Manager. For example, one Specialist Manager may sell a security that is to be purchased by another Specialist Manager for the same Portfolio or a Portfolio may experience substantial portfolio turnover in the event that one Specialist Manager is replaced by another. Further, because a Specialist Manager may manage only a portion of the Portfolio it serves, securities may be purchased and sold without regard to the overall trading expenses of the Portfolio. Under such circumstances, higher transaction costs are likely to result.

•	Small Cap Risk – Small cap companies may be more vulnerable to adverse business or economic developments. They may also be less liquid and/or more volatile than securities of larger companies or the market averages in general. Small cap companies may be adversely affected during periods when investors prefer to hold securities of large capitalization companies.

There is no guarantee that the Portfolio will meet its goals. It is possible to lose money by investing in the Portfolio.

38

The Emerging Markets Portfolio (continued)

Performance Bar Chart and Table
Due to the fact that the Portfolio has not yet completed a full calendar year of operations, there is no performance history.

Investment Adviser
HC Capital is the Portfolio’s investment adviser.

Investment Subadvisers
The Boston Company Asset Management LLC (“TBCAM”) and SSgA FM are the Specialist Managers for the Portfolio.

Portfolio Managers:

TBCAM:  Kirk Henry, CFA and Warren Skillman joined TBCAM in 1994 and 2005, respectively. The have co-managed the active investment strategy portion of the Portfolio allocated to TBCAM since March, 2010.

SSgA FM:  Brad Aham, CFA, FRM and Stephen McCarthy joined SSgA Fm in 1993 and 1998, respectively. They have co-managed the active investment strategy portion of the Portfolio allocated to SSgA FM since December, 2009.

Thomas Coleman, CFA and Theodore Wong each joined SSgA FM in 1999. As of the date of this Prospectus Messrs. Wong and Coleman have not yet begun providing investment management services for the passive investment strategy portion to the Portfolio allocated to SSgA FM.

Tax Information
The Portfolio intends to make distributions each year. The Portfolio’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Distributions attributable to the net capital gain of a Portfolio will be taxable to you as long-term capital gain, regardless of how long you have held your shares.

For more information on purchasing and selling shares of the Portfolio and financial intermediary compensation, please see “Summary of Other Important Information Regarding Portfolio Shares.”

39

The Fixed Income Portfolio

Investment Objective
The investment objective of The Fixed Income Portfolio is to provide a high level of current income consistent with the preservation of capital.

Fees and Expenses
The fee table below describes the fees and expenses that you may pay if you buy and hold HC Advisors Shares of the Portfolio.

Shareholder Fees
(fees paid directly from your investment)

Maximum Sales Charges	None
Maximum Redemption Fee	None

Annual Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.25%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	0.12%
Total Annual Portfolio Operating Expenses	0.62%

Example:  This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes the reinvestment of all dividends and distributions in shares of the Portfolio, that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

1 Year	$63
3 Years	$199
5 Years	$346
10 Years	$774

Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover was 334.70% of the average value of its portfolio.

Principal Investment Strategies
The Portfolio seeks to achieve this objective by investing primarily (i.e., at least 80% of assets) in a diversified portfolio of intermediate-term fixed income securities, but may purchase securities with any stated maturity. The Portfolio will invest, under normal circumstances, at least 80% of its assets in fixed income securities. These securities, which may be issued by corporations, banks, government agencies or other issuers, may have fixed, floating or variable rates of interest or include put features that afford their holders the right to sell the security at face value prior to maturity. From time to time, a substantial portion of the Portfolio may be invested in mortgage-backed or asset-backed issues. Investments in U.S. dollar denominated securities of non-U.S. issuers will not exceed 25% of its total assets. Under normal conditions the Portfolio may hold up to 20% of its assets in cash or money market instruments in order to maintain liquidity, or in the event that the Specialist Manager determines that securities meeting the Portfolio’s investment objective and policies are not otherwise readily available for purchase. The Portfolio invests primarily in fixed income securities that, at the time of purchase, are either rated in one of the three highest rating categories assigned by one of the major independent rating agencies, or are, in the view of the Specialist Manager, deemed to be of comparable quality. The Portfolio is, however, authorized to invest up to 15% of its total assets in fixed income securities that are rated in the fourth highest category or are, in the view of the Specialist Manager, deemed to be of comparable quality. Securities in the fourth highest rating category may have speculative characteristics. Also, securities purchased for the Portfolio will have varying maturities, but, under normal circumstances, the Portfolio will have an effective dollar weighted average portfolio maturity of between 5 and 10 years.

The Portfolio is authorized to operate on a multi-manager basis. This means that a single Portfolio may be managed by more than one Specialist Manager. The multi-manager structure is generally designed to provide investors access to broadly diversified investment styles. The Trust seeks to engage skilled Specialist Managers to provide a broad exposure to the relevant asset class and returns in excess of the Portfolio’s benchmark over time. The Portfolio is currently managed by one Specialist Manager.

40

The Fixed Income Portfolio (continued)

Principal Investment Risks
Investing in the Portfolio involves risks common to any investment in securities. As is the case with any investment, your investment in the Portfolio involves the risk that you may lose money on your investment.

•	Asset-Backed Security Risk – The market value and yield of asset-backed and mortgage-backed securities can vary due to market interest rate fluctuations and early prepayments of underlying instruments. Although these securities may offer yields higher than those available from other types of securities, these securities may be less effective than other types of securities as a means of “locking in” attractive long-term rates because of the prepayment feature.

•	Call/Prepayment Risk – When interest rates are declining, issuers of securities held by the Portfolio may prepay principal earlier than scheduled. As a result of this risk, the Portfolio may have to reinvest these prepayments at those lower rates, thus reducing its income. Mortgage-backed and asset-backed securities are especially sensitive to prepayment.

•	Credit Risk – An investment in the Portfolio also involves the risk that the issuer of a fixed income security that the Portfolio holds will fail to make timely payments of interest or principal, or go bankrupt, or that the value of the securities will decline because of a market perception that the issuer may not make payments on time. Changes in economic conditions are likely to cause issuers of these securities to be unable to meet their obligations. In addition, the securities of many U.S. Government agencies, authorities or instrumentalities in which the Portfolio may invest are neither issued nor guaranteed by the U.S. Government, and may be supported only by the ability of the issuer to borrow from the U.S. Treasury or by the credit of the issuer.

•	Extension Risk – These securities are also subject to the risk that payment on the loans underlying the securities held by the Portfolio will be made more slowly when interest rates are rising. This could cause the market value of the securities to decline.

•	Foreign Securities Risk – Investments in securities issued by non-U.S. companies and/or non-U.S. governments and their agencies, may be adversely affected by the lack of timely or reliable financial information, political, social and/or economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices. Securities denominated in foreign currencies are subject to the risk that the value of the foreign currency will decline in relation to the U.S. dollar and transaction expenses related to foreign securities, including custody fees, are generally more costly than transaction expenses for domestic securities.

•	Interest Rate Risk – One of the primary risks associated with an investment in the Portfolio is the risk that the value of fixed income securities held in the Portfolio will decline with changes in interest rates. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities. Accordingly, the yield of the Portfolio can be expected to be somewhat more volatile in response to changes in interest rates than shorter-term investment vehicles.

•	Liquidity Risk – At times, certain securities may be difficult or impossible to sell at the price that would normally prevail in the market. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Portfolio management or performance. This includes the risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

•	Management Risk – The risk that investment strategies employed in the investment selection process may not result in an increase in the value of your investment or in overall performance equal to other investments.

•	Market Risk – The value of the securities held by a Portfolio may decline in response to general market and economic conditions or conditions that affect specific market sectors or individual companies.

There is no guarantee that the Portfolio will meet its goals. It is possible to lose money by investing in the Portfolio.

41

The Fixed Income Portfolio (continued)

Performance Bar Chart and Table

Performance.  The chart and table below show how The Fixed Income Portfolio has performed, and how its performance has varied, from year to year. The bar chart shows returns on a before-tax basis and gives some indication of risk by showing changes in the Portfolio’s yearly performance for each of the last ten calendar years. The table accompanying the bar chart compares the Portfolio’s performance over time on a before and after-tax basis to that of a broad based market index. Of course, past performance, before and after taxes, does not indicate how the Portfolio will perform in the future. The HC Advisors Shares is a new class of the Trust for which a full calendar year of performance is not yet available. The performance shown below is that of HC Strategic Shares and has not been adjusted to reflect HC Advisors Shares expenses, which are higher. If it had been, performance would have been lower.

Year-by-Year Total Returns as of 12/31

Best quarter:	3rd Qtr. 2009	6.50%
Worst quarter:	4th Qtr. 2008	(8.86)%

Average Annual Total Returns
(for the periods ended 12/31/09)

	One	Five	Ten
	Year	Years	Years

The Fixed Income Portfolio
– Before Taxes	14.04%	1.92%	4.83%
– After Taxes on Distributions	12.16%	0.13%	2.79%
– After Taxes on Distributions and Sale of Portfolio Shares	9.05%	0.60%	2.92%
Barclays Capital Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	5.93%	4.97%	6.33%

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Portfolio shares through tax-deferred arrangements, such as qualified retirement plans.

42

The Fixed Income Portfolio (continued)

Investment Adviser
HC Capital is the Portfolio’s investment adviser.

Investment Subadviser
Aberdeen Asset Management Inc. (“AAMI”) is the Specialist Manager for the Portfolio.

Portfolio Managers:

AAMI:  J. Christopher Gagnier has been with AAMI (including its predecessor companies) since 1997, Keith Bachman has been with the firm since 2007, Oliver Boulind has been with the firm since 2008, Neil Moriarty has been with the firm (or its predecessor companies) since 2002, Daniel Taylor has been with the firm (including its predecessor companies) since 1998, Timothy Vile has been with the firm (including its predecessor companies) since 1991, Michael Degernes has been with the firm (including its predecessor companies) since 2004 and Edward Grant has been with the firm (including its predecessor companies) since 2002. Messrs. Gagnier, Bachman, Moriarty, Taylor, Vile, Degernes and Grant have co-managed the Portfolio since December, 2005 and Mr. Boulind has co-managed the Portfolio since February, 2008.

Tax Information
The Portfolio intends to make distributions each year. The Portfolio’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Distributions attributable to the net capital gain of a Portfolio will be taxable to you as long-term capital gain, regardless of how long you have held your shares.

For more information on purchasing and selling shares of the Portfolio and financial intermediary compensation, please see “Summary of Other Important Information Regarding Portfolio Shares.”

43

The Fixed Income II Portfolio

Investment Objective
The investment objective of The Fixed Income II Portfolio is to provide a high level of current income consistent with the preservation of capital.

Fees and Expenses
The fee tables below describe the fees and expenses that you may pay if you buy and hold HC Advisors Shares of the Portfolio.

Shareholder Fees
(fees paid directly from your investment)

Maximum Sales Charges	None
Maximum Redemption Fee	None

Annual Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.26%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	0.12%
Total Annual Portfolio Operating Expenses	0.63%

Example:  This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes the reinvestment of all dividends and distributions in shares of the Portfolio and that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

1 Year	$64
3 Years	$202
5 Years	$351
10 Years	$786

Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover was 221.65% of the average value of its portfolio.

Principal Investment Strategies
The Portfolio invests primarily (e.g. at least 80% of its assets) in a diversified portfolio of fixed income securities. The Portfolio, under normal circumstances, will invest at least 80% of its assets in fixed income securities that, at the time of purchase, are rated in one of four highest rating categories assigned by one of the major independent rating agencies or are, in the view of the Specialist Manager, deemed to be of comparable quality. Securities in the fourth highest rating category may have speculative characteristics. The Portfolio may invest a substantial portion of its total assets in mortgage-backed and asset-backed issues. Under normal conditions, the Portfolio may invest up to 20% of its assets in high yield securities (“junk bonds”) and up to 20% of its assets in cash or money market instruments in order to maintain liquidity, or in the event that the Specialist Manager determines that securities meeting the Portfolio’s investment objective and policies are not otherwise readily available for purchase. Consistent with its investment policies, the Portfolio may purchase and sell securities without regard to the effect on portfolio turnover. The Portfolio has historically had significant portfolio turnover (e.g., over 200% annually), and it is anticipated that such portfolio turnover will continue in the future. High portfolio turnover will cause the Portfolio to incur additional transaction costs; higher transaction costs will reduce total return. High portfolio turnover also is likely to generate short-term capital gains, which, once distributed, is taxed to the shareholder as ordinary income. Securities purchased for the Portfolio will have varying maturities, but under normal circumstances the Portfolio will have an effective dollar weighted average portfolio maturity of between 5 and 10 years. The Portfolio may engage in transactions involving “derivative instruments” both in order to hedge against fluctuations in the market value of the securities in which the Portfolio invests and to achieve market exposure pending investment and, in the case of asset-backed and similar securities, for investment purposes.

The Portfolio is authorized to operate on a multi-manager basis. This means that a single Portfolio may be managed by more than one Specialist Manager. The multi-manager structure is generally designed to provide investors access to broadly diversified investment styles. The Trust seeks to engage skilled Specialist Managers to provide a broad exposure to the relevant asset class and returns in excess of the Portfolio’s benchmark over time. The Portfolio is currently managed by one Specialist Manager.

44

The Fixed Income II Portfolio (continued)

Principal Investment Risks
Investing in the Portfolio involves risks common to any investment in securities. As is the case with any investment, your investment in the Portfolio involves the risk that you may lose money on your investment.

•	Asset-Backed Security Risk – The market value and yield of asset-backed and mortgage-backed securities can vary due to market interest rate fluctuations and early prepayments of underlying instruments. Although these securities may offer yields higher than those available from other types of securities, these securities may be less effective than other types of securities as a means of “locking in” attractive long-term rates because of the prepayment feature.

•	Call/Prepayment Risk – When interest rates are declining, issuers of securities held by the Portfolio may prepay principal earlier than scheduled. As a result of this risk, the Portfolio may have to reinvest these prepayments at those lower rates, thus reducing its income. Mortgage-backed and asset-backed securities are especially sensitive to prepayment.

•	Credit Risk – An investment in the Portfolio also involves the risk that the issuer of a fixed income security that the Portfolio holds will fail to make timely payments of interest or principal, or go bankrupt, or that the value of the securities will decline because of a market perception that the issuer may not make payments on time. Changes in economic conditions are likely to cause issuers of these securities to be unable to meet their obligations. In addition, the securities of many U.S. Government agencies, authorities or instrumentalities in which the Portfolio may invest are neither issued nor guaranteed by the U.S. Government, and may be supported only by the ability of the issuer to borrow from the U.S. Treasury or by the credit of the issuer.

•	Derivative Risk – The value of derivative instruments may rise or fall more rapidly than other investments, and there is a risk that the Portfolio may lose more than the original amount invested in the derivative instrument. Some derivative instruments also involve the risk that other parties to the derivative contract may fail to meet their obligations, which could cause losses to the Portfolio.

•	Emerging Markets Risk – Risks associated with foreign investments may be intensified in the case of investments in emerging market countries, whose political, legal and economic systems are less developed and less stable than those of more developed nations. Such investments are often less liquid and/or more volatile than securities issued by companies located in developed nations, such as the United States, Canada and those included in the MSCI EAFE® Index.

•	Extension Risk – These securities are also subject to the risk that payment on the loans underlying the securities held by the Portfolio will be made more slowly when interest rates are rising. This could cause the market value of the securities to decline.

•	Foreign Currency Risk – Securities denominated in foreign currencies are subject to the risk that the value of the foreign currency will decline in relation to the U.S. dollar. Currency exchange rates can be volatile and can be affected by, among other factors, the general economics of a country, or the actions of the U.S. or foreign governments or central banks. In addition, transaction expenses related to foreign securities, including custody fees, are generally more costly than transaction expenses for domestic securities.

•	Foreign Securities Risk – Investments in securities issued by non-U.S. companies and/or non-U.S. governments and their agencies, may be adversely affected by the lack of timely or reliable financial information, political, social and/or economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices. Securities denominated in foreign currencies are subject to the risk that the value of the foreign currency will decline in relation to the U.S. dollar and transaction expenses related to foreign securities, including custody fees, are generally more costly than transaction expenses for domestic securities.

•	High Yield Bond Risk – Up to 20% of the Portfolio’s assets may be invested in these securities. High yield bonds are considered speculative under traditional investment standards. The prices of these securities will rise and fall primarily in response to changes in the issuer’s financial health. Change in market interest rates will also affect prices. High yield bonds may also experience reduced liquidity, and sudden and substantial decreases in price, during certain market conditions

•	Interest Rate Risk – One of the primary risks associated with an investment in the Portfolio is the risk that the value of fixed income securities held in the Portfolio will decline with changes in interest rates. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities. Accordingly, the yield of the Portfolio can be expected to be somewhat more volatile in response to changes in interest rates than shorter-term investment vehicles.

45

The Fixed Income II Portfolio (continued)

•	Liquidity Risk – At times, certain securities may be difficult or impossible to sell at the price that would normally prevail in the market. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Portfolio management or performance. This includes the risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

•	Management Risk – The risk that investment strategies employed in the investment selection process may not result in an increase in the value of your investment or in overall performance equal to other investments.

•	Market Risk – The value of the securities held by a Portfolio may decline in response to general market and economic conditions or conditions that affect specific market sectors or individual companies.

There is no guarantee that the Portfolio will meet its goals. It is possible to lose money by investing in the Portfolio.

Performance Bar Chart and Table

Performance.  The chart and table below show how The Fixed Income II Portfolio has performed, and how its performance has varied, from year to year. The bar chart shows returns on a before-tax basis and gives some indication of risk by showing changes in the Portfolio’s yearly performance for each full calendar year since the Portfolio’s inception on September 26, 2000. The table accompanying the bar chart compares the Portfolio’s performance over time on a before and after-tax basis to that of a broad based market index. Of course, past performance, before and after taxes, does not indicate how the Portfolio will perform in the future. The HC Advisors Shares is a new class of the Trust for which a full calendar year of performance is not yet available. The performance shown below is that of HC Strategic Shares and has not been adjusted to reflect HC Advisors Shares expenses, which are higher. If it had been, performance would have been lower.

Year-by-Year Total Returns as of 12/31

Best quarter:	3rd Qtr. 2009	4.49%
Worst quarter:	3rd Qtr. 2008	(2.91)%

Average Annual Total Returns
(for the periods ended 12/31/09)

			Since
	One	Five	September 26,
	Year	Years	2000

The Fixed Income II Portfolio
– Before Taxes	8.89%	4.22%	5.44%
– After Taxes on Distributions	7.32%	2.52%	3.38%
– After Taxes on Distributions and Sale of Portfolio Shares	5.73%	2.59%	3.41%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	5.93%	4.97%	6.08%

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Portfolio shares through tax-deferred arrangements, such as qualified retirement plans.

46

The Fixed Income II Portfolio (continued)

Investment Adviser
HC Capital is the Portfolio’s investment adviser.

Investment Subadviser
BlackRock Financial Management, Inc. (“BlackRock”) is the Specialist Manager for the Portfolio.

Portfolio Manager:

BlackRock:  Curtis Arledge rejoined BlackRock in 2008 and Matthew Marra joined BlackRock in 1995. Messrs. Arledge and Marra have co-managed the Portfolio since July, 2008 and June, 2008, respectively.

Tax Information
The Portfolio intends to make distributions each year. The Portfolio’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Distributions attributable to the net capital gain of a Portfolio will be taxable to you as long-term capital gain, regardless of how long you have held your shares.

For more information on purchasing and selling shares of the Portfolio and financial intermediary compensation, please see “Summary of Other Important Information Regarding Portfolio Shares.”

47

The Fixed Income Opportunity Portfolio

Investment Objective.  The investment objective of The Fixed Income Opportunity Portfolio is to achieve above-average total return by investing in high yield securities commonly referred to as “junk bonds”.

Fees and Expenses
The fee tables below describe the fees and expenses that you may pay if you buy and hold HC Advisors Shares of the Portfolio.

Shareholder Fees
(fees paid directly from your investment)

Maximum Sales Charges	None
Maximum Redemption Fee	None

Annual Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees (based on a targeted allocation, see “Advisory Services – Specialist Managers”)	0.47%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	0.11%
Total Annual Portfolio Operating Expenses	0.83%

Example:  This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes the reinvestment of all dividends and distributions in shares of the Portfolio and that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

1 Year	$85
3 Years	$265
5 Years	$460
10 Years	$1,025

Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover was 100.90% of the average value of its portfolio.

Principal Investment Strategies
Under normal circumstances, the portfolio invests primarily (i.e., at least 80% of assets) in a portfolio of fixed income securities. A principal investment strategy of the Portfolio is to invest in high yield securities including “junk bonds”. Under normal circumstances, at least 50% of the Portfolio’s assets will be invested in junk bonds. These securities are fixed income securities that are rated below the fourth highest category assigned by one of the major independent rating agencies or are, in the view of the Specialist Manager, deemed to be of comparable quality. Such securities may include: collateralized loan obligations (CLOs), collateralized bond obligations (CBOs) and collateralized debt obligations (CDOs) (expected to be limited to less than 15% of the Portfolio), agency and non-agency mortgage-backed securities, collateralized mortgage obligations, commercial mortgage-backed securities and asset-backed securities, REITs, foreign fixed income securities, convertible bonds, preferred stocks, treasury inflation bonds, loan participations, swaps and fixed and floating rate loans.

The Portfolio may invest in U.S. government securities, including but not limited to treasuries, agencies and commercial paper. The Portfolio may also hold a portion of its assets in cash or money market instruments in order to maintain liquidity or in the event that the Specialist Manager determines that securities meeting the Portfolio’s investment objective and policies are not otherwise readily available for purchase.

Consistent with its investment policies, the Portfolio may purchase and sell high yield securities. Purchases and sales of securities may be effected without regard to the effect on portfolio turnover. Securities purchased for the Portfolio will have varying maturities, but, under normal circumstances, the Portfolio will have an effective dollar weighted average portfolio maturity of between 5 and 10 years. The Portfolio may engage in transactions involving “derivative instruments” both in order to hedge against fluctuations in the market value of the securities in which the Portfolio invests and to achieve market exposure pending investment.

The performance benchmark for this Portfolio is the Credit Suisse First Boston High Yield Index (“CSFB High Yield Index”), an unmanaged index of high yield securities that is widely recognized as an indicator of the performance of such securities. The Specialist Manager actively manages the interest rate risk of the Portfolio relative to this benchmark.

48

The Fixed Income Opportunity Portfolio (continued)

The Portfolio is authorized to operate on a multi-manager basis. This means that a single Portfolio may be managed by more than one Specialist Manager. The multi-manager structure is generally designed to provide investors access to broadly diversified investment styles. The Trust seeks to engage skilled Specialist Managers to provide a broad exposure to the relevant asset class and returns in excess of the Portfolio’s benchmark over time. The Portfolio is managed by two Specialist Managers.

Principal Investment Risks

•	Call/Prepayment Risk – When interest rates are declining, issuers of securities held by the Portfolio may prepay principal earlier than scheduled. As a result of this risk, the Portfolio may have to reinvest these prepayments at those lower rates, thus reducing its income. Mortgage-backed and asset-backed securities are especially sensitive to prepayment.

•	Credit Risk – An investment in the Portfolio also involves the risk that the issuer of a fixed income security will fail to make timely payments of interest or principal, or go bankrupt, or that the value of the securities will decline because of a market perception that the issuer may not make payments on time. Changes in economic conditions are likely to cause issuers of these securities to be unable to meet their obligations. Credit risk is greater for lower quality or “junk bonds.” Many floating rate loans are such lower rated securities. In addition, the securities of many U.S. Government agencies, authorities or instrumentalities in which the Portfolio may invest are neither issued nor guaranteed by the U.S. Government, and may be supported only by the ability of the issuer to borrow from the U.S. Treasury or by the credit of the issuer.

•	Derivative Risk – The value of derivative instruments may rise or fall more rapidly than other investments, and there is a risk that the Portfolio may lose more than the original amount invested in the derivative instrument. Some derivative instruments also involve the risk that other parties to the derivative contract may fail to meet their obligations, which could cause losses to the Portfolio.

•	Extension Risk – These securities are also subject to the risk that payment on the loans underlying the securities held by the Portfolio will be made more slowly when interest rates are rising. This could cause the market value of the securities to decline.

•	Floating Rate Loans Risk – The risks associated with floating rate loans are similar to the risks of below investment grade securities. In addition, the value of the collateral securing the loan may decline, causing a loan to be substantially unsecured. The sale and purchase of a bank loan are subject to the requirements of the underlying credit agreement governing such bank loan. These requirements may limit the eligible pool of potential bank loan holders by placing conditions or restrictions on sales and purchases of bank loans. Further, bank loans are not traded on an exchange and purchasers and sellers of bank loans rely on markets, usually the administrative agent for a particular bank loan, to trade bank loans. These factors, in addition to overall market volatility, may negatively impact the liquidity of loans. Difficulty in selling a floating rate loan may result in a loss. Borrowers may pay back principal before the scheduled due date when interest rates decline, which may require the Portfolio to replace a particular loan with a lower-yielding security. There may be less extensive public information available with respect to loans than for rated, registered or exchange listed securities. The Portfolio may assume the credit risk of the primary lender in addition to the borrower, and investments in loan assignments may involve the risks of being a lender.

•	Foreign Securities Risk – Investments in securities issued by non-U.S. companies and/or non-U.S. governments and their agencies, may be adversely affected by the lack of timely or reliable financial information, political, social and/or economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices. Securities denominated in foreign currencies are subject to the risk that the value of the foreign currency will decline in relation to the U.S. dollar and transaction expenses related to foreign securities, including custody fees, are generally more costly than transaction expenses for domestic securities. Additionally, risks associated with foreign investments may be intensified in the case of investments in emerging market countries, whose political, legal and economic systems are less developed and less stable than those of more developed nations.

•	High Yield Bond Risk – High yield bonds are considered speculative under traditional investment standards. Prices of these securities will rise and fall primarily in response to changes in the issuer’s financial health, although changes in market interest rates also will affect prices. High yield bonds may also experience reduced liquidity, and sudden and substantial decreases in price, during certain market conditions.

•	Interest Rate Risk – One of the primary risks associated with an investment in the Portfolio is the risk that the value of fixed income securities held in the Portfolio will decline with changes in interest rates. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities. Accordingly, the yield of the Portfolio can be expected to be somewhat more volatile in response to

49

The Fixed Income Opportunity Portfolio (continued)

changes in interest rates than shorter-term investment vehicles.

•	Liquidity Risk – At times, certain securities may be difficult or impossible to sell at the price that would normally prevail in the market. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Portfolio management or performance. This includes the risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

•	Loan Participation Risk – Loan participations typically will result in a Portfolio having a contractual relationship only with the lender, not with the borrower. In connection with purchasing loan participations, a Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and a Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, a Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. A Portfolio may have difficulty disposing of loan participations as the market for such instruments is not highly liquid.

•	Management Risk – The risk that investment strategies employed in the investment selection process may not result in an increase in the value of your investment or in overall performance equal to other investments.

•	Market Risk – The value of the securities held by a Portfolio may decline in response to general market and economic conditions or conditions that affect specific market sectors or individual companies.

•	Multi-Manager Risk – The risk that the Trust may be unable to (a) identify and retain Specialist Managers who achieve superior investment records relative to other similar investments, (b) pair Specialist Managers that have complementary investment styles, or (c) effectively allocate Portfolio assets among Specialist Managers to enhance the return and reduce the volatility that would typically be expected of any one management style. A multi-manager Portfolio may, under certain circumstances, incur trading costs that might not occur in a Portfolio that is served by a single Specialist Manager. For example, one Specialist Manager may sell a security that is to be purchased by another Specialist Manager for the same Portfolio or a Portfolio may experience substantial portfolio turnover in the event that one Specialist Manager is replaced by another. Further, because a Specialist Manager may manage only a portion of the Portfolio it serves, securities may be purchased and sold without regard to the overall trading expenses of the Portfolio. Under such circumstances, higher transaction costs are likely to result.

There is no guarantee that the Portfolio will meet its goals. It is possible to lose money by investing in the Portfolio.

50

The Fixed Income Opportunity Portfolio (continued)

Performance Bar Chart and Table

Performance.  The chart and table below show how The Fixed Income Opportunity Portfolio has performed, and how its performance has varied, from year to year. The bar chart shows returns on a before-tax basis and gives some indication of risk by showing changes in the Portfolio’s yearly performance for each full calendar year since the Portfolio’s inception on September 26, 2000. The table accompanying the bar chart compares the Portfolio’s performance over time on a before and after-tax basis to that of a broad based market index. Of course, past performance, before and after taxes, does not indicate how the Portfolio will perform in the future. The HC Advisors Shares is a new class of the Trust for which a full calendar year of performance is not yet available. The performance shown below is that of HC Strategic Shares and has not been adjusted to reflect HC Advisors Shares expenses, which are higher. If it had been, performance would have been lower.

Year-by-Year Total Returns as of 12/31

Best quarter:	2nd Qtr. 2009	11.28%
Worst quarter:	4th Qtr 2008	(13.06)%

Average Annual Total Returns
(for the periods ended 12/31/09)

			Since
	One	Five	September 26,
	Year	Years	2000

The Fixed Income Opportunity Portfolio
– Before Taxes	35.77%	4.41%	3.52%
– After Taxes on Distributions	32.06%	1.80%	0.70%
– After Taxes on Distributions and Sale of Portfolio Shares	23.02%	2.20%	1.23%
CSFB High Yield Index (reflects no deduction for fees, expenses or taxes) (Benchmark returns since September 30, 2000.)	54.22%	5.99%	7.69%

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Portfolio shares through tax-deferred arrangements, such as qualified retirement plans.

51

The Fixed Income Opportunity Portfolio (continued)

Investment Adviser
HC Capital is the Portfolio’s investment adviser.

Investment Subadvisers
Seix Investment Advisors LLC (“Seix”) and PIMCO are the Specialist Managers for the Portfolio.

Portfolio Managers:

PIMCO:  Curtis Mewbourne joined PIMCO in 1999. As of the date of this Prospectus, Mr. Mewbourne has not yet begun providing investment management services to the Portfolio.

Seix:  Michael McEachern has been at Seix and its predecessor firms since 1997. Michael Rieger joined Seix in 2007. Messrs. McEachern and Rieger have been co-managing the Portfolio since December, 2006.

Tax Information
The Portfolio intends to make distributions each year. The Portfolio’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Distributions attributable to the net capital gain of a Portfolio will be taxable to you as long-term capital gain, regardless of how long you have held your shares.

For more information on purchasing and selling shares of the Portfolio and financial intermediary compensation, please see “Summary of Other Important Information Regarding Portfolio Shares.”

52

The Short-Term Municipal Bond Portfolio

Investment Objective
The investment objective of The Short-Term Municipal Bond Portfolio is to provide a high level of current income exempt from Federal income tax, consistent with the preservation of capital.

Fees and Expenses
The fee tables below describe the fees and expenses that you may pay if you buy and hold HC Advisors Shares of the Portfolio.

Shareholder Fees
(fees paid directly from your investment)

Maximum Sales Charges	None
Maximum Redemption Fee	None

Annual Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.18%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	0.13%
Total Annual Portfolio Operating Expenses	0.56%

Example:  This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes the reinvestment of all dividends and distributions in shares of the Portfolio, that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

1 Year	$57
3 Years	$179
5 Years	$313
10 Years	$701

Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover was 18.99% of the average value of its portfolio.

Principal Investment Strategies
The Portfolio’s principal investment strategy is to invest at least 80% of its assets in municipal bonds (i.e., debt securities issued by municipalities and related entities, the interest on which is exempt from Federal income tax) (“Tax-Exempt Securities”) so that it will qualify to pay “exempt-interest dividends.” The Portfolio intends to maintain a dollar-weighted effective average portfolio maturity of no longer than three years. The Portfolio invests primarily in securities that are rated in one of the top four rating categories of a nationally recognized statistical rating organization or, if unrated, that are determined by the Specialist Manager to be of comparable quality. Fixed income securities rated in the fourth highest rating category by a rating agency may have speculative characteristics. The Portfolio does not currently intend to invest in obligations, the interest on which is a preference item for purposes of the Federal alternative minimum tax.

The Portfolio is authorized to operate on a multi-manager basis. This means that a single Portfolio may be managed by more than one Specialist Manager. The multi-manager structure is generally designed to provide investors access to broadly diversified investment styles. The Trust seeks to engage skilled Specialist Managers to provide a broad exposure to the relevant asset class and returns in excess of the Portfolio’s benchmark over time. The Portfolio is currently managed by one Specialist Manager.

53

The Short-Term Municipal Bond Portfolio (continued)

Principal Investment Risks
Investing in the Portfolio involves risks common to any investment in securities. As is the case with any investment, your investment in the Portfolio involves the risk that you may lose money on your investment.

•	Call/Prepayment Risk – Municipal securities held by the Portfolio may be called (prepaid) before their maturity dates. This usually occurs as interest rates are declining. As a result of this risk, the Portfolio may have to reinvest these prepayments at those lower rates, thus reducing its income. In addition, the Portfolio may lose price appreciation if a bond it holds is called earlier than scheduled.

•	Credit Risk – An investment in the Portfolio also involves the risk that the issuer of a municipal security that the Portfolio holds will not make principal or interest payments when they are due, or that the value of the municipal securities will decline because of a market perception that the issuer may not make payments on time. Fixed income securities rated in the fourth highest rating category by a rating agency may have speculative characteristics. Credit risk is greater for lower quality fixed income securities.

•	Extension Risk – These securities are also subject to the risk that payment on the loans underlying the securities held by the Portfolio will be made more slowly when interest rates are rising. This could cause the market value of the securities to decline.

•	Interest Rate Risk – One of the primary risks associated with an investment in the Portfolio is the risk that the value of municipal securities held in the Portfolio will decline with changes in interest rates. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

•	Management Risk – The risk that investment strategies employed in the investment selection process may not result in an increase in the value of your investment or in overall performance equal to other investments.

•	Market Risk – The value of the securities held by a Portfolio may decline in response to general market and economic conditions or conditions that affect specific market sectors or individual companies.

•	Non-Diversification Risk – The Portfolio is classified as a non-diversified for purposes of the Investment Company Act. This means that, with respect to 50% of its investment portfolio, there is no limit on the percentage of assets that can be invested in a single issuer. Accordingly, an investment in a non-diversified fund may entail greater risk than would otherwise be the case because the potential for a higher percentage of investments among fewer issuers may result in greater fluctuation in the total market value of the Portfolio.

•	Tax Risk – Changes in Federal tax laws or regulations could change the tax-exempt status of income from any or all of the Portfolio’s municipal securities. In addition, short-term capital gains and a portion of any gain attributable to bonds purchased at market discount will be treated as ordinary income for Federal tax purposes.

There is no guarantee that the Portfolio will meet its goals. It is possible to lose money by investing in the Portfolio.

54

The Short-Term Municipal Bond Portfolio (continued)

Performance Bar Chart and Table

Performance.  The chart and table below show how The Short-Term Municipal Bond Portfolio has performed, and how its performance has varied from year to year. The bar chart shows returns on a before-tax basis and gives some indication of risk by showing changes in the Portfolio’s yearly performance for each full calendar year since the Portfolio’s inception on March 1, 2006. The table accompanying the bar chart compares the Portfolio’s performance over time on a before and after-tax basis to that of a broad based market index. Of course, past performance, before and after taxes, does not indicate how the Portfolio will perform in the future. The HC Advisors Shares is a new class of the Trust for which a full calendar year of performance is not yet available. The performance shown below is that of HC Strategic Shares and has not been adjusted to reflect HC Advisors Shares expenses, which are higher. If it had been, performance would have been lower.

Year-by-Year Total Returns as of 12/31

Best quarter:	4th Qtr. 2008	2.56%
Worst quarter:	2nd Qtr. 2008	(0.29)%

Average Annual Total Returns
(for the periods ended 12/31/09)

		Since
	One	March 1,
	Year	2006

The Short-Term Municipal Bond Portfolio
– Before Taxes	4.12%	4.04%
– After Taxes on Distributions	4.06%	4.02%
– After Taxes on Distributions and Sale of Portfolio Shares	3.72%	3.91%
BofA Merrill Lynch 1-3 Year Muni Index (reflects no deduction for fees, expenses or taxes) (Benchmark returns since February 28, 2006.)	4.21%	4.43%

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Portfolio shares through tax-deferred arrangements, such as qualified retirement plans.

55

The Short-Term Municipal Bond Portfolio (continued)

Investment Adviser
HC Capital is the Portfolio’s investment adviser.

Investment Subadviser
Breckinridge Capital Advisors, Inc. (“Breckinridge”) is the Specialist Manager for the Portfolio.

Portfolio Managers:

Breckinridge:  Peter Coffin has been with Breckinridge since 1993, David Madigan has been with the firm since 2003, Martha Field Hodgman has been with the firm since 2001, Susan Mooney has been with the firm since 2007 and Matthew Buscone has been with Breckinridge since 2002. Mr. Coffin, Mr. Madigan and Ms. Hodgman have co-managed the Portfolio since March, 2006. Mr. Buscone and Ms. Mooney have co-managed the Portfolio since July, 2008 and February, 2007, respectively.

Tax Information
The Portfolio intends to make distributions each year. The Portfolio’s dividend distributions are expected to be excludable from gross income for Federal income tax purposes.

Distributions attributable to the net capital gain of a Portfolio will be taxable to you as long-term capital gain, regardless of how long you have held your shares.

For more information on purchasing and selling shares of the Portfolio and financial intermediary compensation, please see “Summary of Other Important Information Regarding Portfolio Shares.”

56

The Intermediate Term Municipal Bond Portfolio

Investment Objective
The investment objective of The Intermediate Term Municipal Bond Portfolio is to provide a high level of current income exempt from Federal income tax, consistent with the preservation of capital.

Fees and Expenses
The fee tables below describe the fees and expenses that you may pay if you buy and hold HC Advisors Shares of the Portfolio.

Shareholder Fees
(fees paid directly from your investment)

Maximum Sales Charges	None
Maximum Redemption Fee	None

Annual Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.25%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	0.10%
Total Annual Portfolio Operating Expenses	0.60%

Example:  This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes the reinvestment of all dividends and distributions in shares of the Portfolio, that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

1 Year	$61
3 Years	$192
5 Years	$335
10 Years	$750

Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover was 23.80% of the average value of its portfolio.

Principal Investment Strategies
The Portfolio seeks to achieve its objective by investing primarily (i.e., at least 80% of assets) in a diversified portfolio of intermediate-term fixed income securities, the interest on which is exempt from regular Federal income tax. These securities, which include both securities issued by municipalities and so-called “private activity bonds,” are referred to as “Municipal Securities.” Municipal Securities acquired for the Portfolio will generally be rated in one of the three highest rating categories assigned by one of the major independent rating agencies, or are, in the view of the Specialist Manager, deemed to be of comparable quality. The Portfolio is, however, authorized to invest up to 15% of its assets in Municipal Securities that are rated in the fourth highest category. Fixed income securities rated in the fourth highest rating category by a rating agency may have speculative characteristics. Also, the Portfolio is authorized to invest up to 20% of its net assets in taxable instruments. It is a fundamental policy of the Portfolio that, under normal circumstances, at least 80% of its net assets will be invested in Municipal Securities. Municipal Securities purchased for the Portfolio will have varying maturities, but under normal circumstances the Portfolio will have an effective dollar weighted average portfolio maturity of between 5 and 10 years.

The Portfolio is authorized to operate on a multi-manager basis. This means that a single Portfolio may be managed by more than one Specialist Manager. The multi-manager structure is generally designed to provide investors access to broadly diversified investment styles. The Trust seeks to engage skilled Specialist Managers to provide a broad exposure to the relevant asset class and returns in excess of the Portfolio’s benchmark over time. The Portfolio is currently managed by one Specialist Manager.

57

The Intermediate Term Municipal Bond Portfolio (continued)

Principal Investment Risks
Investing in the Portfolio involves risks common to any investment in securities. As is the case with any investment, your investment in the Portfolio involves the risk that you may lose money on your investment.

•	Call/Prepayment Risk – Municipal securities held by the Portfolio may be called (prepaid) before their maturity dates. This usually occurs as interest rates are declining. As a result of this risk, the Portfolio may have to reinvest these prepayments at those lower rates, thus reducing its income. In addition, the Portfolio may lose price appreciation if a bond it holds is called earlier than scheduled.

•	Credit Risk – An investment in the Portfolio also involves the risk that the issuer of a Municipal Security that the Portfolio holds will not make principal or interest payments when they are due, or that the value of the Municipal Securities will decline because of a market perception that the issuer may not make payments on time. Fixed income securities rated in the fourth highest rating category by a rating agency may have speculative characteristics. Credit risk is greater for lower quality fixed income securities.

•	Extension Risk – These securities are also subject to the risk that payment on the loans underlying the securities held by the Portfolio will be made more slowly when interest rates are rising. This could cause the market value of the securities to decline.

•	Interest Rate Risk – One of the primary risks associated with an investment in the Portfolio is the risk that the value of Municipal Securities held in the Portfolio will decline with changes in interest rates. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities. Accordingly, the yield of the Portfolio can be expected to be somewhat more volatile in response to changes in interest rates than shorter-term investment vehicles.

•	Liquidity Risk – At times, certain securities may be difficult or impossible to sell at the price that would normally prevail in the market. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Portfolio management or performance. This includes the risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

•	Management Risk – The risk that investment strategies employed in the investment selection process may not result in an increase in the value of your investment or in overall performance equal to other investments.

•	Market Risk – The value of the securities held by a Portfolio may decline in response to general market and economic conditions or conditions that affect specific market sectors or individual companies.

There is no guarantee that the Portfolio will meet its goals. It is possible to lose money by investing in the Portfolio.

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The Intermediate Term Municipal Bond Portfolio (continued)

Performance Bar Chart and Table

Performance.  The chart and table below show how The Intermediate Term Municipal Bond Portfolio has performed, and how its performance has varied from year to year. The bar chart shows returns on a before-tax basis and gives some indication of risk by showing changes in the Portfolio’s yearly performance for each of the last ten full calendar years. The table accompanying the bar chart compares the Portfolio’s performance over time on a before and after-tax basis to that of a broad based market index. Of course, past performance, before and after taxes, does not indicate how the Portfolio will perform in the future. The HC Advisors Shares is a new class of the Trust for which a full calendar year of performance is not yet available. The performance shown below is that of HC Strategic Shares and has not been adjusted to reflect HC Advisors Shares expenses, which are higher. If it had been, performance would have been lower.

Year-by-Year Total Returns as of 12/31

Best quarter:	3rd Qtr. 2009	6.12%
Worst quarter:	4th Qtr. 2008	(2.47)%

Average Annual Total Returns
(for the periods ended 12/31/09)

	One	Five	Ten
	Year	Years	Years

The Intermediate Term Municipal Bond Portfolio
– Before Taxes	9.58%	2.81%	4.39%
– After Taxes on Distributions	9.58%	2.67%	4.31%
– After Taxes on Distributions and Sale of Portfolio Shares	7.72%	2.87%	4.34%
Barclays Capital 5-Year G.O. Index (reflects no deduction for fees, expenses or taxes)	5.77%	3.65%	4.56%

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Portfolio shares through tax-deferred arrangements, such as qualified retirement plans.

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The Intermediate Term Municipal Bond Portfolio (continued)

Investment Adviser
HC Capital is the Portfolio’s investment adviser.

Investment Subadviser
Standish Mellon Asset Management Company LLC (“Standish”) is the Specialist Manager for the Portfolio.

Portfolio Managers:

Standish:  Christine Todd has been with Standish since 1995. Michael Faloon has been with Standish since 1999. Ms. Todd and Mr. Faloon have co-managed the Portfolio since December, 2008.

Tax Information
The Portfolio intends to make distributions each year. The Portfolio’s dividend distributions are expected to be excludable from gross income for Federal income tax purposes.

Distributions attributable to the net capital gain of a Portfolio will be taxable to you as long-term capital gain, regardless of how long you have held your shares.

For more information on purchasing and selling shares of the Portfolio and financial intermediary compensation, please see “Summary of Other Important Information Regarding Portfolio Shares.”

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Summary of Other Important Information Regarding Portfolio Shares

Purchasing and Selling Your Shares

You may purchase HC Advisors Shares of the Portfolio only if you are a client of a financial intermediary that has established a relationship with HC Capital. HC Advisors Shares of the Portfolio are sold at their net asset value per share (“NAV”) next calculated after your purchase order is accepted by the Trust. You may redeem your shares in the Portfolio on any regular business day. Redemption requests for all or any portion of your account with the Trust, must be in writing and must be signed by the shareholder(s) named on the account or an authorized representative.

The Trust does not impose investment minimums or sales charges of any kind. If your account falls below $5,000, the Trust may ask you to increase your balance. If it is still below $5,000 after 30 days, the Trust may close your account and send you the proceeds at the current NAV. In addition, if you purchase shares of the Trust through a program of services offered by a financial intermediary, you may incur advisory fees or custody expenses in addition to those expenses described in this Prospectus. Investors should contact such intermediary for information concerning what, if any, additional fees may be charged.

Payment to Broker-Dealers and Other Financial Institutions

If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Portfolio and its distributor may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Portfolio over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

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The Value Equity Portfolio

The investment objective of The Value Equity Portfolio is to provide total return consisting of capital appreciation and current income. The Portfolio seeks to achieve its objective by investing primarily (i.e., at least 80% of its assets) in a diversified portfolio of equity securities. In the unlikely event that a change in this investment policy is adopted by the Board of Trustees, shareholders will receive at least 60 days prior written notice before such change is implemented.

The Portfolio is designed to implement a value-oriented investment approach. A “value investor” seeks to select securities that trade for less than the intrinsic value of the issuing company, as measured by fundamental investment considerations such as earnings, book value and dividend paying ability. It is expected that many of the common stocks in which the Portfolio invests will be dividend paying issues.

Up to 20% of the total assets of the actively managed portion of the Portfolio may be invested in income-producing securities other than common stock, such as preferred stocks or bonds that are convertible into common stock. Up to 20% of the total assets of the total Portfolio may also be invested in securities issued by non-U.S. companies. Consistent with their respective investment styles, the Portfolio’s Specialist Managers may use instruments including option or futures contracts, exchange-traded funds and similar instruments in order to gain market exposure pending investment or to hedge against fluctuations in market price of the securities in which the Portfolio invests.

Specialist Managers.  A portion of the Portfolio is managed in accordance with an “active management” approach, which involves the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Institutional Capital, LLC (“ICAP”) and AllianceBernstein L.P. (“AllianceBernstein”) are currently responsible for implementing the active component of the Portfolio’s investment strategy. Additionally, a portion of the Portfolio is managed using a “passive” or “index” investment approach designed to replicate the composition of the Portfolio’s benchmark index and, from time to time, one or more identifiable subsets of that index. SSgA FM is currently responsible for implementing this component for the Portfolio’s investment strategy. The investment selection process for each of these Specialist Managers is described below; further information about the Specialist Managers, individual portfolio managers responsible for day-to-day investment decisions for the Portfolio, and the manner in which the Portfolio’s assets are allocated between them appears in the “Specialist Manager Guide” included later in this Prospectus.

The ICAP Investment Selection Process	ICAP adheres to a value-oriented, fundamental investment style. Its investment process involves three key components: research, valuation, and identification of a “catalyst.” First, ICAP uses its proprietary valuation models to identify, from a universe of approximately 420 well-established large and mid capitalization companies, those stocks that ICAP believes offer the best values relative to this universe. From this group of stocks, ICAP eliminates those that exhibit the least favorable earnings revision trends. Next, ICAP looks for a catalyst for positive change. The catalyst can be thematic (e.g., consolidation of the banking industry), a factor that would benefit a number of companies (e.g., new technologies or product markets), or an event that is company specific (e.g., a corporate restructuring or the introduction of a new product). An integral part of ICAP’s disciplined process is communication with the top management at each of these companies and, often, the customers, competitors and suppliers of these companies. ICAP continuously monitors each security and, generally, will consider selling a security if ICAP believes that either the price target established by ICAP for the security involved has been achieved, the catalyst is no longer a factor for positive change or another stock offers greater opportunity for appreciation.

The AllianceBernstein Investment Selection Process	All AllianceBernstein products and services are managed in accordance with the firm’s value-oriented philosophy across all geographies and markets. AllianceBernstein uses its deep fundamental research capabilities to distinguish companies that are undergoing temporary stress from those that deserve their depressed valuations, and the firm looks to exploit mispricings created by investor overreaction. The stock selection process for the Portfolio is research-driven and bottom-up, and relies on a unique integration of fundamental and quantitative research. AllianceBernstein begins with a universe of approximately 650 large cap U.S. companies screened from the S&P 500 and Russell 1000 Value® Indices by its proprietary quantitative expected-return model. The firm’s team of fundamental analysts then develops explicit five-year forecasts of normalized earnings power, free cash flow, and balance-sheet strength for the stocks with the most attractive return prospects. The U.S. Value Investment Policy Group (IPG), consisting of Chief Investment Officers

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and Directors of Research, reviews the analysts’ forecasts to ensure that they are consistent and robust.

The IPG ultimately selects stocks for the construction of a model portfolio, which individual portfolio managers implement to meet fund-specific parameters and client guidelines and constraints.

The SSgA FM Investment Selection Process	In selecting investments for that portion of the Portfolio allocated to it, SSgA FM adheres to a “passive” or “indexing” investment approach that is designed to replicate the composition of one or more different segments of the Russell 1000 Value® Index if deemed appropriate by HC Capital. In addition, SSgA FM may also apply the “indexing” approach to one or more subsets of the Russell 1000® Value Index if deemed appropriate by HC Capital. The Russell 1000® Value Index is an unmanaged, market cap-weighted index, which is reviewed and reconstituted each year. Further information about the Russell 1000® Value Index appears later in this Prospectus under the heading “Investment Risks and Strategies – About Benchmarks and Index Investing.”

The Institutional Value Equity Portfolio

The Portfolio is designed to implement a value-oriented investment approach. A “value investor” seeks to select securities that trade for less than the intrinsic value of the issuing company, as measured by fundamental investment considerations such as earnings, book value and dividend paying ability. It is expected that many of the common stocks in which the Portfolio invests will be dividend paying issues.

Up to 20% of the total assets of the actively managed portion of the Portfolio may be invested in income-producing securities other than common stock, such as preferred stocks or bonds that are convertible into common stock. Up to 20% of the total assets of the total Portfolio may also be invested in securities issued by non-U.S. companies. Consistent with their respective investment styles, the Portfolio’s Specialist Managers may use instruments including option or futures contracts, exchange-traded funds and similar instruments in order to pursue their investment objectives, gain market exposure pending investment or to hedge against fluctuations in market price of the securities in which the Portfolio invests. In accordance with applicable interpretations of the SEC, such derivative instruments may be treated as equity securities if these instruments have economic characteristics similar to those of equity securities.

Specialist Managers.  A portion of the Portfolio is managed in accordance with an “active management” approach, which involves the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Institutional Capital, LLC (“ICAP”), AllianceBernstein L.P. (“AllianceBernstein”) and Pacific Investment Management Company LLC (“PIMCO”) are currently responsible for implementing the active component of the Portfolio’s investment strategy. Additionally, a portion of the Portfolio is managed using a “passive” or “index” investment approach designed to replicate the composition of the Portfolio’s benchmark index and, from time to time, one or more identifiable subsets of that index (see “Fund Management,” included later in this Prospectus). SSgA Funds Management, Inc. (“SSgA FM”) is currently responsible for implementing this component for the Portfolio’s investment strategy. The investment selection process for each of these Specialist Managers is described below; further information about the Specialist Managers, individual portfolio managers responsible for day-to-day investment decisions for the Portfolio, and the manner in which the Portfolio’s assets are allocated between them appears in the “Specialist Manager Guide” included later in this Prospectus.

The ICAP Investment Selection Process	ICAP adheres to a value-oriented, fundamental investment style. Its investment process involves three key components: research, valuation, and identification of a “catalyst.” First, ICAP uses its proprietary valuation models to identify, from a universe of approximately 420 well-established large and mid capitalization companies, ICAP believes these stocks offer the best values relative to this universe. From this group of stocks, ICAP eliminates those that exhibit the least favorable earnings revision trends. Next, ICAP looks for a catalyst for positive change. The catalyst can be thematic (e.g., consolidation of the banking industry), a factor that would benefit a number of companies (e.g., new technologies or product markets), or an event that is company specific (e.g., a corporate restructuring or the introduction of a new product). An integral part of ICAP’s disciplined process is communication with the top management at each of these companies and, often, the customers, competitors and suppliers of these companies.

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More Information About Fund Investments and Risks (continued)

ICAP continuously monitors each security and, generally, will consider selling a security if ICAP believes that either the price target established by ICAP for the security involved has been achieved, the catalyst is no longer a factor for positive change or another stock offers greater opportunity for appreciation.

The AllianceBernstein Investment Selection Process:	All AllianceBernstein products and services are managed in accordance with the firm’s value-oriented philosophy across all geographies and markets. AllianceBernstein uses its deep fundamental research capabilities in seeking to distinguish companies that are undergoing temporary stress from those that deserve their depressed valuations, and the firm seeks to exploit mispricings created by investor overreaction. The stock selection process for the Portfolio is research-driven and bottom-up, and relies on a unique integration of fundamental and quantitative research. AllianceBernstein begins with a universe of approximately 650 large cap U.S. companies screened from the S&P 500 and Russell 1000 Value® Indices by its proprietary quantitative expected-return model. The firm’s team of fundamental analysts then develops explicit five-year forecasts of normalized earnings power, free cash flow, and balance-sheet strength for the stocks with the most attractive return prospects. The U.S. Value Investment Policy Group (IPG), consisting of Chief Investment Officers and Directors of Research, reviews the analysts’ forecasts to ensure that they are consistent and robust. The IPG ultimately selects stocks for the construction of a model portfolio, which individual portfolio managers implement to meet fund-specific parameters and client guidelines and constraints.

The PIMCO Investment Selection Process:	PIMCO employs an investment approach typically referred to as an enhanced-index strategy to attempt to outperform the S&P 500 Index (the “Index”), a widely used measure of the U.S. stock market. PIMCO generally invests in S&P 500 Index linked derivatives, such as futures contracts, which provide passive exposure to the return of the Index. It then fully collateralizes this exposure with an actively managed, short duration portfolio of fixed-income securities that offers the potential for excess returns relative to the Index. While most of the performance is driven by the passive stock exposure, PIMCO’s active management of the underlying bond collateral seeks to add incremental return above that of the Index.

PIMCO’s strategies aim to capture additional yield and return afforded by certain structural bond market inefficiencies including the term premium, credit premium, liquidity premium and volatility premium. In addition to the capture of structural sources of return, active management across global fixed income markets is also another source of potential excess return in the PIMCO strategies. These active management strategies include (but are not limited to) sector/issue selection, quantitative analysis, yield curve/duration management, relative value strategies, credit strategies and cost-effective trading.

The SSgA FM Investment Selection Process	In selecting investments for that portion of the Portfolio allocated to it, SSgA FM adheres to a “passive” or “indexing” investment approach that is designed to replicate the composition of one or more different segments of the Russell 1000® Value Index if deemed appropriate by HC Capital. In addition, SSgA FM may also apply the “indexing” approach to one or more subsets of the Russell 1000® Value Index if deemed appropriate by HC Capital. The Russell 1000® Value Index is an unmanaged, market cap-weighted index, which is reviewed and reconstituted each year. Further information about the Russell 1000® Value Index appears later in this Prospectus under the heading “Investment Risks and Strategies – About Benchmarks and Index Investing.”

The Growth Equity Portfolio

The Portfolio is designed to implement a growth-oriented investment approach. “Growth investing” means that securities acquired for the Portfolio can be expected to have above-average potential for growth in revenue and earnings.

Up to 15% of the total assets of the actively managed portion of the Portfolio may be invested in income-producing securities other than common stock, such as preferred stocks or bonds that are convertible into common stock. Up to 20% of the total assets of the total Portfolio may also be invested in securities issued by non-U.S. companies. Although some of the equity securities in which the Portfolio will invest are expected to be dividend paying issues, income is a secondary consideration in the stock selection process.

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Accordingly, dividends paid by this Portfolio can generally be expected to be lower than those paid by The Value Equity Portfolio. Consistent with their respective investment styles, the Portfolio’s Specialist Managers may use instruments including option or futures contracts, exchange-traded funds, and similar instruments in order to gain market exposure pending investment or to hedge against fluctuations in market price of the securities in which the Portfolio invests.

Specialist Managers.  A portion of the Portfolio is managed in accordance with an “active management” approach, which involves the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Jennison and SGA are currently responsible for implementing the active component of the Portfolio’s investment strategy. The remaining portion of the Portfolio is managed using a “passive” or “index” investment approach in that is designed to replicate the composition of the Portfolio’s benchmark index and, from time to time, one or more identifiable subsets of that index. SSgA FM is currently responsible for implementing this component of the Portfolio’s investment strategy. The investment selection process for each of these Specialist Managers is described below; further information about the Specialist Managers, individual portfolio managers responsible for day-to-day investment decisions for the Portfolio, and the manner in which the Portfolio’s assets are allocated between them appears in the “Specialist Manager Guide” included later in this Prospectus.

The Jennison Investment Selection Process	Jennison selects stocks on a company-by-company basis, driven by fundamental research. The bottom-up approach seeks to find companies that possess some or all of the following characteristics: above-average growth in units, revenues, cash flows, and earnings; a defendable competitive position; an enduring business franchise offering a differentiated product and/or service; as well as companies with a proven management team. It is also important for companies to have a robust balance sheet with a high or improving return on equity, return on assets or return on invested capital. Jennison will consider selling or reducing the weight of a position in the Portfolio if there is a change in a stock’s fundamentals that Jennison views as unfavorable; the stock reaches its full valuation; or a more attractive Portfolio candidate emerges.

The SGA Investment Selection Process	SGA seeks to identify large capitalization companies that exhibit characteristics such as pricing power, repeat revenue streams and global reach that, in SGA’s judgment, have the potential for long-term earnings growth within the context of low business risk. SGA employs an intensive internal research and a bottom-up stock selection approach.

The SSgA FM Investment Selection Process	In selecting investments for that portion of the Portfolio allocated to it, SSgA FM adheres to a strict “passive” or “indexing” investment approach that is designed to replicate the composition of one or more different segments of the Russell 1000® Growth Index if deemed appropriate by HC Capital. In addition, SSgA FM may also apply the “indexing” approach to one or more subsets of the Russell 1000® Growth Index if deemed appropriate by HC Capital. The Russell 1000® Growth Index is an unmanaged, market cap-weighted index, which is reviewed and reconstituted each year. Further information about the Russell 1000® Growth Index appears later in this Prospectus under the heading “Investment Risks and Strategies – About Benchmarks and Index Investing.”

The Institutional Growth Equity Portfolio

The Portfolio is designed to implement a growth-oriented investment approach. “Growth investing” means that securities acquired for the Portfolio can be expected to have above-average potential for growth in revenue and earnings.

Up to 20% of the total assets of the actively managed portion of the Portfolio may be invested in income-producing securities other than common stock, such as preferred stocks or bonds that are convertible into common stock. Up to 20% of the total assets of the total Portfolio may also be invested in securities issued by non-U.S. companies. Although some of the equity securities in which the Portfolio will invest are expected to be dividend paying issues, income is a secondary consideration in the stock selection process. Accordingly, dividends paid by this Portfolio can generally be expected to be lower than those paid by The Institutional Value Equity Portfolio. Consistent with their respective investment styles, the Portfolio’s Specialist Managers may use instruments including option or futures contracts, exchange-traded funds, and similar instruments in order to pursue their investment objectives, gain market exposure pending investment or to hedge against fluctuations in market price of the securities in which the Portfolio invests. In accordance with applicable interpretations of the SEC, such derivative instruments may be treated as equity securities if these instruments have economic characteristics similar to those of equity securities.

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Specialist Managers.  A portion of the Portfolio is managed in accordance with an “active management” approach, which involves the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Jennison Associates LLC (“Jennison”), PIMCO and Sustainable Growth Advisers, LP (“SGA”) are currently responsible for implementing the active component of the Portfolio’s investment strategy. The remaining portion of the Portfolio is managed using a “passive” or “index” investment approach in that it designed to replicate the composition of the Portfolio’s benchmark index and, from time to time, one or more identifiable subsets of that index (see “Fund Management,” included later in this Prospectus). SSgA FM is currently responsible for implementing this component of the Portfolio’s investment strategy. The investment selection process for each of these Specialist Managers is described below; further information about the Specialist Managers, individual portfolio managers responsible for day-to-day investment decisions for the Portfolio, and the manner in which the Portfolio’s assets are allocated between them appears in the “Specialist Manager Guide” included later in this Prospectus.

The Jennison Investment Selection Process	Jennison selects stocks on a company-by-company basis, driven by fundamental research. The bottom-up approach seeks to find companies that possess some or all of the following characteristics: above-average growth in units, revenues, cash flows, and earnings; a defendable competitive position; an enduring business franchise offering a differentiated product and/or service; as well as companies with a proven management team. It is also important for companies to have a robust balance sheet with a high or improving return on equity, return on assets or return on invested capital. Jennison will consider selling or reducing the weight of a position in the Portfolio if there is a change in a stock’s fundamentals that Jennison views as unfavorable; the stock reaches its full valuation; or a more attractive Portfolio candidate emerges.

The SGA Investment Selection Process	SGA seeks to identify large capitalization companies that exhibit characteristics such as pricing power, repeat revenue streams and global reach that, in SGA’s judgment, have the potential for long-term earnings growth within the context of low business risk. SGA employs an intensive internal research and a bottom-up stock selection approach.

The PIMCO Investment Selection Process:	PIMCO employs an investment approach typically referred to as an enhanced-index strategy to attempt to outperform the S&P 500 Index (the “Index”), a widely used measure of the U.S. stock market. PIMCO generally invests in S&P 500 Index linked derivatives, such as futures contracts, which provide passive exposure to the return of the Index. It then fully collateralizes this exposure with an actively managed, short duration portfolio of fixed-income securities that offers the potential for excess returns relative to the Index. While most of the performance is driven by the passive stock exposure, PIMCO’s active management of the underlying bond collateral seeks to add incremental return above that of the Index.

PIMCO’s strategies aim to capture additional yield and return afforded by certain structural bond market inefficiencies including the term premium, credit premium, liquidity premium and volatility premium. In addition to the capture of structural sources of return, active management across global fixed income markets is also another source of potential excess return in the PIMCO strategies. These active management strategies include (but are not limited to) sector/issue selection, quantitative analysis, yield curve/duration management, relative value strategies, credit strategies and cost-effective trading.

The SSgA FM Investment Selection Process	In selecting investments for that portion of the Portfolio allocated to it, SSgA FM adheres to a “passive” or “indexing” investment approach that is designed to replicate the composition of the one or more different segments of the Russell 1000® Growth Index if deemed appropriate by HC Capital. Russell 1000® Growth Index. In addition, SSgA FM may also apply the “indexing” approach to one or more subsets of the Russell 1000® Growth Index if deemed appropriate by HC Capital. The Russell 1000® Growth Index is an unmanaged, market cap-weighted index, which is reviewed and reconstituted each year. Further information about the Russell 1000® Growth Index appears later in this Prospectus under the heading “Investment Risks and Strategies – About Benchmarks and Index Investing.“

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The Small Capitalization Equity Portfolio

The portfolio is designed to invest primarily in equity securities of U.S. issuers which have market capitalizations that are less than $2.2 billion and/or are comparable to the capitalization of companies in the Russell 2000® Index at the time of purchase. Consistent with this objective the Portfolio will invest in both dividend paying securities and securities that do not pay dividends. Consistent with their respective investment styles, the Portfolio’s Specialist Managers may use instruments such as option or futures contracts and exchange-traded funds in order to gain market exposure pending investment or to hedge against fluctuations in market price of the securities in which the Portfolio invests.

Specialist Managers.  A portion of the Portfolio is managed in accordance with an “active management” approach, which involves the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Frontier Capital Management Company, LLC (“Frontier”), IronBridge Capital Management LP (“IronBridge”), Pzena Investment Management, LLC (“Pzena”), and Sterling Johnston Capital Management, L.P. (“Sterling Johnston”), are currently responsible for implementing the active component of the Portfolio’s investment strategy. The remaining portion of the Portfolio is managed using a “passive“ or “index” investment approach in that it is designed to replicate the composition of the Portfolio’s benchmark index and, from time to time, one or more identifiable subsets of that index (see “Fund Management,” included later in this Prospectus). SSgA FM is currently responsible for implementing this component of the Portfolio’s investment strategy. Further information about the Specialist Managers, individual portfolio managers responsible for day-to-day investment decisions for the Portfolio, and the manner in which the Portfolio’s assets are allocated among them appears in the “Specialist Manager Guide” included later in this Prospectus.

The Frontier Investment Selection Process	Frontier seeks to identify companies with unrecognized earning potential. Factors that may be relevant in the process include earnings per share, growth and price appreciation. Frontier’s investment process combines fundamental research with a valuation model that screens for equity valuation, forecasts for earnings growth and unexpectedly high or low earnings. Generally, Frontier will consider selling a security if Frontier believes that earnings or growth potential initially identified by Frontier has been realized; the factors that underlie the original investment decision are no longer valid; or a more attractive situation is identified.

The IronBridge Investment Selection Process	IronBridge uses a “Cash Flow Return on Investment” (“CFROI®”)* methodology to identify attractively priced wealth-creating companies. This involves a four step process. First, IronBridge screens a broad universe of small-cap stocks to determine where each company is in its life cycle and which variables are most important for analysis, rank the companies and compile a list of potential candidates. Next, IronBridge applies a “wealth creation” analysis to determine whether capital investment is creating or destroying shareholder value. In the third step, IronBridge takes the narrowed universe of stocks and applies a CFROI® valuation model to determine the reasons for each company’s financial success and review each one to determine whether it appears likely to be able to repeat its performance in the future. Finally, IronBridge constructs a portfolio of approximately 130 stocks, determining position sizes by the stage of the companies’ life cycles.

*“CFROI®” is a registered trademark in the United States and other countries (excluding the United Kingdom) of Credit Suisse or its affiliates.

The Pzena Investment Selection Process	Pzena’s investment philosophy is classic value. Pzena seeks to buy good businesses at low prices. Pzena focuses exclusively on companies that are underperforming their historically demonstrated earnings power and applies intensive fundamental research to these companies in an effort to determine whether the problems that caused the earnings shortfall are temporary or permanent. Pzena includes companies in a portfolio only when all five of the following criteria are met: (1) the current valuation is low compared to the company’s normalized earnings power; (2) current earnings are below historic norms; (3) Pzena judges that the problems are temporary, (4) management has a viable strategy to generate earnings recovery, and (5) there is meaningful downside protection in case the earnings recovery does not materialize.

The Sterling Johnston Investment Selection Process	Sterling Johnston’s investment objective is to create a portfolio of small cap growth companies that can generate superior risk-adjusted rates of return over a full market cycle. Sterling Johnston’s process emphasizes investment in emerging growth companies that are identified through a

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disciplined process involving bottom-up fundamental research. Factors considered in this process include demonstrated accelerating earnings, strong and improving financial characteristics, strong company and industry relative price strength and low institutional ownership/sponsorship. Portfolio holdings are carefully monitored in an effort to ensure that each continues to meet such investment criteria. Stocks will be considered for sale when the factors underlying the initial investment decision are no longer positive, there is a decline or anticipated decline in relative value, there is a decline in relative price strength and/or there is a decline in relative sector strength.

The SSgA FM Investment Selection Process	In selecting investments for that portion of the Portfolio allocated to it, SSgA FM adheres to a “passive” or “indexing” investment approach that is designed to replicate the composition of one or more different segments of the Russell 2000® small capitalization universe (i.e. small capitalization value and small capitalization growth segments). The allocation of assets to these various segments of the Russell 2000® universe will be determined by HC Capital. The Russell 2000® Indices are unmanaged, market cap-weighted indices, which are reviewed and reconstituted each year. Further information about the Russell 2000® Indices appears later in this Prospectus under the heading “Investment Risks and Strategies – About Benchmarks and Index Investing.”

The Institutional Small Capitalization Equity Portfolio

The Portfolio is designed to invest primarily in equity securities of U.S. issuers which have market capitalizations that are less than $2.2 billion and/or are comparable to the capitalization of companies in the Russell 2000® Index at the time of purchase. Consistent with this objective the Portfolio will invest in both dividend paying securities and securities that do not pay dividends. Consistent with their respective investment styles, the Portfolio’s Specialist Managers may use instruments such as option or futures contracts and exchange-traded funds in order to gain market exposure pending investment or to hedge against fluctuations in market price of the securities in which the Portfolio invests.

Specialist Managers.  A portion of the Portfolio is managed in accordance with an “active management” approach, which involves the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Frontier Capital Management Company, LLC (“Frontier”), IronBridge Capital Management LP (“IronBridge”), Pzena Investment Management, LLC (“Pzena”), and Sterling Johnston Capital Management, L.P. (“Sterling Johnston”), are currently responsible for implementing the active component of the Portfolio’s investment strategy. The remaining portion of the Portfolio is managed using a “passive” or “index” investment approach in that is designed to replicate the composition of the Portfolio’s benchmark index and, from time to time, one or more identifiable subsets of that index (see “Fund Management,” included later in this Prospectus). SSgA FM is currently responsible for implementing this component of the Portfolio’s investment strategy. Further information about the Specialist Managers, individual portfolio managers responsible for day-to-day investment decisions for the Portfolio, and the manner in which the Portfolio’s assets are allocated among them appears in the “Specialist Manager Guide” included later in this Prospectus.

The Frontier Investment Selection Process	Frontier seeks to identify companies with unrecognized earning potential. Factors that may be relevant in the process include earnings per share, growth and price appreciation. Frontier’s investment process combines fundamental research with a valuation model that screens for equity valuation, forecasts for earnings growth and unexpectedly high or low earnings. Generally, Frontier will consider selling a security if Frontier believes that earnings or growth potential initially identified by Frontier has been realized; the factors that underlie the original investment decision are no longer valid; or a more attractive situation is identified.

The IronBridge Investment Selection Process	IronBridge uses a “Cash Flow Return on Investment” (“CFROI®”)* methodology to identify attractively priced wealth-creating companies. This involves a four step process. First, IronBridge screens a broad universe of small-cap stocks to determine where each company is in its life cycle and which variables are most important for analysis, rank the companies and compile a list of potential candidates. Next, IronBridge applies a “wealth creation” analysis to determine whether capital investment is creating or destroying shareholder value. In the third step, IronBridge takes the narrowed universe of stocks and applies a CFROI® valuation model to determine the reasons for each company’s financial success and review each one to determine whether it appears likely to be

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able to repeat its performance in the future. Finally, IronBridge constructs a portfolio of approximately 130 stocks, determining position sizes by the stage of the companies’ life cycles.

*“CFROI®” is a registered trademark in the United States and other countries (excluding United Kingdom) of Credit Suisse or its affiliates.

The Pzena Investment Selection Process	Pzena’s investment philosophy is classic value. Pzena seeks to buy good businesses at low prices. Pzena focuses exclusively on companies that are underperforming their historically demonstrated earnings power and applies intensive fundamental research to these companies in an effort to determine whether the problems that caused the earnings shortfall are temporary or permanent. Pzena includes companies in a portfolio only when all five of the following criteria are met (1) the current valuation is low compared to the company’s normalized earnings power (2) current earnings are below historic norms (3) Pzena judges that the problems are temporary, (4) management has a viable strategy to generate earnings recovery, and (5) there is meaningful downside protection in case the earnings recovery does not materialize.

The Sterling Johnston Investment Selection Process	Sterling Johnston’s investment objective is to create a portfolio of small cap growth companies that can generate superior risk-adjusted rates of return over a full market cycle. Sterling Johnston’s process emphasizes investment in emerging growth companies that are identified through a disciplined process involving bottom-up fundamental research. Factors considered in this process include demonstrated accelerating earnings, strong and improving financial characteristics, strong company and industry relative price strength and low institutional ownership/sponsorship. Portfolio holdings are carefully monitored in an effort to ensure that each continues to meet such investment criteria. Stocks will be considered for sale when the factors underlying the initial investment decision are no longer positive, there is a decline or anticipated decline in relative value, there is a decline in relative price strength and/or there is a decline in relative sector strength.

The SSgA FM Investment Selection Process	In selecting investments for that portion of the Portfolio allocated to it, SSgA FM adheres to a “passive” or “indexing” investment approach that is designed to replicate the composition of one or more different segments of the Russell 2000® small capitalization universe (i.e. small capitalization value and small capitalization growth segments). The allocation of assets to these various segments of the Russell 2000® universe will be determined by HC Capital. The Russell 2000® Indices are unmanaged, market cap-weighted indices, which are reviewed and reconstituted each year. Further information about the Russell 2000® Indices appears later in this Prospectus under the heading “Investment Risks and Strategies – About Benchmarks and Index Investing.”

The Real Estate Securities Portfolio

The Real Estate Securities Portfolio invests primarily in equity and debt securities of real estate companies, including companies known as real estate investment trusts (REITs) and other real estate operating companies whose value is derived from ownership, development and management of underlying real estate properties. The Portfolio’s permissible investments include equity and equity-related securities of real estate-related companies, including common stock, preferred stock, convertible securities, warrants, options, depositary receipts and other similar equity equivalents. The Portfolio also may invest in equity and equity-related and fixed income securities, including debt securities, mortgage-backed securities, high yield debt, and private placements. The Portfolio may invest both in companies which are located in emerging markets countries.

Consistent with its investment style, the Portfolio’s Specialist Manager may use instruments such as option or futures contracts or exchange-traded funds in order to gain market exposure pending investment or to hedge against fluctuations in market price of the securities in which the Portfolio invests.

Specialist Manager.  Wellington Management Company, LLP (“Wellington Management”) currently provides portfolio management services to this Portfolio. Further information about the Specialist Manager and the individual portfolio managers responsible for day-to-day investment decisions for the Portfolio appears in the “Specialist Manager Guide” section included later in this Prospectus.

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The Wellington Management Investment Selection Process	Wellington Management attempts to provide attractive long-term total return by investing in companies with activities primarily in, or related to, commercial real estate development, operation, and ownership. The investment approach seeks to add value through independent, bottom-up, fundamental research, security selection and top-down sector weightings.

Individual company research begins by reviewing the quality, depth, and strategy of management. Wellington Management evaluates management’s ability to increase shareholder value and control risk and also seeks to identify companies with the following characteristics:

• A disciplined investment strategy, coupled with a solid development and operating track record, and a clear understanding of their own cost of capital.

• The ability to deliver high levels of same-unit rent growth and occupancy gains on a relative basis.

• Strong and flexible balance sheets in terms of the ability to fund future acquisition growth and increase dividends.

•  Attractive relative valuations between the public and private markets in terms of (1) replacement cost and (2) earnings yield in the public market versus capitalization rates on private market transactions

Sector weights and geographic diversification are influenced by a top-down analysis of the real estate market. Top-down analysis is based on three broad components:

Macroeconomic trends. Relevant trends affecting the supply and demand for real estate, demographic trends, employment growth, and building permit changes are monitored. Wellington Management also incorporates its long-term interest rate forecasts that affect both the cost of capital for real estate companies and the relative attractiveness of high yield stocks.

Private real estate market trends. The real estate market is predominantly privately owned and therefore this sector exhibits many commodity-like characteristics. Accordingly, a thorough understanding of private market investment spreads, mortgage spreads, and capital flows is necessary to assess public market company net asset values.

Sector specific trends. Wellington Management identifies important trends in retail, non-bank financials, health care, and other sectors within the market.

The International Equity Portfolio

The Portfolio is designed to invest in the equity securities of non-U.S. issuers. Although the Portfolio may invest anywhere in the world, the Portfolio is expected to invest primarily in the equity markets included in the Morgan Stanley Capital International Europe, Australasia and Far East Index (“MSCI EAFE Index”). Currently, these markets are Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. Consistent with its objective, the Portfolio will invest in both dividend paying securities and securities that do not pay dividends. The Portfolio may engage in transactions involving “derivative instruments” – forward foreign currency exchange contracts, option or futures contracts or similar instruments – in order to hedge against fluctuations in the relative value of the currencies in which securities held by the Portfolio are denominated or to achieve market exposure pending investment. The Portfolio may also invest in high-quality short-term debt instruments (including repurchase agreements) denominated in U.S. or foreign currencies for temporary purposes. Up to 10% of the total assets of the Portfolio may be invested in securities of companies located in emerging market countries.

Specialist Managers.  A portion of the Portfolio is managed in accordance with an “active management” approach, which involves the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Capital Guardian Trust Company (“CapGuardian”), Artisan Partners Limited Partnership (“Artisan”) and Causeway Capital Management LLC (“Causeway”) are currently responsible for implementing the active component of the Portfolio’s investment strategy. Additionally, a portion of the Portfolio may be managed using a “passive” or “index” investment approach designed to replicate the composition of the Portfolio’s benchmark index and, from time to time, one or more identifiable subsets of that index (see “Fund Management,” included later in this Prospectus). SSgA FM is currently responsible for implementing this component for the

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Portfolio’s investment strategy. The investment selection process for each of these Specialist Managers is described below; further information about the Specialist Managers, individual portfolio managers responsible for day-to-day investment decisions for the Portfolio, and the manner in which the Portfolio’s assets are allocated between them appears in the “Specialist Manager Guide” included later in this Prospectus.

The CapGuardian Investment Selection Process	CapGuardian’s selection process is a “bottom-up” approach based on fundamental research and emphasizes individual stock selections, with a focus on industries and market sectors represented in the MSCI EAFE® Index rather than country or regional allocation factors. Decisions with respect to both the purchase and sale of individual stocks are made in a manner that is consistent with this “core” investment focus and based on the analysis by one or more of CapGuardian’s individual portfolio managers of fundamental investment factors such as earnings, sales, product lines and other factors. CapGuardian may consider selling a security if the individual portfolio manager believes either anticipated earnings or growth potential of a particular issuer has been realized or the factors that underlie the original investment decision are no longer valid or the individual portfolio manager identifies a more attractive situation.

The Artisan Investment Selection Process	In selecting investments for the Portfolio, Artisan uses a fundamental stock selection process focused on identifying long-term growth opportunities. Artisan’s thematic approach identifies catalysts for change and develops investment themes with the objective of capitalizing on them globally.

•  Themes.  Changing demographics, developing technology, privatization of economic resources and outsourcing are among the long-term catalysts for change that currently form the basis for our investment themes. Artisan incorporates these catalysts along with sector and regional fundamentals into a long-term global framework for investment analysis and decision-making.

•  Sustainable Growth.  Artisan applies a fundamental approach to identifying the long-term, sustainable growth characteristics of potential investments. Artisan seeks high quality companies that are well-managed, have a dominant or improving market position and competitive advantages compared to industry and regional peers.

•  Valuation.  Artisan assesses the relationship between Artisan’s estimate of a company’s sustainable growth prospects and its stock price. Artisan utilizes multiple valuation metrics to establish price targets. The Portfolio may sell a stock when Artisan thinks the stock is approaching full valuation, changing circumstances affect the original reasons for its purchase, the company exhibits deteriorating fundamentals, or more attractive opportunities are identified.

The Causeway Investment Selection Process	Causeway’s investment approach is to identify stocks that appear to be undervalued through the use of a bottom-up stock selection process and with a view to controlling the volatility of returns. Investment decision-making is team-based and driven by fundamental research and quantitative risk analysis, with a focus on characteristics such as price-to-earnings ratios, dividend yields and share repurchases, price-to-book value and price-to-cash flow ratios and financial strength.

The SSgA FM Investment Selection Process	In selecting investments for that portion of the Portfolio allocated to it, SSgA FM adheres to a “passive” or “indexing” investment approach, by which SSgA FM attempts to approximate as closely as practicable, before expenses, the performance of one or more different segments of the MSCI EAFE® Index as deemed appropriate by the Primary Investment Adviser. The MSCI EAFE® Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Further information about the MSCI EAFE® Index appears later in this Prospectus under the heading “Investment Risks and Strategies – About Benchmarks and Index Investing.” SSgA FM will typically attempt to invest in the securities comprising the Index in the same proportions as they are represented in the Index. In some cases, it may not be possible or practicable to purchase all of the securities comprising the Index, or to hold them in the same weightings as they represent in the Index. In those circumstances, SSgA FM may employ a sampling or optimization technique to construct the portfolio in question. The Fund’s returns may vary from the returns of the Index.

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The Institutional International Equity Portfolio

The Portfolio is designed to invest in the equity securities of non-U.S. issuers. Although the Portfolio may invest anywhere in the world, the Portfolio is expected to invest primarily in the equity markets included in the Morgan Stanley Capital International Europe, Australasia and Far East Index (“MSCI EAFE Index”). Currently, these markets are Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. Consistent with its objective, the Portfolio will invest in both dividend paying securities and securities that do not pay dividends. The Portfolio may engage in transactions involving “derivative instruments” – forward foreign currency exchange contracts, option or futures contracts or similar instruments – in order to hedge against fluctuations in the relative value of the currencies in which securities held by the Portfolio are denominated or to achieve market exposure pending investment. The Portfolio may also invest in high-quality, short-term debt instruments (including repurchase agreements) denominated in U.S. or foreign currencies for temporary purposes. Up to 10% of the total assets of the Portfolio may be invested in securities of companies located in emerging market countries.

Specialist Managers.  A portion of the Portfolio is managed in accordance with an “active management” approach, which involves the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Capital Guardian Trust Company (“CapGuardian”), Artisan Partners Limited Partnership (“Artisan”) and Causeway Capital Management LLC (“Causeway”) are currently responsible for implementing the active component of the Portfolio’s investment strategy. Additionally, a portion of the Portfolio may be managed using a “passive” or “index” investment approach designed to replicate the composition of the Portfolio’s benchmark index and, from time to time, one or more identifiable subsets of that index (see “Fund Management,” included later in this Prospectus). SSgA FM is currently responsible for implementing this component for the Portfolio’s investment strategy. The investment selection process for each of these Specialist Managers is described below; further information about the Specialist Managers, individual portfolio managers responsible for day-to-day investment decisions for the Portfolio, and the manner in which the Portfolio’s assets are allocated between them appears in the “Specialist Manager Guide” included later in this Prospectus.

The CapGuardian Investment Selection Process	CapGuardian’s selection process is a “bottom-up” approach based on fundamental research and emphasizes individual stock selections, with a focus on industries and market sectors represented in the MSCI EAFE® Index rather than country or regional allocation factors. Decisions with respect to both the purchase and sale of individual stocks are made in a manner that is consistent with this “core” investment focus and based on the analysis by one or more of CapGuardian’s individual portfolio managers of fundamental investment factors such as earnings, sales, product lines and other factors. CapGuardian may consider selling a security if the individual portfolio manager believes either anticipated earnings or growth potential of a particular issuer has been realized or the factors that underlie the original investment decision are no longer valid or the individual portfolio manager identifies a more attractive situation.

The Artisan Investment Selection Process	In selecting investments for the Portfolio, Artisan uses a fundamental stock selection process focused on identifying long-term growth opportunities. Artisan’s thematic approach identifies catalysts for change and develops investment themes with the objective of capitalizing on them globally.

•  Themes.  Changing demographics, developing technology, privatization of economic resources and outsourcing are among the long-term catalysts for change that currently form the basis for our investment themes. Artisan incorporates these catalysts along with sector and regional fundamentals into a long-term global framework for investment analysis and decision-making.

•  Sustainable Growth.  Artisan applies a fundamental approach to identifying the long-term, sustainable growth characteristics of potential investments. Artisan seeks high quality companies that are well-managed, have a dominant or improving market position and competitive advantages compared to industry and regional peers.

•  Valuation.  Artisan assesses the relationship between Artisan’s estimate of a company’s sustainable growth prospects and its stock price. Artisan utilizes multiple valuation metrics to establish price targets. The Portfolio may sell a stock when Artisan thinks the stock is approaching full valuation, changing circumstances affect the original reasons for its purchase, the company exhibits deteriorating fundamentals, or more attractive opportunities are identified.

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The Causeway Investment Selection Process	Causeway’s investment approach is to identify stocks that appear to be undervalued through the use of a bottom-up stock selection process and with a view to controlling the volatility of returns. Investment decision-making is team-based and driven by fundamental research and quantitative risk analysis, with a focus on characteristics such as price-to-earnings ratios, dividend yields and share repurchases, price-to-book value and price-to-cash flow ratios and financial strength.

The SSgA FM Investment Selection Process	In selecting investments for that portion of the Portfolio allocated to it, SSgA FM adheres to a “passive” or “indexing” investment approach, by which SSgA FM attempts to approximate as closely as practicable, before expenses, the performance of one or more different segments of the MSCI EAFE® Index as deemed appropriate by the Primary Investment Adviser. The MSCI EAFE® Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Further information about the MSCI EAFE® Index appears later in this Prospectus under the heading “Investment Risks and Strategies – About Benchmarks and Index Investing.” SSgA FM will typically attempt to invest in the securities comprising the Index in the same proportions as they are represented in the Index. In some cases, it may not be possible or practicable to purchase all of the securities comprising the Index, or to hold them in the same weightings as they represent in the Index. In those circumstances, SSgA FM may employ a sampling or optimization technique to construct the portfolio in question. The Fund’s returns may vary from the returns of the Index.

The Emerging Markets Portfolio

The Portfolio will diversify investments across several countries (typically at least 10) in order to reduce the volatility associated with specific markets. The number of countries in which the Portfolio invests will vary and may increase over time as the stock markets in other countries evolve. Typically 80% of the Portfolio’s assets will be invested in equity securities, equity swaps, structured equity notes, equity linked notes and depositary receipts concentrated in emerging market countries.

The Portfolio may invest in common and preferred equity securities, publicly traded in the United States or in foreign countries in developed or emerging markets, including initial public offerings. As collateral for derivative securities, the Portfolio may also invest in fixed income securities rated investment grade or better issued by U.S. companies. The Portfolio’s equity securities may be denominated in foreign currencies and may be held outside the United States. Certain emerging markets are closed in whole or part to the direct purchase of equity securities by foreigners. In these markets, the Portfolio may be able to invest in equity securities solely or primarily through foreign government authorized pooled investment vehicles. These securities could be more expensive because of additional management fees charged by the underlying pools. In addition, such pools may have restrictions on redemptions, limiting the liquidity of the investment.

The Portfolio invests primarily in the Morgan Stanley Capital International® Emerging Market Index (MSCI EM) countries. As the MSCI EM introduces new emerging market countries, the Portfolio may include those countries among the countries in which it may invest.

Specialist Managers.  A portion of the Portfolio is managed in accordance with an “active management” approach, which involves the buying and selling of securities based upon economic, financial and market analysis and investment judgment. The Boston Company Asset Management LLC (“TBCAM”) and SSgA FM are currently responsible for implementing the active component of the Portfolio’s investment strategy. SSgA FM also manages a portion of the Portfolio that may be managed using a “passive” or “index” investment approach designed to replicate the composition of the Portfolio’s benchmark index and, from time to time, one or more identifiable subsets of that index (see “Fund Management,” included later in this Prospectus). The investment selection process for each of these Specialist Managers is described below; further information about the Specialist Managers, individual portfolio managers responsible for day-to-day investment decisions for the Portfolio, and the manner in which the Portfolio’s assets are allocated between them appears in the “Specialist Manager Guide” included later in this Prospectus.

The SSgA FM Investment Selection Process	With respect to that portion of the Portfolio allocated to SSgA FM that is managed in accordance with an “active management” approach, the management team in selecting investments for the Portfolio, identifies attractive countries and stocks to invest in. Through the use of quantitative models, the investment team incorporates valuation, growth and sentiment measures to rank securities on relative attractiveness. The team seeks to build a diversified portfolio designed to outperform the Portfolio’s benchmark over time.

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With respect to that portion of the Portfolio allocated to SSgA FM that is managed in accordance with the “passive” or “index” investment management approach, SSgA FM adheres to a “passive” or “indexing” investment approach that is designed to approximate as closely as practicable, before expenses, the performance of one or more different segments of the MSCI EM Index as deemed appropriate by HC Capital. The MSCI EM Index is an unmanaged free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. Further information about the MSCI EM Index appears later in this Prospectus under the heading “Investment Risks and Strategies – About Benchmarks and Index Investing.” Due to cost and liquidity constraints in the emerging markets, it is not possible or practicable to purchase all of the securities comprising the Index, or to hold them in the same weightings as they represent in the Index. Accordingly, SSgA employs a sampling or optimization technique to construct the portfolio in question. The Fund’s returns may vary from the returns of the Index. Further information about the MSCI EM Index appears later in this Prospectus under the heading “Investment Risks and Strategies – About Benchmarks and Index Investing.”

The TBCAM Investment Selection Process	TBCAM seeks to purchase undervalued securities that have strong fundamentals and a compelling catalyst for business improvement, a process that has yielded a portfolio that has outperformed the MSCI EM Index over full market cycles. Additionally, TBCAM’s consistent sell discipline trims and then eliminates outperforming securities that become expensive relative to the market, which has proven to add value in what has historically been a more volatile asset class than the developed markets.

The Fixed Income Portfolio

The Portfolio will invest, under normal circumstances, at least 80% of its assets in fixed income securities. These securities, which may be issued by corporations, banks, government agencies or other issuers, may have fixed, floating or variable rates of interest or include put features that afford their holders the right to sell the security at face value prior to maturity. From time to time, a substantial portion of the Portfolio may be invested in mortgage-backed or asset-backed issues. Investments in U.S. dollar denominated securities of non-U.S. issuers will not exceed 25% of its total assets. Under normal conditions the Portfolio may hold up to 20% of its assets in cash or money market instruments in order to maintain liquidity, or in the event that the Specialist Manager determines that securities meeting the Portfolio’s investment objective and policies are not otherwise readily available for purchase. The Portfolio invests primarily in fixed income securities that, at the time of purchase, are either rated in one of the three highest rating categories assigned by one of the major independent rating agencies, or are, in the view of the Specialist Manager, deemed to be of comparable quality. The Portfolio is, however, authorized to invest up to 15% of its total assets in fixed income securities that are rated in the fourth highest category or are, in the view of the Specialist Manager, deemed to be of comparable quality. Securities purchased for the Portfolio will have varying maturities, but, under normal circumstances, the Portfolio will have an effective dollar weighted average portfolio maturity of between 5 and 10 years.

Specialist Manager.  Aberdeen Asset Management Inc. (“AAMI”) currently provides portfolio management services to this Portfolio. Further information about the Specialist Manager and the individual portfolio managers responsible for day-to-day investment decisions for the Portfolio appears in the “Specialist Manager Guide” included later in this Prospectus.

The AAMI Investment Selection Process	In selecting securities for investment by the Portfolio, AAMI generally uses a bottom-up approach. This approach focuses on individual security selection rather than relying on interest rate forecasts. AAMI’s analytic process involves assigning a relative value, based on creditworthiness, cash flow and price, to each bond. Credit analysis is then used to determine the issuer’s ability to fulfill its obligations. By comparing each bond to a U.S. Treasury instrument, AAMI then seeks to identify whether the market price of the bond is an accurate reflection of its intrinsic value. Fixed income securities may be undervalued for a variety of reasons, such as market inefficiencies relating to lack of market information about particular securities and sectors, supply and demand shifts and lack of market penetration by some issuers. In the event any security held by the Portfolio is downgraded below the Portfolio’s authorized rating categories, AAMI will review the security and determine whether to retain or dispose of that security.

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The Fixed Income II Portfolio

The Portfolio, under normal circumstances, will invest at least 80% of its assets in fixed income securities that, at the time of purchase, are rated in one of four highest rating categories assigned by one of the major independent rating agencies or are, in the view of the Specialist Manager, deemed to be of comparable quality. The Portfolio may invest a substantial portion of its total assets in mortgage-backed and asset-backed issues. Under normal conditions, the Portfolio may invest up to 20% of its assets in high yield securities (“junk bonds”) and up to 20% of its assets in cash or money market instruments in order to maintain liquidity, or in the event that the Specialist Manager determines that securities meeting the Portfolio’s investment objective and policies are not otherwise readily available for purchase. Consistent with its investment policies, the Portfolio may purchase and sell securities without regard to the effect on portfolio turnover. The Portfolio has historically had significant portfolio turnover (e.g., over 200%/annually), and it is anticipated that such portfolio turnover will continue in the future. High portfolio turnover will cause the Portfolio to incur additional transaction costs; higher transaction costs will reduce total return. High portfolio turnover also is likely to generate short-term capital gains, which is taxed as ordinary income. Securities purchased for the Portfolio will have varying maturities, but under normal circumstances the Portfolio will have an effective dollar weighted average portfolio maturity of between 5 and 10 years. The Portfolio may engage in transactions involving “derivative instruments” both in order to hedge against fluctuations in the market value of the securities in which the Portfolio invests and to achieve market exposure pending investment and, in the case of asset-backed and similar securities, for investment purposes.

Specialist Manager.  BlackRock Financial Management, Inc. (“BlackRock”) currently provides portfolio management services to this Portfolio. Further information about the Specialist Manager and the individual portfolio managers responsible for day-to-day investment decisions for the Portfolio appears in the “Specialist Manager Guide” included later in this Prospectus.

The BlackRock Investment Selection Process	BlackRock applies a controlled-duration, relative value sector rotation and security selection approach to the management of all its fixed income mandates, evaluating the attractiveness of the extra yield offered by fixed income securities relative to the yield offered by U.S. Treasury issues. BlackRock selects from among corporate, mortgage and U.S. government securities and also may consider the attractiveness of non-U.S. dollar denominated issues relative to U.S. dollar denominated securities. BlackRock also measures various types of risk, focusing on the level of real interest rates, the shape of the yield curve, credit risk, prepayment risk, country risk and currency valuations. BlackRock may sell securities when it believes that expected risk-adjusted return is low compared to other investment opportunities and/or to realize capital gains.

The Fixed Income Opportunity Portfolio

A principal investment strategy of the Portfolio is to invest in high yield securities including “junk bonds”. Under normal circumstances, at least 50% of the Portfolio’s assets will be invested in junk bonds. These securities are fixed income securities that are rated below the fourth highest category assigned by one of the major independent rating agencies or are, in the view of the Specialist Manager, deemed to be of comparable quality. Junk bonds are considered speculative securities and are subject to the risks noted below and more fully discussed later in this Prospectus and in the Trust’s Statement of Additional Information. The Portfolio does not generally purchase “distressed” securities. The Portfolio may also acquire other fixed income securities, as indicated in the table of permissible investments set forth in the Statement of Additional Information. Such securities may include: collateralized loan obligations (CLOs), collateralized bond obligations (CBOs) and collateralized debt obligations (CDOs) (expected to be limited to less than 15% of the Portfolio), agency and non-agency mortgage-backed securities, collateralized mortgage obligations, commercial mortgage-backed securities and asset-backed securities, REITs, foreign fixed income securities, convertible bonds, preferred stocks, treasury inflation bonds, loan participations, swaps and fixed and floating rate loans.

The Portfolio may also invest in U.S. government securities, including but not limited to Treasuries, Agencies and Commercial Paper. Subject to the requirements under the Investment Company Act of 1940 (the “Investment Company Act”), the Portfolio may also hold shares of other investment companies, including investment companies that invest in high yield securities and floating rate debt securities. The Portfolio may hold a portion of its assets in cash or money market instruments in order to maintain liquidity or in the event that the Specialist Manager determines that securities meeting the Portfolio’s investment objective and policies are not otherwise readily available for purchase.

Consistent with its investment policies, the Portfolio may purchase and sell high yield securities. Purchases and sales of securities may be effected without regard to the effect on portfolio turnover. Securities purchased for the Portfolio will have varying maturities, but, under normal circumstances, the Portfolio will have an effective dollar weighted average portfolio maturity of

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between 5 and 10 years. The Portfolio may engage in transactions involving “derivative instruments” both in order to hedge against fluctuations in the market value of the securities in which the Portfolio invests and to achieve market exposure pending investment.

The performance benchmark for this Portfolio is the Credit Suisse First Boston High Yield Index (“CSFB High Yield Index”), an unmanaged index of high yield securities that is widely recognized as an indicator of the performance of such securities. The Specialist Manager actively manages the interest rate risk of the Portfolio relative to this benchmark.

Specialist Managers.  Seix Investment Advisors LLC (“Seix”) and Pacific Investment Management Company LLC (“PIMCO”) currently provides portfolio management services to this Portfolio. Further information about the Specialist Managers and the individual portfolio managers responsible for day-to-day investment decisions for the Portfolio appears in the “Specialist Manager Guide” included later in this Prospectus.

The Seix Investment Selection Process	In making investment decisions with respect to high yield securities, Seix seeks to focus on capturing the upside potential of the high yield securities market while adhering to risk controls in order to minimize downside risk. Security selection is the key component of this process, and Seix undertakes rigorous credit research and analysis in an effort to identify value opportunities. Seix invests primarily in the healthiest segment of the high yield market, which consists of BB and high B-rated bonds and liquid securities. When evaluating a high yield issuer, Seix looks for current or potential positive free cash flow, sound management, good asset protection, a strong competitive position and access to capital. After analyzing these factors, Seix then turns its attention to the issuer’s security, cash flow and capital structures. Seix’s high yield team continuously monitors individual issuers as well as the industries in which they operate. For each issuer in which Seix invests, return expectations and sell targets are established. In addition to using information obtained through its research and analysis efforts, Seix uses a proprietary model designed to provide a quantitative basis for establishing spread targets. Seix maintains a strong sell discipline, and may eliminate positions once sell targets are reached, when fundamental conditions change significantly, or when a bond’s price falls below a certain level relative to its peer group.

In making investment decisions with respect to securitized assets, Seix focuses on securities that have the potential to outperform the high yield index in the short to intermediate term. Security selection is the key component of this process, and Seix undertakes rigorous credit, market, and structural research to identify such opportunities. Seix will typically look for securitized assets that appear mispriced based on current market conditions, having both relatively high yield and significant capital appreciation potential. Specifically, Seix focuses on the credit quality of the underlying collateral pool, the transaction’s structure, the asset’s expected cash flows and factors that may alter those cash flows, servicer and trustee risk, liquidity, and market conditions. Seix’s securitized assets team continuously monitors market conditions across all sectors in an effort to identify value opportunities. For each securitized asset in which Seix invests, return expectations and sell targets are established. Seix adheres to a strong sell discipline, and eliminates positions once all sell targets are reached, when fundamental conditions change markedly or the underlying collateral pool begins to show unexpected deterioration, or when the security’s price falls below a certain level relative to similar securities for a certain period of time.

The PIMCO Investment Selection Process	PIMCO employs a multi-sector strategy that invests in global corporate credit, both investment grade and high yield, and in emerging market debt. The allocation among each of these markets will vary based on PIMCO’s assessment of global trends and relative valuations. This active and dynamic approach allows for increased responsiveness in asset allocation to changing economic and market conditions while remaining anchored by PIMCO’s investment process and longer-term orientation. The ability to invest globally helps to improve diversification and may allow investors to benefit from differences in business cycles across regions and credit quality trends across credit sections.

PIMCO’s strategy aims to capture additional yield and return afforded by certain structural bond market inefficiencies. Attractive investments still exist within the markets for global corporate credits, and emerging market debt – as well as within other “non-core” areas of the credit market, including taxable municipal bonds and bank loans. However, from an asset allocation perspective,

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our investment philosophy typically maintain a strong bias for higher-quality, income-producing bonds that reside at the top of a company’s or country’s capital structure.

The Short-Term Municipal Bond Portfolio

Tax-Exempt Securities may be purchased at significant discounts or premiums to par (face value). Any gains at sale or maturity of Tax-Exempt Securities may be subject to either capital gains or ordinary income taxes. The Portfolio invests primarily in securities that are rated in one of the top four rating categories of a nationally recognized statistical rating organization or, if unrated, that are determined by the Specialist Manager to be of comparable quality. In order to maintain liquidity, the Portfolio is authorized to invest up to 20% of its total assets in taxable instruments.

Specialist Manager.  Breckinridge Capital Advisors, Inc. (“Breckinridge”) currently serves as Specialist Manager for The Short-Term Municipal Bond Portfolio. Further information about Breckinridge and the individual portfolio managers responsible for day-to-day investment decisions for the Portfolio appears in the “Specialist Manager Guide” section included later in this Prospectus.

The Breckinridge Investment Selection Process	In selecting securities for investment by the Portfolio, Breckinridge generally uses a bottom-up approach that seeks to invest in undervalued securities having credit quality and structural characteristics consistent with the investment objectives of providing current income and capital preservation. Investment opportunities are first identified based on fundamental analysis of the municipal issuer’s credit quality followed by a quantitative analysis of a security’s structure (call features, coupon, sinking fund, etc.) and an assessment of its risk-adjusted return relative to other tax-exempt offerings and returns available in the taxable fixed-income markets. In the event any security held by the Portfolio is downgraded below the Portfolio’s authorized rating categories, Breckinridge will review the security and determine whether to retain or dispose of that security.

The Intermediate Term Municipal Bond Portfolio

Municipal Securities acquired for the Portfolio will generally be rated in one of the three highest rating categories assigned by one of the major independent rating agencies, or are, in the view of the Specialist Manager, deemed to be of comparable quality. The Portfolio is, however, authorized to invest up to 15% of its assets in Municipal Securities that are rated in the fourth highest category. In order to maintain liquidity or in the event that the Portfolio’s Specialist Manager believes that securities meeting the Portfolio’s investment objective and policies are not otherwise readily available for purchase, the Portfolio is authorized to invest up to 20% of its net assets in taxable instruments. Municipal Securities purchased for the Portfolio will have varying maturities, but under normal circumstances the Portfolio will have an effective dollar weighted average portfolio maturity of between 5 and 10 years. There is no limit on purchases of Municipal Securities, the interest on which is a preference item for purposes of the Federal alternative minimum tax (“AMT”).

Specialist Manager.  Standish Mellon Asset Management Company LLC (“Standish”) currently provides portfolio management services to this Portfolio. Further information about the Specialist Manager and the individual portfolio managers responsible for day-to-day investment decisions for the Portfolio appears in the “Specialist Manager Guide” included later in this Prospectus.

The Standish Investment Selection Process	The Standish investment process focuses on sector analysis and security selection rather than interest rate forecasting. Based on proprietary research, Standish seeks to identify lower volatility investments that offer excess incremental yield. Standish will consider eliminating positions when sell targets are reached, when fundamental conditions change significantly, or when a bond’s price falls below a certain level relative to its peer group.

Investment Risks and Strategies

The following is a summary of the types of investments that the Trust’s Portfolios may make and some of the risks associated with such investments. A more extensive discussion, including a description of the Trust’s policies and procedures with respect to disclosure of each Portfolio’s securities, appears in the Statement of Additional Information.

About Benchmarks and Index Investing.  The benchmarks for The Value Equity and The Institutional Value Equity Portfolios, The Growth Equity and The Institutional Grown Equity and The Small Capitalization Equity and the Institutional Small Capitalization Equity Portfolios are the Russell 1000® Value Index, the Russell 1000® Growth Index and the Russell 2000®Index

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(or substyle indices), respectively. These indexes are among those indexes produced by Russell Investments (“Russell”) and, like many of the indexes in this group, are based on the Russell 3000® Index. The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies (in terms of market capitalization) and represents approximately 98% of the investable U.S. equity market. The Russell indexes are unmanaged and market cap-weighted. During the second quarter of each year, Russell’s U.S. indexes are adjusted to reflect current stock market capitalizations as of May 31 of that year. This annual “reconstitution” re-ranks each company, establishing the year’s new index membership. The newly adjusted index membership takes effect at the market close on the fourth Friday in June, and remains in place until the following year’s reconstitution process. The Russell indexes referenced above include common stocks issued by companies domiciled in the United States or its territories as well as non-U.S. domiciled companies.

The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, and represents approximately 92% of the total market capitalization of the Russell 3000® Index. The Russell 1000® Growth Index is designed to measure the performance of those companies included in the Russell 1000® Index that have relatively higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Value Index is designed to measure the performance of those companies included in the Russell 1000® Index that have relatively lower price-to-book ratios and lower forecasted growth values.

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, and represents approximately 8% of the total market capitalization of the Russell 3000® Index. The Russell 2000® Value Index is designed to measure the performance of those companies included in the Russell 2000® Index that have relatively lower price-to-book ratios and lower forecasted growth values. The Russell 2000® Growth Index is designed to measure the performance of those companies included in the Russell 2000® Index that have relatively higher price-to-book ratios and higher forecasted growth values.

The benchmark for The International Equity and The Institutional International Equity Portfolios is the MSCI EAFE Index and the benchmark for The Emerging Markets Portfolios is the MSCI EM Index. The MSCI EAFE Index (Europe, Australasia, Far East) is an unmanaged free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. As of June 2009 the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The MSCI EM Index is an unmanaged free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of June 2009 the MSCI EM Index consisted of the following 22 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

The indexes noted above are used by the Board of Trustees and by HC Capital as one standard against which to measure the performance of the Specialist Managers to whom assets of the various Equity Portfolios have been allocated. In addition, a portion of the assets of The Value Equity and The Institutional Value Equity, The Growth Equity and The Institutional Growth Equity, The Small Capitalization Equity and The Institutional Small Capitalization Equity, The International Equity, The Institutional International Equity and The Emerging Markets Portfolios (the “Index Accounts”) are allocated to a Specialist Manager who is committed to investing assets allocated to it in a manner that attempts to replicate the performance of the appropriate benchmark index. At times, subsets of these indices may also be used as a basis for selecting securities for the Index Accounts. This passive investment style differs from the active management investment techniques used by the Trust’s other Specialist Managers. Rather than relying upon fundamental research, economic analysis and investment judgment, this approach uses automated statistical analytic procedures that seek to track the performance of a selected stock index.

Securities will be acquired in proportion to their weighting in the relevant index. Under certain circumstances, it may not be possible for an Index Account to acquire all securities included in the relevant index. This might occur, for example, in the event that an included security is issued by one of the Trust’s Specialist Managers or if there is insufficient trading activity in an included security for any reason. To the extent that all securities included in the appropriate index cannot be purchased, the Specialist Manager will purchase a representative sample of other included securities in proportion to their weightings. It is anticipated that these investment methods will result in a close correlation between the performance of the Index Accounts and the performance of the relevant index in both rising and falling markets, and every effort will be made to achieve a correlation of at least 0.95, before deduction of the expenses associated with the management of the respective Index Accounts and the Portfolio of which they are a part. A correlation of 1.00 would represent a perfect correlation between the performance of an Index Account and the relevant index. Investors should be aware, however, that while use of an index investment approach may limit an investor’s losses (before expenses) to those experienced in the overall securities markets as represented by the relevant index, it is also the case that an investor gives up the potential to achieve return in rising markets in excess of the return achieved by the benchmark index.

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About Equity Securities.  The prices of equity and equity-related securities will fluctuate – sometimes dramatically – over time and a Portfolio could lose a substantial part, or even all, of its investment in a particular issue. The term “equity securities” includes common and preferred stock; “equity-related securities” refers to securities that may be convertible into common stock or preferred stock, or securities that carry the right to purchase common or preferred stock. Price fluctuations may reflect changes in the issuing company’s financial condition, overall market conditions or even perceptions in the marketplace about the issuing company or economic trends. Prices of convertible securities may, in addition, also be affected by prevailing interest rates, the credit quality of the issuer and any call provisions.

IPO Holding Risk.  IPO holding is the practice of participating in an initial public offering (IPO) with the intent of holding the security for investment purposes. Because an IPO is an equity security that is new to the public market, the value of IPOs may fluctuate dramatically. Therefore, IPOs have greater risks than other equity investments. Because of the cyclical nature of the IPO market, from time to time there may be limited or no IPOs in which a Portfolio can participate. Even when the Portfolio requests to participate in an IPO, there is no guarantee that a Portfolio will receive an allotment of shares in an IPO sufficient to satisfy a Portfolio’s desired participation. Due to the volatility of IPOs, these investments can have a significant impact on performance, which may be positive or negative.

IPO Trading Risk.  IPO trading is the practice of participating in an initial public offering (IPO) and then immediately selling the security in the after-market. Engaging in this strategy could result in active and frequent trading. Use of this strategy could increase the Portfolio’s portfolio turnover and the possibility of realized capital gain. This is not a tax-efficient strategy. From time to time, it may not be possible to pursue an IPO trading strategy effectively because of a limited supply of “hot” IPOs. In addition, this practice may result in losses if a Portfolio purchases a security in an IPO and there is insufficient demand for the security in the after-market of the IPO. Due to the volatility of IPOs, these investments can have a significant impact on performance, which may be positive or negative.

Small Company Risk.  Equity securities of smaller companies may be subject to more abrupt or erratic price movements than larger, more established companies. These securities are often traded in the over-the-counter markets and, if listed on national or regional exchanges, may not be traded in volumes typical for such exchanges. This may make them more difficult to sell at the time and at a price that is desirable. Smaller companies can provide greater growth potential than larger, more mature firms. Investing in the securities of such companies also involves greater risk, portfolio price volatility and cost. Historically, small capitalization stocks have been more volatile in price than companies with larger capitalizations. Among the reasons for this greater price volatility are the lower degree of market liquidity (the securities of companies with small stock market capitalizations may trade less frequently and in limited volume) and the greater sensitivity of small companies to changing economic conditions. For example, these companies are associated with higher investment risk due to the greater business risks of small size and limited product lines, markets, distribution channels and financial and managerial resources.

About Foreign Securities.  Equity securities of non-U.S. companies are subject to the same risks as other equity or equity-related securities. Foreign fixed income securities are subject to the same risks as other fixed income securities (as described below). Foreign investments also involve additional risks. These risks include the unavailability of financial information or the difficulty of interpreting financial information prepared under foreign accounting standards; less liquidity and more volatility in foreign securities markets; the possibility of expropriation; the imposition of foreign withholding and other taxes; the impact of foreign political, social or diplomatic developments; limitations on the movement of funds or other assets between different countries; difficulties in invoking legal process abroad and enforcing contractual obligations; and the difficulty of assessing economic trends in foreign countries. Transactions in markets overseas are generally more costly than those associated with domestic securities of equal value. Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion of foreign withholding taxes will reduce a Portfolio’s income.

Foreign Currency Risk.  The prices of securities denominated in a foreign currency will also be affected by the value of that currency relative to the U.S. dollar. Exchange rate movements can be large and long-lasting and can affect, either favorably or unfavorably, the value of securities held in the Portfolio. Such rate movements may result from actions taken by the U.S. or foreign governments or central banks, or speculation in the currency markets.

Foreign Government Securities.  Foreign governments, as well as supranational or quasi-governmental entities, such as the World Bank, may issue fixed income securities. Investments in these securities involve both the risks associated with any fixed income investment and the risks associated with an investment in foreign securities. In addition, a governmental entity’s ability or willingness to repay principal and interest due in a timely manner may be affected not only by economic factors but also by political circumstances either internationally or in the relevant region. These risks extend to debt obligations, such as “Brady Bonds,” that

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were created as part of the restructuring of commercial bank loans to entities (including foreign governments) in emerging market countries. Brady Bonds may be collateralized or not and may be issued in various currencies, although most are U.S. dollar denominated.

Emerging Market Securities.  Investing in emerging market securities increases the risks of foreign investing. The risk of political or social upheaval, expropriation and restrictive controls on foreign investors’ ability to repatriate capital is greater in emerging markets. Emerging market securities generally are less liquid and subject to wider price and currency fluctuations than securities issued in more developed countries. In certain countries, there may be few publicly traded securities and the market may be dominated by a few issuers or sectors. Fixed income securities issued by emerging market issuers are more likely to be considered equivalent to risky high yield securities. Investment funds and structured investments are mechanisms through which U.S. or other investors may invest in certain emerging markets that have laws precluding or limiting direct investments in their securities by foreign investors.

About Fixed Income Securities.  Fixed income securities – sometimes referred to as “debt securities” – include bonds, notes (including structured notes), mortgage-backed and asset-backed securities, convertible and preferred securities as well as short-term debt instruments, often referred to as money market instruments. Fixed income securities may be issued by U.S. or foreign corporations, banks, governments, government agencies or subdivisions or other entities. A fixed income security may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in-kind and auction rate features. All of these factors – the type of instrument, the issuer and the payment terms – will affect the volatility and the risk of loss associated with a particular fixed income issue. The “maturity” of a fixed income instrument and the “duration” of a portfolio of fixed income instruments also affect investment risk. The maturity of an individual security refers to the period remaining until holders of the instrument are entitled to the return of its principal amount. Longer-term securities tend to experience larger price changes than shorter-term securities because they are more sensitive to changes in interest rates or in the credit ratings of issuers. Duration refers to a combination of criteria, including yield to maturity, credit quality and other factors that measure the exposure of a portfolio of fixed income instruments to changing interest rates. An investment portfolio with a lower average duration generally will experience less price volatility in response to changes in interest rates as compared with a portfolio with a higher average duration.

Interest Rate Risk.  Although the term fixed income securities includes a broad range of sometimes very different investments, all fixed income securities are subject to the risk that their value will fluctuate as interest rates in the overall economy rise and fall. The value of fixed income securities will tend to decrease when interest rates are rising and, conversely, will tend to increase when interest rates decline. Thus, in periods of declining interest rates, the yield of a Portfolio that invests in fixed income securities will tend to be higher than prevailing market rates, and in periods of rising interest rates, the yield of a Portfolio will tend to be lower.

Call/Prepayment Risk and Extension Risk.  Prepayments of fixed income securities will also affect their value. When interest rates are falling, the issuers of fixed income securities may repay principal earlier than expected. As a result, a Portfolio may have to reinvest these prepayments at the then prevailing lower rates, thus reducing its income. In the case of mortgage-backed or asset-backed issues – securities backed by pools of loans – payments due on the security may also be received earlier than expected. This may happen when market interest rates are falling and the underlying loans are being prepaid. Conversely, payments may be received more slowly when interest rates are rising, as prepayments on the underlying loans slow. This may affect the value of the mortgage- or asset-backed issue if the market comes to view the interest rate to be too low relative to the term of the investment. Either situation can affect the value of the instrument adversely.

Credit Risk.  Credit risk is the risk that an issuer (or in the case of certain securities, the guarantor or counterparty) will be unable to make principal and interest payments when due. The creditworthiness of an issuer may be affected by a number of factors, including the financial condition of the issuer (or guarantor) and, in the case of foreign issuers, the financial condition of the region. Fixed income securities may be rated by one or more nationally recognized statistical rating organizations (“NRSROs”), such as Standard & Poor’s Corporation (“S&P”) and Moody’s Investors Service, Inc. These ratings represent the judgment of the rating organization about the safety of principal and interest payments. They are not guarantees of quality and may be subject to change even after a security has been acquired. Not all fixed income securities are rated, and unrated securities may be acquired by the Income Portfolios if the relevant Specialist Manager determines that their quality is comparable to rated issues.

Risk Factors Relating to High Yield or “Junk” Bonds.  Fixed income securities that are rated below investment grade are commonly referred to as junk bonds or high yield, high risk securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk of default or downgrade, are more volatile than investment grade securities, and are considered speculative by the major credit rating agencies. Such securities may be issued by companies that are restructuring, are

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smaller and less creditworthy or are more highly indebted than other companies. They may be less liquid than higher quality investments and may not be able to pay interest or ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security. Changes in the value of these securities are influenced more by changes in the financial and business position of the issuing company than by changes in interest rates when compared to investment grade securities and involve greater risk of default or price declines than investment grade securities due to actual or perceived changes in an issuer’s creditworthiness. The Portfolios will not generally purchase “distressed” securities.

When-issued Securities.  Fixed income securities may be purchased for future delivery but at a predetermined price. The market value of securities purchased on a “when-issued” basis may change before delivery; this could result in a gain or loss to the purchasing Portfolio.

Mortgage-Backed and Asset-Backed Securities.  Mortgage-backed and asset-backed securities represent securities backed by loans secured by real property, personal property, or a pool of unsecured lines of credit. Mortgage-backed and asset-backed securities are sponsored by entities such as government agencies, banks, financial companies and commercial or industrial companies. They represent interests in pools of mortgages or other cash-flow producing assets such as automobile loans, credit card receivables and other financial assets. In effect, these securities “pass through” the monthly payments that individual borrowers make on their mortgages or other debt-obligations net of any fees paid to the issuers. Examples of these include guaranteed mortgage pass-through certificates, collateralized mortgage obligations (“CMOs”) and real estate mortgage investment conduits (“REMICs”). Because of their derivative structure – the fact that their value is derived from the value of the underlying assets – these securities are particularly sensitive to prepayment and extension risks noted above which can lead to significant fluctuations in the value of mortgage-backed securities. Small changes in interest or prepayment rates may cause large and sudden price movements. These securities can also become illiquid and hard to value in declining markets. Mortgage-backed and asset-backed securities involve prepayment risk because the underlying assets (loans) may be prepaid at any time. The value of these securities may also change because of actual or perceived changes in the creditworthiness of the originator, the servicing agent, the financial institution providing the credit support, the counterparty and/or the sponsoring entity. The risks of mortgage-backed securities also include (1) the credit risk associated with the performance of the underlying mortgage properties and of the borrowers owning such properties; (2) adverse economic conditions and circumstances, which are more likely to have an adverse impact on mortgage-backed securities secured by loans on certain types of commercial properties than on those secured by loans on residential properties; and (3) loss of all or part of the premium, if any, paid. Like other fixed income securities, when interest rates rise, the value of an asset-backed security generally will decline. However, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed income securities. Instability in the markets for fixed income securities, particularly non-agency mortgage-backed securities, may affect the liquidity and valuation of such securities. As a result, under such circumstances, certain segments of the non-agency market may experience significantly diminished liquidity.

Stripped mortgage securities are derivative multi-class mortgage securities. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities have greater volatility than other types of mortgage securities. Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, stripped mortgage securities are generally illiquid. Stripped mortgage securities are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have at least one class receiving only a small portion of the interest and a larger portion of the principal from the mortgage assets, while the other class will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest (“IO” or “interest-only” class), while the other class will receive all of the principal (“PO” or “principal-only” class). The yield to maturity on IOs, POs and other mortgage-backed securities that are purchased at a substantial premium or discount generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities’ yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Portfolio may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by an NRSRO.

In addition, non-mortgage asset-backed securities involve certain risks not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables are

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generally unsecured, and the debtors are entitled to the protection of a number of state and Federal consumer credit laws. Automobile receivables are subject to the risk that the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing the receivables.

Mortgage Dollar Rolls.  Mortgage dollar rolls are arrangements in which a Portfolio would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While a Portfolio would forego principal and interest paid on the mortgage-backed securities during the roll period, the Portfolio would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. A Portfolio also could be compensated through the receipt of fee income equivalent to a lower forward price. At the time a Portfolio would enter into a mortgage dollar roll, it would set aside permissible liquid assets in a segregated account to secure its obligation for the forward commitment to buy mortgage-backed securities. Mortgage dollar roll transactions may be considered a borrowing by the Portfolios.

Floating Rate Loans and Loan Participations.  The Fixed Income Opportunity Portfolio may invest in floating rate loans and loan participations. These instruments – which include first and second lien senior floating rate loans and other floating rate debt securities – generally consist of loans made by banks and other large financial institutions to various companies and are typically senior in the borrowing companies’ capital structure. Coupon rates on these loans are most often floating, not fixed, and are tied to a benchmark lending rate (such as the London Interbank Offered Rate or “LIBOR”). Because the interest rate of floating rate loans adjusts periodically, interest rate risk is lower on floating rate loans than on fixed rate loans. Additionally, to the extent that the Portfolio invests in senior loans to non-U.S. borrowers, the Portfolio may be subject to the risks associated with any foreign investments (summarized above). The Portfolio may also acquire junior debt securities or securities with a lien on collateral lower than a senior claim on collateral. The risks associated with floating rate loans are similar to the risks of below investment grade securities although these risks are reduced when the floating rate loans are senior and secured as opposed to many high yield securities that are junior and unsecured. In addition, the value of the collateral securing the loan may decline, causing a loan to be substantially unsecured; although one lending institution will often be required to monitor the collateral. Difficulty in selling a floating rate loan may result in a loss. Borrowers may pay back principal before the scheduled due date when interest rates decline, which may require the Portfolio to replace a particular loan with a lower-yielding security. Floating rate securities are often subject to restrictions on resale which can result in reduced liquidity. There may be less extensive public information available with respect to loans than for rated, registered or exchange listed securities. The Portfolio may also invest in loan participations, by which the Portfolio has the right to receive payments of principal, interest and fees from an intermediary (typically a bank, financial institution or lending syndicate) that has a direct contractual relationship with a borrower. Absent a direct contractual relationship with the borrower, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and a Portfolio may not benefit directly from any collateral supporting the underlying loan. As a result, the Portfolio may be exposed to the credit risk of both the borrower and the intermediary offering the participation. Additionally, investment in loan participation interests may result in increased exposure to financial services sector risk. The Portfolio may have difficulty disposing of loan participations as the market for such instruments is not highly liquid and may have limited or no right to vote on changes that may be made to the underlying loan agreement. The Portfolio may also purchase loan assignments from an agent bank or other member of a lending syndicate. Such investments may involve risks in addition to those noted above, for example, if a loan is foreclosed, the Portfolio could become part owner of any collateral and would bear the costs and liability associated with such ownership.

Inverse Floating Rate Municipal Obligations.  Inverse floating rate municipal obligations are typically created through a division of a fixed rate municipal obligation into two separate instruments, a short-term obligation and a long-term obligation. The interest rate on the short-term obligation is set at periodic auctions. The interest rate on the long-term obligation is the rate the issuer would have paid on the fixed income obligation: (i) plus the difference between such fixed rate and the rate on the short-term obligation, if the short-term rate is lower than the fixed rate; or (ii) minus such difference if the interest rate on the short-term obligation is higher than the fixed rate. Inverse floating rate municipal obligations offer the potential for higher income than is available from fixed rate obligations of comparable maturity and credit rating. They also carry greater risks. In particular, the prices of inverse floating rate municipal obligations are more volatile, i.e., they increase and decrease in response to changes in interest rates to a greater extent than comparable fixed rate obligations.

Securities Purchased At Discount.  Securities purchased at a discount, such as step-up bonds, could require a Portfolio to accrue and distribute income not yet received. If it invests in these securities, a Portfolio could be required to sell securities in its portfolio that it otherwise might have continued to hold in order to generate sufficient cash to make these distributions. Among the types of these securities in which a Portfolio may invest are zero coupon securities, which are debt securities that pay no cash income but are

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sold at substantial discounts from their value at maturity. Zero coupon securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities.

About Municipal Securities

These securities are fixed income securities issued by local, state and regional governments or other governmental authorities – and they may be issued for a wide range of purposes, including construction of public facilities or short-term funding, and for varying maturities. Interest on Municipal Securities will be exempt from regular Federal income taxes, but may be a tax preference item for purposes of computing alternative minimum tax (“AMT”). The tax treatment that will be accorded to interest payable by issuers of Municipal Securities will depend on the specific terms of the security involved.

Private Activity and Industrial Revenue Bonds.  Municipal Securities may be “general obligations” of their issuers, the repayment of which is secured by the issuer’s pledge of full faith, credit and taxing power. Municipal Securities may be payable from revenues derived from a particular facility that will be operated by a non-government user. The payment of principal and interest on these bonds is generally dependent solely on the ability of the private user or operator to meet its financial obligations and the pledge, if any, of real or personal property securing that obligation.

Credit Enhancements.  Some Municipal Securities feature credit enhancements, such as lines of credit, letters of credit, municipal bond insurance, and standby bond purchase agreements (SBPAs). SBPAs include lines of credit that are issued by a third party, usually a bank, to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying Municipal Security should default. Municipal bond insurance, which is usually purchased by the bond issuer from a private, nongovernmental insurance company, provides an unconditional and irrevocable guarantee that the insured bond’s principal and interest will be paid when due. Insurance does not guarantee the price of the bond or the share price of any fund. The credit rating of an insured bond reflects the credit rating of the insurer, based on its claims-paying ability. The obligation of a municipal bond insurance company to pay a claim extends over the life of each insured bond. Although defaults on insured municipal bonds have been historically low and municipal bond insurers historically have met their claims, there is no assurance this will continue. A higher-than-expected default rate could strain the insurer’s loss reserves and adversely affect its ability to pay claims to bondholders. The number of municipal bond insurers is relatively small, and not all of them have the highest credit rating. An SBPA can include a liquidity facility that is provided to pay the purchase price of any bonds that cannot be remarketed. The obligation of the liquidity provider (usually a bank) is only to advance funds to purchase tendered bonds that cannot be remarketed and does not cover principal or interest under any other circumstances. The liquidity provider’s obligations under the SBPA are usually subject to numerous conditions, including the continued creditworthiness of the underlying borrower or bond issuer.

Credit Supports.  The creditworthiness of particular Municipal Securities will generally depend on the creditworthiness of the entity responsible for payment of interest on such particular Municipal Security. Municipal Securities also include instruments issued by financial institutions that represent interests in Municipal Securities held by that institution – sometimes referred to as participation interests – and securities issued by a municipal issuer that are guaranteed or otherwise supported by a specified financial institution. Because investors will generally look to the creditworthiness of the supporting financial institution, changes in the financial condition of that institution, or ratings assigned by rating organizations of its securities, may affect the value of the instrument.

AMT Risk.  The interest on some municipal securities is a preference item for purposes of the Federal ATM. If the Portfolio’s holdings of such securities are substantial and you are subject to this tax, a substantial portion of any income you receive as a result of your investment in the Portfolio will be subject to this tax.

About Real Estate Investments

Real Estate Investment Trusts (“REITs”).  REITs are pooled investment vehicles that invest the majority of their assets directly in real property and/or in loans to building developers and derive income primarily from the collection of rents and/or interest income. Equity REITs can also realize capital gains by selling property that has appreciated in value. Similar to investment companies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the “Code”). The Real Estate Securities Portfolio and certain other of the Portfolios that may invest in REITs will indirectly bear their respective proportionate share of expenses incurred by REITs in which each invests in addition to the expenses incurred directly by that Portfolio.

REITs can generally be classified as Equity REITs, Mortgage REITs, Hybrid REITs and REOC’s. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents. Equity REITs can also realize capital

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gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs. REOCs are real estate companies that engage in the development, management, or financing of real estate. Typically, they provide services such as property management, property development, facilities management, and real estate financing. REOCs are publicly traded corporations that have not elected to be taxed as REITs. The three primary reasons for such an election are (a) availability of tax-loss carryforwards, (b) operation in non-REIT-qualifying lines of business, and (c) ability to retain earnings.

The Real Estate Securities Portfolio will not invest in real estate directly, but only in securities issued by real estate or real estate related companies. However, because of its policy of concentration in the securities of companies in the real estate industry, The Real Estate Securities Portfolio is also subject to the risks associated with the direct ownership of real estate. These risks include:

•	declines in the value of real estate

•	risks related to general and local economic conditions

•	possible lack of availability of mortgage funds

•	overbuilding

•	extended vacancies of properties

•	increased competition

•	increases in property taxes and operating expenses

•	changes in zoning laws

•	losses due to costs resulting from the clean-up of environmental problems

•	liability to third parties for damages resulting from environmental problems

•	casualty or condemnation losses

•	limitations on rents

•	changes in neighborhood values and the appeal of properties to tenants

•	changes in interest rates

Thus, the value of The Real Estate Securities Portfolio’s shares may change at different rates compared to the value of shares of a mutual fund with investments in a mix of different industries.

In addition to these risks, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit extended. Furthermore, REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers, and self-liquidation. Additionally, REITs could possibly fail to qualify for tax-free pass-through of income under the Code, or to maintain their exemptions from registration under the Investment Company Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

About Temporary Investment Practices.  It is the intention of the Trust that each of the Portfolios be fully invested in accordance with its respective investment objective and policies at all times. Except with respect to the Index Accounts, a Specialist Manager may attempt to maintain liquidity pending investment by investing up to 20% of the assets allocated to it by a particular Portfolio in short-term money market instruments issued, sponsored or guaranteed by the U.S. Government, its agencies or instrumentalities. Such securities are referred to in this Prospectus as U.S. government securities. The Portfolios may also invest in repurchase agreements secured by U.S. government securities or short-term money market instruments of other issuers, including corporate commercial paper, and variable and floating rate debt instruments, that have received, or are comparable in quality to securities that have received, one of the two highest ratings assigned by at least one recognized rating organization and/or money market funds. When the Trust reallocates Portfolio assets among Specialist Managers, adds an additional Specialist Manager to a Portfolio, or replaces a Specialist Manager with another Specialist Manager, the respective Specialist Manager receiving assets to

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invest may invest those Portfolio assets in short-term money market instruments during a startup or transition period while determining appropriate longer term investments. Under extraordinary market or economic conditions, all or any portion of a Portfolio’s assets may be invested in short-term money market instruments for temporary defensive purposes. If such action is taken by a Specialist Manager as a result of an incorrect prediction about the effect of economic, financial or political conditions, the performance of the affected Portfolio will be adversely affected and the Portfolio may be unable to achieve its objective.

About Hedging Strategies.  Except with respect to the Index Accounts, a Specialist Manager may, but is not obligated to, use certain strategies (“Hedging Strategies”) on behalf of a Portfolio in order to reduce certain risks that would otherwise be associated with their respective securities investments. In anticipation of future purchases, each Specialist Manager, including a Specialist Manager responsible for an Index Account, may use Hedging Strategies to gain market exposure pending direct investment in securities. These strategies include the use of options on securities and securities indexes and options on stock index and interest rate futures contracts. The Equity Portfolios (except the Index Accounts) and the Income Portfolios may also use forward foreign currency contracts in connection with the purchase and sale of those securities, denominated in foreign currencies, in which each is permitted to invest. In addition, The International Equity and Emerging Markets Portfolios may, but are not obligated to, use forward foreign currency contracts, foreign currency options and foreign currency futures to hedge against fluctuations in the relative value of the currencies in which securities held by these Portfolios are denominated.

The Fixed Income II Portfolio and The Fixed Income Opportunity Portfolio may also use foreign currency options and foreign currency futures to hedge against fluctuations in the relative value of the currencies in which the foreign securities held by these Portfolios are denominated. In addition, these Portfolios, along with The Short-Term Municipal Bond Portfolio may enter into swap transactions. Swap transactions are contracts in which a Portfolio agrees to exchange the return or interest rate on one instrument for the return or interest rate on another instrument. Payments may be based on currencies, interest rates, securities indexes or commodity indexes. Swaps may be used to manage the maturity and duration of a fixed income portfolio or to gain exposure to a market without directly investing in securities traded in that market.

Use of the instruments noted above (collectively, “Hedging Instruments”) must be consistent with a Portfolio’s investment objective and policies (and, in the case of the Index Accounts, the indexing strategy described earlier in this Prospectus). With the exception of The Institutional Value Equity Portfolio and The Institutional Growth Equity Portfolio, a Portfolio may not commit more than 5% of its net assets to margin deposits on futures contracts and premiums for options on futures contracts. The Portfolios may not use Hedging Instruments for speculative purposes. No Portfolio may invest more than 10% of its total assets in option purchases. Further information relating to the use of Hedging Instruments, and the limitations on their use, appears in the Statement of Additional Information.

No assurances can be made that a Specialist Manager will use any Hedging Strategies, a particular Hedging Strategy or a particular Hedging Instrument. However, there are certain overall considerations to be aware of in connection with the use of Hedging Instruments in any of the Portfolios. The ability to predict the direction of the securities or currency markets and interest rates involves skills different from those used in selecting securities. Although the use of various Hedging Instruments is intended to enable each of the Portfolios to hedge against certain investment risks, there can be no guarantee that this objective will be achieved. For example, in the event that an anticipated change in the price of the securities (or currencies) that are the subject of the Hedging Strategy does not occur, it may be that the Portfolio employing such Hedging Strategy would have been in a better position had it not used such a strategy at all. Moreover, even if the Specialist Manager correctly predicts interest rate or market price movements, a hedge could be unsuccessful if changes in the value of the option or futures position do not correspond to changes in the value of investments that the position was designed to hedge. Suitable hedging transactions may not be available in all circumstances. To the extent these strategies are used, they can disproportionately increase losses and reduce opportunities for gain when security prices, indices, currency rates or interest rates are changing in unexpected ways. A Portfolio may suffer losses disproportionate to the amount of its investments in these securities. Liquid markets do not always exist for certain Hedging Instruments and lack of a liquid market for any reason may prevent a Portfolio from liquidating an unfavorable position and/or make valuation of the instrument difficult to determine. In the case of an option, the option could expire before it can be sold, with the resulting loss of the premium paid by a Portfolio for the option. In the case of a futures contract, a Portfolio would remain obligated to meet margin requirements until the position is closed. In addition, options that are traded over-the-counter differ from exchange traded options in that they are two-party contracts with price and other terms negotiated between the parties. For this reason, the liquidity of these instruments may depend on the willingness of the counterparty to enter into a closing transaction. In the case of currency-related instruments, such as foreign currency options, options on foreign currency futures, and forward foreign currency contracts, it is generally not possible to structure transactions to match the precise value of the securities involved since the future value of the securities will change during the period that the arrangement is outstanding. As a result, such transactions

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may preclude or reduce the opportunity for gain if the value of the hedged currency changes relative to the U.S. dollar. Like over-the-counter options, such instruments are essentially contracts between the parties and the liquidity of these instruments may depend on the willingness of the counterparty to enter into a closing transaction.

About Other Permitted Instruments.

Temporary Investment Strategies.  Each of the Portfolios may borrow money from a bank for temporary emergency purposes and may enter into reverse repurchase agreements. A reverse repurchase agreement, which is considered a borrowing for purposes of the Investment Company Act, involves the sale of a security by the Trust and its agreement to repurchase the instrument at a specified time and price. Accordingly, the Trust will maintain a segregated account consisting of cash, U.S. government securities or high-grade, liquid obligations, maturing not later than the expiration of a reverse repurchase agreement, to cover its obligations under the agreement. To avoid potential leveraging effects of a Portfolio’s borrowings, additional investments will not be made while aggregate borrowings, including reverse repurchase agreements, are in excess of 5% of a Portfolio’s total assets. Borrowings outstanding at any time will be limited to no more than one-third of a Portfolio’s total assets. Each of the Portfolios may lend portfolio securities to brokers, dealers and financial institutions provided that cash, or equivalent collateral, equal to at least 100% of the market value (plus accrued interest) of the securities loaned is maintained by the borrower with the lending Portfolio. During the time securities are on loan, the borrower will pay to the Portfolio any income that may accrue on the securities. The Portfolio may invest the cash collateral and earn additional income or may receive an agreed upon fee from the borrower who has delivered equivalent collateral. No Portfolio will enter into any securities lending transaction if, at the time the loan is made, the value of all loaned securities, together with any other borrowings, equals more than one-third of the value of that Portfolio’s total assets.

Liquidity Risk.  Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time at the price that would normally prevail in the market. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Portfolio management or performance. This includes the risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

Market Risk.  Market risk is the risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industrial sector of the economy or the market as a whole. Finally, key information about a security or market may be inaccurate or unavailable. This is particularly relevant to investments in foreign securities.

Investments in Other Investment Companies.

The Specialist Managers may also acquire, on behalf of a Portfolio, other securities issued by other investment companies to the extent permitted under the Investment Company Act, provided that such investments are otherwise consistent with the overall investment objective and policies of that Portfolio. The Portfolios may invest in these instruments to achieve market exposure pending direct investment in securities in accordance with the investment policies of the relevant Portfolio, to hedge against the relative value of the securities in which an acquiring Portfolio primarily invests, or to facilitate the management of cash flows in or out of that Portfolio. Other investment company securities that may be acquired by a Portfolio include those of investment companies which invest in short-term money market instruments.

Exchange-traded funds (“ETFs”) are securities that are issued by investment companies and traded on securities exchanges. ETFs are subject to market and liquidity risk. The Portfolios may invest in ETFs. Such ETFs are unaffiliated with the Portfolio.

Many ETFs seek to replicate the performance of a stock market index or a group of stock markets (“Index-based ETFs”) in a particular geographic area. Thus, investment in Index-based ETFs offers, among other things, an efficient means to achieve diversification to a particular industry that would otherwise only be possible through a series of transactions and numerous holdings. Although similar diversification benefits may be achieved through an investment in another investment company, ETFs generally offer greater liquidity and lower expenses. Because an ETF charges its own fees and expenses, fund shareholders will indirectly bear these costs. The Portfolios will also incur brokerage commissions and related charges when purchasing shares in an ETF in secondary market transactions. Unlike typical investment company shares, which are valued once daily, shares in an ETF may be purchased or sold on a listed securities exchange throughout the trading day at market prices that are generally close to net asset value.

Because ETFs are investment companies, investment in such funds would, absent exemptive relief, be limited under applicable Federal statutory provisions. Those provisions generally restrict a fund’s investment in the shares of another investment company

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to up to 5% of its total assets and limit aggregate investments in all investment companies to 10% of total assets. Provided certain requirements set forth in the Investment Company Act are met, however, investments in excess of these limitations may be made. In particular, the Portfolio may invest in the iShares® Trust and iShares®, Inc. (“iShares®”) in excess of the statutory limit in reliance on an exemptive order issued to that entity, provided that certain conditions are met. iShares® is a registered trademark of Barclays Global Investors, N.A. (“BGI”). Neither BGI nor the iShares® funds make any representations regarding the advisability of investing in an iShares® fund.

Disclosure of Portfolio Holdings

A complete list of each Portfolio’s holdings is publicly available on a quarterly basis through filings made with the Securities and Exchange Commission (“SEC”) on Forms N-CSR and N-Q. A description of the Portfolios’ policies and procedures with respect to disclosure of the Portfolios’ securities is provided in the Trust’s Statement of Additional Information (“SAI”).

Fund Management

The Board of Trustees is responsible for the overall supervision and management of the business and affairs of the Trust. Day-to-day operations of the Trust are the responsibility of the Trust’s officers and various service organizations retained by the Trust.

Advisory Services

HC Capital Solutions serves as the overall investment adviser to the Trust under the terms of its discretionary investment advisory agreement (“HC Capital Agreement”) with the Trust. HC Capital continuously monitors the performance of various investment management organizations, including the Specialist Managers, and generally oversees the services provided to the Trust by its administrator, custodian and other service providers. Although HC Capital advises the Board of Trustees with regard to investment matters, HC Capital is not responsible for day-to-day investment decisions for the Trust or its Portfolios. HC Capital is, however, responsible for monitoring both the overall performance of each Portfolio, and the individual performance of each Specialist Manager within those Portfolios served by more than one Specialist Manager. Each of the Portfolios is authorized to operate on a “multi-manager” basis. This means that a single Portfolio may be managed by more than one Specialist Manager. The multi-manager structure is generally designed to provide investors access to broadly diversified investment styles. HC Capital may, from time to time, reallocate the assets of a multi-manager Portfolio among the Specialist Managers that provide portfolio management services to that Portfolio when it believes that such action would be appropriate to achieve the overall objectives of the particular Portfolio. Under the HC Capital Agreement, HC Capital does have direct authority to invest and reinvest the Trust’s assets but HC Capital does not currently do so. HC Capital is an integral part of the Specialist Manager selection process and instrumental in the supervision of Specialist Managers.

As part of its oversight responsibilities, HC Capital seeks to manage overall active portfolio risk. In connection with this effort, HC Capital may, from time to time, determine that, as a result of investment decisions in actively managed portions of a Portfolio, the overall Portfolio is underweight with respect to a specific market sector represented in the designated benchmark index. If, in HC Capital’s judgment, it is appropriate to do so from a risk management perspective, HC Capital may direct that a portion of those assets allocated to the “passive” or “index” investment approach be invested in a manner that replicates a subset of the market sector that, in HC Capital’s judgment, is underweighted in the Portfolio as a whole. By way of example, application of the investment process of an active manager may result in a decision to limit investments in financial services. Taking into account the Portfolio’s overall structure, however, HC Capital may determine that a Portfolio is disproportionately underweight in financial services from a risk management perspective. Under such circumstances, HC Capital may (but is not required to) direct that a portion of those assets allocated to the “passive” or “index” investment approach be invested in a manner that tracks the performance of the financial services sector or subset of the designated index. The companies represented in the subset (“Subset Components”) will be determined by the Specialist Manager responsible for the “indexed” portion of the Portfolio and it is expected that investments in each of the Subset Components will be made weighted in accordance with the overall benchmark index.

The Board of Trustees has authorized the Trust’s officers to request an order from the Securities and Exchange Commission (“SEC”) that would permit the Trust to enter into portfolio management agreements with Specialist Managers upon the approval of the Board of Trustees but without submitting such contracts for the approval of the shareholders of the relevant Portfolio. The Trust’s shareholders have also approved this arrangement, however, the exemptive relief required from the SEC has not yet been obtained.

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Officers and/or employees of HC Capital serve as the executive officers of the Trust and/or as members of the Board of Trustees. For its services under the HC Capital Agreement, HC Capital is entitled to receive an annual fee of 0.05% of each Portfolio’s average net assets. The principal offices of HC Capital are located at Five Tower Bridge, 300 Barr Harbor Drive, Suite 500, West Conshohocken, PA 19428-2970. A registered investment adviser under the Investment Advisers Act of 1940, as amended, since 1988, HC Capital had, as of December 31, 2009, approximately $17.9 billion in assets under management. HC Capital is a division of Hirtle, Callaghan & Co. LLC, and wholly owned by Hirtle Callaghan Holdings, Inc., which is controlled by one of its founders, Jonathan J. Hirtle.

Specialist Managers.  Day-to-day investment decisions for each of the Portfolios are the responsibility of one or more Specialist Managers retained by the Trust. In accordance with the terms of separate portfolio management agreements relating to the respective Portfolios, and subject to the general supervision of the Trust’s Board of Trustees, each of the Specialist Managers is responsible for providing a continuous program of investment management to, and placing all orders for, the purchase and sale of securities and other instruments for the Portfolios they serve.

In the case of those Portfolios that are served by more than one Specialist Manager, HC Capital is responsible for determining the appropriate manner in which to allocate assets to each such Specialist Manager. HC Capital may increase or decrease the allocation to a Specialist Manager, if it deems it appropriate to do so, in order to achieve the overall objectives of the Portfolio involved. Allocations may vary between zero percent (0%) and one hundred percent (100%) of a Portfolio’s assets managed by a particular Specialist Manager at any given time. HC Capital may also recommend that the Board of Trustees terminate a particular Specialist Manager when it believes that such termination will benefit a Portfolio. The goal of the multi-manager structure is to achieve a better rate of return with lower volatility than would typically be expected of any one management style. Its success depends upon the ability of the Trust to: (a) identify and retain Specialist Managers who have achieved and will continue to achieve superior investment records relative to selected benchmarks; (b) pair Specialist Managers that have complementary investment styles (e.g., top-down vs. bottom-up investment selection processes); (c) monitor Specialist Managers’ performance and adherence to stated styles; and (d) effectively allocate Portfolio assets among Specialist Managers.

The following is information on how the management fees for each of the following Portfolios were calculated:

The Value Equity Portfolio – The Portfolio is managed by three Specialist Managers, each of whom is compensated in accordance with a different fee schedule. Although asset allocations and fees payable to the Specialist Managers may vary, the figures assume an actual allocation of assets at June 30, 2009 of 41% AllianceBernstein, 36% SSgA FM and 23% ICAP.

The Institutional Value Equity Portfolio – The Portfolio is managed by four Specialist Managers, each of whom is compensated in accordance with a different fee schedule. Although asset allocations and fees payable to the Specialist Managers may vary, the figures assume an actual allocation of assets at June 30, 2009 of 39% AllianceBernstein, 27% ICAP, 19% PIMCO and 15% SSgA FM.

The Growth Equity Portfolio – The Portfolio is managed by three Specialist Managers, each of whom is compensated in accordance with a different fee schedule. Although asset allocations and fees payable to the Specialist Managers may vary, the figures assume an actual allocation of assets at June 30, 2009 of 39% SGA, 37% Jennison and 24% SSgA FM.

The Institutional Growth Equity Portfolio – The Portfolio is managed by four Specialist Managers, each of whom is compensated in accordance with a different fee schedule. Although asset allocations and fees payable to the Specialist Managers may vary, the figures assume an actual allocation of assets at June 30, 2009 of 38% SGA, 37% Jennison, 19% PIMCO and 6% SSgA FM.

The Small Capitalization Equity Portfolio – The allocation of assets is stated to reflect current fees payable to Specialist Managers. The Portfolio is managed by five Specialist Managers, each of whom is compensated in accordance with a different fee schedule. Although asset allocations and fees payable to the Specialist Managers may vary, the figures assume a targeted allocation of assets of 25% IronBridge, 20% Frontier, 20% SSgA FM, 20% Sterling Johnston and 15% Pzena.

The Institutional Small Capitalization Equity Portfolio – The allocation of assets is stated to reflect current fees payable to Specialist Managers. The Portfolio is managed by five Specialist Managers, each of whom is compensated in accordance with a different fee schedule. Although asset allocations and fees payable to the Specialist Managers may vary, the figures assume a targeted allocation of assets of 25% IronBridge, 20% Frontier, 20% SSgA FM, 20% Sterling Johnston and 15% Pzena.

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The International Equity Portfolio – The allocation of assets is stated to reflect expected fees payable to the Specialist Managers. The Portfolio is managed by four Specialist Managers, each of whom is compensated in accordance with a different fee schedule. Although asset allocations and fees payable to the Specialist Managers may vary, the figures assume a targeted allocation of assets based on June 30, 2009 of 43% Capital Guardian, 33% Causeway, 24% Artisan and 0% SSgA FM.

The Institutional International Equity Portfolio – The allocation of assets is stated to reflect expected fees payable to the Specialist Managers. The Portfolio is managed by four Specialist Managers, each of whom is compensated in accordance with a different fee schedule. Although asset allocations and fees payable to the Specialist Managers may vary, the figures assume a targeted allocation of assets of 43% Capital Guardian, 33% Causeway, 24% Artisan and 0% SSgA FM.

The Emerging Markets Portfolio – The expected allocation of assets is stated to reflect current fees payable to the Specialist Managers. The Portfolio is managed by two Specialist Managers, each of whom is compensated in accordance with a different fee schedule. Although asset allocations and fees payable to the Specialist Managers may vary, the figures shown assume an expected allocation of assets of 90% SSgA FM (active strategy), 10% TBCAM (as defined below) and 0% SSgA FM (passive strategy).

The Fixed Income Opportunity Portfolio – The allocation of assets is stated to reflect expected fees payable to the Specialist Managers. The Portfolio is managed by two Specialist Managers, each of whom is compensated in accordance with a different fee schedule. Although asset allocations and fees payable to the Specialist Managers may vary, the figures assume a targeted allocation of assets at June 30, 2009 of 100% Seix and 0% PIMCO.

A detailed description of the Specialist Managers that currently serve the Trust’s various Portfolios is found in the “Specialist Manager Guide” included in this Prospectus.

A discussion regarding the Board of Trustees’ basis for approving the Trust’s agreements with HC Capital and each of the Specialist Managers appears in the Trust’s Annual Report to Shareholders dated June 30, 2009.

Shareholder Information

Purchases and Redemptions

Purchasing Shares of the Portfolios.  You may purchase HC Advisors Shares of any of the Portfolios only if you are a client of a financial intermediary that has established a relationship with HC Capital. Shares of each of the Portfolios are sold at their net asset value per share (“NAV”) next calculated after your purchase order is accepted by the Trust. Please refer to further information under the heading “Acceptance of Purchase Orders; Anti-Money Laundering Policy.”

Calculating NAV.  A Portfolio’s NAV is determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally at 4:00 p.m. Eastern time, on days the NYSE is open. The NAV is calculated by adding the total value of a Portfolio’s investments and other assets attributable to HC Advisors Shares, subtracting its liabilities attributable to HC Advisors Shares and then dividing that figure by the number of outstanding HC Advisors Shares of that Portfolio:

NAV =	total assets – liabilities
number of shares outstanding

The value of each Portfolio’s investments is generally determined by current market quotations. When reliable market quotations are not readily available for any security, the fair value of that security will be determined by a committee established by the Trust’s Board of Trustees (“Board”) in accordance with procedures adopted by the Board. The fair valuation process is designed to value the subject security at the price a Portfolio would reasonably expect to receive upon its current sale. Fair value pricing may be employed, for example, if the value of a security held by a Portfolio has been materially affected by an event that occurs after the close of the market in which the security is traded, in the event of a trading halt in a security for which market quotations are normally available or with respect to securities that are deemed illiquid. When this fair value pricing method is employed, the prices of securities used in the daily computation of a Portfolio’s NAV per share may differ from quoted or published prices for the same securities. Additionally, security valuations determined in accordance with the fair value pricing method may not fluctuate on a daily basis, as would likely occur in the case of securities for which market quotations are readily available. Consequently, changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued based on market quotations. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Trust’s Board of Trustees.

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Service Fees.  The Trust has adopted a plan under Rule 12b-1 (“12b-1 Plan”) that allows HC Advisors Shares of each Portfolio to pay service fees related to services provided to shareholders. Because these fees are paid out of a Portfolio’s assets on an on-going basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The maximum such fee is 0.25% of the average daily net assets of HC Advisors Shares. There is no current intention to assess this fee.

Acceptance of Purchase Orders; Anti-Money Laundering Policy.  Payment for purchases of Trust shares may be made by wire transfer or by check drawn on a U.S. bank. Generally, purchases must be made in U.S. dollars. Third-party checks, cash, credit cards, credit card convenience checks, traveler’s checks, money orders and checks payable in foreign currency are not accepted. The Trust reserves the right to reject any purchase order. Purchase orders may be received by the Trust’s transfer agent on any regular business day.

If accepted by the Trust, shares of the Portfolios may be purchased in exchange for securities which are eligible for acquisition by the Portfolios. Securities accepted by the Trust for exchange and Portfolio shares to be issued in the exchange will be valued as set forth under “Calculating NAV” at the time of the next determination of net asset value after such acceptance. All dividends, interest, subscription, or other rights pertaining to such securities shall become the property of the Portfolio whose shares are being acquired and must be delivered to the Trust by the investor upon receipt from the issuer. The Trust will not accept securities in exchange for shares of a Portfolio unless such securities are, at the time of the exchange, eligible to be included, or otherwise represented, in the Portfolio whose shares are to be issued and current market quotations are readily available for such securities. The Trust will accept such securities for investment and not for resale. A gain or loss for Federal income tax purposes will generally be realized by investors who are subject to federal taxation upon the exchange depending upon the cost of the securities exchanged. Investors interested in such exchanges should contact the Trust. Purchases of shares will be made in full and fractional shares calculated to three decimal places.

Multiple Class Portfolios.  The Trust offers two classes of shares: HC Advisors Shares and HC Strategic Shares. This Prospectus provides information for the HC Advisors Shares. You may purchase HC Advisors Shares if you are a client of a financial intermediary that has established a relationship with HC Capital. HC Advisors Shares have service fees not applicable to the HC Strategic Shares.

Customer Identification Information

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. Accordingly, when you open an account, you will be asked for information that will allow the Trust to verify your identity, in the case of individual investors or, in the case of institutions or other entities, to verify the name, principal place of business, taxpayer identification number and similar information. The Trust may also ask you to provide other documentation or identifying information and/or documentation for personnel authorized to act on your behalf.

Identity Verification Procedures – Because the absence of face-to-face contact with customers limits the Trust’s ability to reasonably validate the authenticity of documents received from an applicant, the Trust will never rely solely upon documentary methods to verify a customer’s identity. However, documentary evidence of a customer’s identity shall be obtained in an effort to complement the non-documentary customer identification verification process whenever necessary.

Customer Information – The following information is required prior to opening an account:

a. Name;

b. Date of birth, for an individual;

c. Address, which shall be:

1) For an individual, a residential or business street address;

2) For an individual who does not have a residential or business street address, an Army Post Office (APO) or Fleet Post Office (FPO) box number, or the residential or business street address of next of kin or of another contact individual; or

3) For a person other than an individual (such as a corporation, partnership, or trust), a principal place of business, local office or other physical location; and

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d. Identification Number, which shall be:

1) For a U.S. person, a taxpayer identification number; or

2) For a non-U.S. person, one or more of the following: a taxpayer identification number, passport number and country of issuance; alien identification card number; or number and country of issuance of any other government issued document evidencing nationality or residence and bearing a photograph or similar safeguard.

Customer Verification.  As discussed above, the Trust also uses non-documentary methods to verify a customer’s identity, although an initial, documentary (good order) review of the Account Application and purchase instrument will also be conducted for consistency, completeness, signs of alteration or other abnormalities or deficiencies. The Trust will complete its procedures to attempt to verify the customer’s identity within five business days of opening an account. The Trust will identify customers primarily by independently verifying the customer’s identity through the comparison of information provided by the customer with information obtained from a consumer reporting agency, public database or other source.

If a customer’s identity cannot be reasonably ensured through the above verification procedures, the Trust will not open the account and the original purchase instrument will normally be returned to the customer. In the event an account was opened for a customer during the verification process, it will be closed and the proceeds will normally be returned to the customer. However, if there is evidence of fraud or other wrong doing, the customer’s account will be frozen and no proceeds or purchase instruments will be returned until the matter is resolved.

Redeeming Your Shares.  You may redeem your shares in any Portfolio on any regular business day. Shares will be redeemed at the NAV next computed after receipt of your redemption order by the Trust. You will receive redemption proceeds within 7 days after receipt of your redemption order by the Trust. Redemption proceeds may be wired to an account that you have predesignated and which is on record with the Trust. Shares purchased by check will not be redeemed until that payment has cleared – normally, within 15 days of receipt of the check by the Trust. Redemption requests for all or any portion of your account with the Trust, must be in writing and must be signed by the shareholder(s) named on the account or an authorized representative. If you wish to redeem shares of any Portfolio valued at $25,000 or more, each signature must be guaranteed.

Other Information about Purchases and Redemptions.  Distributions are made on a per share basis regardless of how long you have owned your shares. Therefore, if you invest shortly before the distribution date, some of your investment will be returned to you in the form of a distribution. Capital gains, if any, are distributed at least annually.

The values of securities that are primarily listed on foreign exchanges may change on days when the NYSE is closed and the NAV of a Portfolio is not calculated. You will not be able to purchase or redeem your shares on days when the NYSE is closed.

The Trust may permit investors to purchase shares of a Portfolio “in kind” by exchanging securities for shares of the selected Portfolio. This is known as an “in kind” purchase. Shares acquired in an in-kind transaction will not be redeemed until the transfer of securities to the Trust has settled – usually within 15 days following the in-kind purchase. The Trust will not accept securities in exchange for shares of a Portfolio unless: (1) such securities are eligible to be included, or otherwise represented, in the Portfolio’s investment portfolio at the time of exchange and current market quotations are readily available for such securities; (2) the investor represents and agrees that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Portfolio under the Securities Act of 1933 or under the laws of the country in which the principal market for such securities exists, or otherwise; and (3) at the discretion of the Portfolio, the value of any such security (except U.S. Government securities) being exchanged, together with other securities of the same issuer owned by the Portfolio, will not exceed 5% of the net assets of the Portfolio immediately after the transaction. The Trust may also redeem shares in kind. This means that all or a portion of the redemption amount would be paid by distributing on a pro rata basis to the redeeming shareholder securities held in a Portfolio’s investment portfolio. Investors will incur brokerage charges on the sale of these portfolio securities. In-kind purchases and sales will be permitted solely at the discretion of the Trust.

The Trust does not impose investment minimums or sales charges of any kind. If your account falls below $5,000, the Trust may ask you to increase your balance. If it is still below $5,000 after 30 days, the Trust may close your account and send you the proceeds at the current NAV. In addition, if you purchase shares of the Trust through a program of services offered by a financial intermediary, you may incur advisory fees or custody expenses in addition to those expenses described in this Prospectus. Investors should contact such intermediary for information concerning what, if any, additional fees may be charged.

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More Information About Fund Investments and Risks (continued)

Frequent purchases and redemptions of shares of a mutual fund (including activities of “market timers”) can result in the dilution in the value of Trust shares held by long-term shareholders, interference with the efficient management of a fund’s investment portfolio, and increased brokerage and administrative costs. The Board of Trustees has considered the extent to which the Portfolios may be vulnerable to such risks. While the Board of Trustees will continue to monitor the situation and may elect to adopt specific procedures designed to discourage frequent purchases and redemptions, the Board of Trustees, has determined that it is not necessary to do so at this time. This conclusion is based on the fact that investments in the Trust may be made only by investment advisory clients of HC Capital or financial intermediaries such as investment advisers, acting in a fiduciary capacity with investment discretion, that have established relationships with HC Capital and the absence of abuses in this area at any time since the commencement of the Trust’s operations.

Shareholder Reports and Inquiries.  Shareholders will receive semi-annual reports containing unaudited financial statements as well as annual reports containing financial statements which have been audited by the Trust’s independent registered public accounting firm. Each shareholder will be notified annually as to the Federal tax status of distributions made by the Portfolios in which such shareholder is invested. Shareholders may contact the Trust by calling the telephone number, or by writing to the Trust at the address shown, on the back cover of this Prospectus.

Dividends and Distributions.  Any income a Portfolio receives is paid out, less expenses, in the form of dividends to its shareholders. Income dividends, if any, on The Value Equity Portfolio, The Institutional Value Equity Portfolio, The Growth Equity Portfolio, The Institutional Growth Equity Portfolio, The Small Capitalization Equity Portfolio, The Institutional Small Capitalization Equity Portfolio and The Real Estate Securities Portfolio are paid on a quarterly basis. Dividends on The International Equity Portfolio and The Institutional International Equity Portfolio are paid semi-annually. Dividends on The Emerging Markets Portfolio are paid on an annual basis. Income dividends on each of the fixed income Portfolios are paid monthly. Capital gains for all Portfolios, if any, are distributed at least annually.

Federal Taxes.  The following is a summary of certain U.S. tax considerations relevant under current law, which may be subject to change in the future. Except where otherwise indicated, the discussion relates to investors who are individual U.S. citizens or residents. You should consult your tax adviser for further information regarding federal, state, local and foreign tax consequences relevant to your specific situation.

Portfolio Distributions.  Each Portfolio contemplates distributing as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of net long-term capital gain over net short-term capital loss). Except as discussed below, you will be subject to Federal income tax on Portfolio distributions regardless whether they are paid in cash or reinvested in additional shares. Portfolio distributions attributable to short-term capital gains and net investment income will generally be taxable to you as ordinary income, which may be taxed at a rate as high as 35%, except as discussed below.

Distributions attributable to the net capital gain of a Portfolio will be taxable to you as long-term capital gain, regardless of how long you have held your shares. The maximum long-term capital gain rate applicable to individuals, estates and trusts is currently 15%.

Distributions of certain “qualifying dividends” will also generally be taxable to non-corporate shareholders at a maximum rate of fifteen percent (15%), as long as certain requirements are met. In general, distributions paid by a Portfolio to individual shareholders will be qualifying dividends only to the extent they are derived from qualifying dividends earned by that Portfolio. To the extent that The Real Estate Securities Portfolio invests a significant portion of its assets in REITs (which is anticipated to be the case), distributions attributable to operating income of those REITs will generally not constitute “qualifying dividends” for purposes of the 15% rate. Accordingly, investors in The Real Estate Securities Portfolio should anticipate that a significant portion of the dividends to them each year will be taxable at the higher rates generally applicable to ordinary income, rather than being eligible for the 15% rate normally applicable to dividends under current law.

Distributions from each Portfolio will generally be taxable to you in the taxable year in which they are paid, with one exception. Distributions declared by a Portfolio in October, November or December and paid in January of the following year are taxed as though they were paid on December 31.

You will be notified annually of the tax status of distributions to you.

You should note that if you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This adverse tax result is known as “buying into a dividend.”

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More Information About Fund Investments and Risks (continued)

Sales or Exchanges.  You will generally recognize taxable gain or loss for Federal income tax purposes on a sale, exchange or redemption of your shares in any Portfolio, including an exchange for shares of another Portfolio, based on the difference between your tax basis in the shares and the amount you receive for them. Generally, you will recognize long-term capital gain or loss if you have held your Portfolio shares for over twelve months at the time you dispose of them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.)

Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale or redemption of shares of a Portfolio may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of the same Portfolio within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of a Portfolio. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

IRAs and Other Tax-Qualified Plans.  One major exception to the foregoing tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable. However, future distributions from IRAs and other Tax-Qualified Plans are usually taxed as ordinary income.

Other Tax Exempt Investors.  Tax-exempt investors will generally be exempt from federal income tax on dividends received and gains realized with respect to shares of a Portfolio. Tax-exempt investors may, however, be subject to the unrelated business income tax to the extent their investments in a Portfolio are debt-financed. Moreover, certain categories of tax-exempt investors, such as private foundations, may be subject to federal excise tax on their investment income, which would include income and gain from an investment in shares of a Portfolio.

Foreign Taxes Incurred by The International Equity, The Institutional International Equity and Emerging Markets Portfolios.  It is expected that The International Equity. The Institutional International Equity and Emerging Markets Portfolios will be subject to foreign withholding taxes with respect to dividends or interest received from sources in foreign countries. Each Portfolio may elect to pass-through to its shareholders their pro rata share of foreign taxes that the Portfolios pay. If this election is made, shareholders will be: (i) required to include in their gross income (in addition to actual dividends received) their pro rata share of any foreign taxes paid by the Portfolio, and (ii) entitled to either deduct (as an itemized deduction in the case of individuals) their share of such foreign taxes in computing their taxable income or to claim a credit for such taxes against their U.S. income tax, subject to certain limitations under the Code.

The Short-Term Municipal Bond Portfolio and The Intermediate Term Municipal Bond Portfolio.  During normal market conditions, it is expected that substantially all of the dividends paid by The Short-Term Municipal Bond Portfolio and The Intermediate Term Municipal Bond Portfolio will be excludable from gross income for Federal income tax purposes. As previously noted, the Portfolios may, however, invest in certain securities with interest that may be a preference item for the purposes of the alternative minimum tax (although The Short-Term Municipal Bond Portfolio does not currently intend to do so). Tax exempt income is a factor in determining whether Social Security benefits are taxable. The Portfolios may also realize taxable capital gains. Accordingly, a portion of the Portfolio’s dividends will not be totally exempt from Federal income taxes. In addition, if you receive an exempt-interest dividend with respect to any share and the share is held by you for six months or less, any loss on the sale or exchange of the share will be disallowed to the extent of such dividend amount.

Backup Withholding.  A Portfolio may be required in certain cases to withhold and remit to the Internal Revenue Service a percentage of taxable dividends or gross proceeds realized upon sale payable to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Portfolio that they are not subject to backup withholding when required to do so or that they are “exempt recipients.” The current withholding rate, as of the date of this prospectus, is 28%.

U.S. Tax Treatment of Foreign Shareholders.  Nonresident aliens, foreign corporations and other foreign investors in a Portfolio will generally be exempt from U.S. federal income tax on Portfolio distributions attributable to net capital gains and, for distributions attributable to the Portfolio’s taxable year ending on June 30, 2010, net short-term capital gains of that Portfolio. The exemption may not apply, however, if the investment in a Portfolio is connected to a grade or business of the foreign investor in the United States or if the foreign investor is present in the United States for 183 days or more in a year and certain other conditions are met.

Portfolio distributions attributable to other categories of Portfolio income, such as dividends from portfolio companies, will generally be subject to a 30% withholding tax when paid to foreign shareholders. The withholding tax may, however, be reduced

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More Information About Fund Investments and Risks (continued)

(and, in some cases, eliminated) under an applicable tax treaty between the United States and a shareholder’s country of residence or incorporation, provided that the shareholder furnishes the Portfolio with a properly completed Form W-8BEN to establish entitlement for these treaty benefits. Also, for each Portfolio’s taxable year ending on June 30, 2010, Portfolio distributions attributable to U.S.-source interest income of the Portfolio will be exempt from U.S. federal income tax for foreign investors, but they may need to file a federal income tax return to obtain a refund of any withholding taxes.

In subsequent taxable years, the exemption of foreign investors from U.S. federal income tax on Portfolio distributions attributable to U.S.-source interest income and short-term capital gains will be unavailable, but distributions attributable to long-term capital gains will continue to be exempt.

Foreign shareholders will generally not be subject to U.S. tax on gains realized on the sale, exchange or redemption of shares in the Portfolio. All foreign investors should consult their own tax advisors regarding the tax consequences in their country of residence of an investment in the Portfolio.

State and Local Taxes.  You may also be subject to state and local taxes on distributions and redemptions, including distributions from The Short-Term Municipal Bond Portfolio and The Intermediate Term Municipal Bond Portfolio. State income taxes may not apply, however, to the portions of each Portfolio’s distributions, if any, that are attributable to interest on U.S. government securities or interest on securities of the particular state or localities within the state. You should consult your tax adviser regarding the tax status of distributions in your state and locality.

Sunset of Tax Provisions.  Some of the tax provisions described above are subject to sunset provisions. Specifically, a sunset provision provides that the 15% long-term capital gain rate and the taxation of dividends at a maximum rate of 15% will sunset after 2010.

More information about taxes is in the Statement of Additional Information.

94

Financial Highlights

The financial highlights tables are intended to help you understand the financial performance of each of the Trust’s Portfolios for the past five years or since the inception of the Portfolio, if less than five years. Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that you would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The financial highlights shown below are that of HC Strategic Shares as the HC Advisors Shares had not commenced operations as of December 31, 2009. This financial information has been audited by PricewaterhouseCoopers LLP, except the information for the six month period ended December 31, 2009, which is unaudited. The Report of PricewaterhouseCoopers LLP, along with the Trust’s financial statements, is included in the Statement of Additional Information, which is available upon request.

	Value Equity Portfolio
	Six Months		Year	Year	Year	Year	Year
	Ended		Ended	Ended	Ended	Ended	Ended
	December 31,		June 30,	June 30,	June 30,	June 30,	June 30,
	2009		2009	2008	2007	2006	2005
	(Unaudited)

Net Asset Value, Beginning of Period	$8.84		$13.22	$18.26	$16.03	$15.01	$13.73

Change in Net Assets Resulting from Operations:
Net investment income	0.10		0.29	0.32	0.35	0.27	0.32
Net realized and unrealized gains/(losses) on investments and futures	1.94		(4.21)	(3.32)	3.14	1.82	1.27

Total from operations	2.04		(3.92)	(3.00)	3.49	2.09	1.59

Distributions to Shareholders from:
Net investment income	(0.10)		(0.30)	(0.33)	(0.35)	(0.27)	(0.31)
Net realized gains from investments and futures	—		(0.16)	(1.71)	(0.91)	(0.80)	—

Total distributions to shareholders	(0.10)		(0.46)	(2.04)	(1.26)	(1.07)	(0.31)

Net Asset Value, End of Period	$10.78		$8.84	$13.22	$18.26	$16.03	$15.01

Total Return	23.08	%(a)	(29.60)%	(17.95)%	22.40%	14.31%	11.66%
Ratios to Average Net Assets/Supplemental Data:
Net assets, end of period (in thousands)	$554,052		$477,437	$1,090,524	$1,160,005	$921,286	$685,337
Ratio of expenses to average net assets, prior to expenses paid indirectly and waivers	0.40	%(b)	0.41%	0.45%	0.44%	0.45%	0.48%
Ratio of expenses to average net assets, net of expenses paid indirectly and waivers	0.36	%(b)	0.35%	0.43%	0.42%	0.43%	0.43%
Ratio of expenses to average net assets, net of waivers	0.38	%(b)	0.40%	0.45%	0.44%	0.45%	0.48%
Ratio of net investment income to average net assets	1.90	%(b)	2.69%	2.08%	2.05%	1.77%	2.18%
Portfolio turnover rate	34.02	%(a)	139.39%	76.84%	69.13%	73.19%	79.98%

(a) Not annualized.
(b) Annualized.

	Institutional Value Equity Portfolio
	Six Months		Period
	Ended		Ended
	December 31,		June 30,
	2009		2009(a)
	(Unaudited)

Net Asset Value, Beginning of Period	$9.02		$12.93

Changes in Net Assets Resulting from Operations:
Net investment income	0.08		0.26
Net realized and unrealized losses on investments, futures, options and foreign currency	2.02		(3.93)

Total from operations	2.10		(3.67)

Distributions to Shareholders from:
Net investment income	(0.10)		(0.24)

Total distributions to shareholders	(0.10)		(0.24)

Net Asset Value, End of Period	$11.02		$9.02

Total Return	23.28	%(b)	(28.85	)%(b)
Ratios to Average Net Assets/Supplemental Data:
Net assets, end of period (in thousands)	$503,329		$377,956
Ratio of expenses to average net assets, prior to expenses paid indirectly and waivers	0.44	%(c)	0.41	%(c)
Ratio of expenses to average net assets, net of expenses paid indirectly and waivers	0.40	%(c)	0.38	%(c)
Ratio of expenses to average net assets, net of waivers	0.42	%(c)	0.41	%(c)
Ratio of net investment income to average net assets	1.45	%(c)	2.96	%(c)
Portfolio turnover rate	66.27	%(b)	129.30	%(b)

(a) For the period July 18, 2008 (commencement of operations) through June 30, 2009.
(b) Not annualized.
(c) Annualized.

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Financial Highlights (continued)

	Growth Equity Portfolio
	Six Months		Year	Year	Year	Year	Year
	Ended		Ended	Ended	Ended	Ended	Ended
	December 31,		June 30,	June 30,	June 30,	June 30,	June 30,
	2009		2009	2008	2007	2006	2005
	(Unaudited)

Net Asset Value, Beginning of Period	$9.42		$12.09	$12.85	$11.26	$10.72	$10.33

Change in Net Assets Resulting from Operations:
Net investment income	0.05		0.10	0.12	0.11	0.09	0.10
Net realized and unrealized gains/(losses) on investments and futures	2.24		(2.67)	(0.75)	1.59	0.53	0.38

Total from operations	2.29		(2.57)	(0.63)	1.70	0.62	0.48

Distributions to Shareholders from:
Net investment income	(0.05)		(0.10)	(0.13)	(0.11)	(0.08)	(0.09)

Total distributions to shareholders	(0.05)		(0.10)	(0.13)	(0.11)	(0.08)	(0.09)

Net Asset Value, End of Period	$11.66		$9.42	$12.09	$12.85	$11.26	$10.72

Total Return	24.31	%(a)	(21.17)%	(4.99)%	15.02%	5.90%	4.70%
Ratios to Average Net Assets/Supplemental Data:
Net assets, end of period (in thousands)	$850,077		$783,162	$1,793,843	$1,652,976	$1,280,492	$953,286
Ratio of expenses to average net assets, prior to expenses paid indirectly and waivers	0.40	%(b)	0.39%	0.32%	0.32%	0.30%	0.35%
Ratio of expenses to average net assets, net of expenses paid indirectly and waivers	0.39	%(b)	0.38%	0.31%	0.32%	0.29%	0.34%
Ratio of expenses to average net assets, net of waivers	0.40	%(b)	0.39%	0.32%	0.32%	0.30%	0.35%
Ratio of net investment income to average net assets	0.83	%(b)	1.00%	0.94%	0.91%	0.78%	0.96%
Portfolio turnover rate	25.57	%(a)	72.93%	42.13%	39.88%	60.01%	56.20%

(a) Not annualized.
(b) Annualized.

	Institutional Growth Equity Portfolio
	Six Months		Period
	Ended		Ended
	December 31,		June 30,
	2009		2009(a)
	(Unaudited)

Net Asset Value, Beginning of Period	$9.50		$12.36

Changes in Net Assets Resulting from Operations:
Net investment income	0.02		0.11
Net realized and unrealized losses on investments, futures, options and foreign currency	2.29		(2.88)

Total from operations	2.31		(2.77)

Distributions to Shareholders from:
Net investment income	(0.05)		(0.09)

Total distributions to shareholders	(0.05)		(0.09)

Net Asset Value, End of Period	$11.76		$9.50

Total Return	24.36	%(b)	(21.82	)%(b)
Ratios to Average Net Assets/Supplemental Data:
Net assets, end of period (in thousands)	$720,361		$541,074
Ratio of expenses to average net assets, prior to expenses paid indirectly and waivers	0.43	%(c)	0.40	%(c)
Ratio of expenses to average net assets, net of expenses paid indirectly and waivers	0.42	%(c)	0.39	%(c)
Ratio of expenses to average net assets, net of waivers	0.43	%(c)	0.39	%(c)
Ratio of net investment income to average net assets	0.41	%(c)	1.36	%(c)
Portfolio turnover rate	55.75	%(b)	66.73	%(b)

(a) For the period August 8, 2008 (commencement of operations) through June 30, 2009.
(b) Not annualized.
(c) Annualized.

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Financial Highlights (continued)

	Small Capitalization Equity Portfolio
	Six Months		Year	Year	Year	Year	Year
	Ended		Ended	Ended	Ended	Ended	Ended
	December 31,		June 30,	June 30,	June 30,	June 30,	June 30,
	2009		2009	2008	2007	2006	2005
	(Unaudited)

Net Asset Value, Beginning of Period	$8.94		$12.62	$15.83	$15.70	$15.06	$14.17

Change in Net Assets Resulting from Operations:
Net investment income	0.04		0.04	0.09	0.09	0.04	0.03
Net realized and unrealized gains/(losses) on investments	1.85		(3.67)	(1.70)	2.28	2.79	1.28

Total from operations	1.89		(3.63)	(1.61)	2.37	2.83	1.31

Distributions to Shareholders from:
Net investment income	(0.04)		(0.04)	(0.11)	(0.08)	(0.03)	(0.03)
Net realized gains from investments	—		—	(1.49)	(2.16)	(2.16)	(0.39)
Tax return of capital	—		(0.01)	—	—	—	—

Total distributions to shareholders	(0.04)		(0.05)	(1.60)	(2.24)	(2.19)	(0.42)

Net Asset Value, End of Period	$10.79		$8.94	$12.62	$15.83	$15.70	$15.06

Total Return	21.10	%(a)	(28.72)%	(10.87)%	16.68%	19.99%	9.29%
Ratios to Average Net Assets/Supplemental Data:
Net assets, end of period (in thousands)	$185,776		$303,317	$663,733	$694,029	$612,037	$512,992
Ratio of expenses to average net assets, prior to expenses paid indirectly and waivers	0.71	%(b)	0.75%	0.62%	0.64%	0.66%	0.43%
Ratio of expenses to average net assets, net of expenses paid indirectly and waivers	0.70	%(b)	0.74%	0.61%	0.62%	0.63%	0.37%
Ratio of expenses to average net assets, net of waivers	0.71	%(b)	0.75%	0.62%	0.64%	0.64%	0.38%
Ratio of net investment income to average net assets	0.50	%(b)	0.45%	0.63%	0.59%	0.26%	0.23%
Portfolio turnover rate	50.10	%(a)	99.01%	111.13%	116.02%	101.53%	119.67%

(a) Not annualized.
(b) Annualized.

	Institutional Small Capitalization Equity Portfolio
	Six Months		Period
	Ended		Ended
	December 31,		June 30,
	2009		2009(a)
	(Unaudited)

Net Asset Value, Beginning of Period	$8.88		$12.93

Changes in Net Assets Resulting from Operations:
Net investment income	0.03		0.05
Net realized and unrealized losses on investments	1.84		(4.05)

Total from operations	1.87		(4.00)

Distributions to Shareholders from:
Net investment income	(0.04)		(0.05	)(b)

Total distributions to shareholders	(0.04)		(0.05)

Net Asset Value, End of Period	$10.71		$8.88

Total Return	21.04	%(c)	(31.85	)%(c)
Ratios to Average Net Assets/Supplemental Data:
Net assets, end of period (in thousands)	$135,229		$200,992
Ratio of expenses to average net assets, prior to expenses paid indirectly and waivers	0.71	%(d)	0.75	%(d)
Ratio of expenses to average net assets, net of expenses paid indirectly and waivers	0.70	%(d)	0.73	%(d)
Ratio of expenses to average net assets, net of waivers	0.71	%(d)	0.74	%(d)
Ratio of net investment income to average net assets	0.52	%(d)	0.65	%(d)
Portfolio turnover rate	70.70	%(c)	71.46	%(c)

(a) For the period August 15, 2008 (commencement of operations) through June 30, 2009.
(b) A portion of the distribution, representing less than $0.005 per share, is considered a tax return of capital
(c) Not annualized.
(d) Annualized.

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Financial Highlights (continued)

	Real Estate Securities Portfolio
	Six Months		Period
	Ended		Ended
	December 31,		June 30,
	2009		2009(a)
	(Unaudited)

Net Asset Value, Beginning of Period	$10.08		$10.00

Changes in Net Assets Resulting from Operations:
Net investment income	0.16		0.02
Net realized and unrealized gains on investments	3.20		0.07

Total from operations	3.36		0.09

Distributions to Shareholders from:
Net investment income	(0.17)		(0.01)
Net realized gains from investments	(0.01)

Total distributions to shareholders	(0.18)		(0.01)

Net Asset Value, End of Period	$13.26		$10.08

Total Return	33.29	%(b)	0.91	%(b)
Ratios to Average Net Assets/Supplemental Data:
Net assets, end of period (in thousands)	$173,805		$37,123
Ratio of expenses to average net assets			1.05	%(c)
Ratio of expenses to average net assets, prior to expenses paid indirectly	0.85	%(c)
Ratio of expenses to average net assets, net of expenses paid indirectly	0.85	%(c)
Ratio of net investment income to average net assets	3.98	%(c)	1.57	%(c)
Portfolio turnover rate	15.50	%(b)	4.41	%(b)

(a) For the period May 21, 2009 (commencement of operations) through June 30, 2009.
(b) Not annualized.
(c) Annualized.

	International Equity Portfolio
	Six Months		Year	Year	Year	Year	Year
	Ended		Ended	Ended	Ended	Ended	Ended
	December 31,		June 30,	June 30,	June 30,	June 30,	June 30,
	2009		2009	2008	2007	2006	2005
	(Unaudited)

Net Asset Value, Beginning of Period	$7.92		$12.41	$15.35	$13.02	$10.41	$9.57

Change in Net Assets Resulting from Operations:
Net investment income	0.03		0.17	0.26	0.30	0.17	0.18
Net realized and unrealized gains/(losses) on investments and foreign currency	1.84		(4.17)	(1.36)	2.97	2.72	0.79

Total from operations	1.87		(4.00)	(1.10)	3.27	2.89	0.97

Distributions to Shareholders from:
Net investment income	(0.02)		(0.13)	(0.28)	(0.34)	(0.28)	(0.13)
Net realized gains from investments and foreign currency	—		(0.35)	(1.56)	(0.60)	—	—
Tax return of capital	—		(0.01)	—	—	—	—

Total distributions to shareholders	(0.02)		(0.49)	(1.84)	(0.94)	(0.28)	(0.13)

Net Asset Value, End of Period	$9.77		$7.92	$12.41	$15.35	$13.02	$10.41

Total Return	23.64	%(a)	(31.95)%	(8.11)%	25.81%	27.93%	10.16%
Ratios to Average Net Assets/Supplemental Data:
Net assets, end of period (in thousands)	$981,666		$1,678,621	$1,811,359	$1,934,888	$1,511,194	$1,049,375
Ratio of expenses to average net assets, prior to expenses paid indirectly and waivers	0.61	%(b)	0.62%	0.81%	0.34%	0.72%	0.35%
Ratio of expenses to average net assets, net of expenses paid indirectly and waivers	0.61	%(b)	0.61%	0.81%	0.33%	0.70%	0.33%
Ratio of expenses to average net assets, net of waivers	0.61	%(b)	0.62%	0.81%	0.34%	0.71%	0.35%
Ratio of net investment income to average net assets	0.76	%(b)	2.41%	1.80%	2.19%	1.43%	1.89%
Portfolio turnover rate	42.71	%(a)	70.27%	57.27%	53.77%	37.24%	35.48%

(a) Not annualized.
(b) Annualized.

98

Financial Highlights (continued)

	Institutional International Equity Portfolio
	Period
	Ended
	December 31,
	2009(a)
	(Unaudited)

Net Asset Value, Beginning of Period	$9.64

Change in Net Assets Resulting from Operations:
Net investment income	0.01
Net realized and unrealized gains/(losses) on investments and foreign currency	0.11

Total from operations	0.12

Distributions to Shareholders from:
Net investment income	—	(b)

Total distributions to shareholders	—

Net Asset Value, End of Period	$9.76

Total Return	1.25	%(c)
Ratios to Average Net Assets/Supplemental Data:
Net assets, end of period (in thousands)	$1,479,510
Ratio of expenses to average net assets	0.61	%(d)
Ratio of net investment income to average net assets	0.54	%(d)
Portfolio turnover rate	3.63	%(c)

(a) For the period November 20, 2009 (commencement of operations) through December 31, 2009.
(b) Amount rounds to less than $0.005 per share.
(c) Not annualized.
(d) Annualized.

	Emerging Markets Portfolio
	Period
	Ended
	December 31,
	2009(a)
	(Unaudited)

Net Asset Value, Beginning of Period	$18.84

Change in Net Assets Resulting from Operations:
Net investment income	0.01
Net realized and unrealized gains/(losses) on investments, futures and foreign currency	0.33

Total from operations	0.34

Distributions to Shareholders from:
Net investment income	—	(b)

Total distributions to shareholders	—

Net Asset Value, End of Period	$19.18

Total Return	1.83	%(c)
Ratios to Average Net Assets/Supplemental Data:
Net assets, end of period (in thousands)	$281,081
Ratio of expenses to average net assets	1.12	%(d)
Ratio of net investment income to average net assets	0.46	%(d)
Portfolio turnover rate	0.44	%(c)

(a) For the period December 10, 2009 (commencement of operations) through December 31, 2009.
(b) Amount rounds to less than $0.005 per share.
(c) Not annualized.
(d) Annualized.

99

Financial Highlights (continued)

	Fixed Income Portfolio
	Six Months		Year	Year	Year	Year	Year
	Ended		Ended	Ended	Ended	Ended	Ended
	December 31,		June 30,	June 30,	June 30,	June 30,	June 30,
	2009		2009	2008	2007	2006	2005
	(Unaudited)

Net Asset Value, Beginning of Period	$8.28		$9.48	$9.75	$9.66	$10.23	$10.01

Changes in Net Assets Resulting from Operations:
Net investment income	0.21		0.46	0.52	0.50	0.46	0.44
Net realized and unrealized gains/(losses) on investments	0.41		(1.20)	(0.27)	0.09	(0.54)	0.25

Total from operations	0.62		(0.74)	0.25	0.59	(0.08)	0.69

Distributions to Shareholders from:
Net investment income	(0.20)		(0.46)	(0.52)	(0.50)	(0.49)	(0.45)
Net realized gains from investments	—		—	—	—	—	(0.02)

Total distributions to shareholders	(0.20)		(0.46)	(0.52)	(0.50)	(0.49)	(0.47)

Net Asset Value, End of Period	$8.70		$8.28	$9.48	$9.75	$9.66	$10.23

Total Return	7.46	%(a)	(7.72)%	2.51%	6.23%	(0.77)%	7.07%
Ratios to Average Net Assets/Supplemental Data:
Net assets, end of period (in thousands)	$427,962		$349,846	$302,392	$257,670	$231,215	$251,190
Ratio of expenses to average net assets, prior to waivers and reimbursements	0.35	%(b)	0.37%	0.33%	0.35%	0.36%	0.37%
Ratio of expenses to average net assets, net of waivers and reimbursements	0.33	%(b)	0.35%	0.32%	0.33%	0.35%	0.36%
Ratio of net investment income to average net assets	4.80	%(b)	5.51%	5.30%	5.11%	4.68%	4.32%
Portfolio turnover rate	191.01	%(a)	334.70%	221.76%	169.45%	175.82%	200.54%

(a) Not annualized.
(b) Annualized.

	Fixed Income II Portfolio
	Six Months		Year	Year	Year	Year	Year
	Ended		Ended	Ended	Ended	Ended	Ended
	December 31,		June 30,	June 30,	June 30,	June 30,	June 30,
	2009		2009	2008	2007	2006	2005
	(Unaudited)

Net Asset Value, Beginning of Period	$9.57		$9.78	$9.69	$9.67	$10.21	$9.90

Changes in Net Assets Resulting from Operations:
Net investment income	0.16		0.46	0.51	0.48	0.42	0.34
Net realized and unrealized gains/(losses) on investments, futures, options and foreign currency	0.28		(0.17)	0.09	0.02	(0.45)	0.27

Total from operations	0.44		0.29	0.60	0.50	(0.03)	0.61

Distributions to Shareholders from:
Net investment income	(0.17)		(0.50)	(0.51)	(0.48)	(0.48)	(0.30)
Net realized gains from investments, futures, options and foreign currency	—		—	—	—	(0.03)	—

Total distributions to shareholders	(0.17)		(0.50)	(0.51)	(0.48)	(0.51)	(0.30)

Net Asset Value, End of Period	$9.84		$9.57	$9.78	$9.69	$9.67	$10.21

Total Return	4.62	%(a)	3.19%	6.20%	5.22%	(0.31)%	6.25%
Ratios to Average Net Assets/Supplemental Data:
Net assets, end of period (in thousands)	$374,993		$299,234	$310,476	$267,050	$255,911	$253,671
Ratio of expenses to average net assets, prior to waivers	0.35	%(b)	0.38%	0.34%	0.35%	0.37%	0.40%
Ratio of expenses to average net assets, net of waivers	0.35	%(b)	0.38%	0.34%	0.35%	0.37%	0.40%
Ratio of net investment income to average net assets	3.28	%(b)	4.88%	5.09%	4.87%	4.25%	3.50%
Portfolio turnover rate	163.18	%(a)	221.65%	201.23%	159.95%	573.92%	890.01%

(a) Not annualized.
(b) Annualized.

100

Financial Highlights (continued)

	Fixed Income Opportunity Portfolio
	Six Months		Year	Year	Year	Year	Year
	Ended		Ended	Ended	Ended	Ended	Ended
	December 31,		June 30,	June 30,	June 30,	June 30,	June 30,
	2009		2009	2008	2007	2006	2005
	(Unaudited)

Net Asset Value, Beginning of Period	$6.19		$6.92	$7.58	$7.29	$7.68	$7.57

Changes in Net Assets Resulting from Operations:
Net investment income	0.28		0.49	0.52	0.57	0.45	0.48
Net realized and unrealized gains/(losses) on investments	0.60		(0.73)	(0.57)	0.20	(0.40)	0.14

Total from operations	0.88		(0.24)	(0.05)	0.77	0.05	0.62

Distributions to Shareholders from:
Net investment income	(0.30)		(0.49)	(0.61)	(0.48)	(0.44)	(0.51)

Total distributions to shareholders	(0.30)		(0.49)	(0.61)	(0.48)	(0.44)	(0.51)

Net Asset Value, End of Period	$6.77		$6.19	$6.92	$7.58	$7.29	$7.68

Total Return	14.37	%(a)	(2.79)%	(0.64)%	10.40%	0.81%	8.37%
Ratios to Average Net Assets/Supplemental Data:
Net assets, end of period (in thousands)	$383,229		$283,894	$157,623	$145,576	$134,854	$133,032
Ratio of expenses to average net assets, prior to waivers	0.58	%(b)	0.60%	0.57%	0.61%	0.66%	0.67%
Ratio of expenses to average net assets, net of waivers	0.58	%(b)	0.60%	0.57%	0.61%	0.66%	0.67%
Ratio of net investment income to average net assets	8.46	%(b)	8.72%	7.23%	7.46%	5.89%	5.81%
Portfolio turnover rate	96.86	%(a)	100.90%	113.40%	139.66%	27.34%	37.25%

(a) Not annualized.
(b) Annualized.

	Short-Term Municipal Bond Portfolio
	Six Months		Year	Year	Year	Period
	Ended		Ended	Ended	Ended	Ended
	December 31,		June 30,	June 30,	June 30,	June 30,
	2009		2009	2008	2007	2006(a)
	(Unaudited)

Net Asset Value, Beginning of Period	$10.23		$10.04	$9.93	$9.93	$10.00

Change in Net Assets Resulting from Operations:
Net investment income	0.14		0.31	0.33	0.34	0.09
Net realized and unrealized gains/(losses) on investments	0.08		0.20	0.12	— (b)	(0.07)

Total from operations	0.22		0.51	0.45	0.34	0.02

Distributions to Shareholders from:
Net investment income	(0.14)		(0.31)	(0.34)	(0.34)	(0.09)
Net realized gains from investments	(0.03)		(0.01)	—	—	—

Total distributions to shareholders	(0.17)		(0.32)	(0.34)	(0.34)	(0.09)

Net Asset Value, End of Period	$10.28		$10.23	$10.04	$9.93	$9.93

Total Return	2.16	%(c)	5.16%	4.53%	3.44%	0.22	%(c)
Ratios to Average Net Assets/Supplemental Data:
Net assets, end of period (in thousands)	$33,352		$29,490	$32,801	$29,710	$32,275
Ratio of expenses to average net assets, prior to waivers	0.28	%(d)	0.31%	0.31%	0.30%	0.60	%(d)
Ratio of expenses to average net assets, net of waivers	0.28	%(d)	0.30%	0.31%	0.30%	0.60	%(d)
Ratio of net investment income to average net assets	2.70	%(d)	3.05%	3.26%	3.35%	2.88	%(d)
Portfolio turnover rate	41.34	%(c)	18.99%	37.07%	33.45%	29.56	%(c)

(a) For the period March 1, 2006 (commencement of operations) through June 30, 2006.
(b) Amount rounds to less than $0.005 per share.
(c) Not annualized.
(d) Annualized.

101

Financial Highlights (continued)

	Intermediate Term Municipal Bond Portfolio
	Six Months		Year	Year	Year	Year	Year
	Ended		Ended	Ended	Ended	Ended	Ended
	December 31,		June 30,	June 30,	June 30,	June 30,	June 30,
	2009		2009	2008	2007	2006	2005
	(Unaudited)

Net Asset Value, Beginning of Period	$9.17		$9.58	$9.77	$9.77	$10.14	$9.99

Change in Net Assets Resulting from Operations:
Net investment income	0.18		0.40	0.41	0.43	0.42	0.42
Net realized and unrealized gains/(losses) on investments	0.27		(0.41)	(0.19)	— (a)	(0.37)	0.15

Total from operations	0.45		(0.01)	0.22	0.43	0.05	0.57

Distributions to Shareholders from:
Net investment income	(0.19)		(0.40)	(0.41)	(0.43)	(0.42)	(0.42)

Total distributions to shareholders	(0.19)		(0.40)	(0.41)	(0.43)	(0.42)	(0.42)

Net Asset Value, End of Period	$9.43		$9.17	$9.58	$9.77	$9.77	$10.14

Total Return	4.94	%(b)	(0.07)%	2.29%	4.38%	0.48%	5.80%
Ratios to Average Net Assets/Supplemental Data:
Net assets, end of period (in thousands)	$570,322		$489,168	$583,889	$575,373	$547,233	$494,944
Ratio of expenses to average net assets, prior to waivers	0.35	%(c)	0.35%	0.33%	0.34%	0.35%	0.38%
Ratio of expenses to average net assets, net of waivers	0.35	%(c)	0.35%	0.33%	0.34%	0.35%	0.38%
Ratio of net investment income to average net assets	3.87	%(c)	4.26%	4.26%	4.32%	4.19%	4.18%
Portfolio turnover rate	15.53	%(b)	23.80%	17.20%	14.63%	17.79%	25.50%

(a) Amount rounds to less than $0.005 per share.
(b) Not annualized.
(c) Annualized.

102

Specialist Manager Guide

This Specialist Manager Guide sets forth certain information about the Specialist Managers and the individual portfolio managers. Additional information about the Portfolio Managers’ compensation, other accounts managed, and ownership of securities in the respective Portfolios is available in the SAI. The Institutional Value Equity, Institutional Growth Equity, Institutional Small Capitalization Equity and Real Estate Securities Portfolios were in operation for a portion of the fiscal year ended June 30, 2009. The Institutional International Equity and Emerging Markets Portfolios were not operational during the fiscal year ended June 30, 2009.

Aberdeen Asset Management Inc. (“AAMI”) located at 1735 Market Street, 32nd Floor, Philadelphia, PA 19103, serves as the Specialist Manager to The Fixed Income Portfolio. AAMI is a direct, wholly-owned subsidiary of Aberdeen Asset Management PLC (“Aberdeen”), and was incorporated in 1994. AAMI provides investment management and administrative services to U.S. and Canadian registered investment companies, a variety of private funds, as well as a diverse range of institutional clients. Aberdeen is a United Kingdom corporation that is the parent company of an asset management group that manages assets for pension funds, financial institutions, investment trusts, unit trusts, U.S. registered investment companies, offshore funds, charities, and private clients. AAMI (or predecessor firms) has been managing U.S. fixed income assets since 1979. For its services to The Fixed Income Portfolio, during the fiscal year ended June 30, 2009 AAMI received a fee of 0.20% of the average daily net assets of that portion of the Portfolio allocated to AAMI. For the year ending December 31, 2009, AAMI voluntarily waived its fee down to 0.185%. A voluntary waiver may be reduced or eliminated at any time.

Messrs. J. Christopher Gagnier, Keith Bachman, Oliver Boulind, Neil Moriarty, Daniel Taylor, Timothy Vile, Michael Degernes and Edward Grant are jointly and primarily responsible for the day-to-day management of this Portfolio’s assets. Mr. Gagnier is Head of U.S. Fixed Income Investment as well as a Senior Portfolio Manager and has been with the firm (including its predecessor companies) since 1997. Mr. Gagnier holds an MBA from University of Chicago and has over 29 years in the investment management industry. Mr. Bachman is a Senior Portfolio Manager and has been with the firm since 2007. Prior to joining Aberdeen, Mr. Bachman was a High Yield Analyst/Portfolio Manager with Deutsche Asset Management from 2002-2006 and from 2006-2007 he was Director of Credit Research at Stone Tower Capital. Mr. Bachman holds an MBA from Columbia University, with over 20 years in the investment management industry. Mr. Boulind is a Senior Portfolio Manager and has been with the firm since 2008. Prior to joining the firm, Mr. Boulind was a Research Team Leader at AllianceBernstein L.P. from 2004-2008 and from 2001-2004 he was a High Yield Analyst with Invesco Ltd. Mr. Boulind holds an MBA from Dartmouth College, is a Chartered Financial Analyst and has over 16 years in the investment management industry. Mr. Moriarty is a Senior Portfolio Manager and has been with the firm (or its predecessor companies) since 2002. Mr. Moriarty holds a BA from University of Massachusetts and has over 22 years in the investment management industry. Mr. Taylor is a Senior Portfolio Manager and has been with the firm (including its predecessor companies) since 1998. Mr. Taylor holds a BS from Villanova University, is a Chartered Financial Analyst and has over 17 years in the investment management industry. Mr. Vile is a Senior Portfolio Manager and has been with the firm (including its predecessor companies) since 1991. Mr. Vile holds a BS from Susquehanna University, is a Chartered Financial Analyst with over 24 years in the investment management industry. Mr. Degernes is a Portfolio Manager and has been with the firm (including its predecessor companies) since 2004. Mr. Degernes holds an MS from University of California, Davis and has over 29 years in the investment management industry. Mr. Grant is a Portfolio Manager and has been with the firm (including its predecessor companies) since 2002. Mr. Grant holds an MBA from Widener University and has over 22 years in the investment management industry. As of June 30, 2009, AAMI managed total assets of $20.3 billion, of which approximately $526.5 million consisted of mutual fund assets.

AllianceBernstein L.P. (“AllianceBernstein”) serves as a Specialist Manager for The Value Equity and The Institutional Value Equity Portfolios. AllianceBernstein is an investment adviser registered with the Securities and Exchange Commission pursuant to the Investment Advisers Act. Its headquarters are located at 1345 Avenue of the Americas, New York, NY, 10105. As of June 30, 2009, AllianceBernstein had total assets under management of approximately $447 billion, of which approximately $36 billion represented assets of institutional mutual/commingled funds.

AllianceBernstein became a Specialist Manager for each Portfolio during the most recent fiscal year. For its services under this Agreement with respect to the portion of each of the Portfolios allocated to AllianceBernstein from time to time (each an “AllianceBernstein Account”), AllianceBernstein shall receive a fee calculated at an annual rate and payable monthly in arrears of 0.38% of the average daily net assets of the first $300 million of the Combined Assets (as defined below). On Combined Assets over $300 million, the fee shall be at the annual rate of 0.37% of the Combined Assets. In the event Combined Assets are less than $300 million one year following the initial funded value of the AllianceBernstein Account, other than as a result of market movement, the fee payable in respect of the Combined Assets shall revert to 0.90% on the first $15 million, 0.50% on the next $35 million and 0.40% on the balance until such time as Combined Assets exceed $300 million. For purposes of calculating fees,

103

Specialist Manager Guide (continued)

the term “Combined Assets” shall mean the sum of: (a) the net assets in the AllianceBernstein Account; and (b) the net assets of The Value Equity Portfolio, with respect to the AllianceBernstein Account for The Institutional Value Equity Portfolio or The Institutional Value Equity Portfolio with respect to the AllianceBernstein Account for The Value Equity Portfolio managed by AllianceBernstein, and (c) other assets managed by AllianceBernstein, for certain other clients of HC Capital managed by AllianceBernstein within the same strategy. Pursuant to a Fee Waiver Agreement dated October 16, 2009, AllianceBernstein has contractually agreed to waive that portion of the fee to which it is entitled that exceeds 0.25% of the average daily net assets of the AllianceBernstein Account (on annualized basis), for the period October 1, 2009 to December 31, 2010.

Messrs. David Yuen and Gerry Paul are responsible for making day-to-day investment decisions for that portion of The Value Equity and Institutional Value Equity Portfolios allocated to AllianceBernstein. Mr. Yuen was appointed Co-Chief Investment Officer (“CIO”) of U.S. Large Cap Equities in 2009 and Director of Research – U.S. Large Cap Value in early 2008. Prior to this appointment, Mr. Yuen was Director of Research – Emerging Markets Value, from August of 2002 to early 2008. Mr. Yuen joined Bernstein in 1998 as a research analyst covering the global retailing industry. Mr. Yuen received a BS degree in Operations Research from Columbia University’s School of Engineering in 1986. Mr. Paul was appointed CIO of the North American Value Equity Investment Policy Group and Co-CIO of U.S. Large Cap Equities in 2009. Prior to this appointment, Mr. Paul was the Global Head of Diversified Value Services, CIO – Advanced Value Fund, CIO – Small and Mid-Capitalization, and Co-CIO – Real Estate Investments. Mr. Paul joined Bernstein in 1987 as a research analyst covering the automotive industry. He earned a BS from the University of Arizona and an MS from the Sloan School of Management of the Massachusetts Institute of Technology.

Artisan Partners Limited Partnership (“Artisan”) serves as a Specialist Manager for The International Equity and The Institutional International Equity Portfolios. Artisan, the principal offices of which are located at 875 E. Wisconsin Avenue, Suite 800, Milwaukee, WI 53202, has provided investment management services for international equity assets since 1995. Artisan also maintains offices at 100 Pine Street, Suite 2950, San Francisco, CA, 1 Maritime Plaza, Suite 1450, San Francisco, CA, 1350 Avenue of the Americas, Suite 3005, New York, NY 10019 and Five Concourse Parkway, Suite 2120, Atlanta, GA. As of June 30, 2009, Artisan managed total assets in excess of $36.15 billion, of which approximately $22.56 billion consisted of mutual fund assets. Artisan is wholly-owned by its parent company Artisan Partners Holdings LP. Artisan Partners Holdings’ sole general partner is Artisan Investment Corporation, which is controlled by Artisan founders, Andrew A. Ziegler and Carlene Murphy Ziegler.

Mr. Mark L. Yockey, a managing director of Artisan, is responsible for making day-to-day investment decisions for that portions of The International Equity and The Institutional International Equity Portfolios allocated to Artisan. Mr. Yockey joined Artisan in 1995 as a limited partner and portfolio manager. Before joining Artisan, Mr. Yockey was portfolio manager of United International Growth Fund and Vice President of Waddell & Reed, Inc., an investment adviser and mutual fund organization located in Missouri. Mr. Yockey holds BA and MBA degrees from Michigan State University and is a Chartered Financial Analyst.

For its services to The International Equity Portfolio, during the fiscal year ended June 30, 2009 Artisan received a fee of 0.47% of the average daily net assets of that portion of the Portfolio allocated to Artisan.

For its services to The Institutional International Equity Portfolio, Artisan receives a fee, payable monthly, at an annual rate of 0.47% of the average daily net assets allocated to Artisan so long as the Combined Assets (as defined below) are greater than $500 million. If the Combined Assets are reduced to $500 million or less due to withdrawals or redemptions, beginning with the first calendar quarter following the date on which such withdrawal or redemption reduced such Combined Assets to $500 million or less, the fee shall be calculated based on average daily net assets of the Portfolio allocated to Artisan at the following annual rates: 0.80% on assets up to $50 million; 0.60% on assets from $50 million to $100 million; and 0.70% on assets in excess of $100 million. For purposes of computing Artisan’s fee, the term “Combined Assets” shall mean the sum of: (a) the net assets of The International Equity Portfolio of the HC Capital Trust managed by Artisan; and (b) the net assets of The Institutional International Equity Portfolio of the HC Capital Trust managed by Artisan.

BlackRock Financial Management, Inc. (“BlackRock”) serves as Specialist Manager for The Fixed Income II Portfolio. BlackRock, which has managed fixed income assets since 1988 and is a registered investment adviser, is headquartered at 40 East 52nd Street, New York, NY, 10022. For its services to The Fixed Income II Portfolio, during the fiscal year ended June 30, 2009 BlackRock received a fee of 0.21% of the average daily net assets of that portion of the Portfolio allocated to BlackRock. As of June 30, 2009, BlackRock, together with its asset management affiliates, managed total assets of approximately $1.373 trillion.

The portfolio management team is led by a team of investment professionals at BlackRock, including the following individuals who are jointly and primarily responsible for making day-to-day investment decisions: Curtis Arledge, Managing Director of BlackRock since 2008 and Matthew Marra, Managing Director of BlackRock since 2006 and co-manager of the Portfolio since

104

Specialist Manager Guide (continued)

2008. Mr. Arledge is co-head of U.S. Fixed Income within BlackRock’s Fixed Income Portfolio Management Group and a member of BlackRock’s Leadership Committee. Prior to rejoining BlackRock, Mr. Arledge was with Wachovia Corporation for 12 years, most recently as Global Head of the Fixed Income Division and a member of the Corporate and Investment Bank’s (CIB) Executive and CIB Risk/Return Committees. Mr. Marra is a member of the U.S. Bonds Portfolio Team within BlackRock’s Fixed Income Portfolio Management Group. He joined the firm in 1995. BlackRock is an indirect, wholly owned subsidiary of BlackRock, Inc. Bank of America holds an approximate 51% interest in BlackRock, Inc, and The PNC Financial Services Group holds a 35% stake. The remaining 14% is held by employees and the public (NYSE:BLK).

The Boston Company Asset Management LLC (“TBCAM”) serves as a Specialist Manager for The Emerging Markets Portfolio. TBCAM is an investment adviser registered with the Securities and Exchange Commission under the Investment Advisers Act and is a wholly-owned subsidiary of The Bank of New York Mellon Corporation. TBCAM is headquartered at the One Boston Place, Boston, MA 02108. Messrs. Kirk Henry, CFA and Warren Skillman are the individuals primarily responsible for the day-to-day management of the portion of the Portfolio’s assets allocated to TBCAM. As of June 30, 2009, TBCAM had total assets under management of approximately $28.7 billion in assets, of which approximately $14 billion consisted of mutual fund assets.

Mr. Henry is a Senior Managing Director and joined TBCAM in May, 1994. He currently serves as the Director of Non-US Value Equities and Lead Portfolio Manager on the Non-US and Emerging Markets Value strategies. He is also a member of TBCAM’s Executive Management Team. He graduated with a BA in Human Biology from Stanford University. He received an MBA in Accounting and Finance from the University of Chicago. Mr. Henry holds the Chartered Financial Analyst designation and is a member of CFA Institute and The Boston Security Analysts Society.

Mr. Skillman is a Managing Director and joined TBCAM in September, 2005 and is a Portfolio Manager on TBCAM’s Non-US Value Equity Investment Team; his primary research responsibility is emerging markets. Mr. Skillman received a BA from Boston College and an MS in Finance from the London School of Business.

TBCAM became a Specialist Manager for the Portfolio after the most recent fiscal year end. For its services to the Portfolio, TBCAM receives a fee at the annual rate of 0.90% of the average daily net assets of the first $50 million of that portion of the assets of the Portfolio that may, from time to time be allocated to TBCAM (the “TBCAM Account”); 0.85% on the next $50 million of the average daily net assets of TBCAM Account; 0.70% on the next $100 million of the average daily net assets of TBCAM Account; and 0.60% on assets over $200 million.

Breckinridge Capital Advisors, Inc. (“Breckinridge”) serves as Specialist Manager for The Short-Term Municipal Bond Portfolio. Breckinridge, which has managed municipal bond portfolios since 1993 and is a registered investment adviser, is headquartered at 200 High Street, Boston, MA 02110. For its services to the Portfolio during the fiscal year ended June 30, 2009 Breckinridge received a fee of 0.125% of the average daily net assets of that portion of the Portfolio allocated to Breckinridge. As of June 30, 2009, Breckinridge managed total assets of approximately $6.1 billion, of which approximately $32.7 million consisted of mutual fund assets.

The portfolio management team is led by a team of investment professionals at Breckinridge, including the following individuals who are jointly and primarily responsible for making day-to-day investment decisions: Peter B. Coffin, President of Breckinridge since 1993, David Madigan, Senior Vice President of Breckinridge since 2003, Martha Field Hodgman, Senior Vice President of Breckinridge since 2001, Susan S. Mooney, Senior Vice President of Breckinridge since 2007 and Matthew Buscone who has been with Breckinridge since 2002.

Prior to founding Breckinridge, Mr. Coffin was a Senior Vice-President and portfolio manager with Massachusetts Financial Services, where he was also a member of the firm’s Fixed Income Policy Committee. From 1996 to 2002, Mr. Madigan was Executive Vice-President at Thomson Financial. He has also served as a portfolio manager at Banker’s Trust and Prudential Insurance (managing single state municipal bond funds), as well as Chief Municipal Strategist for Merrill Lynch. From 1993 to 2001, Ms. Hodgman served as a Vice President in the Fixed Income Management Group of Loomis Sayles & Co. L.P. She has also been a portfolio manager for John Hancock Advisors, Inc. (managing state-specific tax exempt mutual funds) and an analyst for the Credit Policy Committee of Putnam Investments. From 2003-2007 Ms. Mooney was Director of Fixed Income and Principal at Freedom Capital Management, LLC where she managed institutional fixed income assets for pension funds, corporations and endowments. Prior to that position she was Managing Director at Harbor Capital. Mr. Buscone has been a Portfolio Manager since 2008 after having served as a trader at Breckinridge from 2002-2008. From 1992-2002 he was a Trader and Portfolio Manager for both taxable and tax-exempt portfolios at David L. Babson and Mellon Private Asset Management.

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Capital Guardian Trust Company (“CapGuardian”) serves as a Specialist Manager for The International Equity and The Institutional International Equity Portfolios. CapGuardian, the principal offices of which are located at 333 South Hope Street, Los Angeles, CA 90071, is an investment adviser registered with the Securities and Exchange Commission and a California state-chartered trust company organized in 1968. CapGuardian is a wholly owned subsidiary of Capital Group International, Inc., which itself is wholly owned by The Capital Group Companies, Inc. The Capital Group is privately held and is the parent company of several other subsidiaries, all of which provide investment management services. As of June 30, 2009, CapGuardian managed total assets of in excess of $62 billion, including approximately $4.5 billion in assets of registered investment companies.

For its services to The International Equity Portfolio during the fiscal year ended June 30, 2009 CapGuardian received a fee of 0.37% of the average quarterly net assets, determined by the average daily net asset values as of the last business day of each month during the quarter of that portion of the Portfolio allocated to CapGuardian. For its services to The Institutional International Equity Portfolio, CapGuardian receives a fee, based on the average of the month end net asset values of the account during the quarter, of that portion of the Portfolio’s assets managed by it, at an annual rate of: 0.70% for the first $25 million in such assets; 0.55% for the next $25 million in such assets; 0.425% for the next $200 million in such assets; and 0.375% for those assets in excess of $250 million.

Certain fee discounts may apply based on the aggregated annual fees paid to CapGuardian by each Portfolio. When calculating the fees to be paid to CapGuardian by each Portfolio, each Portfolio’s assets allocated to CapGuardian are aggregated with certain other assets managed by CapGuardian to determine the fee rate that will apply.

CapGuardian uses a multiple portfolio manager system in managing each of the Portfolio’s assets. Under this approach, the portion of the Portfolios managed by CapGuardian is divided into a segments managed by individual managers. Managers decide how their respective segments will be invested, within the limits provided by each Portfolio’s objectives and policies and by CapGuardian’s investment committee. In addition, CapGuardian’s investment analysts may make investment decisions with respect to a portion of each Portfolio segment. Certain portfolio managers may also have investment analyst responsibilities with respect to specific research coverage.

Mr. Gerald Du Manoir, senior vice president of CapGuardian joined the Capital organization in 1990. Mr. David I. Fisher, chairman of CapGuardian, has been with the Capital organization since 1969. Mr. Arthur J. Gromadzki, a senior vice president of Capital International Research, Inc., an affiliate of CapGuardian, joined the Capital organization in 1987. Ms. Nancy J. Kyle is vice chair of CapGuardian and joined the Capital organization in 1991. Mr. Lionel M. Sauvage is a senior vice president of CapGuardian and has been with the Capital organization since 1987. Ms. Nilly Sikorsky is chair of Capital International S.A., an affiliate of CapGuardian, and joined the Capital organization in 1962. Mr. Rudolf M. Staehelin is director and senior vice president of Capital International S.A., an affiliate of CapGuardian, and joined the Capital organization in 1981. In addition to the managers mentioned above, a portion of the portfolio is managed by a team of investment analysts.

Causeway Capital Management LLC (“Causeway”) serves as a Specialist Manager for The International Equity and The Institutional International Equity Portfolios. Causeway’s headquarters are located at 11111 Santa Monica Boulevard, Suite 1500, Los Angeles, CA 90025. As of June 30, 2009, Causeway, which is registered as an investment adviser with the SEC, had total assets under management of approximately $9.3 billion, of which $3.6 billion consisted of mutual fund assets.

For its services to The International Equity Portfolio during the fiscal year ended June 30, 2009 Causeway received a fee of 0.45% of the average daily net assets of that portion of the Portfolio allocated to Causeway. For its services to the Institutional International Equity Portfolio, Causeway receives a fee, payable monthly, at an annual rate of 0.45% of the average daily net assets allocated to Causeway.

Day-to-day management of those assets of The International Equity and The Institutional International Equity Portfolio allocated to Causeway is the responsibility of Sarah H. Ketterer, Harry W. Hartford, James A. Doyle, Jonathan P. Eng and Kevin Durkin, each of whom has been an investment professional with Causeway since 2001. Ms. Ketterer and Mr. Hartford were co-founders of Causeway in 2001, and serve as the firm’s chief executive officer and president, respectively. Ms. Ketterer and Mr. Hartford previously served as co-heads of the International and Global Value Equity Team of the Hotchkis and Wiley division of Merrill Lynch Investment Managers, L.P. (“Hotchkis and Wiley”). Messrs. Doyle, Eng, and Durkin, directors of Causeway, were also associated with the Hotchkis and Wiley International and Global Value Equity Team prior to joining Causeway in 2001.

Frontier Capital Management Company, LLC (“Frontier”) serves as a Specialist Manager for The Small Capitalization Equity and The Institutional Small Capitalization Equity Portfolios. For its services to the Small Capitalization Equity Portfolio during the fiscal year ended June 30, 2009 Frontier received a fee of 0.45% of the average daily net assets of that portion of the Portfolio

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allocated to Frontier. For its services to The Institutional Small Capitalization Equity Portfolio, Frontier receives a fee based on the average daily net asset value of that portion of the Portfolio’s assets managed by it, at an annual rate of 0.45%.

Frontier, the principal offices of which are located at 99 Summer Street, Boston, MA 02110, was established in 1980 and is a registered investment adviser. Michael Cavarretta is responsible for making the day-to-day investment decisions for that portion of the Portfolios’ assets assigned to Frontier. Mr. Cavarretta has been President of Frontier since 2006, is a Chartered Financial Analyst and has been an investment professional with Frontier since 1988. He received an MBA from Harvard Business School in 1988. Frontier had, as of June 30, 2009, approximately $5.2 billion in assets under management, of which approximately $995 million represented assets of mutual funds. Affiliated Managers Group, Inc. (“AMG”), a Boston-based asset management holding company, holds a majority interest in Frontier. Shares of AMG are listed on the New York Stock Exchange (Symbol: AMG).

Institutional Capital, LLC (“ICAP”) serves as a Specialist Manager for The Value Equity and The Institutional Value Equity Portfolios. For its services to The Value Equity Portfolio during the fiscal year ended June 30, 2009 ICAP received a fee of 0.35% of the average daily net assets of that portion of the Portfolio allocated to ICAP. For its services to The Institutional Value Equity Portfolio, ICAP receives a fee based on the average daily net asset value of that portion of the Portfolio’s assets managed by it, at an annual rate of 0.35%.

ICAP, the principal offices of which are located at 225 West Wacker, Chicago, IL 60606, is a registered investment adviser and a direct wholly-owned subsidiary of New York Life Investment Management Holdings LLC. ICAP has provided investment management services for equity assets since 1970. ICAP had assets of approximately $13.06 billion under management as of June 30, 2009, of which approximately $6.3 billion represented assets of mutual funds. The investment decisions for the Portfolios are made through a team approach, with all of the ICAP investment professionals contributing to the process. The senior members of the investment team are: Jerrold K. Senser and Thomas R. Wenzel. Mr. Senser serves as chief executive officer and chief investment officer of Institutional Capital LLC. As CEO and CIO, he heads the investment committee and is the lead portfolio manager for all of ICAP’s investment strategies. Mr. Senser has been with the firm since 1986 and is a Chartered Financial Analyst. He earned a BA in economics from the University of Michigan, and an MBA from the University of Chicago. Mr. Wenzel is executive vice president and director of research, is a senior member of the investment committee and is a Chartered Financial Analyst. He serves as a lead portfolio manager for all of ICAP’s investment strategies. As a 17 year veteran of the firm, Mr. Wenzel also leads the firm’s investment research effort with particular emphasis on the financial sector. He earned a BA in economics and an MBA from the University of Wisconsin-Madison.

IronBridge Capital Management LP (“IronBridge”) serves as a Specialist Manager for The Small Capitalization Equity and The Institutional Small Capitalization Equity Portfolios. IronBridge, which was organized in 1999, is located at One Parkview Plaza, Suite 600, Oakbrook Terrace, IL 60181. For its services to The Small Capitalization Equity Portfolio during the fiscal year ended June 30, 2009 IronBridge received a fee of 0.95% of the average daily net assets of that portion of the Portfolio allocated to IronBridge. For its services to The Institutional Small Capitalization Equity Portfolio, IronBridge receives a fee, based on the average daily net asset value of that portion of the assets of the Portfolio managed by it, at an annual rate of 0.95%.

Day-to-day investment decisions for that portion of The Small Capitalization Equity and The Small Capitalization Equity Portfolios allocated to IronBridge by the Board of Trustees are the responsibility of Christopher C. Faber and Jeffrey B. Madden. Mr. Faber is a Portfolio Manager/Analyst who founded IronBridge in 1999. Mr. Madden joined IronBridge in 2000 as an equity analyst. Before joining IronBridge, Mr. Madden worked at Accenture in the Retail Management Consulting Practice. As of June 30, 2009, IronBridge had approximately $5.5 billion in assets under management, of which approximately $604 million represented assets of mutual funds.

Jennison Associates LLC (“Jennison”), a registered investment adviser since 1969, serves as a Specialist Manager for The Growth Equity and the Institutional Growth Equity Portfolio. Jennison’s principal offices are located at 466 Lexington Avenue, New York, NY 10017. For its services to The Growth Equity Portfolio during the fiscal year ended June 30, 2009 Jennison received a fee of 0.26% of the average daily net assets of that portion of the Portfolio allocated to Jennison (“Jennison Account”). For its services to The Institutional Growth Equity Portfolio, Jennison receives a maximum annual fee of 0.30% of the average daily net assets of that portion of The Institutional Growth Equity Portfolio allocated to Jennison Account. Jennison’s fee may be lower, however, to the extent the application of the fee schedule set forth below (“Combined Fee Schedule”) to the aggregate market value of the Jennison Account and certain other assets managed by Jennison, for clients of HC Capital, (“Related Accounts”) (together, the “Combined Assets”) results in a lower fee. Under the Combined Fee Schedule, Jennison would receive from The Institutional Growth Equity Portfolio advisory fees as set forth in the table below. For purposes of the Combined Fee Schedule, a “Related Account” is an

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account that is managed by Jennison in a manner similar in terms of investment objectives and strategy to the Jennison Account for the benefit of institutional investors who are clients of HC Capital.

For Combined Assets of:	The maximum Jennison Fee* from the Portfolio would be:	The Fee Paid to Jennison would be:

$10 million or less	0.30% of the avg. daily net assets of the Jennison Account	0.75% of the avg. daily net assets of those Combined Assets

Over $10 million to $40 million	0.30% of the avg. daily net assets of the Jennison Account	0.50% of the avg. daily net assets of those Combined Assets

Over $40 million to $65 million	0.30% of the avg. daily net assets of the Jennison Account	0.35% of the avg. daily net assets of those Combined Assets

Over $65 million to $400 million	0.25% of the avg. daily net assets of the Jennison Account	0.25% of the avg. daily net assets of those Combined Assets

Over $400 million to $1 billion	0.22% of the avg. daily net assets of the Jennison Account	0.22% of the avg. daily net assets of those Combined Assets

Over $1 billion	0.20% of the avg. daily net assets of the Jennison Account	0.20% of the avg. daily net assets of those Combined Assets

* Under the Combined Fee Schedule, the Portfolio may pay less than the total fee rates shown above.

As of June 30, 2009, Jennison managed in excess of $71 billion in assets, of which approximately $39.8 billion represented assets of mutual funds. Jennison is a direct, wholly owned subsidiary of Prudential Investment Management, Inc., which is a direct, wholly owned subsidiary of Prudential Asset Management Holding Company, LLC, which is a direct, wholly owned subsidiary of Prudential Financial, Inc.

Kathleen A. McCarragher, Managing Director and Head of Growth Equity at Jennison, is responsible for making day-to-day investment decisions for that portion of The Growth Equity and The Institutional Growth Equity Portfolios allocated to Jennison. Ms. McCarragher joined Jennison in 1998. Ms. McCarragher received her B.B.A. degree from the University of Wisconsin and her M.B.A. from Harvard University.

Ms. McCarragher is supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

Pacific Investment Management Company LLC (“PIMCO”) serves as a Specialist Manager for The Institutional Value Equity, The Institutional Growth Equity and The Fixed Income Opportunity Portfolios. PIMCO is an investment adviser registered with the SEC pursuant to the Investment Advisers Act. Its headquarters are located at 840 Newport Center Drive, Suite 100, Newport Beach, CA 92660.

For its services to The Institutional Value Equity and The Institutional Growth and Equity Portfolios, PIMCO receives an annual fee of 0.25% of that portion of each Portfolio’s assets allocated to PIMCO from time to time. Saumil Parikh, Executive Vice President and senior portfolio manager in the Newport Beach office, is primarily responsible for the day-to-day management of each Portfolio’s assets. Mr. Parikh specializes in global, mortgage and short-term bond portfolios. Prior to joining PIMCO in 2000, he was a U.S. market economist and strategist with UBS Warburg. He has 10 years of investment experience and holds undergraduate degrees in economics and biology from Grinnell College.

For its services to the Portfolio, PIMCO will receive an annual fee of 0.50% for the first $100 million of the average daily net assets of the Portfolio allocated to PIMCO from time to time, 0.45% for the next $100 million in such assets and 0.40% for those assets in excess of $200 million. Mr. Curtis Mewbourne, will be primarily responsible for the day-to-day management of that portion of the Portfolio’s assets allocated to PIMCO from time to time. Mr. Mewbourne joined PIMCO in 1999 and is a Managing Director and generalist portfolio manager in the Newport Beach, CA office. He is co-head of the Emerging Markets Portfolio Management Team and head of the Diversified Income and Insurance Portfolio Management Teams. He also serves as a member of the Executive Committee and the PIMCO Foundations Investment Committee. He received a BS from the University of Pennsylvania.

As of June 30, 2009, PIMCO had total assets under management of approximately $842 billion, of which approximately $331 billion represented assets of mutual funds.

Pzena Investment Management, LLC (“Pzena”) serves as a Specialist Manager for The Small Capitalization Equity and The Institutional Small Capitalization Equity Portfolios. Pzena is an investment adviser registered with the Securities and Exchange Commission pursuant to the Investment Advisers Act. Its headquarters are located at 120 West 45th Street, 20th Floor, New York,

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NY 10036. Pzena Investment Management Inc., a publicly traded company, is the sole managing member of Pzena. The address of Pzena Investment Management, Inc.’s headquarters is 120 West 45th Street, 20th Floor, New York, NY 10036. As of June 30, 2009, Pzena had total assets under management of approximately $10.8 billion of which approximately $3.8 billion consisted of mutual fund assets.

Richard Pzena, John Goetz and Benjamin Silver are primarily responsible for the day-to-day management of that portion of the assets of Portfolio allocated to Pzena. Mr. Pzena is the founder and Co-Chief Investment Officer of Pzena, as well as being the Co-Portfolio Manager on each of Pzena’s domestic investment strategies and a member of Pzena’s executive committee. Mr. Pzena formed Pzena in 1995. Mr. Goetz is a Managing Principal, Co-Chief Investment Officer and Portfolio Manager at Pzena, as well as being the Co-Portfolio Manager on each of Pzena’s domestic investment strategies and a member of Pzena’s executive committee. Mr. Goetz joined Pzena in 1996. Mr. Silver is a Principal, Co-Director of Research and Portfolio Management of Small Cap Value at Pzena. Mr. Silver joined Pzena in 2001.

Pzena became a Specialist Manager for each of the Portfolios after the current fiscal year. For its services to The Small Capitalization Equity Portfolio and The Institutional Small Capitalization Equity Portfolio, Pzena receives a fee, based on the average daily net asset value of that portion of the assets of the Portfolio managed by it, at an annual rate of 1.00%.

Seix Investment Advisors LLC. (“Seix”), serves as the Specialist Manager of The Fixed Income Opportunity Portfolio. Seix, a wholly-owned subsidiary of RidgeWorth Capital Management, Inc. (“RidgeWorth”) began operating as a separate SEC registered investment adviser in March 2008. Its predecessor, Seix Investment Advisors, Inc. was founded in 1992 and was independently-owned until 2004 when the firm joined RidgeWorth as its high grade, high yield investment management division. RidgeWorth is a wholly-owned subsidiary of SunTrust Banks, Inc. Seix is headquartered at 10 Mountainview Road, Suite C-200, Upper Saddle River, NJ, 07458. As of June 30, 2009, Seix managed assets of $21.6 billion, of which approximately $5.1 billion represented assets of mutual funds.

For its services to The Fixed Income Opportunity Portfolio during the fiscal year ended June 30, 2009 Seix received a fee of 0.44% of the average daily net assets of that portion of the Portfolio allocated to Seix. Additionally, to the extent assets of other clients of HC Capital are managed by Seix, such assets will be taken into account in calculating the fee payable to Seix.

Day-to-day high yield investment decisions for the Portfolio are the responsibility of Michael McEachern, President of Seix and Head of the High Yield Group. Mr. McEachern has been Senior High Yield Portfolio Manager and Head of the High Yield Group at Seix and its predecessor firms since June 30, 1997. Before joining Seix, Mr. McEachern was a Vice President of Fixed Income at American General Corp. Michael Rieger is responsible for managing the securitized assets exposure of the Fixed Income Opportunity Portfolio. Mr. Rieger is a Managing Director and Senior Portfolio Manager and focuses primarily on securitized assets including asset backed securities, commercial mortgage backed securities and mortgage related securities. Before joining Seix in 2007, Mr. Rieger was a Managing Director at AIG Global Investments since 2005 and a Vice President from 2002 to 2005.

Standish Mellon Asset Management Company LLC (“Standish”) serves as a Specialist Manager for The Intermediate Term Municipal Bond Portfolio. Standish is a registered investment adviser under the Investment Advisers Act and is a wholly-owned subsidiary of The Bank of New York Mellon Corporation. Standish is headquartered at the BNY Mellon Center, 201 Washington Street, Suite 2900, Boston, MA 02108. As of June 30, 2009, Standish managed total assets of approximately $57 billion, of which approximately $8 billion consisted of mutual fund assets.

Christine Todd and Michael Faloon are primarily responsible for the day-to-day management of The Intermediate Term Municipal Bond Portfolio’s assets. Ms. Todd is the Managing Director of Tax Exempt Fixed Income and Insurance Strategies and has been with Standish since 1995. Mr. Faloon is the Quantitative Analyst and Portfolio Manager for Tax Sensitive Strategies and has been with Standish since 1999.

Standish became a Specialist Manager for the Portfolio during the most recent fiscal year. For its services to the Portfolio, Standish receives a fee, based on the average daily net asset value of the Portfolio’s assets at an annual rate of 0.20%.

Sterling Johnston Capital Management, L.P. (“Sterling Johnston”), a registered investment adviser since 1985, serves as a Specialist Manager for The Small Capitalization Equity and The Institutional Small Capitalization Equity Portfolios. Sterling Johnston’s principal offices are located at 50 California Street, San Francisco, CA 94111. As of June 30, 2009, Sterling Johnston managed assets of $578 million, of which approximately $87 million represented assets of mutual funds. For its services to The Small Capitalization Equity Portfolio during the fiscal year ended June 30, 2009 Sterling Johnston received a fee of 0.75% of the average daily net assets of that portion of the Portfolio allocated to Sterling Johnston. For its services to The Institutional Small

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Capitalization Equity Portfolio, Sterling Johnston receives a fee, based on the average daily net asset value of that portion of the assets of the Portfolio managed by it, at an annual rate of 0.75%.

Day-to-day investment decisions for the Sterling Johnston Account are the responsibility of Scott Sterling Johnston, who also serves as the firm’s Chairman. Mr. Johnston has served in this capacity for Sterling Johnston and its predecessor firms since 1985. Sterling Johnston is an independent investment advisory firm; 100% of the firm’s equity is held by its principals, including Mr. Johnston, who holds a controlling interest in the firm.

SSgA Funds Management, Inc. (“SSgA FM”) currently serves as a Specialist Manager for The Value Equity Portfolio, The Institutional Value Equity Portfolio, The Growth Equity Portfolio, The Institutional Growth Equity Portfolio, The Small Capitalization Equity Portfolio, The Institutional Small Capitalization Equity Portfolio and The Emerging Markets Portfolio. SSgA FM is registered with the Securities and Exchange Commission as an investment advisor under the Investment Advisers Act of 1940 and is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. SSgA FM is located at State Street Financial Center, One Lincoln Street, Boston, MA 02111. As of June 30, 2009, SSgA FM had over $141.3 billion in assets under management. SSgA FM and other advisory affiliates of State Street make up State Street Global Advisors (“SSgA”), the investment management arm of State Street Corporation. With over $1.56 trillion under management as of June 30, 2009, SSgA provides complete global investment management services from offices in North America, South America, Europe, Asia, Australia and the Middle East.

For its services to The Value Equity and The Growth Equity Portfolios during the fiscal year ended June 30, 2009 SSgA FM received a fee of 0.04% of the average daily net assets of that portion of the respective Portfolios allocated to SSgA FM. For its services to The Institutional Value Equity and Institutional Growth Equity Portfolios, SSgA FM receives an annual fee of 0.04% of that portion of each Portfolio’s assets allocated to it. SSgA FM became a Specialist Manager for each of The Small Capitalization Equity and The Institutional Small Capitalization Equity Portfolios after the most recent fiscal year end. For its services to The Small Capitalization Equity and The Institutional Small Capitalization Equity Portfolios, SSgA FM receives an annual fee of 0.04% (subject to a minimum annual fee of $50,000), of that portion of each Portfolio’s assets allocated to it. SSgA FM manages the assets allocated to it in accordance with an index (passive) strategy and uses a team approach in implementing this program.

The members of this team involved in the day to day management of the portion of The Value Equity, The Institutional Value Equity, The Growth Equity, The Institutional Growth Equity, Small Capitalization Equity and The Institutional Small Capitalization Equity Portfolios allocated to SSgA FM are: Kristin Carcio, and John Tucker, CFA.

Kristin Carcio. Ms. Carcio joined the firm in 2006 and is a Principal at State Street Global Advisors and SSgA FM. Ms. Carcio is a Portfolio Manager in the firm’s Global Structured Products Team responsible for the management of several strategies. Prior to joining SSgA, Ms. Carcio worked in the fixed income research group at Loomis, Sayles & Company, from 2000 to 2006, where she was responsible for the analysis of ABS and CMBS. She received a Bachelor of Science degree in Business Administration from the University of Richmond and a MBA from Boston College.

John Tucker, CFA. Mr. Tucker joined the firm in 1988 and is a Managing Director of SSgA, Head of U.S. Equity Markets in the Global Structured Products Group and a Principal of SSgA FM. Mr. Tucker is responsible for overseeing the management of all U.S. Equity index strategies and Exchange Traded Funds. He is a member of the Senior Management Group. Mr. Tucker received a BA in Economics from Trinity College and a MS in Finance from Boston College. He has also earned the Chartered Financial Analyst designation and is a member of the Boston Security Analysts Society and the CFA Institute.

For its services to The International Equity and The Institutional International Equity Portfolios, SSgA FM receives a fee at the annual rate of 0.06% of the average daily net assets of that portion of each Portfolio allocated to SSgA FM (the “SSgA FM Account”), subject to a minimum annual fee of $100,000, this minimum will be pro-rated over the number of days during any annual period on which the SSgA FM Account has Portfolio assets to manage. SSgA FM manages the assets allocated to it in accordance with an index (passive) strategy and uses a team approach in implementing this program. The members of this team involved in the day to day management of the portion of The Institutional International Equity Portfolio allocated to SSgA FM are: Kala Croce and Shelli Edgar.

Ms. Croce joined the firm in 1995 and is a Vice President at State Street Global Advisors, Principal of SSgA FM and a Senior Portfolio Manager in the firm’s Global Structured Products Group. She is responsible for managing both domestic and international equity index portfolios, including SSgA’s Daily MSCI EAFE fund, as well as a variety of S&P 500, Russell 3000, ETF and hedge accounts. She received a BS in Accounting from Lehigh University and an MBA in from Bentley College.

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Ms. Edgar joined the firm in 2000 and is a Vice President at State Street Global Advisors, Principal of SSgA FM and a Portfolio Manager for the Global Structured Products Group. She is responsible for commingled and separately managed funds with a variety of benchmarks, including Standard & Poors’, Russell, MSCI and Dow Jones Wilshire. Ms. Edgar received a BS from Idaho State University and a MS from Emerson College.

For the services to The Emerging Markets Portfolio provided by SSgA FM, pursuant to the active investment strategy, SSgA FM receives a fee, based on the daily net asset value of the Portfolio’s assets, at an annual rate of 0.85% for the first $50 million in such assets, 0.75% for the next $50 million in assets and 0.70% for those assets in excess of $100 million of that portion of the Portfolio allocated to SSgA FM (the “SSgA FM Account”). For its services to the Portfolio, with respect to its services for the passive investment strategy, SSgA FM receives a fee at the annual rate of 0.16% of the average daily net assets of that portion of the Portfolio allocated to SSgA FM (the “SSgA FM Passive Account”), subject to a minimum annual fee of $100,000, this minimum will be pro-rated over the number of days during any annual period on which the SSgA FM Passive Account has Portfolio assets to manage. SSgA FM manages the assets allocated to it in accordance with an index (passive) strategy and uses a team approach in implementing this program.

With respect to the provision of investment management services for the SSgA FM Account, the SSgA Emerging Markets Active Management Team provides those services. The portfolio managers Brad Aham, CFA, FRM and Stephen McCarthy, CFA jointly and primarily have the most significant day-to-day responsibility for management of the Portfolio.

Mr. Aham is a Senior Managing Director of SSgA and a Principal of SSgA FM. Mr. Aham joined the firm in 1993 and is the head of the Active Emerging Markets Equity Team. He is a founding member of the Active Emerging Markets strategy and has been a portfolio manager in the Global Quantitative equities group for over 10 years. He earned Bachelors degrees in both Mathematics and Economics from Brandeis University and a MBA from Boston University. He has also earned the Chartered Financial Analyst designation and is a Certified Financial Risk Manager. Mr. Aham is a member of the Boston Securities Analyst Society and the Global Association of Risk Professionals.

Mr. McCarthy is a Vice President of SSgA and a Principal of SSgA FM. He joined the firm in 1998 and is a member of the firm’s Active Emerging Markets team. Mr. McCarthy holds his AB from Harvard College, a master’s degree in Classics and Philosophy from Corpus Christi College, Oxford University, U.K. and an MBA from Columbia University. Mr. McCarthy is a past president of the Boston Security Analysts Society.

With respect to the provision of investment management services for the SSgA FM Passive Account, the Portfolios will be managed by the SSgA FM Global Structured Products Group and the members of this team involved in the day to day management of the portion of the Portfolio are: Thomas Coleman, CFA and Theodore Wong.

Mr. Coleman joined the firm in 1999 and is a Vice President at State Street Global Advisors, Principal of SSgA FM and a Portfolio Manager in the Global Structured Products investment team. He is responsible for managing several international strategies. Mr. Coleman received a BS from Boston College, and an MBA from Babson College. He has also earned the Chartered Financial Analyst designation and is a member of the Boston Security Analysts Society.

Mr. Wong joined the firm in 1999 and is a Vice President at State Street Global Advisors, Principal of SSgA FM and a Portfolio Manager for the Global Structured Products Group. Within this team, Mr. Wong is responsible for the management of several strategies, including developed and emerging markets with domestic strategies benchmarked to Russell and Standard & Poor’s indices. Mr. Wong received a BA from the University of Rochester.

Sustainable Growth Advisers, LP (“SGA”) serves as a Specialist Manager for The Growth Equity Portfolio and The Institutional Growth Equity Portfolio. SGA is an investment adviser registered with the Securities and Exchange Commission pursuant to the Investment Advisers Act. Its headquarters are located at 301 Tresser Blvd., Suite 1310, Stamford, CT 06901. As of June 30, 2009, SGA had total assets under management of approximately $1.6 billion, of which approximately $1.3 billion represented assets of mutual funds. George P. Fraise, Gordon M. Marchand and Robert L. Rohn, who together co-founded SGA in 2003, are primarily responsible for day-to-day management of that portion of the Portfolio’s assets allocated to SGA. Both Mr. Fraise and Mr. Marchand served as executive officers of Yeager, Wood & Marshall, Inc., from 2000 to 2003, serving on that firm’s Investment Policy Committee and as members of its Board of Directors.

Mr. Marchand also served as that firm’s Chief Operating and Financial Officer. Mr. Rohn served from 1992 until 2003, as a portfolio manager and principal with W.P. Stewart Co., Ltd. For its services to The Growth Equity Portfolio during the fiscal year ended June 30, 2009 SGA received a fee of 0.35% of the average daily net assets of that portion of the Portfolio allocated to SGA.

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Specialist Manager Guide (continued)

For its services to The Institutional Growth Equity Portfolio, SGA receives an annual fee of 0.35% of that portion of the Portfolio’s assets allocated to SGA.

Wellington Management Company, LLP (“Wellington Management”) serves as the Specialist Manager for The Real Estate Securities Portfolio. Wellington Management has provided investment management services for real estate equity assets since 1994. Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, MA 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of June 30, 2009, Wellington Management had investment management authority with respect to approximately $448 billion* in assets, of which approximately $238 billion consisted of mutual fund assets.

James P. Hoffmann, Senior Vice President and Global Industry Analyst of Wellington Management, has served as Portfolio Manager of The Real Estate Securities Portfolio since its inception in 2009. Mr. Hoffmann joined Wellington Management as an investment professional in 1997.

For its services to the Portfolio, Wellington Management receives a fee, payable monthly, at an annual rate of 0.75% of the average daily net assets on the first $50 million of the Combined Assets allocated to Wellington Management and 0.65% on assets over $50 million of Combined Assets. Combined Assets shall mean the sum of (a) the net assets of The Real Estate Securities Portfolio allocated to Wellington and (b) the net assets for clients of HC Capital managed by Wellington within the same strategy.

*  The firm-wide asset totals do not include agency mortgage-backed security pass-through accounts managed for the Federal Reserve.

112

HC Capital Trust

For More Information:
For more information about any of the Portfolios of HC Capital Trust, please refer to the following documents, each of which is available without charge from the Trust:

Annual and Semi-Annual Reports (“Shareholder Reports”)/Form N-Q:
The Trust’s annual and semi-annual reports to shareholders contain additional information on the Trust’s investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the performance of the several Portfolios during the Trust’s last fiscal year. In addition, the Portfolios file their complete portfolio schedule as of the end of their first and third fiscal quarters with the SEC on Form N-Q. A discussion regarding the Board of Trustees basis for approval of the HC Capital Agreement and for approval of the Specialist Managers advisory agreements is available in the Trust’s annual report dated June 30, 2009.

Statement of Additional Information (“SAI”):
The SAI provides more detailed information about the Trust, including its operations and the investment policies of its several Portfolios. A description of the Trust’s policies and procedures regarding the release of portfolio holdings information is also available in the SAI. It is incorporated by reference into, and is legally considered a part of, this Prospectus.

To obtain copies of Shareholder Reports or the SAI, free of charge:
Contact the Trust at HC Capital Trust, Five Tower Bridge, 300 Barr Harbor Drive, Suite 500,
West Conshohocken, PA 19428-2970 (or call 800-242-9596)

Other Resources:
You can also review and copy Shareholder Reports, Form N-Q and the SAI at the Public Reference Room of the SEC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090. Text-only copies of these documents are also available from the SEC’s website at http://www.sec.gov or for a fee, by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-0102, by calling 202-551-8090, or by electronic request to: publicinfo@sec.gov. The Trust does not have an internet web site.

Investment Company Act File No. 811-08918.

STATEMENT OF ADDITIONAL INFORMATION
March 29, 2010
HC CAPITAL TRUST
FIVE TOWER BRIDGE, 300 BARR HARBOR DRIVE, SUITE 500
WEST CONSHOHOCKEN, PA 19428-2970
HC Advisors Shares
This Statement of Additional Information is designed to supplement information contained in the Prospectus relating to HC Capital Trust (“Trust”). The Trust is an open-end, diversified, series, management investment company registered under the Investment Company Act of 1940, as amended (“Investment Company Act”). HC Capital Solutions (“HC Capital”) serves as the overall investment adviser to the Trust. This document although not a Prospectus, is incorporated by reference in its entirety in the Trust’s Prospectuses and should be read in conjunction with the Trust’s Prospectuses dated March 29, 2010. A copy of those Prospectuses is available by contacting the Trust at (800) 242-9596.

Ticker Symbol
The Value Equity Portfolio	HCVPX
The Institutional Value Equity Portfolio	HCEIX
The Growth Equity Portfolio	HCGWX
The Institutional Growth Equity Portfolio	HCIWX
The Small Capitalization Equity Portfolio	HCSAX
The Institutional Small Capitalization Equity Portfolio	HCISX
The Real Estate Securities Portfolio	HCRSX
The International Equity Portfolio	HCIAX
The Institutional International Equity Portfolio	HCITX
The Emerging Markets Portfolio	HCEPX
The Fixed Income Portfolio	HCFPX
The Fixed Income II Portfolio	HCFNX
The Fixed Income Opportunity Portfolio	HCFOX
The Short-Term Municipal Bond Portfolio	HCSTX
The Intermediate Term Municipal Bond Portfolio	HCIBX
This Statement of Additional Information does not contain all of the information set forth in the registration statement filed by the Trust with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933. Copies of the registration statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at its offices in Washington, D.C.
The Trust’s Annual Report to Shareholders dated June 30, 2009 and Semi-Annual Report dated December 31, 2009 accompanies this Statement of Additional Information and is incorporated herein by reference. The date of this Statement of Additional Information is March 29, 2010.

TABLE OF CONTENTS

Statement of Additional Information Heading	Page	Corresponding Prospectus Heading
Management of the Trust	3	Management of the Trust

Further Information About the Trust’s Investment Policies	23	Investment Risks and Strategies

Investment Restrictions	47	Investment Risks and Strategies

Additional Purchase and Redemption Information	49	Shareholder Information

Portfolio Transactions and Valuation	49	Shareholder Information

Dividends, Distributions and Taxes	87	Shareholder Information

History of the Trust and Other Information	90	Management of Trust

Proxy Voting	99	N/A

Independent Registered Public Accounting Firm and Financial Statements	114	Financial Highlights

Ratings Appendix	115	N/A

MANAGEMENT OF THE TRUST
GOVERNANCE. The Trust’s Board of Trustees (“Board”) currently consists of seven members. A majority of the members of the Board are individuals who are not “interested persons” of the Trust within the meaning of the Investment Company Act; in the discussion that follows, these Board members are referred to as “Independent Trustees.” The remaining Board members are senior officers or directors of HC Capital and are thus considered “interested persons” of the Trust for purposes of the Investment Company Act. These Board members are referred to as “Affiliated Trustees.” Each Trustee serves until the election and qualification of his or her successor, unless the Trustee sooner resigns or is removed from office.
Day-to-day operations of the Trust are the responsibility of the Trust’s officers, each of whom is elected by, and serves at the pleasure of, the Board. The Board is responsible for the overall supervision and management of the business and affairs of the Trust and of each of the Trust’s separate investment portfolios (each, a “Portfolio” and collectively, the “Portfolios”), including the selection and general supervision of those investment advisory organizations (“Specialist Managers”) retained by the Trust to provide portfolio management services to the respective Portfolios. The Board also may retain new Specialist Managers or terminate particular Specialist Managers, if the Board deems it appropriate to do so in order to achieve the overall objectives of the Portfolio involved. More detailed information regarding the Trust’s use of a multi-manager structure appears in this Statement of Additional Information under the heading “Management of the Trust: Multi-Manager Structure.”
OFFICERS AND AFFILIATED TRUSTEES. The table below sets forth certain information about each of the Trust’s Affiliated Trustees, as well as its executive officers.

		TERM OF		NUMBER OF
		OFFICE;		PORTFOLIOS	OTHER
	POSITION(S)	TERM		IN FUND	DIRECTORSHIPS
	HELD WITH	SERVED IN	PRINCIPAL OCCUPATION(S)	COMPLEX	HELD BY
NAME, ADDRESS, AND AGE	TRUST	OFFICE	DURING PAST 5 YEARS	OVERSEEN	TRUSTEE**
Donald E. Callaghan* Five Tower Bridge, 300 Barr Harbor Drive, W. Conshohocken, PA 19428 Age: 63	Trustee and President	Indefinite; Since 7/20/95	Mr. Callaghan is retired. Prior to December 31, 2007 he was a Principal of Hirtle Callaghan Holdings, Inc. He continues to serve on that company’s Board of Managing Members.	17	None

Robert J. Zion* Five Tower Bridge, 300 Barr Harbor Drive, W. Conshohocken, PA 19428 Age: 47	Trustee; Vice President & Treasurer	Indefinite; Trustee since 4/30/07; Vice President and Treasurer since 7/20/95	Mr. Zion is the Chief Operating Officer, Vice President, Secretary and Treasurer of Hirtle, Callaghan & Co., LLC. He has been with that company for more than the past five years.	17	None

Joseph D. McDermott Alaric Compliance Services, LLC 150 Broadway, Suite 302 New York, NY 10038 Age: 40	Chief Compliance Officer	Indefinite; Since 1/1/09	Mr. McDermott has been a Director at Alaric since December 2007. Prior to that he was a Chief Compliance Officer of First Trust Portfolios L.P. and First Trust Advisors L.P. from July 2006 through November 2007 and Chief Compliance Officer of Driehaus Capital Management LLC, Driehaus Securities LLC and The Driehaus Mutual Funds from January 2004 through April 2006.	17	NA

		TERM OF		NUMBER OF
		OFFICE;		PORTFOLIOS	OTHER
	POSITION(S)	TERM		IN FUND	DIRECTORSHIPS
	HELD WITH	SERVED IN	PRINCIPAL OCCUPATION(S)	COMPLEX	HELD BY
NAME, ADDRESS, AND AGE	TRUST	OFFICE	DURING PAST 5 YEARS	OVERSEEN	TRUSTEE**
Kristin Schantz Citi Fund Services 3435 Stelzer Road Columbus, OH 43219 Age: 30	Secretary	Indefinite; Since 12/10/09	Ms. Schantz has been an Assistant Vice President with Citi Fund Services Ohio, Inc. since January 2008. Prior to that she was an Assistant Vice President at Bank of America Corporation from September 2006 to January 2008 and Assistant Counsel at BISYS Fund Services Ohio, Inc. from October 2005 to September 2006.	17	NA

*	Mr. Callaghan may be deemed to be an “interested person,” as defined by the Investment Company Act, because he is a member of the Board of Directors of HC Capital, the overall investment adviser to the Trust and Mr. Zion may be deemed to be an “interested person,” as defined by the Investment Company Act, because of his employment with HC Capital.

**	The information in this column relates only to directorships in companies required to file certain reports with the SEC under the various federal securities laws.
INDEPENDENT TRUSTEES. The following table sets forth certain information about the Independent Trustees.

		TERM OF		NUMBER OF
		OFFICE;		PORTFOLIOS	OTHER
	POSITION(S)	TERM		IN FUND	DIRECTORSHIPS
	HELD WITH	SERVED IN	PRINCIPAL OCCUPATION(S)	COMPLEX	HELD BY
NAME, ADDRESS, AND AGE	TRUST	OFFICE	DURING PAST 5 YEARS	OVERSEEN	TRUSTEE*
Ross H. Goodman Five Tower Bridge, 300 Barr Harbor Drive, W. Conshohocken, PA 19428 Age: 62	Trustee	Indefinite; Since 7/20/95	Mr. Goodman is retired. Prior to December 20, 2007 he was President and Owner of American Industrial Management & Sales, Northeast, Inc. or its predecessors (manufacturing representative).	17	None

Jarrett Burt Kling Five Tower Bridge, 300 Barr Harbor Drive, W. Conshohocken, PA 19428 Age: 66	Trustee	Indefinite; Since 7/20/95	For more than the past five years Mr. Kling has been a managing director of ING Clarion Real Estate Securities, LLC, a registered investment adviser and an indirect, wholly owned subsidiary of ING Group.	17	ING Clarion Global Real Estate Income Fund; Old Mutual Advisors Funds I & II

Harvey G. Magarick Five Tower Bridge, 300 Barr Harbor Drive, W. Conshohocken, PA 19428 Age: 70	Trustee	Indefinite; Since 7/01/04	Mr. Magarick is retired. Prior to June 3, 2004, he was a partner in the auditing firm of BDO Seidman, LLP.	17	Atlas Pipeline Holdings, LP

R. Richard Williams Five Tower Bridge, 300 Barr Harbor Drive, W. Conshohocken, PA 19428 Age: 64	Trustee	Indefinite; Since 7/15/99	Since 2000, Mr. Williams has been the owner of Seaboard Advisers (consulting services).	17	None

		TERM OF		NUMBER OF
		OFFICE;		PORTFOLIOS	OTHER
	POSITION(S)	TERM		IN FUND	DIRECTORSHIPS
	HELD WITH	SERVED IN	PRINCIPAL OCCUPATION(S)	COMPLEX	HELD BY
NAME, ADDRESS, AND AGE	TRUST	OFFICE	DURING PAST 5 YEARS	OVERSEEN	TRUSTEE*
Richard W. Wortham, III The Wortham Foundation, Inc. 2727 Allen Parkway – Suite 1570 Houston, TX 77019-2125 Age: 71	Trustee	Indefinite; Since 7/20/95	Mr. Wortham is currently the Secretary and Treasurer of The Wortham Foundation and has been a Trustee for more than the past five years.	17	Oncor Electric Delivery Company LLC

*	The information in this column relates only to directorships in companies required to file certain reports with the SEC under the various federal securities laws.
The five Independent Trustees identified in the tables above have served together on the Trust’s Board for 6 years. Taken as a whole, the Board represents a broad range of business and investment experience, as well as professional skills. Mr. Callaghan, who holds an MBA from the Wharton School of The University of Pennsylvania, is a co-founder of Hirtle Callaghan Holdings, Inc. and, for more than 20 years, served in executive and investment capacities with that firm and/or its affiliated companies. Mr. Zion, who was a certified public accountant with Coopers & Lybrand LLP prior to joining the Hirtle Callaghan organization, has similarly served in executive capacities with companies affiliated with Hirtle Callaghan & Co., LLC for more than ten years. Mr. Magarick has extensive experience in public accounting, tax and internal controls and was previously a Partner with BDO Seidman, LLP. Mr. Kling, who holds a B. S. from the Wharton School of The University of Pennsylvania, has over 40 years of experience in investment management and as a co-founder of ING Real Estate Securities, LLC, has extensive experience in the distribution of investment products. Mr. Williams brings to the Board the experience of a long term business owner, having founded, owned and operated a company that became, during his tenure, the country’s largest distributor of certain industrial equipment, as well as a market leader in pharmaceutical, commercial construction and other business segments. Mr. Goodman, also a successful business owner, has more than 30 years experience in business as an executive and has served the Trust since its inception in 1995. Mr. Wortham has over three decades of executive management experience, having served as a Trustee of The Wortham Foundation, a private philanthropic foundation with assets of approximately $260 million. He is also a life trustee of the Museum of Fine Arts Houston, serving on the executive, finance, investment and audit committees, and is a director of a large electrical transmission and distribution company.
Committees of the Board of Trustees.
The Board has established several committees to assist the Trustees in fulfilling their oversight responsibilities.
The Nominating Committee is responsible for the nomination of individuals to serve as Independent Trustees. The Nominating Committee, whose members consist of all of the Independent Trustees, did not meet during the fiscal year ended June 30, 2009. The Nominating Committee will consider persons submitted by security holders for nomination to the Board. Recommendations for consideration by the Nominating Committee should be sent to the Secretary of the Trust in writing, together with appropriate biographical information concerning each such proposed nominee, at the principal executive office of the Trust. When evaluating individuals for recommendation for Board membership, the Nominating Committee considers the candidate’s knowledge of the mutual fund industry, educational background and experience and the extent to which such experience and background would enable the Board to maintain a diverse mix of skills and qualifications. Additionally, the entire Board, annually performs a self-assessment with respect to its current members, which includes a review of their backgrounds, professional experience, qualifications and skills.
The Audit Committee is responsible for overseeing the audit process and the selection of independent registered public accounting firms for the Trust, as well as providing assistance to the full Board in fulfilling its responsibilities as they relate to fund accounting, tax compliance and the quality and integrity of the Trust’s financial reports. The Audit Committee, whose members consist of all of the Independent Trustees, held 5 meetings during the fiscal year ended June 30, 2009.
Compliance and Risk Oversight Process. The Trustees overall responsibility for identifying and overseeing the operational, business and investment risks inherent in the operation of the Trust is handled by the Board as a whole and by the Board’s Audit Committee, particularly with respect to valuation and accounting matters. To assist it in carrying out their oversight responsibilities, the Trustees receive, in connection with each of the Board’s regular quarterly meetings, regular reports from the Trust’s Administrator with respect to portfolio compliance, fund accounting matters and matters relating to the computation of the Trust’s net asset value per share. The Trustees also receive reports, at least quarterly, from the Trust’s Chief Compliance Officer or “CCO”. These reports, together with presentations provided to the Board at its regular meetings and regular compliance conference calls (normally monthly) among the Advisor, the CCO and the Chair of the Board’s Audit Committee, are designed to keep the Board informed with respect to the effectiveness of the Trust’s overall compliance program including compliance with stated investment strategies, and to help ensure that the occurrence of any event or circumstance that may have a material adverse affect on the Trust are brought promptly to the attention of the Board and that appropriate action is taken to mitigate any such adverse effect. Additionally, the full Board annually receives a report from the Trust’s CCO and both the full Board (and, at the discretion of the Independent Trustees, the Independent Trustees separately) meet with the CCO for the purpose of discussing the extent to which the Trust’s overall compliance program is reasonably designed to detect and prevent violations of the federal securities laws and assessing the effectiveness of the overall compliance program. Additionally, both the Board, and the Audit Committee (or, Audit Committee Chair) meet at least annually with the Trust’s independent public accounting firm. As indicated above, the Audit Committee is comprised solely of Independent Trustees and the Audit Committee and its Chair are regular participants in the compliance and risk oversight process. To date, the Board has not found it necessary to specifically identify a “lead trustee” or to elect, as the Board’s Chairman, an Independent Trustee, although the Board reserves the right to do so in the future.
COMPENSATION ARRANGEMENTS. Effective January 1, 2008, each of the Independent Trustees receives from the Trust a fee of (i) $40,000 per year; (ii) an additional $10,000 for each regular and special in person Board meeting attended by him (regardless of whether attendance is in person or by telephone), plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his attendance at such meetings; (iii) $2,500 for each Audit Committee Meeting attended in person or telephonically and (iv) $2,500 per each regular and special telephonic meeting attended by him, plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his attendance at such meetings. Committee Chairs receive an additional $10,000 annual fee. The Affiliated Trustees and the Trust’s officers receive no compensation from the Trust for performing the duties of their respective offices. The table below shows the aggregate compensation received from the Trust by each of the Independent Trustees during the fiscal year ending June 30, 2009 (excluding reimbursed expenses).

	AGGREGATE	PENSION	ESTIMATED BENEFITS
	COMPENSATION	RETIREMENT	UPON RETIREMENT	TOTAL
	FROM	BENEFITS FROM	FROM	COMPENSATION
NAME	TRUST	TRUST	TRUST	FROM TRUST
Ross H. Goodman	$105,000	none	none	$105,000
Jarrett Burt Kling	$105,000	none	none	$105,000
Harvey G. Magarick	$117,500	none	none	$117,500
R. Richard Williams	$105,000	none	none	$105,000
Richard W. Wortham, III	$95,000	none	none	$95,000
TRUSTEE OWNERSHIP OF SECURITIES OF HC CAPITAL TRUST. The table below sets forth the extent of each Trustee’s beneficial interest in shares of the Portfolios as of December 31, 2009. For purposes of this table, beneficial interest includes any direct or indirect pecuniary interest in securities issued by the Trust and includes shares of any of the Trust’s Portfolios held by members of a Trustee’s immediate family. As of March 1, 2010, all of the officers and trustees of the Trust own, in the aggregate, less than one percent of the outstanding shares of the shares of the respective Portfolios of the Trust; officers and Trustees of the Trust may, however, be investment advisory clients of HC Capital and shareholders of the Trust.

RICHARD
W.
	DONALD. E.	ROBERT		JARRETT		R.	WORTHAM,
	CALLAGHAN	J. ZION	ROSS H.	BURT	HARVEY G.	RICHARD	III
	*	**	GOODMAN	KLING	MAGARICK	WILLIAMS	***
The Value Equity Portfolio	a	b	a	a	b	d	a

The Growth Equity Portfolio	a	b	a	c	b	e	a

The Small Capitalization Equity Portfolio	a	b	a	b	b	c	a

The International Equity Portfolio	c	c	a	c	b	e	a

The Institutional Value Equity Portfolio	b	b	a	a	b	a	a

The Institutional Growth Equity Portfolio	c	c	a	a	c	a	a

The Institutional International Equity Portfolio	a	a	a	a	c	a	a

The Institutional Small Capitalization Equity Portfolio	b	b	a	a	b	a	a

The Real Estate Securities Portfolio	a	a	a	a	b	a	a

The Fixed Income Portfolio	c	a	a	a	c	a	a

The Emerging Markets Portfolio	a	a	a	a	b	a	a

The Fixed Income II Portfolio	a	a	a	a	b	a	a

The Fixed Income Opportunity Portfolio	e	a	a	a	c	a	a

The Short-Term Municipal Bond Portfolio	a	a	a	a	b	a	a

The Intermediate Term Municipal Bond Portfolio	b	b	a	c	c	a	a

AGGREGATE DOLLAR RANGE OF TRUST SHARES	e	e	a	d	e	e	a

NOTE:	a = None b = $1 – $10,000 c = $10,001 – $50,000 d = $50,001 – $100,000 e = Over $100,000

*	Donald E. Callaghan also has a Family Trust and an Irrevocable Trust which holds shares of The Intermediate Term Municipal Bond Portfolio which holdings had values at December 31, 2009 of between $10,001 – $50,000 and holdings in The Fixed Income Opportunity Portfolio, which holdings had values at December 31, 2009 of between $50,001 – $100,000. Mr. Callaghan has no beneficial interest in these Trusts.

**	Robert J. Zion also has Revocable Trust which holds shares of The Value Equity, which holdings had values at December 31, 2009 of between $1 – $10,000 and holdings in The Growth Equity and International Equity Portfolios, which holdings had values at December 31, 2009 of between $10,001 - 50,000 Mr. Zion has no beneficial interest in the Trust.

***	Richard W. Wortham serves as a trustee for the Wortham Foundation which holds shares of The Fixed Income Opportunity, The Institutional Value Equity, The Institutional Small Capitalization Equity, The Institutional International Equity and The Emerging Markets Portfolios, which holdings had values at December 31, 2009 of over $100,000 in each Portfolio. Mr. Wortham has no beneficial interest in the Foundation.
MULTI-MANAGER STRUCTURE. As noted in the Prospectus, each of the Trust’s Portfolios is authorized to operate on a “multi-manager” basis. This means that a single Portfolio may be managed by more than one Specialist Manager. The multi-manager structure is generally designed to combine two or more investment styles. The goal of the multi-manager structure is to achieve a better rate of return with lower volatility than would typically be expected of any one management style. Its success depends upon the ability of the Trust to: (a) identify and retain Specialist Managers who have achieved and will continue to achieve superior investment records relative to selected benchmarks; (b) pair Specialist Managers that have complementary investment styles (e.g., top-down vs. bottom-up investment selections processes); (c) monitor Specialist Managers’ performance and adherence to stated styles; and (d) effectively allocate Portfolio assets among Specialist Managers. At present, the Value Equity, Growth Equity, Small Capitalization Equity, International Equity, Emerging Markets, Institutional Value Equity, Institutional Growth Equity, Institutional Small Capitalization Equity, Institutional International Equity and Fixed Income Opportunity Portfolios each employ the multi-manager structure.
Engagement and Termination of Specialist Managers. The Board is responsible for making decisions with respect to the engagement and/or termination of Specialist Managers based on a continuing quantitative and qualitative evaluation of their skills and proven abilities in managing assets pursuant to specific investment styles. While superior performance is regarded as the ultimate goal, short-term performance by itself is not a significant factor in selecting or terminating Specialist Managers. From time to time, HC Capital may recommend, and the Board may consider, terminating the services of a Specialist Manager. The criteria for termination may include, but are not limited to, the following: (a) departure of key personnel from the Specialist Manager’s firm; (b) acquisition of the Specialist Manger by a third party; (c) change in or departure from investment style, or (d) prolonged poor performance relative to the relevant benchmark index.
The Board’s authority to retain Specialist Managers is subject to the provisions of Section 15(a) of the Investment Company Act. Section 15(a) prohibits any person from serving as an investment adviser to a registered investment company unless the written contract has been approved by the shareholders of that company. Rule 15a-4 under the Investment Company Act, however, provides for an exception from the provisions of Section 15(a). The rule permits an adviser to provide advisory services to an investment company before shareholder approval is obtained pursuant to the terms of an interim agreement in the event that a prior advisory contract is terminated by action of such company’s board; in such case, a new contract must be approved by such shareholders within 150 days of the effective date of the interim agreement, or such interim agreement will terminate. The Trust has relied upon the provisions of Rule 15a-4 from time to time, as more fully discussed in this Statement of Additional Information under the heading “Management of the Trust: Investment Advisory Arrangements.” The Board has authorized the Trust’s officers to request an order from the SEC that would exempt the Trust from the provisions of Section 15(a) and certain related provisions of the Investment Company Act. If issued, such an order would permit the Trust to enter into portfolio management agreements with Specialist Managers upon the approval of the Board but without submitting such contracts for the approval of the shareholders of the relevant Portfolio. Unless otherwise permitted by law, the Board will not act in reliance upon such order with respect to any Portfolio unless the approval of the shareholders of that Portfolio is first obtained. The SEC has proposed a rule that, if adopted, would provide relief from Section 15(a) similar to that currently available only by SEC order. The Board may consider relying upon this rule, if adopted, in connection with the Trust’s multi-manager structure. There can be no assurance that the requested order will be issued by the SEC.
Allocation of Assets Among Specialist Managers. HC Capital is responsible for determining the level of assets that will be allocated among the Specialist Managers in those Portfolios that are served by two or more Specialist Managers. HC Capital and the Trust’s officers monitor the performance of both the overall Portfolio and of each Specialist Manager and, from time to time, may make changes in the allocation of assets to the Specialist Managers that serve a particular Portfolio. For example, a reallocation may be made in the event that a Specialist Manager experiences variations in performance as a result of factors or conditions that affect the particular universe of securities emphasized by that investment manager, as a result of personnel changes within the manager’s organization or in connection with the engagement of an additional Specialist Manager for a particular Portfolio.

INVESTMENT ADVISORY ARRANGEMENTS. The services provided to the Trust by HC Capital and by the various Specialist Managers are governed under the terms of written agreements, in accordance with the requirements of the Investment Company Act. Each of these agreements is described below.
The HC Capital Agreement. The services provided to the Trust by HC Capital, a division of Hirtle , Callaghan & Co., LLC, and wholly owned by Hirtle Callaghan Holdings, Inc., which is controlled by one of its founders, Jonathan J. Hirtle, described above and in the Prospectus, are governed under the terms of written agreements with the Trust (“HC Capital Agreement”).
The various Investment Advisory Agreements (the “HC Capital Agreements”) between HC Capital and the Portfolios to which they relate are set forth as follows:

AGREEMENT		MOST RECENT CONTRACT APPROVAL
RELATING TO:	SHAREHOLDERS	BOARD
The Value Equity Portfolio	December 27, 2006	March 10, 2009

The Growth Equity Portfolio	December 27, 2006	March 10, 2009

The Small Capitalization Equity Portfolio	December 27, 2006	March 10, 2009

The Real Estate Securities Portfolio	May 14, 2009	June 10, 2008

The International Equity Portfolio	December 27, 2006	March 10, 2009

The Emerging Markets Portfolio	December 10, 2009	March 11, 2008

The Institutional Value Equity Portfolio	July 18, 2008	March 11, 2008

The Institutional Growth Equity Portfolio	August 8, 2008	March 11, 2008

The Institutional Small Capitalization Equity Portfolio	August 15, 2008	March 11, 2008

The Institutional International Equity Portfolio	November 20, 2009	March 11, 2008

The Fixed Income Portfolio	December 27, 2006	March 10, 2009

The Fixed Income II Portfolio	December 27, 2006	March 10, 2009

The Fixed Income Opportunity Portfolio	December 27, 2006	March 10, 2009

The Short-Term Municipal Bond Portfolio; and	December 27, 2006	March 10, 2009

The Intermediate Term Municipal Bond Portfolio	December 27, 2006	March 10, 2009

Each HC Capital Agreement runs for an initial term of two years. Thereafter, each will remain in effect from year to year so long as such continuation is approved, at a meeting called for the purpose of voting on such continuance, at least annually (i) by the vote of a majority of the Board or the vote of the holders of a majority of the outstanding securities of the Trust within the meaning of Section 2(a)(42) of the Investment Company Act; and (ii) by a majority of the Independent Trustees, by vote cast in person. The HC Capital Agreements may be terminated at any time, without penalty, either by the Trust or by HC Capital, upon sixty days written notice and will automatically terminate in the event of its assignment as defined in the Investment Company Act. The HC Capital Agreements permit the Trust to use the name “HC Capital.” In the event, however, that the HC Capital Agreements are terminated, HC Capital has the right to require the Trust to discontinue any references to the name “HC Capital” and to change the name of the Trust as soon as is reasonably practicable. The HC Capital Agreements further provide that HC Capital will not be liable to the Trust for any error, mistake of judgment or of law, or loss suffered by the Trust in connection with the matters to which the HC Capital Agreements relate (including any action of any HC Capital officer or employee in connection with the service of any such officer or employee as an officer of the Trust), whether or not any such action was taken in reliance upon information provided to the Trust by HC Capital, except losses that may be sustained as a result of willful misfeasance, reckless disregard of its duties, bad faith or gross negligence on the part of HC Capital.
Portfolio Management Contracts with Specialist Managers. The provision of portfolio management services by the various Specialist Managers is governed by individual investment advisory contracts (each, a “Portfolio Management Contract”) between the relevant Specialist Manager and the Trust. Each of the Portfolio Management Contracts includes a number of similar provisions. Each Portfolio Management Contract provides that the named Specialist Manager will, subject to the overall supervision of the Board, provide a continuous investment program for the assets of the Portfolio to which such contract relates, or that portion of such assets as may be, from time, to time allocated to such Specialist Manager. Under their respective contracts, each Specialist Manager is responsible for the provision of investment research and management of all investments and other instruments and the selection of brokers and dealers through which securities transactions are executed. Each of the contracts provides that the named Specialist Manager will not be liable to the Trust for any error of judgment or mistake of law on the part of the Specialist Manager, or for any loss sustained by the Trust in connection with the purchase or sale of any instrument on behalf of the named Portfolio, except losses that may be sustained as a result of willful misfeasance, reckless disregard of its duties, bad faith or gross negligence on the part of the named Specialist Manager. Each of the Portfolio Management Contracts provides that it will remain in effect for an initial period of two years and then from year to year so long as such continuation is approved, at a meeting called to vote on such continuance, at least annually: (i) by the vote of a majority of the Board or the vote of the holders of a majority of the outstanding securities of the Trust within the meaning of Section 2(a)(42) of the Investment Company Act; and (ii) by a majority of the Independent Trustees, by vote cast in person, and further, that the contract may be terminated at any time, without penalty, either by the Trust or by the named Specialist Manager, in each case upon sixty days’ written notice. Each of the Portfolio Management Contracts provides that it will automatically terminate in the event of its assignment, as that term is defined in the Investment Company Act.
The Portfolio Management Contracts and the Portfolios to which they relate are set forth on the following pages:

MOST
			MOST RECENT	RECENT
		SERVED	CONTRACT	CONTRACT
		PORTFOLIO	APPROVAL	APPROVAL
PORTFOLIO	SPECIALIST MANAGER	SINCE	SHAREHOLDERS	BOARD
The Value Equity Portfolio	Institutional Capital LLC (“ICAP”)(1)	Inception (August 25, 1995)	September 29, 2006	March 10, 2009

	SSgA Funds Management, Inc. (“SSgA FM”)	July 2, 2001	July 27, 2001	March 10, 2009+

	AllianceBernstein L.P. (“AllianceBernstein”)	December 24, 2008	December 5, 2008	October 16, 2008

MOST
			MOST RECENT	RECENT
		SERVED	CONTRACT	CONTRACT
		PORTFOLIO	APPROVAL	APPROVAL
PORTFOLIO	SPECIALIST MANAGER	SINCE	SHAREHOLDERS	BOARD
The Growth Equity Portfolio	Jennison Associates LLC (“Jennison”)	August 25, 1995	July 21, 1995	March 10, 2009

	SSgA FM	July 2, 2001	July 27, 2001	March 10, 2009

	Sustainable Growth Advisers (“SGA”)	May 22, 2006	May 15, 2006	March 10, 2009

The Small Capitalization Equity Portfolio	IronBridge Capital Management L.P. (“IronBridge”)	November 1, 2004	May 30, 2008	February 29, 2008

	Frontier Capital Management Company, LLC (“Frontier”)	Inception (September 5, 1995)	December 16, 1999	March 10, 2009+

	Sterling Johnston Capital Management, L.P. (“Sterling Johnston”)	December 1, 2000	May 30, 2008	February 29, 2008

	Pzena Investment Management, LLC (“Pzena”)	*	August 27, 2009	July 28, 2009

	SSgA FM	September 29, 2009	August 27, 2009	July 28, 2009

The Real Estate Securities Portfolio	Wellington Management Company, LLP (“Wellington”)	May 20, 2009	May 14, 2009	June 10, 2008

The International Equity Portfolio	CapGuardian	April 28, 2000	May 30, 2008	February 29, 2008

	Artisan	July 23, 1999	May 30, 2008	February 29, 2008

	Causeway	May 22, 2006	May 15, 2006	March 10, 2009

	SSgA FM	*	December 18, 2009	November 13, 2009

MOST
			MOST RECENT	RECENT
		SERVED	CONTRACT	CONTRACT
		PORTFOLIO	APPROVAL	APPROVAL
PORTFOLIO	SPECIALIST MANAGER	SINCE	SHAREHOLDERS	BOARD
The Emerging Markets Portfolio	SSgA FM (Active)	Inception (December 10, 2009)	December 10, 2009	March 11, 2008

	The Boston Company Asset Management LLC (“TBCAM”)	March 16, 2010	December 10, 2009	November 13, 2009

	SSgA FM (Passive)	*	December 10, 2009	November 13, 2009

The Institutional Value Equity Portfolio	ICAP	Inception (July 18, 2008)	July 18, 2008	March 11, 2008

	SSgA FM	Inception (July 18, 2008)	July 18, 2008	March 11, 2008

	AllianceBernstein	December 24, 2008	December 5, 2008	October 16, 2008

	Pacific Investment Management Company LLC (“PIMCO”)	April 22, 2009	December 5, 2008	October 16, 2008

The Institutional Growth Equity Portfolio	Jennison	Inception (August 8, 2008)	August 8, 2008	March 11, 2008

	SSgA FM	Inception (August 8, 2008)	August 8, 2008	March 11, 2008

	SGA	Inception (August 8, 2008)	August 8, 2008	March 11, 2008

	PIMCO	April 22, 2009	December 5, 2008	October 16, 2008

The Institutional Small Capitalization Equity Portfolio	IronBridge	Inception (August 15, 2008)	August 15, 2008	March 11, 2008

	Frontier	Inception (August 15, 2008)	August 15, 2008	March 11, 2008

	Sterling Johnston	Inception (August 15, 2008)	August 15, 2008	March 11, 2008

MOST
			MOST RECENT	RECENT
		SERVED	CONTRACT	CONTRACT
		PORTFOLIO	APPROVAL	APPROVAL
PORTFOLIO	SPECIALIST MANAGER	SINCE	SHAREHOLDERS	BOARD
The Institutional Small Capitalization Equity Portfolio, continued

	Pzena	*	August 27, 2009	July 28, 2009

	SSgA FM	September 29, 2009	August 27, 2009	July 28, 2009

The Institutional International Equity Portfolio	CapGuardian	Inception (November 20, 2009)	November 20, 2009	March 11, 2008

	Artisan	Inception (November 20, 2009)	November 20, 2009	March 11, 2008

	Causeway	Inception (November 20, 2009)	November 20, 2009	March 11, 2008

	SSgA FM	*	November 20, 2009	November 13, 2009

The Fixed Income Portfolio	Aberdeen Asset Management, Inc. (“AAMI”)(2)	November 28, 2005	November 17, 2005	March 10, 2009

The Fixed Income II Portfolio	BlackRock Financial Management, Inc. (“BlackRock”)(3)	September 24, 2001	November 15, 2006	March 10, 2009

The Fixed Income Opportunity Portfolio	Seix Investment Advisors LLC (“Seix”)(4)	December 18, 2006	April 30, 2007	March 10, 2009

	PIMCO	*	January 25, 2010	December 10, 2009

The Short-Term Municipal Bond Portfolio	Breckinridge Capital Advisors, Inc. (“Breckinridge”)	Inception (March 1, 2006)	February 28, 2006	March 10, 2009

The Intermediate Term Municipal Bond Portfolio	Standish Mellon Asset Management Company LLC (“Standish”)(5)	December 5, 2008	February 6, 2009	December 10, 2008

+	Contract amended on September 16, 2003, as contemplated under Rule 17a-10 of the Investment Company Act to permit the Specialist Managers to enter into certain transactions with affiliates of the Portfolio for which they provide services.

*	As of the date of this statement of additional information, the Specialist Manager had not yet begun providing investment management services to the applicable Portfolios.

(1)	ICAP or its predecessor has served as a Specialist Manager for The Value Equity Portfolio since its inception. Formerly known as Institutional Capital Corporation (“ICC”), the firm served The Value Equity Portfolio pursuant to a Portfolio Management Contract between ICC and the Trust (“ICC Agreement”), first approved by the Trust’s initial shareholder on July 21, 1995, and by the Board on July 20, 1995. ICAP’s predecessor was acquired by New York Life Investment Management on June 30, 2006. Between June 30, 2006 and September 29, 2006, ICAP served The Value Equity Portfolio pursuant to an Interim Portfolio Management Contract, approved by the Board on June 20, 2006.

(2)	AAMI has served as the Specialist Manager of The Fixed Income Portfolio since November 28, 2005, pursuant to a Portfolio Management Contract between AAMI and the Trust, first approved by shareholders of the Portfolio on November 17, 2005, and by the Board on September 26, 2005. AAMI replaced the former Specialist Manager, Deutsche, when it acquired certain of Deutsche’s Philadelphia-based asset management businesses and related assets from Deutsche Bank AG, Deutsche’s parent company. The terms and conditions of the AAMI Contract are, in all material respects, the same as those of the agreement pursuant to which Deutsche served the Portfolio.

(3)	BlackRock or its predecessor has served as a Specialist Manager for The Fixed Income II Portfolio since September 24, 2001. Formerly known as BlackRock Advisors, Inc. (“BlackRock Advisors”), the firm served pursuant to a Portfolio Management Contract between BlackRock Advisors and the Trust first approved by shareholders of the Fixed Income II Portfolio on September 24, 2001. BlackRock Advisors’ parent company, BlackRock, Inc. combined with Merrill Lynch Investment Managers L.P. on September 29, 2006. Between September 29, 2006 and November 15, 2006, BlackRock served pursuant to an Interim Portfolio Management Contract, approved by the Board on September 12, 2006. The Portfolio Management Contract between BlackRock and the Trust provides that BlackRock’s indemnification obligation with respect to information provided to the Trust by BlackRock in connection with certain filings made by the Trust with the SEC will not apply unless BlackRock has had an opportunity to review such filings for a specified period of time prior to the date on which they are filed and unless BlackRock is notified in writing of any claim for indemnification within specified periods.

(4)	Seix or its predecessor has served as a Specialist Manager for The Fixed Income Opportunity Portfolio since December 18, 2006. Formerly known as Seix Advisors, a fixed income division of Trusco Capital Management, Inc., Seix was reorganized as a wholly-owned subsidiary of Trusco Capital Management, Inc., now RidgeWorth Capital Management, Inc., (“RidgeWorth”) in November 2007 and Seix became a registered investment adviser in January 2008. Seix started operations as a separately registered investment adviser on March 31, 2008. The Portfolio Management Contract between Seix Advisors and the Trust on behalf of the Portfolio was transitioned to Seix in March 2008.

(5)	Standish has served as a Specialist Manager for The Intermediate Term Municipal Bond Portfolio since December 5, 2008. Standish replaced Schroder Investment Management North America Inc. (“Schroders”) as Specialist Manager for the Portfolio following Board approval of an interim portfolio management agreement on November 25, 2008, and as permitted under Rule 15a-4 of the Investment Company Act. On December 10, 2008, the Board approved a final Portfolio Management Contract between Standish and the Trust (“Standish Contract”). The Standish Contract was approved by the shareholders of the Portfolio at a special meeting on February 6, 2009. The terms and conditions of the Standish Contract are, in all material respects, the same as those of the agreement pursuant to which Schroders served the Portfolio.

INVESTMENT ADVISORY FEES: HC CAPITAL. The following table sets forth the advisory fees received by HC Capital from each of the Portfolios, calculated at an annual rate of 0.05% of each of the Portfolio’s average daily net assets, for services rendered during the periods indicated (amounts in thousands).

	FISCAL YEAR		FISCAL YEAR	FISCAL YEAR
	ENDED		ENDED	ENDED
	JUNE 30, 2009		JUNE 30, 2008	JUNE 30, 2007
The Value Equity Portfolio	$264		$564	$515
The Growth Equity Portfolio	$460		$881	$733
The Small Capitalization Equity Portfolio	$178		$332	$315
The Real Estate Securities Portfolio	$2	(a)	*	*
The International Equity Portfolio	$696		$953	$845
The Emerging Markets Portfolio	*		*	*
The Institutional Value Equity Portfolio	$162	(b)	*	*
The Institutional Growth Equity Portfolio	$226	(c)	*	*
The Institutional Small Capitalization Equity Portfolio	$79	(d)	*	*
The Institutional International Equity Portfolio	*		*	*
The Fixed Income Portfolio	$150		$136	$123
The Fixed Income II Portfolio	$146		$141	$133
The Fixed Income Opportunity Portfolio	$90		$75	$74
The Short-Term Municipal Bond Portfolio	$15		$17	$15
The Intermediate Term Municipal Bond Portfolio	$260		$292	$279

*	The Portfolio was not operational during the period.

(a)	For the period May 21, 2009 (commencement of operations) through June 30, 2009.

(b)	For the period July 18, 2008 (commencement of operations) through June 30, 2009.

(c)	For the period August 8, 2008 (commencement of operations) through June 30, 2009.

(d)	For the period August 15, 2008 (commencement of operations) through June 30, 2009.
INVESTMENT ADVISORY FEES: SPECIALIST MANAGERS. In addition to the fees paid by the Trust to HC Capital, each of the Portfolios pays a fee to its Specialist Manager(s). For each Portfolio, the Specialist Managers receive a fee based on a specified percentage of that portion of the Portfolio’s assets allocated to that Specialist Manager. The rate at which these fees are calculated is set forth in the Trust’s Prospectuses.
SPECIALIST MANAGER FEES. The following table sets forth the actual investment advisory fee received from the specified Portfolio by each of its respective Specialist Managers for services rendered during each of the Trust’s last three fiscal years (amounts in thousands):

		ACTUAL FEES EARNED FOR FISCAL
		YEAR ENDED
		JUNE 30,
PORTFOLIO	SPECIALIST MANAGER	2009		2008		2007
The Value Equity Portfolio	ICAP(1)	$867		$3,030		$2,813
	SSgA FM(2)	$71		$75		$66
	J.S. Asset Management LLC (“JSAM”)(3)	$70		$301		$240
	AllianceBernstein(4)	$314		—		—

The Growth Equity Portfolio	Jennison(5)	$871		$1,616		$1,329
	SSgA FM(2)	$107		$288		$238
	SGA(6)	$1,100		$1,387		$1,186

The Small Capitalization Equity Portfolio	Frontier(7)	$400		$785		$723
	Sterling Johnston(8)	$449		$692		$762
	Mellon Capital(9)	$153		$372		$397
	IronBridge(10)	$894		$965		$868
	Geewax & Partners LLC (“Geewax”)(11)	$185		$364		$187
	Pzena(12)	—		—		—
	SSgA FM(2)	—		—		—

The Real Estate Securities Portfolio	Wellington(13)	$23			*		*

The International Equity Portfolio	CapGuardian(14)	$2,475		$6,840		$1,765
	Artisan(15)	$1,734		$4,726		$698
	Causeway(16)	$1,608		$665		$303
	SSgA FM(2)		**		**		**

The Emerging Markets Portfolio	SSgA FM (Active)(2)		**		**		**
	TBCAM(17)		**		**		**
	SSgA FM (Passive)(2)		**		**		**

The Institutional Value Equity Portfolio	ICAP(1)	$460			*		*
	SSgA FM(2)	$43			*		*
	JSAM(3)	$26			*		*

		ACTUAL FEES EARNED FOR FISCAL
		YEAR ENDED
		JUNE 30,
PORTFOLIO	SPECIALIST MANAGER	2009		2008		2007
The Institutional Value Equity Portfolio, cont	AllianceBernstein(4)	$249			*		*
	PIMCO(18)	$33			*		*

The Institutional Growth Equity Portfolio	Jennison(5)	$410			*		*
	SSgA FM(2)	$43			*		*
	SGA(6)	$597			*		*
	PIMCO(18)	$48			*		*
The Institutional Small Capitalization Equity Portfolio	Frontier(7)	$148			*		*
	Geewax (11)	$88			*		*
	Sterling Johnston(8)	$206			*		*
	Mellon Capital(9)	$73			*		*
	IronBridge(10)	$413			*		*
	Pzena(12)	—			*		*
	SSgA FM(2)	—			*		*

The Institutional International Equity Portfolio	CapGuardian(14)		**		**		**
	Artisan(15)		**		**		**
	Causeway(16)		**		**		**
	SSgA FM(2)		**		**		**
The Fixed Income Portfolio	Aberdeen(19)	$602		$544		$496
The Fixed Income II Portfolio	BlackRock(20)	$612		$595		$566
The Fixed Income Opportunity Portfolio	Seix(21)	$797		$657		$344
	Huff(21)	$—		$—		$324
	PIMCO(18)	$—		$—		$—

The Short-Term Municipal Bond Portfolio	Breckinridge(22)	$38		$43		$39
The Intermediate Term Municipal Bond Portfolio	Schroder Investment Management North
	America, Inc (“Schroders”)(23)	$482		$1,169		$1,118
	Standish(23)	$557		$—		$—

*	The Institutional Value Equity Portfolio commenced operations on July 18, 2008; The Institutional Growth Equity Portfolio commenced operations on August 8, 2008; The Institutional Small Capitalization Equity Portfolio commenced operations on August 15, 2008; and The Real Estate Securities Portfolio commenced operations on May 21, 2009.

**	The Emerging Markets Portfolio and The Institutional International Equity Portfolio had not yet commenced operations as of June 30, 2009.

(1)	For its services to The Value Equity and The Institutional Value Equity Portfolios, ICAP is compensated at an annual rate of 0.35% of the average net assets of the respective Portfolio assigned to ICAP.

(2)	With respect to The Value Equity, The Growth Equity, The Institutional Value Equity and The Institutional Growth Equity Portfolios, SSgA FM is compensated at an annual rate of 0.04% of the average net assets of the respective Portfolio assigned to SSgA FM.

SSgA FM became a Specialist Manager to The Small Capitalization Equity and The Institutional Small Capitalization Equity Portfolios on August 28, 2009 and began managing assets for the Portfolios on September 29, 2009. With respect to The Small Capitalization Equity and The Institutional Small Capitalization Equity Portfolio, SSgA FM is compensated at an annual rate of 0.04%, subject to a minimum annual fee of $50,000, of the average net assets of the respective Portfolio assigned to SSgA FM.

With respect to the passively managed portion of The International Equity and The Institutional International Equity Portfolios, SSgA FM is compensated at an annual rate of 0.06% of the average net assets of the respective Portfolio, subject to a minimum annual fee of $100,000 (such minimum fee to be prorated on an annualized basis to the extent assets are assigned to SSgA FM in these Portfolios).

With respect to the actively managed portion of The Emerging Markets Portfolio assigned to SSgA FM, SSgA FM is compensated at an annual rate of 0.85% for the first $50 million of average net assets, 0.75% for the next $50 million in such assets and 0.70% of such assets in excess of $100 million of the average net assets of the Portfolio assigned to SSgA FM.

With respect to passive investment strategy for The Emerging Markets Portfolio, SSgA FM is compensated at an annual rate of 0.16% of the average net assets of the respective Portfolio, subject to a minimum annual fee of $100,000 (such minimum fee to be prorated on an annualized basis to the extent assets are assigned to SSgA FM in these Portfolios).

(3)	JSAM served as a Specialist Manager for The Value Equity Portfolio from March 1, 2006 through December 19, 2008 and as a Specialist Manager for The Institutional Value Equity Portfolio from July 18, 2008 through December 19, 2008. JSAM was compensated at an annual rate of 0.40% of the average net assets of the respective Portfolio assigned to JSAM.

(4)	AllianceBernstein began serving as a Specialist Manager to The Value Equity and The Institutional Value Equity Portfolios on December 5, 2008 and began managing assets for the Portfolios on December 24, 2008. AllianceBernstein is compensated at an annual rate of 0.38% of the first $300 million in total Combined Assets (see the Specialist Manager section of the Prospectus for the definition of Combined Assets) and 0.37% on such Combined Assets over $300 million. Pursuant to a Fee Waiver Agreement dated October 16, 2009, AllianceBernstein has contractually agreed to waive that portion of the fee to which it is entitled that exceeds 0.25% of the average daily net assets of the AllianceBernstein Account (on annualized basis), for the period October 1, 2009 to December 31, 2010.

(5)	For its services to The Growth Equity and The Institutional Growth Equity Portfolios, Jennison is compensated for it services to each Portfolio, at an annual rate of 0.75% on the first $10 million of Combined Assets (see the Specialist Manager section of the Prospectus for the definition of Combined Assets), 0.50% on the next $30 million of such Combined Assets; 0.35% of the next $25 million of such Combined Assets; 0.25% on the next $335 million of such Combined Assets;0.22% of the next $600 million of such Combined Assets; and 0.20% on the balance of such Combined Assets; subject to a maximum annual fee of 0.30% of the average daily net assets of the portion of the Portfolios allocated to Jennison.

(6)	For its services to The Growth Equity and The Institutional Growth Equity Portfolios, SGA is compensated at an annual rate of 0.35% of the average net assets of the respective Portfolios assigned to SGA.

(7)	For its services to The Small Capitalization Equity and The Institutional Small Capitalization Equity Portfolios, Frontier is compensated at an annual rate of 0.45% of the average net assets of the respective Portfolios assigned to Frontier.

(8)	With respect to The Small Capitalization Equity Portfolio, prior to June 30, 2008, Sterling Johnston was compensated under a fulcrum fee arrangement under which Sterling Johnston’s fee payment was subject to an adjustment upwards or downwards depending upon the investment results achieved by it. The amounts shown for the fiscal years ended June 30, 2007 and June 30, 2008 reflect adjustments in the amount to which Sterling Johnston would have been entitled if the fulcrum fee arrangement had not been in effect. Beginning July 1, 2008, for its services to The Small Capitalization Equity Portfolio and beginning with the inception of The Institutional Small Capitalization Equity Portfolio, Sterling Johnston is compensated at an annual rate of 0.75% of the average net assets of the respective Portfolios assigned to Sterling Johnston.

(9)	From December 1, 2007 until June 30, 2008, the predecessor to Mellon Capital, Franklin Portfolio Associates, LLC (“FPA”) was compensated under a fulcrum fee arrangement under which FPA’s payment for The Small Capitalization Equity Portfolio was subject to an adjustment upwards or downwards depending upon the investment results achieved by it. The amount shown for the fiscal year ended June 30, 2008 reflects an adjustment in the amount to which FPA would have been entitled if the fulcrum fee had not been in effect. Beginning July 1, 2008, for its services to The Small Capitalization Equity Portfolio and beginning with the inception of The Institutional Small Capitalization Equity Portfolio, Mellon Capital is compensated at an annual rate of 0.30% of the average net assets of the respective Portfolios assigned to Mellon Capital. Mellon Capital was terminated as a Specialist Manager to each Portfolio as of March 26, 2010.

(10)	From December 1, 2007 until June 30, 2008, IronBridge was compensated under a fulcrum fee arrangement under which IronBridge’s payment for The Small Capitalization Equity Portfolio was subject to an adjustment upwards or downwards depending upon the investment results achieved by it. The amount shown for the fiscal year ended June 30, 2008 reflects an adjustment in the amount to which IronBridge would have been entitled if the fulcrum fee had not been in effect. Beginning July 1, 2008, for its services to the Small Capitalization Equity Portfolio and beginning with the inception of The Institutional Small Capitalization Equity Portfolio, IronBridge is compensated at an annual rate of 0.95% of the average net assets of the respective Portfolios assigned to IronBridge.

(11)	Geewax or its predecessor has served as a Specialist Manager for The Small Capitalization Equity Portfolio since April 1, 1998. Formerly known as Geewax, Terker & Co., (“Geewax Terker”) the firm served pursuant to a Portfolio Management Contract between Geewax Terker and the Trust first approved by shareholders of The Small Capitalization Equity Portfolio on June 15, 1998. Geewax Terker, which was organized under Pennsylvania law as a general partnership, was recently dissolved due to the retirement of Bruce E. Terker, one of two partners with ownership interests in Geewax Terker.

Subsequent to the withdrawal of Mr. Terker from Geewax Terker on June 30, 2008, Geewax began managing funds as a separately registered investment advisor as of June 30, 2008. Between June 30, 2008 and August 15, 2008, Geewax served pursuant to an Interim Portfolio Management Contract, approved by the Board on June 10, 2008. Geewax has served as a Specialist Manager to The Institutional Small Capitalization Equity Portfolio since that Portfolio’s inception. For its services to The Small Capitalization Equity and The Institutional Small Capitalization Equity Portfolios, Geewax is compensated at an annual rate of 0.30% of the average net assets of the respective Portfolios assigned to Geewax.

Geewax was terminated as a Specialist Manager to each Portfolio as of October 19, 2009.

(12)	Pzena became a Specialist Manager to The Small Capitalization Equity and The Institutional Small Capitalization Equity Portfolios on August 28, 2009. For its services to The Small Capitalization Equity and The Institutional Small Capitalization Equity Portfolios, Pzena is compensated at an annual rate of 1.00% of the average net assets of the respective Portfolio assigned to Pzena.

(13)	For its services to The Real Estate Securities Portfolio, Wellington is compensated for it services to, at an annual rate of 0.75% on the first $50 million of the average daily net Combined Assets (see the Specialist Manager section of the Prospectus for the definition of Combined Assets) and 0.65% on Combined Assets over $50 million.

(14)	Prior to June 30, 2008, CapGuardian was compensated under a fulcrum fee arrangement under which CapGuardian’s fee payment for The International Equity Portfolio was subject to an adjustment upwards or downwards depending upon the investment results achieved by it. The amounts shown for the fiscal years ended June 30, 2007 and June 30, 2008 reflect adjustments in the amount to which CapGuardian would have been entitled if the fulcrum fee had not been in effect. Beginning July 1, 2008, for its services to The International Equity Portfolio and beginning with the inception of The Institutional

International Equity Portfolio, CapGuardian is compensated at an annual rate of 0.70% for the first $25 million of the average of the month-end net asset values of the CapGuardian account during the quarter, 0.55% for the next $25 million, 0.425% for the next $200 million in such assets and 0.375% for those assets in excess of $250 million. There is a minimum annual fee of $312,500 based upon an account size of $50 million.

(15)	With respect to The International Equity Portfolio, prior to June 30, 2008, Artisan was compensated under a fulcrum fee arrangement under which Artisan’s fee payment for The International Equity Portfolio was subject to an adjustment upwards or downwards depending upon the investment results achieved by it. The amount shown for the fiscal years ended June 30, 2007 and June 30, 2008 reflect adjustments in the amount to which Artisan would have been entitled if the fulcrum fee arrangement had not been in effect. Beginning July 1, 2008, for its services to The International Equity Portfolio and beginning with the inception of The Institutional International Equity Portfolio, Artisan is compensated at an annual rate of 0.47% of the average net assets of the respective Portfolios allocated to Artisan, so long as the combined assets are greater than $500 million.

(16)	Causeway was approved to serve as an additional Specialist Manager for The International Equity Portfolio as of May 22, 2006. Causeway is compensated at an annual rate of 0.45% of the average net assets of The International Equity and The Institutional International Equity Portfolios allocated to Causeway.

(17)	For its services to the Portfolio, TBCAM is compensated at an annual rate of 0.90% of average net assets for the first $50 million in Portfolio assets, 0.85% for the next $50 million in such assets, 0.70% for the next $100 million in such assets and 0.60% for such assets over $200 million.

(18)	PIMCO began serving as a Specialist Manager to The Institutional Value Equity and The Institutional Growth Equity Portfolios on December 5, 2008 and began managing assets for the Portfolios on April 22, 2009. For its services to each respective Portfolio, PIMCO is compensated at an annual rate of 0.25% of the average net assets of each Portfolio assigned to PIMCO. Shareholders of that Fixed Income Opportunity Portfolio approved a Portfolio Management Agreement between PIMCO and the Trust with respect to The Fixed Income Opportunity Portfolio on January 25, 2010. As of the date of this supplemented statement of additional information, PIMCO had not begun providing portfolio management services to The Fixed Income Opportunity Portfolio.

(19)	AAMI has served as a Specialist Manager for The Fixed Income Portfolio since November 28, 2005, at which time AAMI acquired certain Philadelphia-based asset management businesses of the Portfolio’s previous Specialist Manager. AAMI voluntarily waived its fee down to 0.185% for the years ending December 31, 2008 and 2009. For its services to the Portfolio, AAMI is compensated at an annual rate of 0.20% of the average net assets of the Portfolio.

(20)	For its services The Fixed Income II Portfolio, BlackRock is compensated at an annual rate of 0.25% of average net assets for the first $100 million in Portfolio assets, 0.20% for such assets over $100 million up to $200 million and 0.175% for such assets over $200 million

(21)	Huff served as Specialist Manager for The Fixed Income Opportunity Portfolio from July 2, 2002 to December 16, 2006. Effective on that date, Seix replaced Huff as specialist manager to this Portfolio. For its services to the Portfolio, Huff was compensated at an annual rate of 0.25% of average net assets of first $100 million in Portfolio assets; 0.20% of the next $100 million in such assets; 0.175% of such assets over $200 million. For its services to the Portfolio, Seix is compensated at an annual rate of 0.50% of average net assets for the first $100 million in Portfolio assets and 0.40% for such assets over $100 million. The maximum fee payable is 0.50%.

(22)	For it services the Portfolio, Breckinridge is compensated at an annual rate of 0.125% of the average net assets of the Portfolio.

(23)	Schroders served as Specialist Manager to The Intermediate Term Municipal Bond Portfolio from October 27, 2003 to December 5, 2008. Effective December 5, 2008, Standish replaced Schroders as specialist manager to this Portfolio. For its services to the Portfolio, Schroders was compensated at an annual rate of 0.20% of average net assets of the Portfolio. For its services to the Portfolio, Standish is compensated at an annual rate of 0.20% of average net assets of the Portfolio.

ADMINISTRATION, DISTRIBUTION, AND RELATED SERVICES. Citi Fund Services Ohio, Inc. (“Citi”), 3435 Stelzer Road, Columbus, Ohio 43219 has been retained, pursuant to a separate Administrative Services Contract with the Trust, to serve as the Trust’s administrator. Citi performs similar services for mutual funds other than the Trust. Citi is owned by Citibank, N.A. Citibank, N.A. and its affiliated companies are wholly owned subsidiaries of Citigroup Inc., a publicly held company (NYSE: C).
Services performed by Citi include: (a) general supervision of the operation of the Trust and coordination of services performed by the various service organizations retained by the Trust; (b) regulatory compliance, including the compilation of information for documents and reports furnished to the SEC and corresponding state agencies; (c) assistance in connection with the preparation and filing of the Trust’s registration statement and amendments thereto; and (d) maintenance of the Trust’s registration in the various states in which shares of the Trust are offered. Pursuant to separate contracts, Citi or its affiliates also serve as the Trust’s transfer and dividend disbursing agent, as well as the Trust’s accounting agent and receives fees for such services. For its services, Citi receives a single all-inclusive fee (“Omnibus Fee”). For the period July 1, 2006 through December 31, 2006 the Omnibus Fee, which is computed daily and paid monthly in arrears, was calculated at an annual rate as indicated in the table below:

Portfolio	Fee
The Value Equity, Growth Equity, Small Capitalization Equity, and International Equity Portfolios	0.11% of aggregate average net asset levels up to $1.40 billion; 0.10% of such assets over $1.40 billion up to $1.75 billion; 0.09% of such assets over $1.75 billon up to $2.10 billion; 0.055% of such assets over $2.10 billion up to $2.60 billion; 0.01% of such assets over $2.6 billion up to $3.2 billion; and 0.005% of such assets over $3.2 billion

Portfolio	Fee
The Short-Term Municipal Bond, Intermediate Term Municipal Bond, Fixed Income, Fixed Portfolios Income Opportunity, and Fixed Income II Portfolios	0.09% of aggregate average net assets levels up to $600 million; 0.08% of such assets over $600 million up to $750 million; 0.07% of such assets over $750 million up to $900 million; 0.035% of such assets over $900 million up to $1 billion; and 0.0075% of such assets over $1 billion
Since January 1, 2007 the Omnibus Fee, which is computed daily and paid monthly in arrears, is calculated at an annual rate as indicated in the table below:

Portfolio	Fee
All Portfolios	0.054% of the Portfolios’ average daily net assets up to $6 billion; and
0.005% of the Portfolios’ average daily net assets in excess of $6 billion
For the fiscal years ended June 30, 2007, 2008 and 2009 Citi, as Administrator received administration fees in the following amounts for each of the Portfolios (amounts in thousands):

	FISCAL YEAR		FISCAL YEAR		FISCAL YEAR
	ENDED		ENDED		ENDED
	JUNE 30, 2009		JUNE 30, 2008		JUNE 30, 2007
The Value Equity Portfolio	$260		$546		$561
The Growth Equity Portfolio	$468		$852		$785
The Small Capitalization Equity Portfolio	$155		$321		$364
The Real Estate Securities Portfolio	$2	(a)		*		*
The International Equity Portfolio	$718		$922		$907
The Emerging Markets Portfolio		*		*		*
The Institutional Value Equity Portfolio	$170	(b)		*		*
The Institutional Growth Equity Portfolio	$239	(c)		*		*
The Institutional Small Capitalization Equity Portfolio	$83	(d)		*		*
The Institutional International Equity Portfolio		*		*		*
The Fixed Income Portfolio	$155		$131		$147
The Fixed Income II Portfolio	$150		$137		$159
The Fixed Income Opportunity Portfolio	$100		$73		$86
The Short-Term Municipal Bond Portfolio	$16		$17		$19
The Intermediate Term Municipal Bond Portfolio	$265		$282		$335

*	The Portfolio had not commenced operations during the fiscal year.

(a)	For the period May 21, 2009 (commencement of operations) through June 30, 2009.

(b)	For the period July 18, 2008 (commencement of operations) through June 30, 2009.

(c)	For the period August 8, 2008 (commencement of operations) through June 30, 2009.

(d)	For the period August 15, 2008 (commencement of operations) through June 30, 2009.
Under a Compliance Services Agreement between the Trust and Citi, Citi provides infrastructure and support in implementing the written policies and procedures comprising the Trust’s compliance program. This includes providing support services to the Chief Compliance Officer (“CCO”), and assisting in preparing or providing documentation for the Trust’s CCO, to deliver to the Board.
Unified Financial Securities, Inc. (“Unified”) serves as the Trust’s principal underwriter pursuant to an agreement approved by the Board on March 10, 2009. Unified is a wholly-owned subsidiary of Huntington Bancshares, Inc. Because shares of the Trust’s Portfolios are available only to clients of HC Capital and financial intermediaries that have established a relationship with HC Capital, the services to be provided by Unified are limited. Unified will receive an annual fee of $10,000 for performing the services listed under its agreement. The offices of the principal underwriter are located at 2960 North Meridian St., Suite 300, Indianapolis, IN, 46208.
Alaric Compliance Services LLC (“Alaric”), 800 Third Ave., 11th Floor, New York, NY, 10022 provides CCO services to the Trust and its Portfolios pursuant to a Compliance Services Agreement. Alaric makes an Alaric employee available to serve as the CCO for the Trust. The CCO develops the reports for the Board, makes findings and conducts reviews pertaining to the Trust’s compliance program and related policies and procedures of the Trust’s service providers.
State Street Bank and Trust Company is the Trust’s custodian and is an affiliate of SSgA FM, which serves as a Specialist Manager for the Value Equity, Growth Equity, Small Capitalization Equity, International Equity, Emerging Markets, Institutional Value Equity, Institutional Growth Equity, Institutional Small Capitalization Equity and Institutional International Equity Portfolios. The custodian is responsible for the safekeeping of the domestic and foreign assets of each of the Trust’s Portfolios. For the period July 1, 2006 through December 31, 2006 the custodian was compensated at the rate of 0.0125% of the Trust’s domestic assets and 0.07% of the Trust’s foreign assets in developed countries. Beginning January 1, 2007 the custodian is compensated at the rate of 0.01% of the Trust’s domestic assets, 0.0525% of the Trust’s foreign assets in developed countries. With respect to securities from emerging markets, the custodian is compensated at rates ranging from 0.07% to 0.50% depending upon the particular market in question. The offices of the custodian are located at State Street Financial Center, 1 Lincoln Street, Boston, MA 02111.
HC Advisors Shares Marketing and Service Plan. Under the Trust’s Marketing and Service Plan (the “12b-1 Plan), the Trust can pay to HC Capital a fee of up to 0.25% annually of the average daily net assets attributable to HC Advisors Shares. The fee is not tied exclusively to actual expenses incurred by HC Capital in performing the services set forth below and the fee may exceed then such expenses. The Plan Fee shall be calculated daily based upon the average daily net assets of each Portfolio attributable to such Portfolio’s HC Advisors Shares, and such fee shall be charged only to such HC Advisors Shares.
The fee is intended to compensate HC Capital for expenses associated with the (i) oversight and coordination of those organizations, including the Administrator, Transfer Agent, Fund Accounting Agent and principal underwriter (collectively, “Service Organizations”) retained by the Trust in connection with the distribution of shares of the HC Advisors Shares to Third Party Institutions that will, in turn, hold shares of one or more of the HC Advisors Shares for the benefit of their Discretionary Clients; and (ii) the provision of shareholder services to such Third Party Institutions. Such oversight, coordination and shareholder services may include, but are not limited to, the following: (1) services associated with the provision of prospectuses, statements of additional information, any supplements thereto and shareholder reports relating to the HC Advisors Shares and to be provided to Third Party Institutions; (2) obtaining information and providing explanations to Third Party Institutions (and, if requested to do so by a Third Party Institution that would be permitted to acquire shares of the HC Advisors Shares as outlined in the Section 1 and if acceptable to HC Capital, to Discretionary Clients of such institutions) regarding the investment objectives and policies of the respective Portfolios, as well as other information appropriate information about the HC Advisors Shares and the Portfolios; (3) coordination and oversight of the accounting and record-keeping processes as they relate to the HC Advisors Shares and responding in inquires from Third Party Institutions that are holder of record of shares of HC Advisors Shares through “f/b/o” or “omnibus accounts” and coordination of administrative services for the HC Advisors Shares (e.g. in connection with proxy solicitations; distribution of periodic shareholders reports); and compliance with applicable regulations as they related to HC Advisors Shares (e.g. Rule 22c-2 and anti-money laundering procedures); (4) any other activity that the Board determines is primarily intended to result in the sale of shares of HC Advisors Shares or to provide appropriate services to a Third Party Institution.

The 12b-1 Plan was approved by the Board on December 10, 2009 and not operational during the most recent fiscal year. Accordingly, no payments under the 12b-1 Plan were made by the Trust during the last fiscal year.
FURTHER INFORMATION ABOUT THE TRUST’S INVESTMENT POLICIES
As stated in the Prospectuses, the Trust currently consists of fifteen portfolios, all of which are presented in this Statement of Additional Information, each with its own investment objectives and policies. These portfolios are: The Equity Portfolios —The Value Equity, Growth Equity, Small Capitalization Equity, Real Estate Securities, International Equity and Emerging Markets Portfolios; The Institutional Equity Portfolios — The Institutional Value Equity, Institutional Growth Equity, Institutional Small Capitalization Equity, and Institutional International Equity Portfolios; and The Income Portfolios — The Fixed Income, Fixed Income II, Fixed Income Opportunity, Short-Term Municipal Bond, Intermediate Term Municipal Bond Portfolios.
The following discussion supplements the prospectus discussion of the investment risks associated with the types of investments that may be made by Specialist Managers on behalf of the Portfolios. The table below summarizes the range of investments that the individual Portfolios are permitted to acquire. The table is, however, only a summary list and is qualified in its entirety by the more detailed discussion included in the Prospectuses and in this Statement of Additional Information.
Further, as indicated in the Prospectuses, that portion of the assets of the Value Equity, Growth Equity, Small Capitalization Equity, Institutional Value Equity, Institutional Growth Equity, Institutional Small Capitalization and Institutional International Equity Portfolios (“Index Accounts”) that have been or may be allocated to SSgA FM and the indexing strategy that SSgA FM has been retained to provide, may be invested exclusively in securities included in the benchmark index associated with those Portfolios, respectively, provided that SSgA FM is authorized to and may use certain derivative instruments solely for the purpose of gaining market exposure consistent with such index strategy and provided further that the Index Accounts may temporarily hold non-index names due to corporate actions (i.e., spin-offs, mergers, etc.). SSgA FM has also been allocated portions of The Emerging Markets Portfolio to manage with both an active management and a passive or index-based strategy. With respect to the “index-based” mandate, SSgA FM may be invested exclusively in securities included in the benchmark index associated with that Portfolio, provided that SSgA FM is authorized to and may use certain derivative instruments solely for the purpose of gaining market exposure consistent with such index strategy and provided further that the Index Accounts may temporarily hold non-index names due to corporate actions (i.e., spin-offs, mergers, etc.).
The Equity and Institutional Equity Portfolios

Inst.
					Small		Real				Emerging		Inst.	Inst.	Small		Inst.
Investment Instrument/Strategy	Value		Growth		Cap		Estate		Int’l		Markets		Value	Growth	Cap		Int’l
ADRs, EDRs and GDRs	x		x		x		x		x		x		x	x	x		x
Agencies		*		*		*		*		*		*	x	x		*		*
Asset-Backed Securities	—		—		—		—		—		—		x	x	—		—
Cash Equivalents		*		*		*		*		*		*	x	x		*		*
Collateralized Mortgage Obligations	—		—		—		—		—		—		x	x	—		—
Commercial Paper		*		*		*		*		*		*	x	x		*		*
Common Stock	x		x		x		x		x		x		x	x	x		x
Convertibles	x		x		x		x		x		x		x	x	x		x
Corporates	—		—		—		—		—		—		x	x	—		—

The Equity and Institutional Equity Portfolios

Inst.
					Small		Real				Emerging		Inst.	Inst.	Small		Inst.
Investment Instrument/Strategy	Value		Growth		Cap		Estate		Int’l		Markets		Value	Growth	Cap		Int’l
Depositary Receipts	x		x		x		x		x		x		x	x	x		x
Emerging Markets Securities	x		x		x		x		x		x		x	x	x		x
Floaters		*		*		*	—			*		*	x	x		*		*
Foreign Currency	—		—		—		x		x		x		x	x	—		x
Foreign Equity (US $)	x		x		x		x		x		x		x	x	x		x
Foreign Equity (non-US $)	x		x		x		x		x		x		x	x	x		x
Foreign Fixed-Income Securities	—		—		—		—		—		—		x	x	—		—
Forwards		**		**		**	x			**		**	x	x		**		**
Futures		**		**		**		**		**		**	x	x		**		**
High Yield Debt Securities	—		—		—		x		—		—		—	—	—		—
Investment Companies	x		x		x		x		x		x		x	x	x		x
Investment Grade Debt Securities	—		—		—		x		—		—		x	x	—		—
Money Market Funds	x		x		x		x		x		x		x	x	x		x
Mortgage-Backed Securities	—		—		—		x		—		—		x	x	—		—
Mortgage Securities	—		—		—		—		—		—		x	x	—		—
Municipals	—		—		—		—		—		—		x	x	—		—
Options		**		**		**	x			**		**	x	x		**		**
Preferred Stock	x		x		x		x		x		x		x	x	x		x
REITs	x		x		x		x		x		x		x	x	x		x
Repurchase Agreements		*		*		*		*		*		*	x	x		*		*
Reverse Repurchase Agreements		*		*		*		*		*		*	x	x		*		*
Rights	x		x		x		x		x		x		x	x	x		x
Securities Lending	x		x		x		x		x		x		x	x	x		x
Short Sales		**		**		**		**		**		**	**	**		**		**
Step-Up Bonds	—		—		—		—		—		—		x	x	—		—
Stripped Mortgage-Backed Securities	—		—		—		—		—		—		x	x	—		—
Structured Notes	x		x		x		—		x		x		x	x	x		x
Swaps	x		x		x		—		x		x		x	x	x		x
TIPS	—		—		—		—		—		—		x	x	—		—
U.S. Governments		*		*		*		*		*		*	x	x		*		*
Warrants	x		x		x		x		x		x		x	x	x		x
When-Issued Securities	x		x		x		x		x		x		x	x	x		x
Yankees and Eurobonds	—		—		—		—		—		—		x	x	—		—

The Equity and Institutional Equity Portfolios

Inst.
			Small	Real		Emerging	Inst.	Inst.	Small	Inst.
Investment Instrument/Strategy	Value	Growth	Cap	Estate	Int’l	Markets	Value	Growth	Cap	Int’l
Zero Coupon Agencies	—	—	—	—	—	—	x	x	—	—
The Income Portfolios:

Fixed Inc.
Investment Instrument/Strategy	Fixed	Fixed II	Oppy.	Short-Term	Interm.
Agencies	x	x	x	x	x
Asset-Backed Securities	x	x	x	x	x
Brady Bonds	x	x	x	—	—
Cash Equivalents	x	x	x	x		*
Collateralized Bond Obligations	—	—	x	—	—
Collateralized Debt Obligations	—	—	x	—	—
Collateralized Loan Obligations	—	—	x	—	—
Collateralized Mortgage Obligations	x	x	x	x	—
Commercial Paper	x	x	x	x		*
Convertibles	x	x	x	—	—
Corporates	x	x	x	—	—
Depositary Receipts	—	x	x	—	—
Emerging Markets Securities	—	—	x	—	—
Floaters	x	x	x	—	—
Foreign Currency	x	x	x	—	—
Foreign Equity (US $)	—	—	x	—	—
Foreign Equity (non-US $)	—	—	x	—	—
Foreign Fixed Income Securities	x	x	x	—	—
Mortgage Securities	x	x	x	x	x
Forwards	x	x	x	—	—
Futures	x	x	x	x	—
High Yield Securities	—	x	x	—	—
Inverse Floaters	x	x	x	—	—
Investment Companies	x	x	x	x	x
Loan (Participations and Assignments)	—	—	x	x	—
Municipals	x	x	x	x	x
Options	x	x	x	x	—
Preferred Stock	x	x	x	—	—
REITS	—	—	x	—	—

The Income Portfolios:

Fixed Inc.
Investment Instrument/Strategy	Fixed		Fixed II		Oppy.		Short-Term		Interm.
Repurchase Agreements		*		*		*		*		*
Reverse Repurchase Agreements		*		*		*		*		*
Rights	—		x		x		—		—
Stripped Mortgage-Backed Securities	—		x		x		—		—
Securities Lending	x		x		x		x		x
Short Sales		**		**		**		**		**
Step-Up Bonds	x		x		x		—		—
Structured Investments	x		x		x		x		x
Structured Notes	x		x		x		x		x
Swaps	x		x		x		x		x
TIPs	x		x		x		x		x
U.S. Governments	x		x		x		x		x
Warrants	—		—		x		—		—
When-Issued Securities	x		x		x		x		x
Yankees and Eurobonds	x		x		x		—		—
Zero Coupons Agencies	x		x		x		x		—

x	Allowable investment

-	Not an allowable investment

*	Money market instruments for cash management or temporary purposes

**	For hedging purposes
MUNICIPAL SECURITIES
As stated in the Prospectuses, The Short-Term Municipal Bond and The Intermediate Term Municipal Bond Portfolios, and to a lesser extent The Institutional Value Equity Portfolio, The Institutional Growth Equity Portfolio and each of the other Income Portfolios, may invest in municipal securities. Municipal securities consist of bonds, notes and other instruments issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from regular federal tax. Municipal securities may also be issued on a taxable basis.
The two principal classifications of municipal securities are “general obligations” and “revenue obligations.” General obligations are secured by the issuer’s pledge of its full faith and credit for the payment of principal and interest although the characteristics and enforcement of general obligations may vary according to law applicable to the particular issuer. Revenue obligations, which include, but are not limited to, private activity bonds, resource recovery bonds, certificates of participation and certain municipal notes, are not backed by the credit and taxing authority of the issuer and are payable solely from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Nevertheless, the obligations of the issuers with respect to “general obligations” and/or “revenue obligations” may be backed by a letter of credit, guarantee or insurance. General obligations and revenue obligations may be issued in a variety of forms, including commercial paper, fixed, variable and floating rate securities, tender option bonds, auction rate bonds and capital appreciation bonds. In addition to general obligations and revenue obligations, there is a variety of hybrid and special types of municipal securities. There are also numerous differences in the credit backing of municipal securities both within and between these two principal classifications. For the purpose of applying a portfolio’s investment restrictions, the identification of the issuer of a municipal security which is not a general obligation is made by the appropriate Specialist Manager based on the characteristics of the municipal security, the most important of which is the source of funds for the payment of principal and interest on such securities.
An entire issue of municipal securities may be purchased by one or a small number of institutional investors such as a portfolio. Thus, the issue may not be said to be publicly offered. Unlike some securities that are not publicly offered, a secondary market exists for many municipal securities that were not publicly offered initially and such securities can be readily marketable. The obligations of an issuer to pay the principal of and interest on a municipal security are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest or imposing other constraints upon the enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of the issuer to pay when due principal of or interest on a municipal security may be materially affected.
MUNICIPAL LEASES, CERTIFICATES OF PARTICIPATION AND OTHER PARTICIPATION INTERESTS. Municipal leases frequently involve special risks not normally associated with general obligation or revenue bonds, some of which are summarized in the Prospectuses. In addition, leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Thus, a portfolio’s investment in municipal leases will be subject to the special risk that the governmental issuer may not appropriate funds for lease payments. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and result in an unsatisfactory or delayed recoupment of a portfolio’s original investment.
Certificates of participation represent undivided interests in municipal leases, installment purchase contracts or other instruments. The certificates are typically issued by a trust or other entity which has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase contracts.
Certain municipal lease obligations and certificates of participation may be deemed illiquid for the purpose of the Portfolios’ respective limitations on investments in illiquid securities. Other municipal lease obligations and certificates of participation acquired by a Portfolio may be determined by the appropriate Specialist Manager, pursuant to guidelines adopted by the Board, to be liquid securities for the purpose of such Portfolio’s limitation on investments in illiquid securities. In determining the liquidity of municipal lease obligations and certificates of participation, the appropriate Specialist Manager will consider a variety of factors including: (1) the willingness of dealers to bid for the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades or quotes for the obligation; and (4) the nature of the marketplace trades. In addition, the appropriate Specialist Manager will consider factors unique to particular lease obligations and certificates of participation affecting the marketability thereof. These include the general creditworthiness of the issuer, the importance to the issuer of the property covered by the lease and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by a Portfolio. No Portfolio may invest more than 5% of its net assets in municipal leases. Each of the Income Portfolios may purchase participations in municipal securities held by a commercial bank or other financial institution. Such participations provide a Portfolio with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide a Portfolio with the right to demand payment, on not more than seven days notice, of all or any part of the Portfolio’s participation interest in the underlying municipal security, plus accrued interest.
PRIVATE PLACEMENTS. Certain of the Portfolios may invest in private placements. These securities are sold through private negotiations, usually to institutions or mutual funds, and may have resale restrictions. Their yields are usually higher than comparable public securities to compensate the investor for their limited marketability.
MUNICIPAL NOTES. Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes, Tax and Revenue Anticipation Notes and Construction Loan Notes. Tax Anticipation Notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond Anticipation Notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the notes. Tax and Revenue Anticipation Notes combine the funding sources of both Tax Anticipation Notes and Revenue Anticipation Notes. Construction Loan Notes are sold to provide construction financing. These notes are secured by mortgage notes insured by the Federal Housing Authority; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The obligations of an issuer of municipal notes are generally secured by the anticipated revenues from taxes, grants or bond financing. An investment in such instruments, however, presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer’s payment obligations under the notes or that refinancing will be otherwise unavailable.
TAX-EXEMPT COMMERCIAL PAPER. Issues of tax-exempt commercial paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by state and local governments and their agencies to finance working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, tax-exempt commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.
PRE-REFUNDED MUNICIPAL SECURITIES. The principal of and interest on municipal securities that have been pre-refunded are no longer paid from the original revenue source for the securities. Instead, after pre-refunding, the source of such payments is typically an escrow fund consisting of obligations issued or guaranteed by the U.S. Government. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer. Pre-refunded municipal securities are usually purchased at a price which represents a premium over their face value.
TENDER OPTION BONDS. A tender option bond is a municipal security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates. The bond is typically issued in conjunction with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof.
As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond’s fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. However, an institution will not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrade in the credit rating assigned to the issuer of the bond. The liquidity of a tender option bond is a function of the credit quality of both the bond issuer and the financial institution providing liquidity. Tender option bonds are deemed to be liquid unless, in the opinion of the appropriate Specialist Manager, the credit quality of the bond issuer and the financial institution is deemed, in light of the Portfolio’s credit quality requirements, to be inadequate. Each Income Portfolio intends to invest only in tender option bonds the interest on which will, in the opinion of bond counsel, counsel for the issuer of interests therein or counsel selected by the appropriate Specialist Manager, be exempt from regular federal income tax. However, because there can be no assurance that the Internal Revenue Service (“IRS”) will agree with such counsel’s opinion in any particular case, there is a risk that an Income Portfolio will not be considered the owner of such tender option bonds and thus will not be entitled to treat such interest as exempt from such tax. Additionally, the federal income tax treatment of certain other aspects of these investments, including the proper tax treatment of tender option bonds and the associated fees, in relation to various regulated investment company tax provisions is unclear. Each Income Portfolio intends to manage its portfolio in a manner designed to eliminate or minimize any adverse impact from the tax rules applicable to these investments.
AUCTION RATE SECURITIES. Auction rate securities consist of auction rate municipal securities and auction rate preferred securities issued by closed-end investment companies that invest primarily in municipal securities. Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by “Dutch” auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is the risk that an auction will fail due to insufficient demand for the securities.
Dividends on auction rate preferred securities issued by a closed-end fund may be designated as exempt from federal income tax to the extent they are attributable to tax-exempt interest income earned by the fund on the securities in its portfolio and distributed to holders of the preferred securities, provided that the preferred securities are treated as equity securities for federal income tax purposes and the closed-end fund complies with certain requirements under the Internal Revenue Code of 1986, as amended (the “Code”). For purposes of complying with the 20% limitation on each of the municipal Portfolio’s investments in taxable investments, auction rate preferred securities will be treated as taxable investments unless substantially all of the dividends on such securities are expected to be exempt from regular federal income taxes.
A portfolio’s investments in auction rate preferred securities of closed-end funds are subject to limitations on investments in other U.S. registered investment companies, which limitations are prescribed by the Investment Company Act. These limitations include prohibitions against acquiring more than 3% of the voting securities of any other such investment company, and investing more than 5% of that Portfolio’s total assets in securities of any one such investment company or more than 10% of its total assets in securities of all such investment companies. A portfolio will indirectly bear its proportionate share of any management fees paid by such closed-end funds in addition to the advisory fee payable directly by that portfolio.
PRIVATE ACTIVITY BONDS. Certain types of municipal securities, generally referred to as industrial development bonds (and referred to under current tax law as private activity bonds), are issued by or on behalf of public authorities to obtain funds for privately-operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues. The interest from certain private activity bonds owned by a Portfolio (including an Income Portfolio’s distributions attributable to such interest) may be a preference item for purposes of the alternative minimum tax. The Short-Term Municipal Bond Portfolio does not currently intend to invest in Private Activity Bonds.
MORTGAGE-BACKED AND ASSET-BACKED SECURITIES
MORTGAGE-BACKED SECURITIES. Certain Portfolios may invest in mortgage-backed securities, including derivative instruments. Mortgage-backed securities represent direct or indirect participations in or obligations collateralized by and payable from mortgage loans secured entirely or primarily by “pools” of residential or commercial mortgage loans or other assets. A Portfolio may invest in mortgage-backed securities issued by U.S. government agencies and government-sponsored entities such as the Government National Mortgage Association (“GNMA”), the Federal National Mortgage Association (“FNMA”), the Federal Home Loan Mortgage Corporation (“FHLMC”) and Federal Home Loan Banks. Obligations of GNMA are backed by the full faith and credit of the U.S. Government. Obligations of FNMA, FHLMC and Federal Home Loan Banks are not backed by the full faith and credit of the U.S. Government but are considered to be of high quality since they are considered to be instrumentalities of the United States. The payment of interest and principal on mortgage-backed obligations issued by these entities may be guaranteed by the full faith and credit of the U.S. Government (in the case of GNMA), or may be guaranteed by the issuer (in the case of FNMA and FHLMC). However, these guarantees do not apply to the market prices and yields of these securities, which vary with changes in interest rates as well as early prepayments of underlying mortgages. These securities represent ownership in a pool of Federally insured mortgage loans with a maximum maturity of 30 years. The scheduled monthly interest and principal payments relating to mortgages in the pool will be “passed through” to investors. Government mortgage-backed securities differ from conventional bonds in that principal is paid back to the certificate holders over the life of the loan rather than at maturity. As a result, there will be monthly scheduled payments of principal and interest.
Mortgage-backed securities also include securities issued by non-governmental entities including collateralized mortgage obligations (“CMOs”) and real estate mortgage investment conduits (“REMICs”) that are not insured or guaranteed. CMOs are securities collateralized by mortgages, mortgage pass-throughs, mortgage pay-through bonds (bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment), and mortgage-backed bonds (general obligations of the issuers payable out of the issuers’ general funds and additionally secured by a first lien on a pool of single family detached properties). Many CMOs are issued with a number of classes or series which have different maturities and are retired in sequence. Investors purchasing such CMOs in the shortest maturities receive or are credited with their pro rata portion of the unscheduled prepayments of principal up to a predetermined portion of the total CMO obligation. Until that portion of such CMO obligation is repaid, investors in the longer maturities receive interest only. Accordingly, the CMOs in the longer maturity series are less likely than other mortgage pass-throughs to be prepaid prior to their stated maturity. Although some of the mortgages underlying CMOs may be supported by various types of insurance, and some CMOs may be backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by U.S. government agencies or instrumentalities, the CMOs themselves are not generally guaranteed. REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities, including “regular” interests and “residual” interests. The Portfolios do not intend to acquire residual interests in REMICs under current tax law, due to certain disadvantages for regulated investment companies that acquire such interests.
Mortgage-backed securities are subject to unscheduled principal payments representing prepayments on the underlying mortgages. Although these securities may offer yields higher than those available from other types of securities, mortgage-backed securities may be less effective than other types of securities as a means of “locking in” attractive long-term rates because of the prepayment feature. For instance, when interest rates decline, the value of these securities likely will not rise as much as comparable debt securities due to the prepayment feature. In addition, these prepayments can cause the price of a mortgage-backed security originally purchased at a premium to decline in price to its par value, which may result in a loss.
Due to prepayments of the underlying mortgage instruments, mortgage-backed securities do not have a known actual maturity. In the absence of a known maturity, market participants generally refer to an estimated average life. The appropriate Specialist Manager believes that the estimated average life is the most appropriate measure of the maturity of a mortgage-backed security. Accordingly, in order to determine whether such security is a permissible investment, it will be deemed to have a remaining maturity of three years or less if the average life, as estimated by the appropriate Specialist Manager, is three years or less at the time of purchase of the security by a Portfolio. An average life estimate is a function of an assumption regarding anticipated prepayment patterns. The assumption is based upon current interest rates, current conditions in the appropriate housing markets and other factors. The assumption is necessarily subjective, and thus different market participants could produce somewhat different average life estimates with regard to the same security. Although the appropriate Specialist Manager will monitor the average life of the Portfolio securities of each Portfolio with a portfolio maturity policy and make needed adjustments to comply with such Portfolios’ policy as to average dollar weighted portfolio maturity, there can be no assurance that the average life of portfolio securities as estimated by the appropriate Specialist Manager will be the actual average life of such securities.
The residential mortgage market in the United States recently has experienced difficulties that may adversely affect the performance and market value of certain of the Portfolios’ mortgage-related investments. Delinquencies and losses on residential mortgage loans (especially subprime and second-lien mortgage loans) generally have increased recently and may continue to increase, and a decline in or flattening of housing values (as has recently been experienced and may continue to be experienced in many housing markets) may exacerbate such delinquencies and losses. Borrowers with adjustable rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates. Also, a number of residential mortgage loan originators have recently experienced serious financial difficulties or bankruptcy. Owing largely to the foregoing, reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen.
On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHLMC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC.
On September 7, 2008, the U.S. Treasury announced three additional steps taken by it in connection with the conservatorship. First, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. Second, the U.S. Treasury announced the creation of a new secured lending facility which is available to each of FNMA and FHLMC as a liquidity backstop. Third, the U.S. Treasury announced the creation of a temporary program to purchase mortgage-backed securities issued by each of FNMA and FHLMC. Both the liquidity backstop and the mortgage-backed securities purchase program are scheduled to expire in December 2009.

FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The liquidity backstop and the Senior Preferred Stock Purchase Agreement are both intended to enhance each of FNMA’s and FHLMC’s ability to meet its obligations.
Under the Federal Housing Finance Regulatory Reform Act of 2008 (the “Reform Act”), which was included as part of the Housing and Economic Recovery Act of 2008, FHFA, as conservator or receiver, has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver.
FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC because FHFA views repudiation as incompatible with the goals of the conservatorship. However, in the event that FHFA, as conservator or if it is later appointed as receiver for FNMA or FHLMC, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of FNMA’s or FHLMC’s assets available therefore.
In the event of repudiation, the payments of interest to holders of FNMA or FHLMC mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders.
Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. Although FHFA has stated that it has no present intention to do so, if FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of FNMA or FHLMC mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.
In addition, certain rights provided to holders of mortgage-backed securities issued by FNMA and FHLMC under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for FNMA and FHLMC mortgage-backed securities may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of FNMA or FHLMC, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such mortgage-backed securities have the right to replace FNMA or FHLMC as trustee if the requisite percentage of mortgage-backed securities holders consent. The Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed. The Reform Act also provides that no person may exercise any right or power to terminate, accelerate or declare an event of default under certain contracts to which FNMA or FHLMC is a party, or obtain possession of or exercise control over any property of FNMA or FHLMC, or affect any contractual rights of FNMA or FHLMC, without the approval of FHFA, as conservator or receiver, for a period of 45 or 90 days following the appointment of FHFA as conservator or receiver, respectively.
Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities or private insurers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Trust’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

ASSET-BACKED SECURITIES. Certain Portfolios may invest in asset-backed securities, which represent participations in, or are secured by and payable from, pools of assets including company receivables, truck and auto loans, leases and credit card receivables. The asset pools that back asset-backed securities are securitized through the use of privately-formed trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation, or other credit enhancements may be present. Certain asset backed securities may be considered derivative instruments.
REAL ESTATE SECURITIES
REAL ESTATE INVESTMENT TRUSTS (“REITS”). REITs are pooled investment vehicles that invest the majority of their assets directly in real property and/or in loans to building developers. They derive income primarily from the collection of rents and/or interest on loans.
REITs are sometimes informally characterized as Equity REITs, Mortgage REITs, Hybrid REITs and REOCs. An Equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings and derives its income primarily from rental income. An Equity REIT may also realize capital gains (or losses) by selling real estate properties in its portfolio that have appreciated (or depreciated) in value. A Mortgage REIT invests primarily in mortgages on real estate, which may secure construction, development or long-term loans. A Mortgage REIT generally derives its income primarily from interest payments on the credit it has extended. A Hybrid REIT combines the characteristics of Equity REITs and Mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate. REOCs are real estate companies that engage in the development, management, or financing of real estate. Typically, they provide services such as property management, property development, facilities management, and real estate financing. REOCs are publicly traded corporations that have not elected to be taxed as REITs. The three primary reasons for such an election are (a) availability of tax-loss carryforwards, (b) operation in non-REIT-qualifying lines of business, and (c) ability to retain earnings.
Similar to investment companies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. The Real Estate Securities Portfolio will indirectly bear its proportionate share of expenses incurred by REITs in which it invests in addition to the expenses incurred directly by the Portfolio.
Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. First, the value of a REIT may be affected by changes in the value of the underlying property owned by the REITs. In addition, REITs are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code and failing to maintain their exemption from registration under the Investment Company Act.
Investment in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks included in the Standard & Poor’s 500 Composite Stock Price Index (the “S&P Index”).
MONEY MARKET INSTRUMENTS
REPURCHASE AGREEMENTS. Repurchase Agreements may be used for temporary investment purposes. Under the terms of a typical repurchase agreement, a portfolio would acquire an underlying debt security for a relatively short period (usually not more than one week), subject to an obligation of the seller to repurchase that security and the obligation of that Portfolio to resell that security at an agreed-upon price and time. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon a portfolio’s ability to dispose of the underlying securities. The Specialist Manager for each Portfolio, in accordance with guidelines adopted by the Board, monitors the creditworthiness of those banks and non-bank dealers with which the respective Portfolios may enter into repurchase agreements. The Trust also monitors the market value of the securities underlying any repurchase agreement to ensure that the repurchase obligation of the seller is adequately collateralized.
Repurchase agreements may be entered into with primary dealers in U.S. government securities who meet credit guidelines established by the Board (each a “repo counterparty”). Under each repurchase agreement, the repo counterparty will be required to maintain, in an account with the Trust’s custodian bank, securities that equal or exceed the repurchase price of the securities subject to the repurchase agreement. A Portfolio will generally enter into repurchase agreements with short durations, from overnight to one week, although securities subject to repurchase agreements generally have longer maturities. A Portfolio may not enter into a repurchase agreement with more than seven days to maturity if, as a result, more than 15% of the value of its net assets would be invested in illiquid securities including such repurchase agreements. For purposes of the Investment Company Act, a repurchase agreement may be deemed a loan to the repo counterparty. It is not clear whether, in the context of a bankruptcy proceeding involving a repo counterparty, a court would consider a security acquired by a portfolio subject to a repurchase agreement as being owned by that portfolio or as being collateral for such a “loan.” If a court were to characterize the transaction as a loan, and a portfolio has not perfected a security interest in the security acquired, that portfolio could be required to turn the security acquired over to the bankruptcy trustee and be treated as an unsecured creditor of the repo counterparty. As an unsecured creditor, a portfolio would be at the risk of losing some or all of the principal and income involved in the transaction. In the event of any such bankruptcy or insolvency proceeding involving a repo counterparty with whom a portfolio has outstanding repurchase agreements, a portfolio may encounter delays and incur costs before being able to sell securities acquired subject to such repurchase agreements. Any such delays may involve loss of interest or a decline in price of the security so acquired.
Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the repo counterparty may fail to repurchase the security. However, a Portfolio will always receive as collateral for any repurchase agreement to which it is a party, securities acceptable to it, the market value of which is equal to at least 102% of the repurchase price, and the Portfolio will make payment against such securities only upon physical delivery or evidence of book entry transfer of such collateral to the account of its custodian bank. If the market value of the security subject to the repurchase agreement falls below the repurchase price the Trust will direct the repo counterparty to deliver to the Trust’s custodian additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price.
COMMERCIAL PAPER. Commercial paper is a short-term, unsecured negotiable promissory note of a U.S. or non-U.S. issuer. Each of the Portfolios may purchase commercial paper for temporary purposes; The Institutional Value Equity Portfolio, The Institutional Growth Equity Portfolio and the Income Portfolios may acquire these instruments as described in the Prospectuses. Each Portfolio may similarly invest in variable rate master demand notes which typically are issued by large corporate borrowers and which provide for variable amounts of principal indebtedness and periodic adjustments in the interest rate. Demand notes are direct lending arrangements between a portfolio and an issuer, and are not normally traded in a secondary market. A portfolio, however, may demand payment of principal and accrued interest at any time. In addition, while demand notes generally are not rated, their issuers must satisfy the same criteria as those that apply to issuers of commercial paper. The appropriate Specialist Manager will consider the earning power, cash flow and other liquidity ratios of issuers of demand notes and continually will monitor their financial ability to meet payment on demand. See also “Variable and Floating Rate Instruments,” below.
BANK OBLIGATIONS. Bank Obligations may include certificates of deposit, time deposits and bankers’ acceptances. Certificates of Deposit (“CDs”) are short-term negotiable obligations of commercial banks. Time Deposits (“TDs”) are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers usually in connection with international transactions. U.S. commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (the “FDIC”). U.S. banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to a portfolio, depending upon the principal amount of CDs of each bank held by the Portfolio) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of governmental regulations, U.S. branches of U.S. banks, among other things, generally are required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness. U.S. savings and loan associations, the CDs of which may be purchased by the Portfolios, are supervised and subject to examination by the Office of Thrift Supervision. U.S. savings and loan associations are insured by the Savings Association Insurance Portfolio which is administered by the FDIC and backed by the full faith and credit of the U.S. government.
VARIABLE AND FLOATING RATE INSTRUMENTS. Short-term variable rate instruments (including floating rate instruments) from banks and other issuers may be used for temporary investment purposes, or longer-term variable and floating rate instruments may be used in furtherance of a Portfolio’s investment objectives. A “variable rate instrument” is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. A “floating rate instrument” is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. These instruments may include variable amount master demand notes that permit the indebtedness to vary in addition to providing for periodic adjustments in the interest rates.

Variable rate instruments are generally not rated by nationally recognized ratings organizations. The appropriate Specialist Manager will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instrument is subject to a demand feature, will continuously monitor their financial ability to meet payment on demand. Where necessary to ensure that a variable or floating rate instrument is equivalent to the quality standards applicable to a Portfolio’s fixed income investments, the issuer’s obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. Any bank providing such a bank letter, line of credit, guarantee or loan commitment will meet the Portfolio’s investment quality standards relating to investments in bank obligations. A Portfolio will invest in variable and floating rate instruments only when the appropriate Specialist Manager deems the investment to involve minimal credit risk. The Specialist Manager will also continuously monitor the creditworthiness of issuers of such instruments to determine whether a Portfolio should continue to hold the investments.
The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and a portfolio could suffer a loss if the issuer defaults or during periods in which a portfolio is not entitled to exercise its demand rights. Variable and floating rate instruments held by a Portfolio will be subject to the Portfolio’s limitation on investments in illiquid securities when a reliable trading market for the instruments does not exist and the Portfolio may not demand payment of the principal amount of such instruments within seven days. If an issuer of a variable rate demand note defaulted on its payment obligation, a Portfolio might be unable to dispose of the note and a loss would be incurred to the extent of the default.
SECURITIES LENDING. Certain of the Portfolios may lend from their total assets in the form of their portfolio securities to broker dealers under contracts calling for collateral equal to at least the market value of the securities loaned, marked to market on a daily basis. The Portfolios will continue to benefit from interest or dividends on the securities loaned and may also earn a return from the collateral, which may include shares of a money market fund subject to any investment restrictions listed in this Statement. The Portfolios pay various fees in connection with the investment of the collateral. Under some securities lending arrangements a Portfolio may receive a set fee for keeping its securities available for lending. Any voting rights, or rights to consent, relating to securities loaned pass to the borrower.
OTHER FIXED INCOME SECURITIES AND STRATEGIES.
HIGH YIELD SECURITIES. High yield securities, commonly referred to as junk bonds, are debt obligations rated below investment grade, i.e., below BBB by Standard & Poor’s Ratings Group (“S&P”) or Baa by Moody’s Investors Service, Inc. (“Moody’s”), or their unrated equivalents. The Fixed Income Opportunity Portfolio invests primarily in such securities. The Real Estate Securities Portfolio and The Fixed Income II Portfolio may also invest in such securities according to each Portfolio’s Prospectus. While any investment carries some risk, certain risks associated with high yield securities which are different than those for investment grade are as follows:
1.	The market for high risk, high yield securities may be thinner and less active, causing market price volatility and limited liquidity in the secondary market. This may limit the ability of a Fund to sell these securities at their fair market values either to meet redemption requests, or in response to changes in the economy or the financial markets.

2.	Market prices for high risk, high yield securities may also be affected by investors’ perception of the issuer’s credit quality and the outlook for economic growth. Thus, prices for high risk, high yield securities may move independently of interest rates and the overall bond market.

3.	The market for high risk, high yield securities may be adversely affected by legislative and regulatory developments.

4.	The risk of loss through default is greater for high yield fixed income securities than for investment grade debt because the issuers of these securities frequently have high debt levels and are thus more sensitive to difficult economic conditions, individual corporate developments and rising interest rates.
Consequently, the market price of these securities may be quite volatile and may result in wider fluctuations in a portfolio’s net asset value per share.
In addition, an economic downturn or increase in interest rates could have a negative impact on both the markets for high yield securities (resulting in a greater number of bond defaults) and the value of such securities held by a portfolio. Current laws, such as those requiring federally insured savings and loan associations to remove investments in such lower rated securities from their funds, as well as other pending proposals, may also have a material adverse effect on the market for lower rated securities.

The economy and interest rates may affect high yield securities differently than other securities. For example, the prices of such securities are more sensitive to adverse economic changes or individual corporate developments than are the prices of higher rated investments. In addition, during an economic downturn or period in which interest rates are rising significantly, highly leveraged issuers may experience financial difficulties, which, in turn, would adversely affect their ability to service their principal and interest payment obligations, meet projected business goals and obtain additional financing.
If an issuer of a security held by a portfolio defaults, that portfolio may incur additional expenses to seek recovery. In addition, periods of economic uncertainty would likely result in increased volatility for the market prices of high yield securities as well as the Portfolio’s net asset value. In general, both the prices and yields of such securities will fluctuate.
In certain circumstances it may be difficult to determine a security’s fair value due to a lack of reliable objective information. Such instances occur where there is no established secondary market for the security or the security is lightly traded. As a result, a portfolio’s valuation of a security and the price it is actually able to obtain when it sells the security could differ.
Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield securities held by a portfolio, especially in a thinly traded market. Illiquid or restricted securities held by a portfolio may involve special registration responsibilities, liabilities and costs, and could involve other liquidity and valuation difficulties.
The ratings of Moody’s, S&P and Fitch evaluate the safety of a lower rated security’s principal and interest payments, but do not address market value risk. Because the ratings of the rating agencies may not always reflect current conditions and events, in addition to using recognized rating agencies and other sources, the Specialist Managers perform their own analysis of the issuers of high yield securities purchased by a Portfolio. Because of this, a Portfolio’s performance may depend more on its own credit analysis than is the case for mutual funds investing in higher rated securities.
The Specialist Managers continuously monitor the issuers of high yield securities held by a Portfolio for their ability to make required principal and interest payments, as well as in an effort to control the liquidity of the Portfolio so that it can meet redemption requests.
CUSTODIAL RECEIPTS. Custodial Receipts are U.S. government securities and their unmatured interest coupons that have been separated (“stripped”) by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. government securities, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including “Treasury Income Growth Receipts” (“TIGRs”) and “Certificate of Accrual on Treasury Securities” (“CATS”). The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. The underlying U.S. Treasury bonds and notes themselves are generally held in book-entry form at a Federal Reserve Bank. Counsel to the underwriters of these certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. government securities for federal tax and securities purposes. In the case of CATS and TIGRs, the IRS has reached this conclusion for the purpose of applying the tax diversification requirements applicable to regulated investment companies such as the Portfolios. CATS and TIGRs are not considered U.S. government securities by the staff of the Commission. Further, the IRS conclusion noted above is contained only in a general counsel memorandum, which is an internal document of no precedential value or binding effect, and a private letter ruling, which also may not be relied upon by the Portfolios. The Trust is not aware of any binding legislative, judicial or administrative authority on this issue.
WHEN-ISSUED SECURITIES. When-issued transactions involve a commitment to purchase at a predetermined price or yield in which delivery takes place after the customary settlement period for that type of security. Fixed income securities may be purchased on a “when-issued” basis. The price of securities purchased on a when-issued basis, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities takes place at a later date. Normally, the settlement date occurs within one month of the purchase. At the time a commitment to purchase a security on a when-issued basis is made, the transaction is recorded and the value of the security will be reflected in determining net asset value. No payment is made by the purchaser, until settlement. The market value of the when-issued securities may be more or less than the purchase price. The Trust does not believe that net asset value will be adversely affected by the purchase of securities on a when-issued basis. Equity securities acquired by an Equity Portfolio as a result of corporate actions such as spin-offs may be treated as when-issued securities under certain circumstances.

LOAN PARTICIPATIONS AND ASSIGNMENTS. Loan Participations typically will result in a portfolio having a contractual relationship only with the lender, not with the borrower. A portfolio will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Loan Participations, a portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and a portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a portfolio will assume the credit risk of both the borrower and the lender that is selling the Participation. In the event of the insolvency of the lender selling a Loan Participation, a portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. A Portfolio will acquire Loan Participations only if the lender interpositioned between the Portfolio and the borrower is determined by the applicable Specialist Manager to be creditworthy. When a Portfolio purchases Assignments from lenders, the Portfolio will acquire direct rights against the borrower on the loan, except that under certain circumstances such rights may be more limited than those held by the assigning lender.
A portfolio may have difficulty disposing of Assignments and Loan Participations. Since the market for such instruments is not highly liquid, the portfolio anticipates that such instruments could be sold only to a limited number of institutional investors. Further, restrictions in the underlying credit agreement could limit the number of eligible purchasers. The lack of a highly liquid secondary market and restrictions in the underlying credit agreement may have an adverse impact on the value of such instruments and will have an adverse impact on the portfolio’s ability to dispose of particular Assignments or Loan Participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. In valuing a Loan Participation or Assignment held by a portfolio for which a secondary trading market exists, the portfolio will rely upon prices or quotations provided by banks, dealers or pricing services. To the extent a secondary trading market does not exist, the Portfolio’s Loan Participations and Assignments will be valued in accordance with procedures adopted by the Board of Trustees, taking into consideration, among other factors: (i) the creditworthiness of the borrower and the lender; (ii) the current interest rate; period until next rate reset and maturity of the loan; (iii) currently available prices in the market for similar loans; and (iv) currently available prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.
STRUCTURED PRODUCTS. One common type of security is a “structured” product. Structured products, such as structured notes, generally are individually negotiated agreements and may be traded over-the-counter. They are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities (“structured securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments.
With respect to structured products, because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there is currently no active trading market for these securities.
EURODOLLAR AND YANKEE DOLLAR OBLIGATIONS. Eurodollar obligations are U.S. dollar denominated obligations issued outside the United States by non-U.S. corporations or other entities. Yankee dollar obligations are U.S. dollar denominated obligations issued in the United States by non-U.S. corporations or other entities. Yankee obligations are subject to the same risks that pertain to the domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Yankee obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital from flowing across their borders. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization or foreign issuers.
ZERO COUPON SECURITIES. Zero coupon securities are debt securities that make no coupon payment but are sold at substantial discounts from their value at maturity. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the expected return on their investment will be. Zero coupon securities may have conversion features. Zero coupon securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. Zero coupon securities may be issued by a wide variety of corporate and governmental issuers. Although these instruments are generally not traded on a national securities exchange, they are widely traded by brokers and dealers and, to such extent, will generally not be considered illiquid for the purposes of a Portfolio’s limitation on investments in illiquid securities.
TREASURY INFLATION PROTECTED SECURITIES (“TIPS”). TIPS are securities issued by the U.S. Treasury that are designed to provide inflation protection to investors. TIPS are income-generating instruments that provide a ‘real rate of return’ by adjusting interest and principal payments for the impact of inflation. This periodic inflation adjustment of U.S. inflation-indexed securities is tied to the Consumer Price Index (CPI), which is calculated monthly by the U.S. Bureau of Labor Statistics. CPI measures the change in the cost of a fixed basket of consumer goods and services, such as transportation, food, and housing. A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises, both the principal value and the interest payments increase. This can provide investors with a hedge against inflation, as it helps preserve the purchasing power of an investment. Because of this inflation adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds.
NON-PUBLICLY TRADED SECURITIES; RULE 144A SECURITIES. The Portfolios may purchase securities that are not registered under the Securities Act of 1933, as amended (the “1933 Act”), but that can be sold to “accredited investors” under Regulation D under the 1933 Act (“Reg. D Securities”) or “qualified institutional buyers” in accordance with Rule 144A under the 1933 Act (“Rule 144A Securities”). An investment in Rule 144A Securities will be considered illiquid and therefore subject to a portfolio’s limitation on the purchase of illiquid securities, unless a portfolio’s governing Board of Trustees determines on an ongoing basis that an adequate trading market exists for the security. In addition to an adequate trading market, the Board of Trustees will also consider factors such as trading activity, availability of reliable price information and other relevant information in determining whether a Rule 144A Security is liquid. This investment practice could have the effect of increasing the level of illiquidity in a portfolio to the extent that qualified institutional buyers become uninterested for a time in purchasing Rule 144A Securities. The Board of Trustees will carefully monitor any investments by a Portfolio in Rule 144A Securities. The Trust’s Board of Trustees may adopt guidelines and delegate to the Specialist Managers the daily function of determining and monitoring the liquidity of Rule 144A Securities, although the Board of Trustees will retain ultimate responsibility for any determination regarding liquidity.
Non-publicly traded securities (including Reg. D and Rule 144A Securities) may involve a high degree of business and financial risk and may result in substantial losses. These securities may be less liquid than publicly traded securities, and a Portfolio may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could be less than those originally paid by a portfolio. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded. A portfolio’s investments in illiquid securities are subject to the risk that should a portfolio desire to sell any of these securities when a ready buyer is not available at a price that is deemed to be representative of their value, the value of the portfolio’s net assets could be adversely affected.
ILLIQUID SECURITIES. Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business (within seven days) at approximately the prices at which they are valued. Because of their illiquid nature, illiquid securities must be priced at fair value as determined in good faith pursuant to procedures approved by the Trust’s Board of Trustees. Despite such good faith efforts to determine fair value prices, a Portfolio’s illiquid securities are subject to the risk that the security’s fair value price may differ from the actual price, which the Portfolio may ultimately realize upon its sale or disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to a Portfolio. Under the supervision of the Trust’s Board of Trustees, the Specialist Manager determines the liquidity of a Portfolio’s investments. In determining the liquidity of a Portfolio’s investments, the Specialist Manager may consider various factors, including (1) the frequency and volume of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security).
PREFERRED STOCK. Preferred stock is a corporate equity security that pays a fixed or variable stream of dividends. Preferred stock is generally a non-voting security.

FOREIGN INVESTMENTS.
FOREIGN SECURITIES AND FOREIGN GOVERNMENT SECURITIES. American Depositary Receipts (“ADRs”) are dollar-denominated receipts generally issued in registered form by domestic banks that represent the deposit with the bank of a security of a foreign issuer. ADRs, which are publicly traded on U.S. exchanges and in the over-the-counter markets. Generally, they are issued in registered form, denominate in U.S. dollars, and designed for use in the U.S. securities markets. The Equity and Institutional Equity Portfolios are permitted to invest in ADRs. Additionally, these portfolios may invest in European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). EDRs are similar to ADRs but are issued and traded in Europe. Both EDRs and GDRs may be issued in bearer form and denominated in currencies other than U.S. dollars, and are generally designed for use in securities markets outside the U.S. For purposes of the Trust’s investment policies, ADRs, EDRs and GDRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR, EDR or GDR representing ownership of common stock will be treated as common stock. ADR, EDR or GDR programs may be sponsored or unsponsored. The depositary receipts are securities that demonstrate ownership interests in a security or pool of securities that have been placed with a ‘depository.’ These depositary receipts may be sponsored or unsponsored. Depositary receipts may or may not be denominated in the same currency as the underlying securities. Unsponsored programs are subject to certain risks. In contrast to sponsored programs, where the foreign issuer of the underlying security works with the depository institution to ensure a centralized source of information about the underlying company, including any annual or other similar reports to shareholders, dividends and other corporate actions, unsponsored programs are based on a service agreement between the depository institution and holders of ADRs, EDRs or GDRs issued by the program; thus, investors bear expenses associated with certificate transfer, custody and dividend payments. In addition, there may be several depository institutions involved in issuing unsponsored ADRs, EDRs or GDRs for the same underlying issuer. Such duplication may lead to market confusion because there would be no central source of information for buyers, sellers and intermediaries, and delays in the payment of dividends and information about the underlying issuer or its securities could result. For other depositary receipts, the depository may be foreign or a U.S. entity, and the underlying securities may have a foreign or U.S. issuer.
The foreign government securities in which certain Portfolios may invest generally consist of debt obligations issued or guaranteed by national, state or provincial governments or similar political subdivisions. Foreign government securities also include debt securities of supranational entities. Such securities may be denominated in other currencies. Currently, The Fixed Income Portfolio intends to invest only in obligations issued or guaranteed by the Asian Development Bank, the Inter-American Development Bank, the International Bank for Reconstruction and Development (the “World Bank”), the African Development Bank, the European Coal and Steel Community, the European Economic Community, the European Investment Bank and the Nordic Investment Bank. Foreign government securities also include mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including quasi-governmental agencies. A Portfolio may invest in foreign government securities in the form of ADRs as described above.
The Real Estate Securities Portfolio may invest without limit in equity securities of non-U.S. real estate companies, or sponsored and unsponsored depositary receipts for such securities.
CURRENCY RELATED INSTRUMENTS. As indicated in the Prospectuses, certain Portfolios may use forward foreign currency exchange contracts in connection with permitted purchases and sales of securities of non-U.S. issuers. Certain Portfolios may, consistent with their respective investment objectives and policies, use such contracts as well as certain other currency related instruments to reduce the risks associated with the types of securities in which each is authorized to invest and to hedge against fluctuations in the relative value of the currencies in which securities held by each are denominated. The following discussion sets forth certain information relating to forward currency contracts and other currency related instruments, together with the risks that may be associated with their use.
ABOUT CURRENCY TRANSACTIONS AND HEDGING. Certain Portfolios are authorized to purchase and sell options, futures contracts and options thereon relating to foreign currencies and securities denominated in foreign currencies. Such instruments may be traded on foreign exchanges, including foreign over-the-counter markets. Transactions in such instruments may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by: (i) foreign political, legal and economic factors; (ii) lesser availability than in the United States of data on which to make trading decisions; (iii) delays in a portfolio’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States; and (iv) lesser trading volume. Foreign currency exchange transactions may be entered into for the purpose of hedging against foreign currency exchange risk arising from the Portfolio’s investment or anticipated investment in securities denominated in foreign currencies. Options relating to foreign currencies may also be purchased or sold to increase exposure to a foreign currency or to shift foreign currency exposure from one country to another.

FOREIGN CURRENCY OPTIONS AND RELATED RISKS. Certain Portfolios may take positions in options on foreign currencies to hedge against the risk of foreign exchange rate fluctuations on foreign securities the Portfolio holds in its portfolio or intends to purchase. For example, if the Portfolio were to enter into a contract to purchase securities denominated in a foreign currency, it could effectively fix the maximum U.S. dollar cost of the securities by purchasing call options on that foreign currency. Similarly, if the Portfolio held securities denominated in a foreign currency and anticipated a decline in the value of that currency against the U.S. dollar, it could hedge against such a decline by purchasing a put option on the currency involved. The markets in foreign currency options are relatively new, and the Portfolio’s ability to establish and close out positions in such options is subject to the maintenance of a liquid secondary market. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally. The quantities of currencies underlying option contracts represent odd lots in a market dominated by transactions between banks, and as a result extra transaction costs may be incurred upon exercise of an option. There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations be firm or revised on a timely basis. Quotation information is generally representative of very large transactions in the interbank market and may not reflect smaller transactions where rates may be less favorable. Option markets may be closed while round-the-clock interbank currency markets are open, and this can create price and rate discrepancies.
FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. To the extent indicated in the Prospectuses, the Portfolios may use forward contracts to protect against uncertainty in the level of future exchange rates in connection with specific transactions or for hedging purposes. For example, when a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Portfolio anticipates the receipt in a foreign currency of dividend or interest payments on a security that it holds, the Portfolio may desire to “lock in” the U.S. dollar price of the security or the U.S. dollar equivalent of the payment, by entering into a forward contract for the purchase or sale of the foreign currency involved in the underlying transaction in exchange for a fixed amount of U.S. dollars or foreign currency. This may serve as a hedge against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received. The International Equity, Institutional International Equity and Emerging Markets Portfolios may also use forward contracts in connection with specific transactions. In addition, they may use such contracts to lock in the U.S. dollar value of those positions, to increase the Portfolio’s exposure to foreign currencies that the Specialist Manager believes may rise in value relative to the U.S. dollar or to shift the Portfolio’s exposure to foreign currency fluctuations from one country to another. For example, when the Specialist Manager believes that the currency of a particular foreign country may suffer a substantial decline relative to the U.S. dollar or another currency, it may enter into a forward contract to sell the amount of the former foreign currency approximating the value of some or all of the portfolio securities held by the Portfolio that are denominated in such foreign currency. This investment practice generally is referred to as “cross-hedging.”
The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Portfolio is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Portfolio to sustain losses on these contracts and transaction costs. A portfolio may enter into forward contracts or maintain a net exposure to such contracts only if: (1) the consummation of the contracts would not obligate the portfolio to deliver an amount of foreign currency in excess of the value of the portfolio’s securities and other assets denominated in that currency; or (2) the portfolio maintains cash, U.S. government securities or other liquid securities in a segregated account in an amount which, together with the value of all the portfolio’s securities denominated in such currency, equals or exceeds the value of such contracts.
At or before the maturity date of a forward contract that requires the portfolio to sell a currency, the portfolio may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the portfolio will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the portfolio may close out a forward contract requiring it to purchase a specified currency by entering into another contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. As a result of such an offsetting transaction, a Portfolio would realize a gain or a loss to the extent of any change in the exchange rate between the currencies involved between the execution dates of the first and second contracts. The cost to a portfolio of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the prevailing market conditions. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of forward contracts does not eliminate fluctuations in the prices of the underlying securities the portfolio owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward contracts limit the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result should the value of the currencies increase.
Although the Portfolios value their assets daily in terms of U.S. dollars, no Portfolio intends to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Portfolios may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.
HEDGING INSTRUMENTS AND OTHER DERIVATIVES.
OPTIONS. To the extent indicated in the Prospectuses, the Portfolios may, consistent with their investment objectives and policies, use options on securities and securities indexes to reduce the risks associated with the types of securities in which each is authorized to invest and/or in anticipation of future purchases, including to achieve market exposure, pending direct investment in securities. A Portfolio may use options only in a manner consistent with its investment objective and policies and may not invest more than 10% of its total assets in option purchases. With the exception of The Institutional Value Equity Portfolio and The Institutional Growth Equity Portfolio, options may be used only for the purpose of reducing investment risk or to gain market exposure pending investment. The Institutional Value Equity Portfolio and The Institutional Growth Equity Portfolio may invest in options as disclosed in their Prospectus. The Portfolios may invest in options on individual securities, baskets of securities or particular measurements of value or rate (an “index”), such as an index of the price of treasury securities or an index representative of short-term interest rates. Such options may be traded on an exchange or in the over-the-counter (“OTC”) markets. OTC options are subject to greater credit and liquidity risk. See “Additional Risk Factors of OTC Options.” The following discussion sets forth certain information relating to the types of options that the Portfolios may use, together with the risks that may be associated with their use.
ABOUT OPTIONS ON SECURITIES. A call option is a short-term contract pursuant to which the purchaser of the option, in return for a premium, has the right to buy the security underlying the option at a specified price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option during the option period, to deliver the underlying security against payment of the exercise price. A put option is a similar contract that gives its purchaser, in return for a premium, the right to sell the underlying security at a specified price during the term of the option. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option during the option period, to buy the underlying security at the exercise price. Options may be based on a security, a securities index or a currency. Options on securities are generally settled by delivery of the underlying security whereas options on a securities index or currency are settled in cash.
OPTION PURCHASES. Call options on securities may be purchased in order to fix the cost of a future purchase. In addition, call options may be used as a means of participating in an anticipated advance of a security on a more limited risk basis than would be possible if the security itself were purchased. In the event of a decline in the price of the underlying security, use of this strategy would serve to limit the amount of loss, if any, to the amount of the option premium paid. Conversely, if the market price of the underlying security rises and the call is exercised or sold at a profit, that profit will be reduced by the amount initially paid for the call.
Put options may be purchased in order to hedge against a decline in market value of a security held by the purchasing Portfolio. The put effectively guarantees that the underlying security can be sold at the predetermined exercise price, even if that price is greater than the market value at the time of exercise. If the market price of the underlying security increases, the profit realized on the eventual sale of the security will be reduced by the premium paid for the put option. Put options may also be purchased on a security that is not held by the purchasing portfolio in anticipation of a price decline in the underlying security. In the event the market value of such security declines below the designated exercise price of the put, the purchasing portfolio would then be able to acquire the underlying security at the market price and exercise its put option, thus realizing a profit. In order for this strategy to be successful, however, the market price of the underlying security must decline so that the difference between the exercise price and the market price is greater than the option premium paid.

OPTION WRITING. Call options may be written (sold) by the Portfolios. Generally, calls will be written only when, in the opinion of a Portfolio’s Specialist Manager, the call premium received, plus anticipated appreciation in the market price of the underlying security up to the exercise price of the call, will be greater than the appreciation in the price of the underlying security.
Put options may also be written. This strategy will generally be used when it is anticipated that the market value of the underlying security will remain higher than the exercise price of the put option or when a temporary decrease in the market value of the underlying security is anticipated and, in the view of a Portfolio’s Specialist Manager, it would not be appropriate to acquire the underlying security. If the market price of the underlying security rises or stays above the exercise price, it can be expected that the purchaser of the put will not exercise the option and a profit, in the amount of the premium received for the put, will be realized by the writer of the put. However, if the market price of the underlying security declines or stays below the exercise price, the put option may be exercised and the portfolio that sold the put will be obligated to purchase the underlying security at a price that may be higher than its current market value. All option writing strategies will be employed only if the option is “covered.” For this purpose, “covered” means that, so long as the Portfolio that has written (sold) the option is obligated as the writer of a call option, it will (1) own the security underlying the option; or (2) hold on a share-for-share basis a call on the same security, the exercise price of which is equal to or less than the exercise price of the call written. In the case of a put option, the Portfolio that has written (sold) the put option will (1) maintain cash or cash equivalents in an amount equal to or greater than the exercise price; or (2) hold on a share-for share basis, a put on the same security as the put written provided that the exercise price of the put held is equal to or greater than the exercise price of the put written.
OPTIONS ON SECURITIES INDICES. Options on securities indices may be used in much the same manner as options on securities. Index options may serve as a hedge against overall fluctuations in the securities markets or market sectors, rather than anticipated increases or decreases in the value of a particular security. Thus, the effectiveness of techniques using stock index options will depend on the extent to which price movements in the securities index selected correlate with price movements of the Portfolio to be hedged. Options on stock indices are settled exclusively in cash.
RISK FACTORS RELATING TO THE USE OF OPTIONS STRATEGIES. The premium paid or received with respect to an option position will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the option period, supply and demand, and interest rates. Moreover, the successful use of options as a hedging strategy depends upon the ability to forecast the direction of market fluctuations in the underlying securities, or in the case of index options, in the market sector represented by the index selected.
Under normal circumstances, options traded on one or more of the several recognized options exchanges may be closed by effecting a “closing purchase transaction,” (i.e., by purchasing an identical option with respect to the underlying security in the case of options written and by selling an identical option on the underlying security in the case of options purchased). A closing purchase transaction will effectively cancel an option position, thus permitting profits to be realized on the position, to prevent an underlying security from being called from, or put to, the writer of the option or, in the case of a call option, to permit the sale of the underlying security. A profit or loss may be realized from a closing purchase transaction, depending on whether the overall cost of the closing transaction (including the price of the option and actual transaction costs) is less or more than the premium received from the writing of the option. It should be noted that, in the event a loss is incurred in a closing purchase transaction, that loss may be partially or entirely offset by the premium received from a simultaneous or subsequent sale of a different call or put option. Also, because increases in the market price of an option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction is likely to be offset in whole or in part by appreciation of the underlying security held. Options will normally have expiration dates between three and nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities at the time the options are written. Options that expire unexercised have no value. Unless an option purchased by a Portfolio is exercised or a closing purchase transaction is effected with respect to that position, a loss will be realized in the amount of the premium paid.
ADDITIONAL RISK FACTORS OF OTC OPTIONS. Certain instruments traded in OTC markets, including indexed securities and OTC options, involve significant liquidity and credit risks. The absence of liquidity may make it difficult or impossible for a Portfolio to sell such instruments promptly at an acceptable price. In addition, lack of liquidity may also make it more difficult to the Portfolio to ascertain a market value for the instrument. A Portfolio will only acquire an illiquid OTC instrument if the agreement with the counterparty contains a formula price at which the contract can be sold or terminated or if on each business day, the Specialist Manager anticipates that at least one dealer quote is available.
Instruments traded in OTC markets are not guaranteed by an exchange or clearing organization and generally do not require payment of margin. To the extent that a Portfolio has unrealized gains in such instruments or has deposited collateral with its counterparty, the

Portfolio is at risk that its counterparty will become bankrupt or otherwise fail to honor its obligations. The Portfolio will attempt to minimize these risks by engaging in transactions with counterparties who have significant capital or who have provided the Portfolio with a third party guarantee or credit enhancement.
FUTURES CONTRACTS AND RELATED INSTRUMENTS. To the extent indicated in the Prospectuses, the Portfolios may use futures contracts and options on futures contracts. With the exception of The Institutional Value Equity and Institutional Growth Equity Portfolios, a Portfolio may invest in futures-related instruments only for hedging purposes and to gain market exposure pending investment and only in a manner consistent with its investment objective and policies. With the exception of The Institutional Value Equity and Institutional Growth Equity Portfolios, no Portfolio may commit more than 5% of its net assets, in the aggregate, to margin deposits on futures contracts or premiums for options on futures contracts. The following discussion sets forth certain information relating to the types of futures contracts that the Portfolios may use, together with the risks that may be associated with their use. As part of their investment strategies, a portion of each of The Institutional Value Equity and Institutional Growth Equity Portfolios will invest directly in futures contracts and options on futures contracts to attempt to achieve each Portfolio’s investment objective without investing directly in the securities included in the underlying index.
ABOUT FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. A futures contract is a bilateral agreement pursuant to which one party agrees to make, and the other party agrees to accept, delivery of the specified type of security or currency called for in the contract at a specified future time and at a specified price. In practice, however, contracts relating to financial instruments or currencies are closed out through the use of closing purchase transactions before the settlement date and without delivery or the underlying security or currency. In the case of futures contracts based on a securities index, the contract provides for “delivery” of an amount of cash equal to the dollar amount specified multiplied by the difference between the value of the underlying index on the settlement date and the price at which the contract was originally fixed.
STOCK INDEX FUTURES CONTRACTS. A Portfolio may sell stock index futures contracts in anticipation of a general market or market sector decline that may adversely affect the market values of securities held. To the extent that securities held correlate with the index underlying the contract, the sale of futures contracts on that index could reduce the risk associated with a market decline. Where a significant market or market sector advance is anticipated, the purchase of a stock index futures contract may afford a hedge against not participating in such advance at a time when a Portfolio is not fully invested. This strategy would serve as a temporary substitute for the purchase of individual stocks which may later be purchased in an orderly fashion. Generally, as such purchases are made, positions in stock index futures contracts representing equivalent securities would be liquidated.
FUTURES CONTRACTS ON DEBT SECURITIES. Futures contracts on debt securities, often referred to as “interest rate futures,” obligate the seller to deliver a specific type of debt security called for in the contract, at a specified future time. A public market now exists for futures contracts covering a number of debt securities, including long-term U.S. Treasury bonds, ten-year U.S. Treasury notes, and three-month U.S. Treasury bills, and additional futures contracts based on other debt securities or indices of debt securities may be developed in the future. Such contracts may be used to hedge against changes in the general level of interest rates. For example, a Portfolio may purchase such contracts when it wishes to defer a purchase of a longer-term bond because short-term yields are higher than long-term yields. Income would thus be earned on a short-term security and minimize the impact of all or part of an increase in the market price of the long-term debt security to be purchased in the future. A rise in the price of the long-term debt security prior to its purchase either would be offset by an increase in the value of the contract purchased by the Portfolio or avoided by taking delivery of the debt securities underlying the futures contract. Conversely, such a contract might be sold in order to continue to receive the income from a long-term debt security, while at the same time endeavoring to avoid part or all of any decline in market value of that security that would occur with an increase in interest rates. If interest rates did rise, a decline in the value of the debt security would be substantially offset by an increase in the value of the futures contract sold.
OPTIONS ON FUTURES CONTRACTS. An option on a futures contract gives the purchaser the right, in return for the premium, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified price at any time during the period of the option. The risk of loss associated with the purchase of an option on a futures contract is limited to the premium paid for the option, plus transaction cost. The seller of an option on a futures contract is obligated to a broker for the payment of initial and variation margin in amounts that depend on the nature of the underlying futures contract, the current market value of the option, and other futures positions held by the portfolio. Upon exercise of the option, the option seller must deliver the underlying futures position to the holder of the option, together with the accumulated balance in the seller’s futures margin account that represents the amount by which the market price of the underlying futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option involved. If an option is exercised on the last trading day prior to the expiration date of the option, settlement will be made entirely in cash equal to the difference between the exercise price of the option and the value at the close of trading on the expiration date.

RISK CONSIDERATIONS RELATING TO FUTURES CONTRACTS AND RELATED INSTRUMENTS. Participants in the futures markets are subject to certain risks. Positions in futures contracts may be closed out only on the exchange on which they were entered into (or through a linked exchange): no secondary market exists for such contracts. In addition, there can be no assurance that a liquid market will exist for the contracts at any particular time. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, and in the event of adverse price movements, a portfolio would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of that portion of the securities being hedged, if any, may partially or completely offset losses on the futures contract.
As noted above, there can be no assurance that price movements in the futures markets will correlate with the prices of the underlying securities positions. In particular, there may be an imperfect correlation between movements in the prices of futures contracts and the market value of the underlying securities positions being hedged. In addition, the market prices of futures contracts may be affected by factors other than interest rate changes and, as a result, even a correct forecast of interest rate trends might not result in a successful hedging strategy. If participants in the futures market elect to close out their contracts through offsetting transactions rather than by meeting margin deposit requirements, distortions in the normal relationship between debt securities and the futures markets could result. Price distortions could also result if investors in the futures markets opt to make or take delivery of the underlying securities rather than engage in closing transactions because such trend might result in a reduction in the liquidity of the futures market. In addition, an increase in the participation of speculators in the futures market could cause temporary price distortions.
The risks associated with options on futures contracts are similar to those applicable to all options and are summarized above under the heading “Hedging Through the Use of Options: Risk Factors Relating to the Use of Options Strategies.” In addition, as is the case with futures contracts, there can be no assurance that (1) there will be a correlation between price movements in the options and those relating to the underlying securities; (2) a liquid market for options held will exist at the time when a Portfolio may wish to effect a closing transaction; or (3) predictions as to anticipated interest rate or other market trends on behalf of a Portfolio will be correct.
MARGIN AND SEGREGATION REQUIREMENTS APPLICABLE TO FUTURES RELATED TRANSACTIONS. When a purchase or sale of a futures contract is made by a Portfolio, that Portfolio is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or U.S. government securities (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Portfolio upon termination of the contract, assuming all contractual obligations have been satisfied. The Portfolio expects to earn interest income on its initial margin deposits. A futures contract held by a Portfolio is valued daily at the official settlement price of the exchange on which it is traded. Each day the Portfolio pays or receives cash, called “variation margin” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by the Portfolio but is instead a settlement between the Portfolio and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Portfolio will value its open futures positions at market.
With the exception of The Institutional Value Equity and Institutional Growth Equity Portfolio, a Portfolio will not enter into a futures contract or an option on a futures contract if, immediately thereafter, the aggregate initial margin deposits relating to such positions plus premiums paid by it for open futures option positions, less the amount by which any such options are “in-the-money,” would exceed 5% of the Portfolio’s total assets. A call option is “in-the-money” if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is “in-the-money” if the exercise price exceeds the value of the futures contract that is the subject of the option.
When purchasing a futures contract, a portfolio will maintain, either with its custodian bank or, if permitted, a broker, and will mark-to-market on a daily basis, cash, U.S. government securities, or other highly liquid securities that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, a portfolio may “cover” its position by purchasing a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by the portfolio. When selling a futures contract, a portfolio will similarly maintain liquid assets that, when added to the amount deposited with a futures commission merchant as margin, are equal to the market value of the instruments underlying the contract. Alternatively, a portfolio may “cover” its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting a portfolio to purchase the same futures contract at a price no higher than the price of the contract written by that portfolio (or at a higher price if the difference is maintained in liquid assets with the Trust’s custodian).
When selling a call option on a futures contract, a portfolio will maintain, either with its custodian bank or, if permitted, a broker, and will mark-to-market on a daily basis, cash, U. S. government securities, or other highly liquid securities that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, a portfolio may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the portfolio to purchase the same futures contract at a price not higher than the strike price of the call option sold by the portfolio.
When selling a put option on a futures contract, the Portfolio will similarly maintain cash, U.S. government securities, or other highly liquid securities that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Portfolio may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Portfolio.
SWAP AGREEMENTS. A Portfolio may enter into swap agreements for purposes of attempting to gain exposure to the securities making up an index without actually purchasing those instruments, to hedge a position or to gain exposure to a particular instrument or currency.
ABOUT SWAP AGREEMENTS. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one-year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap,” interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor;” and interest rate dollars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. A credit default swap is a specific kind of counterparty agreement designed to transfer the third party credit risk between parties. One party in the swap is a lender and faces credit risk from a third party and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments (essentially an insurance premium). If the third party defaults, the party providing insurance will have to purchase from the insured party the defaulted asset. The Select Aggregate Market Index (“SAMI”) is a basket of credit default swaps whose underlying reference obligations are floating rate loans. Investments in SAMIs increase exposure to risks that are not typically associated with investments in other floating rate debt instruments, and involve many of the risks associated with investments in derivative instruments. The liquidity of the market for SAMIs is subject to liquidity in the secured loan and credit derivatives markets.
The use of equity swaps is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.
A Portfolio’s current obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by earmarking or segregating assets determined to be liquid. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of a Portfolio’s investment restriction concerning senior securities. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid for a Portfolio’s illiquid investment limitations. A Portfolio will not enter into any swap agreement unless the Specialist Manager believes that the other party to the transaction is creditworthy. A Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A Portfolio may enter into swap agreements to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. The counterparty to any swap agreement will typically be a bank, investment banking firm or broker/dealer. The counterparty will generally agree to pay a Portfolio the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks, plus the dividends that would have been received on those stocks. A Portfolio will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to a Portfolio on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by a Portfolio on the notional amount.
Swap agreements typically are settled on a net basis, which means that the two payment streams are netted out, with a Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of a swap agreement or periodically during its term. Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to swap agreements is limited to the net amount of payments that a Portfolio is contractually obligated to make. If the other party to a swap agreement defaults, a Portfolio’s risk of loss consists of the net amount of payments that such Portfolio is contractually entitled to receive, if any. The net amount of the excess, if any, of a Portfolio’s obligations over its entitlements with respect to each swap will be accrued on a daily basis and liquid assets, having an aggregate net asset value at least equal to such accrued excess will be earmarked or maintained in a segregated account by the Portfolio’s custodian. In as much as these transactions are entered into for hedging purposes or are offset by segregating liquid assets, as permitted by applicable law, the Portfolios and their respective Specialist Manager(s) believe that these transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Portfolio’s borrowing restrictions. For purposes of each of the Portfolio’s requirements under Rule 12d3-1 (where, for example, a Portfolio is prohibited from investing more than 5% of its total assets in any one broker, dealer, underwriter or investment adviser (the “securities-related issuer”) and Section 5b-1 where, for example, a diversified Portfolio is prohibited from owning more than 5% of its total assets in any one issuer with respect to 75% of a Portfolio’s total assets, the mark-to-market value will be used to measure the Portfolio’s counterparty exposure. In addition, the mark-to-market value will be used to measure the Portfolio’s issuer exposure for purposes of Section 5b-1.
A Portfolio may enter into index swap agreements as an additional hedging strategy for cash reserves held by the Portfolio or to effect investment transactions consistent with the Portfolio’s investment objective and strategies. Index swaps tend to have a maturity of one year. There is not a well-developed secondary market for index swaps. Many index swaps are considered to be illiquid because the counterparty will typically not unwind an index swap prior to its termination (and, not surprisingly, index swaps tend to have much shorter terms). A Portfolio may therefore treat all swaps as subject to their limitation on illiquid investments. For purposes of calculating these percentage limitations, a Portfolio will refer to the notional amount of the swap.
The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments, which are traded in the over-the-counter market. The Specialist Manager, under the supervision of the Board of Trustees and HC Capital, is responsible for determining and monitoring the liquidity of Portfolio transactions in swap agreements.
Pursuant to an exemption under Rule 4.5(a)(i) of the Commodity Exchange Act (“CEA”) the Trust continues to rely on an exclusion from the definition of “commodity pool operator” under the CEA and, therefore, is not subject to registration or regulation as a pool operator under the CEA. The Trust has filed the appropriate documentation with the National Futures Association pursuant to this exemption.
OTHER HEDGING INSTRUMENTS. Generally, a Portfolio’s investment in the shares of another investment company is restricted to up to 5% of its total assets and aggregate investments in all investment companies is limited to 10% of total assets. Provided certain requirements set forth in the Act are met, however, investments in excess of these limitations may be made. Certain of the Portfolios may make such investments, some of which are described below.
The Portfolios may invest in exchange-traded funds (“ETFs”) as part of each portfolio’s overall hedging strategies. Such strategies are designed to reduce certain risks that would otherwise be associated with the investments in the types of securities in which the Portfolios invest and/or in anticipation of future purchases, including to achieve market exposure pending direct investment in securities, provided that the use of such strategies is consistent with the investment policies and restrictions adopted by the Portfolios. Although similar diversification benefits may be achieved through an investment in another investment company, ETFs generally offer greater liquidity and lower expenses. Because an ETF charges its own fees and expenses, fund shareholders will indirectly bear these costs. The Portfolios will also incur brokerage commissions and related charges when purchasing shares in an exchange-traded fund in secondary market transactions. Unlike typical investment company shares, which are valued once daily, shares in an ETF may be purchased or sold on a listed securities exchange throughout the trading day at market prices that are generally close to net asset value. ETFs are subject to liquidity and market risks. Some ETFs traded on securities exchanges are actively managed and subject to the same Management Risks as other actively managed investment companies. Other ETFs have an objective to track the performance of a specified index (“Index ETFs”). Therefore, securities may be purchased, retained and sold by an Index ETF at times when an actively managed trust would not do so. As a result, in an Index ETF you can expect greater risk of loss (and a correspondingly greater prospect of gain) from changes in the value of the securities that are heavily weighted in the index than would be the case if the Index ETF portfolio was not fully invested in such securities. In addition, the results of an Index ETF investment will not match the performance of the specified index due to reductions in the Index ETF’s performance attributable to transaction and other expenses, including fees paid by the Index ETF portfolio to service providers. Because of these factors, the price of ETFs can be volatile, and a Portfolio may sustain sudden, and sometimes substantial, fluctuations in the value of its investment in an ETF.
Among the ETFs in which the Portfolios may invest are Standard & Poor’s Depositary Receipts (“SPDRs”) and iShares®. SPDRs are interests in a unit investment trust (“UIT”) that may be obtained directly from the UIT or purchased in the secondary market (SPDRs are listed on the American Stock Exchange). The UIT will issue SPDRs in aggregations known as “Creation Units” in exchange for a “Portfolio Deposit” consisting of (a) a portfolio of securities substantially similar to the component securities (“Index Securities”) of the S&P Index, (b) a cash payment equal to a pro rata portion of the dividends accrued on the UIT’s portfolio securities since the last dividend payment by the UIT, net of expenses and liabilities, and (c) a cash payment or credit, called a “Balancing Amount”) designed to equalize the net asset value of the S&P Index and the net asset value of a Portfolio Deposit. SPDRs are not individually redeemable, except upon termination of the UIT. To redeem, a Portfolio must accumulate enough SPDRs to reconstitute a Creation Unit. The liquidity of small holdings of SPDRs, therefore, will depend upon the existence of a secondary market. Upon redemption of a Creation Unit, the Portfolio will receive Index Securities and cash identical to the Portfolio Deposit required of an investor wishing to purchase a Creation Unit that day. The price of SPDRs is derived from and based upon the securities held by the UIT. Accordingly, the level of risk involved in the purchase or sale of a SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying SPDRs purchased or sold by a Portfolio could result in losses on SPDRs. Trading in SPDRs involves risks similar to those risks involved in the writing of options on securities.
iShares®* are exchange-traded funds, traded on the American Stock Exchange, Chicago Board Options Exchange and New York Stock Exchange. iShares® are not actively managed. Rather, an iShares®’ objective is to track the performance of a specified index. Therefore, securities may be purchased, retained and sold by iShares® at times when an actively managed trust would not do so. As a result, you can expect greater risk of loss (and a correspondingly greater prospect of gain) from changes in the value of the securities that are heavily weighted in the index than would be the case if the iShares® portfolio was not fully invested in such securities. Because of this, the price of iShares can be volatile, and a Portfolio may sustain sudden, and sometimes substantial, fluctuations in the value of its investment in such iShares®.
The Portfolios may invest in iShares in excess of the statutory limits in reliance on an exemptive order issued to that entity, provided that certain conditions are met.
LIQUIDITY RISK. The risk that certain securities may be difficult or impossible to sell at the time and the price that would normally prevail in the market. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance. This includes the risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.
MARKET RISK. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industrial sector of the economy or the market as a whole. Finally, key information about a security or market may be inaccurate or unavailable. This is particularly relevant to investments in foreign securities.
NON-DIVERSIFICATION. The Real Estate Securities and The Short-Term Municipal Bond Portfolios are classified as non-diversified investment portfolios under the 1940 Act. As such, there is no limit on the percentage of assets which can be invested in any single issuer. An investment in one of these Portfolios, therefore, may entail greater risk than would exist in a diversified investment portfolio because the potential for a higher percentage of investments among fewer issuers may result in greater fluctuation

*	iShares® is a registered trademark of Barclays Global Investors, N.A. (“BGI”). Neither BGI nor the iShares(R) Funds make any representations regarding the advisability of investing in an iShares(R) fund. performance of the specified index due to reductions in the iShares’ performance attributable to transaction and other expenses, including fees paid by the iShares portfolio to service providers.

iShares® is a registered investment company unaffiliated with the Trust, each of which seeks to replicate the performance of a stock market index or a group of stock markets in a particular geographic area.

in the total market value of the Portfolio. Any economic, political, or regulatory developments affecting the value of the securities in a Portfolio will have a greater impact on the total value of the Portfolio than would be the case if the Portfolio was diversified among more issuers. Each of the Portfolios intends to comply with Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). This undertaking requires that at the end of each quarter of each Portfolio’s taxable year, with regard to at least 50% of its total assets, no more than 5% of its total assets are invested in the securities of a single issuer; beyond that, no more than 25% of its total assets are invested in the securities of a single issuer.
INVESTMENT RESTRICTIONS
In addition to the investment objectives and policies of the Portfolios, each Portfolio is subject to certain investment restrictions both in accordance with various provisions of the Investment Company Act and guidelines adopted by the Board. These investment restrictions are summarized below. The following investment restrictions (1 though 10) are fundamental and cannot be changed with respect to any Portfolio without the affirmative vote of a majority of the Portfolio’s outstanding voting securities as defined in the Investment Company Act.
A PORTFOLIO MAY NOT:
1.	With the exception of The Real Estate Securities and The Short-Term Municipal Bond Portfolios, purchase the securities of any issuer, if as a result of such purchase, more than 5% of the total assets of the Portfolio would be invested in the securities of that issuer, or purchase any security if, as a result of such purchase, a Portfolio would hold more than 10% of the outstanding voting securities of an issuer, provided that up to 25% of the value of the Portfolio’s assets may be invested without regard to this limitation, and provided further that this restriction shall not apply to investments in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, repurchase agreements secured by such obligations, or securities issued by other investment companies.
2.	Borrow money, except that a Portfolio (i) may borrow amounts, taken in the aggregate, equal to up to 5% of its total assets, from banks for temporary purposes (but not for leveraging or investment) and (ii) may engage in reverse repurchase agreements for any purpose, provided that (i) and (ii) in combination do not exceed 33 1/3% of the value of the Portfolio’s total assets (including the amount borrowed) less liabilities (other than borrowings).
3.	Mortgage, pledge or hypothecate any of its assets except in connection with any permitted borrowing, provided that this restriction does not prohibit escrow, collateral or margin arrangements in connection with a Portfolio’s permitted use of options, futures contracts and similar derivative financial instruments described in the Trust’s Prospectuses.
4.	Issue senior securities, as defined in the Investment Company Act, provided that this restriction shall not be deemed to prohibit a Portfolio from making any permitted borrowing, mortgage or pledge, and provided further that the permitted use of options, futures contracts, forward contracts and similar derivative financial instruments described in the Trust’s Prospectuses shall not constitute issuance of a senior security.
5.	Underwrite securities issued by others, provided that this restriction shall not be violated in the event that the Portfolio may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of portfolio securities.
6.	Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, provided that this shall not prevent a Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business.
7.	Purchase or sell commodities or commodity contracts, unless acquired as a result of ownership of securities or other instruments, provided that a Portfolio may purchase and sell futures contracts relating to financial instruments and currencies and related options in the manner described in the Trust’s Prospectuses.
8.	Make loans to others, provided that this restriction shall not be construed to limit (a) purchases of debt securities or repurchase agreements in accordance with a Portfolio’s investment objectives and policies; and (b) loans of portfolio securities in the manner described in the Trust’s Prospectuses.
9.	With the exception of The Real Estate Securities Portfolio, no Portfolio may invest more than 25% of the market value of its assets in the securities of companies engaged in any one industry provided that this restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, repurchase agreements secured by such obligations or securities issued by other investment companies.
10.	With respect to The Intermediate Term Municipal Bond Portfolio, invest, under normal circumstances, less than 80% of its net assets in Municipal Securities.
The following investment restrictions (11 through 15) reflect policies that have been adopted by the Trust, but which are not fundamental and may be changed by the Board, without shareholder vote.
11.	A Portfolio may not make short sales of securities, maintain a short position, or purchase securities on margin, provided that this restriction shall not preclude the Trust from obtaining such short-term credits as may be necessary for the clearance of purchases and sales of its portfolio securities, and provided further that this restriction will not be applied to limit the use by a Portfolio of options, futures contracts and similar derivative financial instruments in the manner described in the Trust’s Prospectuses.
12.	A Portfolio may not invest in securities of other investment companies except as permitted under the Investment Company Act.
13.	Assets of any Portfolio that are allocated to a passive index strategy shall be invested in a manner that replicates the benchmark index assigned to that Portfolio, provided that derivative instruments may be used in order to gain market exposure pending investment in accordance with such strategy, and provided further that adherence to such passive index strategy shall not require the acquisition of any security if such acquisition would result in a violation of any investment restriction to which the Portfolio is otherwise subject or any provision of the Investment Company Act or rule promulgated thereunder.
14.	A Portfolio may not invest more than 15% of the value of its net assets in illiquid securities (including repurchase agreements, as described under “Repurchase Agreements,” above).
15.	The Portfolios listed below have non-fundamental investment policies obligating such a Portfolio to commit, under normal market conditions, at least 80% of its assets in the type of investment suggested by the Portfolio’s name. For purposes of such an investment policy, “assets” includes the Portfolio’s net assets, as well as any amounts borrowed for investment purposes. The Board has adopted a policy to provide investors with notice as required by Rule 35d-1 under the Investment Company Act prior to any change in such an investment policy. As of the date of this Statement of Additional Information, that meant that any notice required to be delivered to shareholders of such Portfolios for the purpose of announcing an intended change in the non-fundamental policy listed below will be provided with at least 60 days’ notice in plain English in a separate written document. Each such notice will contain, in bold-face type and placed prominently in the document, the following statement: “Important Notice Regarding Change in Investment Policy.” This statement will also appear on the envelope in which such notice is delivered.
a.	The Value Equity Portfolio, The Growth Equity Portfolio, The Institutional Value Equity Portfolio and The Institutional Growth Equity Portfolio will each invest at least 80% of its assets in equity securities.

b.	The Small Capitalization Equity Portfolio will invest at least 80% of its assets in equity securities of small capitalization issuers, as defined in the Trust’s Prospectuses.

c.	The Real Estate Securities Portfolio will invest at least 80% of its assets in equity and debt securities issued by U.S. and non-U.S. real estate-related companies, as defined in the Trust’s Prospectus.

d.	The International Equity Portfolio will invest at least 80% of its assets in equity securities of issuers located in at least three countries other than the United States.

e.	The Emerging Markets Portfolio will, under normal market conditions, invest at least 80% of its assets in securities of issuers located in at least three countries other than the United States that are determined by the Specialist Manager to be “emerging markets.”

f.	The Institutional Small Capitalization Equity Portfolio will invest at least 80% of its assets in equity securities of small capitalization issuers, as defined in the Trust’s Prospectuses.

g.	The Institutional International Equity Portfolio will invest at least 80% of its assets in equity securities of issuers located in at least three countries other than the United States.

h.	The Fixed Income Portfolio will invest at least 80% of its assets in fixed income securities of all types.

i.	The Fixed Income II Portfolio will invest at least 80% of its assets in fixed income securities that, at the time of purchase, are rated in one of four highest rating categories assigned by one of the major independent rating agencies, or deemed of comparable quality.

j.	The Fixed Income Opportunity Portfolio will invest at least 80% of its assets in fixed income securities and at least 50% of its assets in those fixed income securities (sometimes referred to as “junk bonds”) that, at the time of purchase, are rated below the fourth highest category assigned by one of the major independent rating agencies, or of comparable quality.

k.	The Short-Term Municipal Bond Portfolio will invest at least 80% of its assets in municipal bonds.

l.	The Intermediate Term Municipal Bond Portfolio will invest at least 80% of its assets in intermediate-term fixed income securities the interest on which is exempt from regular Federal income tax.
An investment restriction applicable to a particular Portfolio shall not be deemed violated as a result of a change in the market value of an investment, the net or total assets of that Portfolio, or any other later change provided that the restriction was satisfied at the time the relevant action was taken. In order to permit the sale of its shares in certain states, the Trust may make commitments more restrictive than those described above. Should the Trust determine that any such commitment may no longer be appropriate, the Board will consider whether to revoke the commitment and terminate sales of its shares in the state involved.
For purposes of investment restriction 9, with respect to The Fixed Income Portfolio, the following industries, among others, are considered separate industries: electric, natural gas distribution, natural gas pipeline, combined electric and natural gas, and telephone utilities, captive borrowing conduit, commercial mortgage, residential mortgage, equipment finance, premium finance, leasing finance, consumer finance and other finance.
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION
The Trust reserves the right in its sole discretion to suspend the continued offering of the Trust’s shares and to reject purchase orders in whole or in part when in the judgment of the Board such action is in the best interest of the Trust. Payments to shareholders for shares of the Trust redeemed directly from the Trust will be made as promptly as possible but no later than seven days after receipt by the Trust’s transfer agent of the written request in proper form, with the appropriate documentation as stated in the Prospectuses, except that the Trust may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the NYSE is restricted as determined by the SEC or such exchange is closed for other than weekends and holidays; (b) an emergency exists as determined by the SEC making disposal of portfolio securities or valuation of net assets of the Trust not reasonably practicable; or (c) for such other period as the SEC may permit for the protection of the Trust’s shareholders. Each of the Portfolios reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase of the Trust’s shares by making payment in whole or in part in readily marketable securities chosen by the Trust and valued in the same way as they would be valued for purposes of computing each Portfolio’s net asset value. If such payment were made, an investor may incur brokerage costs in converting such securities to cash. The value of shares on redemption or repurchase may be more or less than the investor’s cost, depending upon the market value of the Trust’s portfolio securities at the time of redemption or repurchase.
PORTFOLIO TRANSACTIONS AND VALUATION
PORTFOLIO TRANSACTIONS. Subject to the general supervision of the Board, the Specialist Managers of the respective Portfolios are responsible for placing orders for securities transactions for each of the Portfolios. Securities transactions involving stocks will normally be conducted through brokerage firms entitled to receive commissions for effecting such transactions. In placing portfolio transactions, a Specialist Manager will use its best efforts to choose a broker or dealer capable of providing the services necessary to obtain the most favorable price and execution available. The full range and quality of services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm’s risk in positioning a block of securities, and other factors. In placing brokerage transactions, the respective Specialist Managers may, however, consistent with the interests of the Portfolios they serve, select brokerage firms on the basis of the investment research, statistical and pricing services they provide to the Specialist Manager, which services may be used by the Specialist Manager in serving any of its investment advisory clients. In such cases, a Portfolio may pay a commission that is higher than the commission that another qualified broker might have charged for the same transaction, providing the Specialist Manager involved determines in good faith that such commission is reasonable in terms either of that transaction or the overall responsibility of the Specialist Manager to the Portfolio and such manager’s other investment advisory clients. Transactions involving debt securities and similar instruments are expected to occur primarily with issuers, underwriters or major dealers acting as principals. Such transactions are normally effected on a net basis and do not involve payment of brokerage commissions. The price of the security, however, usually includes a profit to the dealer. Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. When securities are purchased directly from or sold directly to an issuer, no commissions or discounts are paid. The table below reflects the aggregate dollar amount of brokerage commissions paid by each of the Portfolios of the Trust during the fiscal years indicated (amounts in thousands).

	YEAR ENDED		YEAR ENDED	YEAR ENDED
PORTFOLIO	JUNE 30, 2009		JUNE 30, 2008	JUNE 30, 2007
The Value Equity Portfolio	$1,304		$1,264	$1,169
The Growth Equity Portfolio	$975		$1,178	$974
The Small Capitalization Equity Portfolio	$885		$1,479	$1,612
The Real Estate Securities Portfolio	$21	(a)	*	*
The International Equity Portfolio	$2,488		$2,416	$2,281
The Emerging Markets Portfolio	*		*	*
The Institutional Value Equity Portfolio	$645	(b)	*	*
The Institutional Growth Equity Portfolio	$396	(c)	*	*
The Institutional Small Capitalization Equity Portfolio	$417	(d)	*	*
The Institutional International Equity Portfolio	*		*	*
The Fixed Income Portfolio	$0		$0	$0
The Fixed Income II Portfolio	$21		$24	$22
The Fixed Income Opportunity Portfolio	$0		$0	$0
The Short-Term Municipal Bond Portfolio	$0		$0	$0
The Intermediate Term Municipal Bond Portfolio	$0		$0	$0

*	These Portfolios had not yet commenced operations during the fiscal year.

(a)	For the period May 21, 2009 (commencement of operations) through June 30, 2009.

(b)	For the period July 18, 2008 (commencement of operations) through June 30, 2009.

(c)	For the period August 8, 2008 (commencement of operations) through June 30, 2009.

(d)	For the period August 15, 2008 (commencement of operations) through June 30, 2009.
The Trust has adopted procedures pursuant to which each Portfolio is permitted to allocate brokerage transactions to affiliates of the various Specialist Managers. Under such procedures, commissions paid to any such affiliate must be fair and reasonable compared to the commission, fees or other remuneration paid to other brokers in connection with comparable transactions. Several of the Trust’s Specialist Managers are affiliated with brokerage firms to which brokerage transactions may, from time to time, be allocated.
The following table reflects the aggregate dollar amount of brokerage commissions paid by each of the Equity and Institutional Equity Portfolios to any broker/dealer with which such Portfolio may be deemed to be an affiliate during the Trust’s last three fiscal years. Information shown is expressed both as a percentage of the total amount of commission dollars paid by each Portfolio and as a percentage of the total value of all brokerage transactions effected on behalf of each Portfolio. “NA” indicates that during the relevant period, the indicated broker was not considered an affiliate of the specified Portfolio. The Emerging Markets Portfolio and Institutional International Equity Portfolio had not yet commenced operations as of June 30, 2009. None of the Income Portfolios paid any brokerage commissions during the relevant periods.

	VALUE EQUITY			GROWTH EQUITY
	2009	2008	2007	2009	2008	2007
State Street
Commissions paid ($)	$124,497	$1,539	$2,644	$36,131	$2,638	$2,871
% of commissions	9.54%	0.12%	0.23%	3.70%	0.22%	0.29%
% of transactions	9.50%	0.11%	1.86%	4.10%	0.15%	6.85%

	VALUE EQUITY			GROWTH EQUITY
	2009	2008	2007	2009	2008	2007
Wachovia
Commissions paid ($)	$940	N/A	N/A	N/A	$412	N/A
% of commissions	0.07%	N/A	N/A	N/A	0.03%	N/A
% of transactions	0.02%	N/A	N/A	N/A	0.05%	N/A

	INSTITUTIONAL VALUE			INSTITUTIONAL
	EQUITY			GROWTH EQUITY
	2009	2008	2007	2009	2008	2007
State Street
Commissions paid ($)	$103,214	*	*	$3,500	*	*
% of commissions	16.01%	*	*	0.88%	*	*
% of transactions	12.80%	*	*	0.51%	*	*

	INSTITUTIONAL VALUE			INSTITUTIONAL GROWTH
	EQUITY			EQUITY
	2009	2008	2007	2009	2008	2007
Wachovia
Commissions paid ($)	$784	*	*	N/A	*	*
% of commissions	0.12%	*	*	N/A	*	*
% of transactions	0.04%	*	*	N/A	*	*

*	The Institutional Value Equity Portfolio and The Institutional Growth Equity Portfolio were not operational during this period.
In no instance will portfolio securities be purchased from or sold to Specialist Managers, HC Capital or any affiliated person of the foregoing entities except to the extent permitted by applicable law or an order of the SEC. It is possible that at times identical securities will be acceptable for both a Portfolio of the Trust and one or more of such client accounts. In such cases, simultaneous transactions are inevitable. Purchases and sales are then averaged as to price and allocated as to amount according to a formula deemed equitable to each such account. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as a Portfolio is concerned, in other cases it is believed that the ability of a Portfolio to participate in volume transactions may produce better executions for such Portfolio.
PORTFOLIO TURNOVER. Changes may be made in the holdings of any of the Portfolios consistent with their respective investment objectives and policies whenever, in the judgment of the relevant Specialist Manager, such changes are believed to be in the best interests of the Portfolio involved. With the exception of The Small Capitalization Equity Portfolio, The Institutional Small Capitalization Equity Portfolio, The Fixed Income Portfolio, The Fixed Income II Portfolio and The Fixed Income Opportunity Portfolio, it is not anticipated that the annual portfolio turnover rate for a Portfolio will exceed 100% under normal circumstances. The Fixed Income and Fixed Income II Portfolios have historically had significant portfolio turnover (e.g., over 150%/year), and it is anticipated that such portfolio turnover will continue in the future. A high rate of Portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions.
Portfolios may experience higher turnover due to the addition of a Specialist Manager to the Portfolio, a reallocation of Portfolio assets among Specialist Managers, or a replacement of one or more Specialist Managers. Additionally, the following investments may increase a Portfolio’s turnover: (a) investing in certain types of derivative instruments; or (b) investing in U.S. government securities for short periods of time while determining appropriate longer term investments for a Portfolio. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of a Portfolio’s securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. The portfolio turnover rate for each of the Portfolios that has more than one Specialist Manager will be an aggregate of the rates for each individually managed portion of that Portfolio. Rates for each portion, however, may vary significantly. The portfolio turnover rates for each of the Trust’s Portfolios during the last three fiscal years are set forth in the following table.

	FISCAL YEAR		FISCAL YEAR	FISCAL YEAR
	ENDED		ENDED	ENDED
PORTFOLIO	JUNE 30, 2009		JUNE 30, 2008	JUNE 30, 2007
The Value Equity Portfolio	139.39%		76.84%	69.13%
The Growth Equity Portfolio	72.93%		42.13%	39.88%
The Small Capitalization Equity Portfolio	99.01%		111.13%	116.02%
The Real Estate Securities Portfolio	4.41	%(a)	*	*
The International Equity Portfolio	70.27%		57.27%	53.77%
The Emerging Markets Portfolio	*		*	*
The Institutional Value Equity Portfolio	129.30	%(b)	*	*
The Institutional Growth Equity Portfolio	66.73	%(c)	*	*
The Institutional Small Capitalization Equity Portfolio	71.46	%(d)	*	*
The Institutional International Equity Portfolio	*		*	*
The Fixed Income Portfolio	334.70%		221.76%	169.45%
The Fixed Income II Portfolio	221.65%		201.23%	159.95%
The Fixed Income Opportunity Portfolio	100.90%		113.40%	139.66%
The Short-Term Municipal Bond Portfolio	18.99%		37.07%	33.45%
The Intermediate Term Municipal Bond Portfolio	23.80%		17.20%	14.63%

*	The applicable Portfolios were not operational during these periods.

(a)	Not Annualized for the Period May 21, 2009 (commencement of operations) through June 30, 2009.

(b)	Not Annualized for the Period July 18, 2008 (commencement of operations) through June 30, 2009.

(c)	Not Annualized for the Period August 8, 2008 (commencement of operations) through June 30, 2009.

(d)	Not Annualized for the Period August 15, 2008 (commencement of operations) through June 30, 2009.
VALUATION. The net asset value per share of the Portfolios is determined once on each Business Day as of the close of the NYSE, which is normally 4 p.m. Eastern Time, on each day the NYSE is open for trading. The Trust does not expect to determine the net asset value of its shares on any day when the NYSE is not open for trading even if there is sufficient trading in its portfolio securities on such days to materially affect the net asset value per share.
In valuing the Trust’s assets for calculating net asset value, readily marketable portfolio securities listed on a national securities exchange or on NASDAQ are valued at the closing price on the business day as of which such value is being determined. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the closing bid price on such day. Readily marketable securities traded only in the over-the-counter market and not on NASDAQ are valued at the current or last bid price. If no bid is quoted on such day, the security is valued by such method as the Board shall determine in good faith to reflect the security’s fair value. Equity securities listed on a foreign exchange are valued at the last quoted sales price available before the time when such securities are to be valued, provided that where such securities are denominated in foreign currencies, such prices will be converted into U.S dollars at the bid price of such currencies against U.S. dollars last quoted by any major bank. If there have been no sales on such exchange or on NASDAQ on such day, the security is valued at the closing bid price on such day. All other assets of each Portfolio are valued in such manner as the Board in good faith deems appropriate to reflect their fair value. The net asset value per share of each of the Trust’s Portfolios is calculated as follows: All liabilities incurred or accrued are deducted from the valuation of total assets which includes accrued but undistributed income; the resulting net asset value is divided by the number of shares outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the net asset value per share.
When the closing price of a foreign security is not an accurate representation of value as a result of events that have occurred after the closing of the primary foreign exchange and prior to the time certain of the Portfolios’ net asset value per share is calculated (a “Significant Event”), then a market quotation is deemed to not be readily available and the fair value of affected securities will be determined by consideration of other factors by the Pricing Committee. An example of a frequently occurring Significant Event is a significant movement in the U.S. equity markets. The Board may predetermine the level of such a movement that will constitute a Significant Event (a “Trigger”) and preauthorize the Trust’s Accounting Agent to utilize a pricing service authorized by the Board (a “Fair Value Pricing Service”) that has been designated to determine a fair value for the affected securities. On a day when a Fair Value Pricing Service is so utilized, the Trust’s Pricing Committee need not meet. The Pricing Committee, however, will determine the fair value of securities affected by a Significant Event where either (i) the Pricing Committee has not authorized the use of a Fair Value Pricing Service, or (ii) the Significant Event is other than a movement in the U.S. equity markets that qualifies as a Trigger.

PORTFOLIO HOLDINGS. The Trust may provide information regarding the portfolio holdings of the various Portfolios to its service providers where relevant to duties to be performed for the Portfolios. Such service providers include fund accountants, administrators, investment advisers, custodians, independent public accountants, and attorneys. Non-standard disclosure of portfolio holdings information may also be provided to entities that provide a service to a Specialist Manager, provided that the service is related to the investment advisory services that the Specialist Manager provides to the Portfolios. Neither the Trust nor any service provider to the Trust may disclose material information about the Portfolios’ holdings to other third parties except that information about portfolio holdings may be made available to such third parties provided that the information has become public information by the filing of an annual or semi-annual report or Form N-Q by the Portfolios. In no event shall such information be disclosed for compensation.
ADDITIONAL INFORMATION ABOUT PORTFOLIO MANAGERS
Set forth below is information about those individuals (each of whom is referred to as a “portfolio manager”) who are primarily responsible for day-to-day investment decisions relating to the various Portfolios. All of the portfolio managers are employees of the indicated Specialist Manager and not of HC Capital.
As noted in the Prospectuses, investment in the Trust is currently limited to clients of HC Capital or a financial intermediary that has established a relationship with HC Capital. Accordingly, unless otherwise noted, none of the portfolio managers owns any shares of the Portfolio of the Trust for which they are responsible.
The tables and text below disclose information about other accounts managed, compensation, and potential conflicts of interest. All information is as of June 30, 2009.
It should be noted that there are certain potential conflicts of interest which are generally applicable to all of the Specialist Managers. The conflicts arise from managing multiple accounts and include conflicts among investment strategies, conflicts in the allocation of investment opportunities and conflicts due to the differing assets levels or fee schedules of various accounts.
Aberdeen Asset Management Inc. (“AAMI”) serves as a Specialist Manager for The Fixed Income Portfolio. AAMI is a direct, wholly-owned subsidiary of Aberdeen Asset Management PLC (“Aberdeen”), and was incorporated in 1994. As indicated in the Prospectuses, the portfolio management team responsible for day-to-day investment decisions for The Fixed Income Portfolio consists of Messrs. J. Christopher Gagnier, Keith Bachman, Oliver Boulind, Neil Moriarty, Daniel Taylor, Timothy Vile, Michael Degernes and Edward Grant. This team also provides portfolio management for certain other registered investment companies, pooled investment vehicles and separately managed accounts. Certain information about these responsibilities is set forth below.
OTHER ACCOUNTS MANAGED — TOTAL

OTHER REGISTERED
	INVESTMENT		OTHER POOLED
	COMPANIES		INVESTMENT VEHICLES		OTHER ACCOUNTS
		TOTAL		TOTAL
PORTFOLIO MANAGER	NUMBER	ASSETS	NUMBER	ASSETS	NUMBER	TOTAL ASSETS
Portfolio Management Team	3	$183 million	7	$2.5 billion	107	$17.3 billion
OTHER ACCOUNTS MANAGED — OF TOTAL LISTED ABOVE, THOSE WHOSE ADVISORY FEE IS BASED ON PERFORMANCE

OTHER REGISTERED
	INVESTMENT		OTHER POOLED
	COMPANIES		INVESTMENT VEHICLES		OTHER ACCOUNTS
		TOTAL		TOTAL		TOTAL
PORTFOLIO MANAGER	NUMBER	ASSETS	NUMBER	ASSETS	NUMBER	ASSETS
Portfolio Management Team	0	—	0	—	5	$567 million

CONFLICTS OF INTEREST. Aberdeen manages all accounts noted in the tables above with the same investment philosophy and using the same investment process, thus, limiting contrary positions between accounts. Aberdeen has adopted policies and procedures that address potential conflicts of interest that may arise between a portfolio manager’s management of the fund and his or her management of other funds and accounts, such as conflicts relating to the allocation of investment opportunities, personal investing activities, portfolio manager compensation and proxy voting of portfolio securities. While there is no guarantee that such policies and procedures will be effective in all cases, Aberdeen believes that all issues relating to potential material conflicts of interest involving this portfolio and its other managed accounts have been addressed.
COMPENSATION. In addition to an attractive base salary and performance-related bonus, AAMI investment professionals receive a competitive benefits package and participation in a stock ownership plan. A material portion of the performance related bonus for senior members of the investment team is comprised of an equity-based award with multi-year vesting. The equity based portion of the performance bonus increases with the level of seniority.
Performance is reviewed on a formal basis twice a year and these reviews influence individual staff members’ subsequent remuneration. The review process looks at all of the ways in which an individual has contributed to the organization, and specifically, in the case of investment managers, to the investment team. Overall participation in team meetings, research analysis and presenting the team externally are also contributory factors. While cash bonuses can be very attractive, equity incentives offer the potential to form a substantially greater part of compensation over the longer term. Therefore, the equity components of the compensation plan provide the opportunity for direct ownership in AAMI’s parent company, which in our view, directly aligns the interests of the investment team with those of our clients. Aberdeen PLC is publicly traded on the London Stock Exchange (exchange price information code: ADN).
The size of the compensation pool for the investment teams is primarily tied to the success of each team. Compensation is allocated among the individuals based on their contribution to investment performance, the team process, and the profitability of the firm.
We believe that the compensation levels for our investment teams are very competitive. We offer a meritocracy and a very flat management structure. The culture of the company is entrepreneurial, and enthusiastic, hard-working and talented employees are given plenty of opportunity to prove themselves and obtain a high level of job satisfaction.
AllianceBernstein L.P. (“AllianceBernstein”) AllianceBernstein serves as a Specialist Manager for The Value Equity and Institutional Value Equity Portfolios. AllianceBernstein L.P. is 63% owned by AXA Financial, Inc., a wholly-owned subsidiary of AXA, a global financial services organization, and 32.7% owned by the public (including former employees), with the remainder held by the Firm’s directors, officers and employees. The address of AllianceBernstein L.P. is 1345 Avenue of the Americas, New York, NY, 10105, and the address of its parent company, AXA Financial, Inc., is 25 Avenue Matignon, 75008 Paris, France. Listed below are the portfolio managers responsible for making day-to-day investment decisions for that portion of these Portfolios allocated to AllianceBernstein. Messrs. Paul and Yuen also provides portfolio management for certain other registered investment companies, pooled investment vehicles and separately managed accounts. Certain information about these responsibilities is set forth on the next page.
OTHER ACCOUNTS MANAGED — VALUE EQUITY PORTFOLIO

	OTHER REGISTERED
	INVESTMENT		OTHER POOLED
	COMPANIES		INVESTMENT VEHICLES		OTHER ACCOUNTS
		TOTAL		TOTAL		TOTAL
PORTFOLIO MANAGER	NUMBER	ASSETS	NUMBER	ASSETS	NUMBER	ASSETS
Gerry Paul	120	$33,069 million	176	$14,120 million	34,214	$72,844 million
David Yuen	118	$31,264 million	139	$13,999 million	34,210	$72,591 million

OTHER ACCOUNTS MANAGED — INSTITUTIONAL VALUE EQUITY PORTFOLIO

	OTHER REGISTERED
	INVESTMENT		OTHER POOLED
	COMPANIES		INVESTMENT VEHICLES		OTHER ACCOUNTS
		TOTAL		TOTAL		TOTAL
PORTFOLIO MANAGER	NUMBER	ASSETS	NUMBER	ASSETS	NUMBER	ASSETS
Gerry Paul	120	$33,118 million	176	$14,120 million	34,214	$72,844 million
David Yuen	118	$31,313 million	139	$13,999 million	34,210	$72,591 million
OTHER ACCOUNTS MANAGED — OF TOTALS LISTED ABOVE, THOSE WHOSE ADVISORY FEE IS BASED ON PERFORMANCE

	OTHER REGISTERED
	INVESTMENT		OTHER POOLED
	COMPANIES		INVESTMENT VEHICLES		OTHER ACCOUNTS
		TOTAL		TOTAL		TOTAL
PORTFOLIO MANAGER	NUMBER	ASSETS	NUMBER	ASSETS	NUMBER	ASSETS
Gerry Paul	3	$5,811 million	4	$257 million	77	$5,872 million
David Yuen	3	$5,811 million	4	$257 million	77	$5,872 million
CONFLICTS OF INTEREST. AllianceBernstein, as an Investment Adviser registered with the SEC, and as a fiduciary to its various clients, has adopted several specific statements of policy and procedure designed to reduce or eliminate potential conflicts of interest that may arise from time to time. These policies apply to all AllianceBernstein employees.
Accordingly, AllianceBernstein has designated Mark Anderson as our Conflicts Officer. Identifying conflicts of interest, both actual and potential, is an ongoing process. He is also a member of the Conflicts Committee, which is comprised of senior members of the Legal and Compliance Department. The Conflicts Committee confers about various conflicts at the firm and in our industry, advising on policies and procedures where relevant and maintaining a list of conflicts. These policies are constructed and implemented by the Legal and Compliance Department in coordination with the relevant business areas. We also disclose other regulatory conflicts in our Form ADV Part II and our Compliance Manual.
Furthermore, AllianceBernstein has adopted a Code of Business Conduct and Ethics regarding personal investing of its employees and Statements on Ethics covering various conflicts including outside business affiliations, transactions with family members and related parties, receipt of and giving of gifts and entertainment and proxy voting. These policy statements are distributed and acknowledged by employees no less frequently than annually and are delivered to all new employees upon hire.
In addition to various trading restrictions, and the requirement that AllianceBernstein employees maintain their personal brokerage accounts with one of three designated brokerage firms, employees of AllianceBernstein and its subsidiaries are required to pre-clear all personal securities transactions and to report each transaction to AllianceBernstein’s Compliance personnel. All employees of AllianceBernstein are forbidden to trade, either personally or on behalf of others, on material nonpublic information or communicating material nonpublic information to others in violation of the law.
COMPENSATION. We recruit and retain outstanding individuals both by offering attractive financial incentives and by providing a highly stimulating work environment characterized by intellectual challenge, variety and a high level of personal independence within the framework of a clear and disciplined investment process. We keep the effectiveness of our compensation and incentives under constant review.
Compensation is typically paid in the form of base salary and a performance bonus. A portion of the bonus is deferred. The mix of different elements varies from person to person, with the element of deferred compensation typically more significant for more senior members of the firm. We aim to pay compensation which is highly competitive within the industry. Equity incentives are not generally offered.

Bonuses are based on evaluation of our investment professionals using a range of criteria that is not formulaic. Analysts, for example, are assessed on the basis of a ranking by Chief Investment Officers and Directors of Research from around the world. Their evaluation is based on factors including the contribution made by the analyst to alpha, their breadth and depth of research knowledge, and their attention to issues that can drive the performance of the stocks that they follow. Portfolio managers are assessed by the Chief Investment Officers to whom they report on their involvement in the research process and in other aspects of portfolio management; their success in establishing and maintaining client relationships and their contribution to team effectiveness.
The results of this evaluation help determine annual compensation, but individual elements of compensation are not mechanically determined. This balanced approach to appraisal and compensation helps to maintain the integrity of our investment approach by ensuring, for example, that investment professionals are not tempted to chase short-term performance.
Artisan Partners Limited Partnership (“Artisan Partners”) serves as a Specialist Manager for The International Equity Portfolio and The Institutional International Equity Portfolio. Mr. Mark L. Yockey, a managing director of Artisan Partners, is responsible for making day-to-day investment decisions for those portions of these Portfolios allocated to Artisan Partners. Mr. Yockey also provides portfolio management for certain other registered investment companies, pooled investment vehicles and separately managed accounts. Certain information about these responsibilities is set forth below.
OTHER ACCOUNTS MANAGED — TOTAL*

OTHER REGISTERED
	INVESTMENT		OTHER POOLED
	COMPANIES		INVESTMENT VEHICLES		OTHER ACCOUNTS
		TOTAL		TOTAL		TOTAL
PORTFOLIO MANAGER	NUMBER	ASSETS	NUMBER	ASSETS	NUMBER	ASSETS
Mark L. Yockey	5	$10.15 billion	3	$344 million	24	$5.2 billion

*	None of these accounts has an advisory fee based on performance.
CONFLICTS OF INTEREST. Artisan Partners’ international growth investment team, led by Mark Yockey as manager, manages portfolios for multiple clients within two investment strategies (international growth and international small-cap growth). These accounts may include accounts for registered investment companies, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies and foundations) and other private pooled investment vehicles. There are a number of ways in which the interests of Artisan Partners, its portfolio managers and its other personnel might conflict with the interests of the Portfolios and their shareholders, including:
Sharing of Personnel, Services, Research and Advice Among Clients. Because all client accounts within Artisan Partners’ international growth strategy, including the Portfolios, are managed similarly, substantially all of the research and portfolio management activities conducted by the international growth investment team benefit all clients within the strategy. Artisan Partners’ accounting and financial personnel and legal and compliance personnel divide their time among services to the Portfolios and other client accounts.
Restrictions on Activities. Artisan Partners generally does not tailor its investment management services to the individual needs of clients, but rather invests all of the accounts in a particular strategy in a similar manner. Therefore, client-imposed restrictions placed on one or more client accounts may impact the manner in which Artisan Partners invests on behalf of all of its client accounts.
To prevent the potentially negative impact that the actions by one client account or multiple client accounts may have on the manner in which Artisan Partners invests on behalf of all of its client accounts, Artisan Partners generally does not accept accounts subject to restrictions that Artisan Partners believes would cause it to deviate from its stated investment strategy or adversely affect its ability to manage client accounts.
Investments in Issuers with Business Relationships with Artisan Partners. From time to time, clients in a particular investment strategy, including the Portfolios, may invest in a security issued by a company, or an affiliate of a company, that is also a client of Artisan Partners or has another business relationship with Artisan Partners or its affiliates. Artisan Partners has written policies designed to prevent the misuse of material non-public information. The operation of those policies and of applicable securities laws may prevent the execution of an otherwise desirable transaction in a client account if Artisan Partners believes that it is or may be in possession of material non-public information regarding the security that would be the subject of that transaction.
Artisan Partners may allow an employee of the firm to serve as a director of a public company. Because of the heightened risk of misuse, or allegations of misuse, of material nonpublic information, Artisan Partners does not permit investment by client accounts or persons covered by Artisan Partners’ Code of Ethics in securities of any issuer of which an Artisan Partners employee is a director, except that the employee who is the director may purchase and sell that company’s securities for his or her own account or for the account of his or her immediate family members. This prohibition may foreclose investment opportunities that would be available to the Portfolios if the Artisan Partners employee were not a director. No employee of Artisan Partners currently serves as a director or officer of any public company other than Artisan Funds, Inc., a registered investment company advised by Artisan Partners (“Artisan Funds”).
Management Services Provided to the Portfolios’ Service Providers. Artisan Partners provides separate account management services to a number of entities, including some that may be, or affiliates of which may be, service providers to the Portfolios. In every case, the compensation received by Artisan Partners for its advisory services is consistent with the fees received by Artisan Partners from clients that have no relationship with the Portfolios.
Allocation of Portfolio Transactions Among Clients. Artisan Partners seeks to treat all of the firm’s clients fairly when allocating investment opportunities among clients. Because the firm’s investment teams generally try to keep all client portfolios in that strategy invested in the same securities with approximately the same weightings (with exceptions for a limited number of client-imposed restrictions and limitations), most orders placed by the firm’s investment teams ask that a position be established or a security bought or sold to achieve a designated weighting, expressed as a percentage of the value of the portfolio. The firm’s traders generally have the authority and the responsibility for determining the number of shares required to be bought or sold in each account to achieve that outcome. To execute an investment team’s order, the trader for that strategy usually places a single order across all participating accounts for execution by a single broker, except in certain markets where aggregated trades are not permitted or due to a client specific restriction or instruction. All participating accounts, including the Portfolios, then share (generally pro rata subject to minimum order size requirements) in the aggregated transaction, paying the same price and commission rate.
Because the firm usually does not know in advance how many shares it will receive in most underwritten offerings, including initial public offerings, the firm allocates the shares after the shares are received. The shares are allocated among all of the accounts (i) eligible to purchase the security and with cash available to do so, and (ii) with respect to which the investment team has given an indication of interest, pro rata with reference to asset size and subject to minimum order size requirements. Artisan Partners’ proprietary accounts, which are discussed below, are not permitted to invest in underwritten offerings. The procedures for aggregating portfolio transactions and allocating them among clients are set out in written procedures that are reviewed regularly by Artisan Partners.
Soft Dollars and Commission Recapture. As an investment adviser, Artisan Partners has an obligation to seek best execution for clients – that is, execution of trades in a manner intended, considering the circumstances, to secure that combination of net price and execution that will maximize the value of Artisan Partners’ investment decisions for the benefit of its clients. Subject to Artisan Partners’ duty to seek best execution, Artisan Partners’ selection of brokers is affected by Artisan Partners’ receipt of research services. Artisan Partners uses client commissions (i) to acquire third party research only if it has intellectual content, and (ii) for proprietary research provided by brokers participating in the execution process, including access to the brokers’ traders and analysts, access to conferences and company managements, and the provision of market information.
When Artisan Partners receives research products and services in return for client brokerage, it relieves Artisan Partners of the expense it would otherwise bear of paying for those items with its own funds, which may provide an incentive to Artisan Partners to select a particular broker-dealer or electronic communication network (“ECN”) that will provide it with research products or services. However, Artisan Partners chooses those broker-dealers it believes are best able to provide the best combination of net price and execution in each transaction.
Artisan Partners uses client brokerage from accounts managed by an investment team for research used by that team. Because virtually all orders are aggregated across all accounts in a strategy for execution by a single broker, all participating accounts, including the Portfolios, generally will pay the same commission rate for trades and will share pro rata in the costs for the research, except for certain governmental clients that are subject to legal restrictions on the use of their commissions to pay for third-party research products and services (in which case Artisan Partners pays for such products and services from its own funds).

A number of Artisan Partners’ clients, including the Portfolios, participate in commission recapture arrangements, pursuant to which Artisan Partners is directed to use or otherwise cause commissions to be paid to one or more of a client’s designated commission recapture brokers subject to Artisan Partners’ duty to seek best execution. Those client directions generally require that Artisan Partners execute transactions generating a target percentage of commissions paid by the client’s account with one or more of the client’s recapture brokers. Artisan Partners tries to provide equitable opportunities to recapture commissions to all participating clients in each of the firm’s investment strategies (subject to differences that may arise as a result of cash flows into or out of an account). The firm’s progress toward those commission recapture goals are monitored on an on-going basis by members of the legal and compliance team and the firm’s brokerage committee. Largely driven by developments in brokerage commission reporting in the U.K. and similar regulatory initiatives in other markets, as well as continued downward pressure on commission rates, most of the largest broker-dealers have stopped facilitating commission recapture on transactions outside the U.S. As a result, commissions in non-U.S. transactions are rarely able to be recaptured.
Artisan Partners has adopted written procedures with respect to soft dollars and commission recapture.
Proprietary and Personal Investments and Code of Ethics. Artisan Partners’ proprietary investments and personal investments by the firm’s employees also may present potential conflicts of interest with Artisan Partners’ clients, including the Portfolios. Artisan Partners from time to time uses a proprietary account to evaluate the viability of an investment strategy or bridge what would otherwise be a gap in a performance track record. Other proprietary or similar accounts, that may exist from time to time are, in general, treated like client accounts for purposes of allocation of investment opportunities. To the extent there is overlap between the investments of one or more of those accounts and the accounts of the firm’s clients, all portfolio transactions are aggregated and allocated pro rata among participating accounts, including the proprietary and other accounts. As of June 30, 2009, Artisan Partners did not have any such accounts.
Personal transactions are subject to the Artisan Partners Code of Ethics, which generally provides that employees of Artisan Partners may not take personal advantage of any information that they may have concerning Artisan Partners’ current investment program. The Code requires pre-approval of most personal transactions in securities by Artisan employees (including acquisitions of securities as part of an initial public offering or private placement) and prohibits Artisan employees from profiting from the purchase and sale, or sale and purchase, of the same (or equivalent) securities within sixty days. In addition, the Code requires reports of personal securities transactions (which generally are in the form of duplicate confirmations and brokerage account statements) to be filed with Artisan Partners’ compliance department quarterly or more frequently. Artisan Partners reviews those reports and the securities holdings of its employees for conflicts, or potential conflicts, with client transactions.
The Code prohibits the purchase and sale of securities to and from client accounts. The Code also contains policies designed to prevent the misuse of material, non-public information and to protect the confidential information of Artisan Partners’ clients.
Proxy Voting. Artisan Partners may have a relationship with an issuer that could pose a conflict of interest when voting the shares of that issuer on the Portfolios’ behalf. As described in its proxy voting policy, Artisan Partners will be deemed to have a potential conflict voting proxies of an issuer if: (i) Artisan Partners manages assets for the issuer or an affiliate of the issuer and also recommends that the Portfolios invest in such issuer’s securities; (ii) a director, trustee or officer of the issuer or an affiliate of the issuer is a director of Artisan Funds or an employee of Artisan Partners; (iii) Artisan Partners is actively soliciting that issuer or an affiliate of the issuer as a client and the Artisan Partners employees who recommend, review or authorize a vote have actual knowledge of such active solicitation; (iv) a director or executive officer of the issuer has a personal relationship with an Artisan Partners employee who recommends, reviews or authorizes the vote; or (v) another relationship or interest of Artisan Partners, or an employee of Artisan Partners, exists that may be affected by the outcome of the proxy vote and that is deemed to represent an actual or potential conflict for the purposes of the proxy voting policy. Artisan Partners’ proxy voting policy contains procedures that must be followed in the event such relationships are identified in order to avoid or minimize conflicts of interest that otherwise may result in voting proxies for Artisan Partners’ clients, including the Portfolios.
Fees. Like the fees Artisan Partners receives from the Portfolios, the fees Artisan Partners receives as compensation from other client accounts are typically calculated as a percentage of the client’s assets under management. However, Artisan Partners may, under certain circumstances, negotiate performance-based fee arrangements. Performance-based fee arrangements are negotiated with clients on a case-by-case basis and may include, among other types of arrangements, fulcrum fee arrangements (in which the fee is based on actual Artisan Partners’ performance against an agreed upon benchmark), a fee based upon appreciation of assets under management for the client or a fee based upon the amount of gain in an account. As of June 30, 2009, Artisan Partners had two separate accounts with performance-based fees encompassing all of its investment strategies. Neither of those separate accounts is in Artisan Partners’ international growth strategy. Although Artisan Partners may have an incentive to manage the assets of accounts with performance–

based fees differently from its other accounts, the firm believes that potential conflict is effectively controlled by Artisan Partners’ procedures to manage all clients within a particular strategy similarly regardless of fee structure.
COMPENSATION. An Artisan Partners portfolio manager is compensated through a fixed base salary and a subjectively determined incentive bonus that is a portion of a bonus pool the aggregate amount of which is tied to the firm’s fee revenues generated by all accounts included within the manager’s investment strategy, including the Portfolios. A portfolio manager is not compensated based on the performance of accounts, except to the extent that positive account performance results in increased investment management fees earned by Artisan Partners based on assets under management. Artisan Partners bases incentive bonuses on revenues earned with respect to the investment strategy, rather than on investment performance, because the firm believes that this method aligns the portfolio manager’s interests more closely with the long-term interests of clients. Artisan Partners portfolio managers participate in group life, health, medical reimbursement, and retirement plans that are generally available to all salaried employees of the firm. All senior professionals, including portfolio managers have or are expected to have over a reasonable time limited partnership interests in the firm.
BlackRock Financial Management, Inc. (“BlackRock”) serves as a Specialist Manager for The Fixed Income II Portfolio. Messrs. Curtis Arledge and Matthew Mara are responsible for making day-to-day investment decisions for that portion of The Fixed Income II Portfolio allocated to BlackRock. Messrs. Arledge and Marra also provide portfolio management for certain other registered investment companies, pooled investment vehicles and separately managed accounts. Certain information about these responsibilities is set forth below.
OTHER ACCOUNTS MANAGED — TOTAL

	OTHER REGISTERED
	INVESTMENT		OTHER POOLED
	COMPANIES		INVESTMENT VEHICLES		OTHER ACCOUNTS
		TOTAL		TOTAL		TOTAL
PORTFOLIO MANAGER	NUMBER	ASSETS	NUMBER	ASSETS	NUMBER	ASSETS
Curtis Arledge	26	$17.69 billion	5	$2.47 billion	3	$334.8 million
Matthew Mara	29	$17.72 billion	2	$262.3 million	9	$ 1.34 billion
OTHER ACCOUNTS MANAGED — OF TOTAL LISTED ABOVE, THOSE WHOSE ADVISORY FEE IS BASED ON PERFORMANCE

	OTHER REGISTERED
	INVESTMENT		OTHER POOLED
	COMPANIES		INVESTMENT VEHICLES		OTHER ACCOUNTS
		TOTAL		TOTAL		TOTAL
PORTFOLIO MANAGER	NUMBER	ASSETS	NUMBER	ASSETS	NUMBER	ASSETS
Curtis Arledge	0	0	2	$2.14 billion	1	$188.9 million
Matthew Mara	0	0	0	0	1	$551.5 million
POTENTIAL MATERIAL CONFLICTS OF INTEREST. BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made for the Fund. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors or employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a Fund. In this connection, it should be noted that Messrs. Arledge and Marra currently manage certain accounts that are subject to performance fees. In addition, a portfolio manager may assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.
As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.
COMPENSATION. BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan and Restricted Stock Program.
Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm. Senior portfolio managers who perform additional management functions within the portfolio management group or within BlackRock may receive additional compensation for serving in these other capacities.
Discretionary Incentive Compensation. Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s seniority, role within the portfolio management team, teamwork and contribution to the overall performance of these portfolios and BlackRock. In most cases, including for the portfolio managers of the Fund, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment Officers determine the benchmarks against which the performance of funds and other accounts managed by each portfolio manager is compared and the period of time over which performance is evaluated. With respect to the portfolio managers, such benchmarks for the Fund include the following:

Portfolio Manager	Benchmarks Applicable to Each Manager
Curtis Arledge	A combination of market-based indices (e.g., Citigroup 1-Year Treasury Index, Merrill Lynch 1-3 Year Treasury Index, Barclays Capital Aggregate Index, Merrill Lynch Government Corporate 1-3 Year Index), certain customized indices and certain fund industry peer groups.

Matthew Marra	A combination of market-based indices (e.g., Barclays Capital Intermediate Government Index, Barclays Capital Intermediate Government/Credit Index, Barclays Capital U.S. Aggregate Index), certain customized indices and certain fund industry peer groups.
BlackRock’s Chief Investment Officers make a subjective determination with respect to the portfolio managers’ compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks noted above. Performance is measured on both a pre-tax and after-tax basis over various time periods including 1, 3, 5 and 10-year periods, as applicable.
Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. The BlackRock, Inc. restricted stock units, if properly vested, will be settled in BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods.

     Long-Term Retention and Incentive Plan (“LTIP”) — The LTIP is a long-term incentive plan that seeks to reward certain key employees. Prior to 2006, the plan provided for the grant of awards that were expressed as an amount of cash that, if properly vested and subject to the attainment of certain performance goals, will be settled in cash and/or in BlackRock, Inc. common stock. Beginning in 2006, awards are granted under the LTIP in the form of BlackRock, Inc. restricted stock units that, if properly vested and subject to the attainment of certain performance goals, will be settled in BlackRock, Inc. common stock. Messrs. Arledge and Marra have each received awards under the LTIP.
     Deferred Compensation Program — A portion of the compensation paid to eligible BlackRock employees may be voluntarily deferred into an account that tracks the performance of certain of the firm’s investment products. Each participant in the deferred compensation program is permitted to allocate his deferred amounts among the various investment options. Messrs. Arledge and Marra have each participated in the deferred compensation program.
Other compensation benefits. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:
     Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation. The RSP offers a range of investment options, including registered investment companies managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent employee investment direction, are invested into a balanced portfolio. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000. Each portfolio manager is eligible to participate in these plans.
The Boston Company Asset Management, LLC (“TBCAM”) serves as a Specialist Manager for The Emerging Markets Portfolio. TBCAM is a wholly-owned, indirect subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”). Kirk Henry and Warren Skillman are responsible for the day-to-day management of the Portfolio. These individuals also provide portfolio management for certain other registered investment companies, pooled investment vehicles and separately managed accounts. Certain information about these responsibilities is set forth below.
OTHER ACCOUNTS MANAGED — TOTAL

	OTHER REGISTERED
	INVESTMENT		OTHER POOLED
	COMPANIES		INVESTMENT VEHICLES		OTHER ACCOUNTS
		TOTAL		TOTAL		TOTAL
PORTFOLIO MANAGER	NUMBER	ASSETS	NUMBER	ASSETS	NUMBER	ASSETS
Kirk Henry	9	$2.82 billion	8	$2.56 billion	37	$5.21 billion
Warren Skillman	9	$2.82 billion	8	$2.56 billion	37	$5.21 billion
OTHER ACCOUNTS MANAGED — OF TOTAL LISTED ABOVE, THOSE WHOSE ADVISORY FEE IS BASED ON PERFORMANCE

	OTHER REGISTERED
	INVESTMENT		OTHER POOLED
	COMPANIES		INVESTMENT VEHICLES		OTHER ACCOUNTS
		TOTAL		TOTAL		TOTAL
PORTFOLIO MANAGER	NUMBER	ASSETS	NUMBER	ASSETS	NUMBER	ASSETS
Kirk Henry	0	0	0	0	1	$147.5 million
Warren Skillman	0	0	0	0	1	$147.5 million

CONFLICTS OF INTEREST. A conflict of interest is generally defined as a single person or entity having two or more interests that are inconsistent. TBCAM has implemented various policies and procedures that are intended to address the conflicts of interest that may exist or be perceived to exist at TBCAM.
These conflicts may include, but are not limited to when a portfolio manager is responsible for the management of more than one account; the potential arises for the portfolio manager to favor one account over another. Generally, the risk of such conflicts of interest could increase if a portfolio manager has a financial incentive to favor one account over another.
This disclosure statement is not intended to cover all of the conflicts that exist within TBCAM, but rather to highlight the general categories of conflicts and the associated mitigating controls. Other conflicts are addressed within the policies of TBCAM. Further, the Chief Compliance Officer of TBCAM shall maintain a Conflicts Matrix that further defines the conflicts specific to TBCAM.
New Investment Opportunities. A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation. TBCAM has policies that require a portfolio manager to allocate such investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives.
Compensation. A portfolio manager may favor an account if the portfolio manager’s compensation is tied to the performance of that account rather than all accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if TBCAM receives a performance-based advisory fee, the portfolio manager may favor that account, regardless of whether the performance of that account directly determines the portfolio manager’s compensation.
Portfolio managers’ cash compensation is comprised primarily of a market-based salary and incentive compensation (annual and long term retention incentive awards). Funding for the TBCAM Annual Incentive Plan and Long Term Retention Incentive Plan is through a pre-determined fixed percentage of overall TBCAM profitability. In general, bonus awards are based initially on TBCAM’s financial performance. However, awards for select senior portfolio managers are based initially on their individual investment performance (one, three, and five-year weighted). In addition, awards for portfolio managers that manage alternative strategies are partially based on a portion of the fund’s realized performance fee.
Investment Objective. Where different accounts managed by the same portfolio manager have materially and potentially conflicting investment objectives or strategies, a conflict of interest may arise. For example, if a portfolio manager purchases a security for one account and sells the same security short for another account, such a trading pattern could potentially disadvantage either account.
To mitigate the conflict in this scenario TBCAM has in places a restriction in the order management system and requires a written explanation from the portfolio manager before determining whether to lift the restriction. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.
Trading. A portfolio manager could favor one account over another in the allocation of shares or price in a block trade. Particularly in cases when a portfolio manager buys or sells a security for a group of accounts in an aggregate amount that may influence the market price of the stock, certain portfolios could receive a more favorable price on earlier executions than accounts that participate subsequent fills. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price.
When a portfolio manager intends to trade the same security for more than one account, TBCAM policy generally requires that such orders be “bunched,” which means that the trades for the individual accounts are aggregated and each portfolio receives the same average price. Some accounts may not be eligible for bunching for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, TBCAM will place the order in a manner intended to result in as favorable a price as possible for such client.

To ensure that trades are being allocated in a fair and equitable manner consistent with our policies, performance dispersion among portfolios in all of TBCAM’s investment strategies is reviewed on a monthly basis. While it is not practicable to examine each individual trade allocation, this performance analysis for strategy-specific portfolio groups provides a reasonable basis to confirm adherence to policy or to highlight potential outliers.
Personal Interest. A portfolio manager may favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in a mutual fund that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.
All accounts with the same or similar investment objectives are part of a trading group. All accounts in a particular trading group are managed and traded identically taking into account client imposed restrictions or cash flows. As a result of this management and trading style an account in a trading group cannot be treated any differently than any other account in that trading group.
Outside Affiliations and Directorship. Employees may serve as directors, officers or general partners of certain outside entities after obtaining the appropriate approvals in compliance with the Code of Conduct and BNY Mellon’s Corporate Policy on Outside Directorships and Offices (Policy I-A.022). However, in view of the potential conflicts of interest and the possible liability for TBCAM, its affiliates and its employees, employees are urged to be cautious when considering serving as directors, officers, or general partners of outside entities.
In addition to completing the reporting requirements set forth in the BNY Mellon corporate policies, employees should ensure that their service as an outside director, officer or general partner does not interfere with the discharge of their job responsibilities and must recognize that their primary obligation is to complete their assigned responsibilities at TBCAM in a timely manner.
Proxy Voting. Whenever TBCAM owns the securities of client or prospective client in fiduciary accounts there is a potential conflict between the interests of the firm and the interests of the beneficiaries of our client accounts.
Material conflicts of interest are addressed through the establishment of our parent company’s Proxy Committee structure. It applies detailed, pre-determined proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, we engage a third party as an independent fiduciary to vote all proxies for BNY Mellon securities and Fund securities.
Personal Trading. There is an inherent conflict where a portfolio manager manages personal accounts alongside client accounts. Further, there is a conflict where other employees in the firm know of portfolio decisions in advance of trade execution and could potentially use this information to their advantage and to the disadvantage of TBCAM’s clients.
Subject to the personal Securities Trading Policy, employees of TBCAM may buy and sell securities which are recommended to its clients; however, no employee is permitted to do so (a) where such purchase or sale would affect the market price of such securities, or (b) in anticipation of the effect of such recommendation on the market price.
Consistent with the Securities Trading Policy relating to Investment Employees (which includes all Access Persons), approval will be denied for sales/purchases of securities for which investment transactions are pending and, at minimum, for two business days after transactions for the security were completed for client accounts. Portfolio managers are prohibited from trading in a security for seven days before and after transactions in that security are completed for client accounts managed by that Portfolio Manager.
Client Commission Arrangements. Use of client commissions to pay for services that benefit TBCAM and not client accounts.It is the policy of TBCAM to enter into client commission arrangements in a manner which will ensure the availability of the safe harbor provided by Section 28(e) of the Securities Exchange Act of 1934 and which will ensure that the firm meets its fiduciary obligations for seeking to obtain best execution for its clients. Client commissions may be used for services that qualify as “research” or brokerage”. All 3rd Party Commission services are justified in writing by the user specifically noting how the service will assist in the investment decision making process and approved by the Brokerage Practices Committee.
Consultant Business. Many of our clients retain consulting firms to assist them in selecting investment managers. Some of these consulting firms provide services to both those who hire investment managers (i.e. clients) and to investment management firms. TBCAM may pay to attend conferences sponsored by consulting firms and/or purchase services from consulting firms where it believes those services will be useful to it in operating its investment management business. TBCAM does not pay referral fees to consultants.
Gifts. Where investment personnel are offered gifts or entertainment by business associates that assist them in making or executing portfolio decisions or recommendations for client accounts a potential conflict exists. The Code of Conduct sets forth broad requirements for accepting gifts and entertainment. TBCAM’s Gift Policy supplements the Code of Conduct and provides further clarification for TBCAM employees.
TBCAM has established a Gift Policy that supplements the BNY Mellon Code of Conduct and which requires certain reporting and/or prior approval when accepting gifts and entertainment valued in excess of predetermined ranges. On a quarterly basis TBCAM Compliance Personnel review the gifts and entertainment accepted by TBCAM Employees to ensure compliance with the BNY Mellon Code of Conduct and the TBCAM Gift Policy.
Affiliated Brokerage. TBCAM is affiliated with certain BNY Mellon affiliated broker dealers.TBCAM does not execute brokerage transactions directly with BNY Mellon affiliated brokers. An exception to this prohibition is where a client has provided affirmative written direction to TBCAM to execute trades through a BNY Mellon affiliated broker as part of a directed brokerage arrangement that the client has with such affiliated broker. TBCAM also maintains Affiliated Brokerage and Underwriting Policy and Procedures.
Breckinridge Capital Advisors, Inc. (“Breckinridge”) serves as the Specialist Manager for The Short-Term Municipal Bond Portfolio. Mr. Peter B. Coffin, president of Breckinridge and David Madigan, Martha Field Hodgman and Susan S. Mooney all Senior Vice Presidents of Breckinridge as well as Matthew Buscone, Portfolio Manager, are responsible for making day-to-day investment decisions for The Short-Term Municipal Bond Portfolio. The portfolio management team also provides portfolio management for certain other registered investment companies, pooled investment vehicles and separately managed accounts. Certain information about these responsibilities is set forth below.
Breckinridge manages portfolios on a team approach enabling any portfolio manager to make portfolio management recommendations and decisions across all accounts managed by Breckinridge.
OTHER ACCOUNTS MANAGED — TOTAL*

OTHER REGISTERED
	INVESTMENT		OTHER POOLED
	COMPANIES		INVESTMENT VEHICLES		OTHER ACCOUNTS
		TOTAL		TOTAL		TOTAL
PORTFOLIO MANAGER	NUMBER	ASSETS	NUMBER	ASSETS	NUMBER	ASSETS
Breckinridge Portfolio
Management Team	0	0	5	$123 million	4,556	$9.9 billion

*	None of these accounts has an advisory fee based on performance.
CONFLICTS OF INTEREST. In connection with its management of client accounts, Breckinridge is subject to potential conflicts of interest. The primary potential conflict is decisions regarding the allocation of securities among portfolios with similar strategies but different fee schedules. Breckinridge believes it has sufficient policies and procedures in place to address this concern.
Other potential conflicts concern soft dollars and other trading practices and personal trading by employees. To minimize these conflicts, Breckinridge has adopted a policy of not accepting any soft dollars and believes that the policies and practices in place and documented in its Compliance Manual and Code of Ethics are sufficient to address other possible conflicts.
COMPENSATION. Breckinridge’s portfolio manager compensation is based on a base annual salary and quarterly bonus. The bonus is variable and is based on the firms’ overall profitability. It is not tied to the performance of any individual account. All of Breckinridge’s portfolio managers hold an equity position (or options to acquire an equity position) which entitle them to share in the firm’s profits and long-term growth.

Capital Guardian Trust Company (“CapGuardian”) serves as a Specialist Manager for The International Equity Portfolio and The Institutional International Equity Portfolio. CapGuardian is an indirect, wholly-owned subsidiary of The Capital Group Companies, Inc., a group of companies that provides investment management services. Listed below are the portfolio managers responsible for making day-to-day investment decisions for those portions of these Portfolios allocated to CapGuardian. These individuals also provides portfolio management for certain other registered investment companies, pooled investment vehicles and separately managed accounts. Certain information about these responsibilities is set forth below.
CapGuardian uses a multiple portfolio manager system in managing the fund’s assets. Under this approach, the portfolio of a fund is divided into segments managed by individual managers. Each manager’s role is to decide how their respective segment will be invested by selecting securities within the limits provided by the fund’s objectives and policies. CapGuardian’s investment committee oversees this process. In addition, CapGuardian’s investment analysts also may make investment decisions with respect to a portion of a fund’s portfolio. Certain portfolio managers may also have investment analyst responsibilities with respect to specific research coverage.
OTHER ACCOUNTS MANAGED — TOTAL

	OTHER REGISTERED		OTHER POOLED
	INVESTMENT		INVESTMENT
	COMPANIES[1]		VEHICLES[2]		OTHER ACCOUNTS[3,4]
		TOTAL		TOTAL		TOTAL
PORTFOLIO MANAGER	NUMBER	ASSETS	NUMBER	ASSETS	NUMBER	ASSETS
Du Manior, Gerald	1	$0.28 billion	8	$8.04 billion	240	$18.75 billion
Fisher, David	8	$12.84 billion	22	$18.87 billion	153	$33.91 billion
Gromadzki, Arthur	1	$0.28 billion	5	$7.86 billion	233	$18.10 billion
Kyle, Nancy	4	$0.91 billion	15	12.031 billion	112	$24.74 billion
Sauvage, Lionel	4	$0.91 billion	20	$14.06 billion	173	$35.79 billion
Sikorsky, Nilly	2	$0.48 billion	8	$9.64 billion	138	$30.60 billion
Staehelin, Rudolf	2	$0.48 billion	12	$10.95 billion	128	$23.11 billion

(1)	Assets noted represent the total net assets of registered investment companies and are not indicative of the total assets managed by the named individual portfolio manager which will be a substantially lower amount.

(2)	Assets noted represent the total net assets of other pooled investment vehicles and are not indicative of the total assets managed by the named individual portfolio manager which will be a substantially lower amount.

(3)	Assets noted represent the total net assets of other accounts and are not indicative of the total assets managed by the named individual portfolio manager which will be a substantially lower amount.

(4)	Reflects other professionally managed accounts held at CapGuardian or companies affiliated with CapGuardian. Personal brokerage accounts of portfolio managers and their families are not reflected.

OTHER ACCOUNTS MANAGED — OF TOTAL LISTED ABOVE, THOSE WHOSE ADVISORY FEE IS BASED ON PERFORMANCE

	OTHER REGISTERED		OTHER POOLED
	INVESTMENT		INVESTMENT
	COMPANIES[1]		VEHICLES[2]		OTHER ACCOUNTS[3,4]
		TOTAL		TOTAL		TOTAL
PORTFOLIO MANAGER	NUMBER	ASSETS	NUMBER	ASSETS	NUMBER	ASSETS
Du Manior, Gerald	0	—	0	—	3	$0.56 billion
Fisher, David	0	—	0	—	6	$1.15 billion
Gromadzki, Arthur	0	—	0	—	3	$0.70 billion
Kyle, Nancy	0	—	0	—	4	$1.01 billion
Sauvage, Lionel	0	—	0	—	11	$2.23 billion
Sikorsky, Nilly	0	—	0	—	10	$5.41 billion
Staehelin, Rudolf	0	—	0	—	7	$1.64 billion

(1)	Assets noted represent the total net assets of registered investment companies and are not indicative of the total assets managed by the named individual portfolio manager which will be a substantially lower amount.

(2)	Assets noted represent the total net assets of other pooled investment vehicles and are not indicative of the total assets managed by the named individual portfolio manager which will be a substantially lower amount.

(3)	Assets noted represent the total net assets of other accounts and are not indicative of the total assets managed by the named individual portfolio manager which will be a substantially lower amount.

(4)	Reflects other professionally managed accounts held at CapGuardian or companies affiliated with CapGuardian. Personal brokerage accounts of portfolio managers and their families are not reflected.
CONFLICTS OF INTEREST. CapGuardian has adopted policies and procedures that address potential conflicts of interest that may arise between a portfolio manager’s management of the fund and his or her management of other funds and accounts, such as conflicts relating to the allocation of investment opportunities, personal investing activities, portfolio manager compensation and proxy voting of portfolio securities. While there is no guarantee that such policies and procedures will be effective in all cases, CapGuardian believes that all issues relating to potential material conflicts of interest involving this portfolio and its other managed accounts have been addressed.
COMPENSATION. At CapGuardian portfolio managers and investment analysts are paid competitive salaries. In addition, they may receive bonuses based on their individual portfolio results and also may participate in profit-sharing plans. The relative mix of compensation represented by bonuses, salary and profit sharing will vary depending on the individual’s portfolio results, contributions to the organization and other factors. To encourage a long-term focus, bonuses based on investment results are calculated by comparing pre-tax total investment returns to relevant benchmarks over the most recent year a four-year rolling average and an eight-year rolling average with much greater weight placed on the four-year and eight-year rolling averages. For portfolio managers, benchmarks may include both measures of the marketplaces in which the relevant portfolio invests and measures of the results of comparable mutual funds or consultant universe measures of comparable institutional accounts. For investment analysts, benchmarks include both relevant market measures and appropriate industry indices reflecting their areas of expertise. Analysts are also subjectively compensated for their contributions to the research process.
The benchmarks used to measure performance of the CapGuardian portfolio managers for The International Equity and The Institutional International Equity Portfolios include, as applicable, an adjusted MSCI EAFE® Index, and a customized index based on median results with respect to non-US equity from Mellon & Intersec.
OWNERSHIP OF FUND SHARES: To our knowledge, based on the information available for the time period ending June 30, 2009, the portfolio managers of the International Equity and Institutional International Equity Portfolios did not own any shares of those funds.

Causeway Capital Management LLC (“Causeway”) serves as a Specialist Manager for The International Equity Portfolio and The Institutional International Equity Portfolio. Day-to-day responsibility for the management of those assets of these Portfolios allocated to Causeway will be the responsibility of Sarah H. Ketterer, Harry W. Hartford, James A. Doyle, Jonathan P. Eng and Kevin Durkin. This team also provides portfolio management for certain other registered investment companies, pooled investment vehicles and separately managed accounts. Certain information about these responsibilities is set forth below.
OTHER ACCOUNTS MANAGED — TOTAL

	OTHER REGISTERED
	INVESTMENT		OTHER POOLED
	COMPANIES		INVESTMENT VEHICLES		OTHER ACCOUNTS
		TOTAL		TOTAL		TOTAL
PORTFOLIO MANAGER	NUMBER	ASSETS	NUMBER	ASSETS	NUMBER	ASSETS
Sarah H. Ketterer	5	$3.02 billion	6	$1.06 billion	58	$4.48 billion
Harry W. Hartford	5	$3.02 billion	6	$1.06 billion	62	$4.48 billion
James A. Doyle	5	$3.02 billion	6	$1.06 billion	59	$4.48 billion
Jonathan P. Eng	5	$3.02 billion	6	$1.06 billion	56	$4.48 billion
Kevin Durkin	5	$3.02 billion	6	$1.06 billion	54	$4.48 billion
OTHER ACCOUNTS MANAGED — OF TOTAL LISTED ABOVE, THOSE WHOSE ADVISORY FEE IS BASED ON PERFORMANCE

	OTHER REGISTERED
	INVESTMENT		OTHER POOLED
	COMPANIES		INVESTMENT VEHICLES		OTHER ACCOUNTS
		TOTAL		TOTAL		TOTAL
PORTFOLIO MANAGER	NUMBER	ASSETS	NUMBER	ASSETS	NUMBER	ASSETS
Sarah H. Ketterer	0	$0	0	$0	2	$414 million
Harry W. Hartford	0	$0	0	$0	2	$414 million
James A. Doyle	0	$0	0	$0	2	$414 million
Jonathan P. Eng	0	$0	0	$0	2	$414 million
Kevin Durkin	0	$0	0	$0	2	$414 million
CONFLICTS OF INTEREST. The portfolio managers who manage the portion of The International Equity Portfolio and The Institutional International Equity Portfolio allocated to Causeway (“Causeway Portfolios”) also provide investment management services to other accounts, including corporations, pension plans, public retirement plans, Taft-Hartley pension plans, endowments and foundations, mutual funds, charities, private trusts and funds, wrap fee programs, and other institutions and their personal accounts (collectively, “Other Accounts”). In managing the Other Accounts, the portfolio managers may employ an investment strategy similar to that used in managing the Causeway Portfolios, subject to certain variations in investment restrictions. The portfolio managers purchase and sell securities for the Causeway Portfolios that they may also recommend to Other Accounts. The portfolio managers may at times give advice or take action with respect to certain accounts that differs from the advice given other accounts with similar investment strategies. Certain of the Other Accounts pay higher management fee rates than the Causeway Portfolios or pay performance-based fees to Causeway. All of the portfolio managers have personal investments in mutual funds managed and sponsored by Causeway. Ms. Ketterer and Mr. Hartford hold a controlling interest in Causeway’s equity and Messrs. Doyle, Eng and Durkin have minority interests in Causeway’s equity.
Actual or potential conflicts of interest may arise from the portfolio managers’ management responsibilities with respect to Other Accounts. These responsibilities may cause portfolio managers to devote unequal time and attention across client accounts and the differing fees, incentives and relationships with the various accounts may provide an incentive to favor certain accounts. Causeway has written compliance policies and procedures designed to mitigate or manage these conflicts of interest. These include policies and procedures to seek fair and equitable allocation of investment opportunities (including IPOs) and trade allocations among all client accounts and policies and procedures concerning the disclosure and use of portfolio transaction information. Causeway also has a Code of Ethics which, among other things, limits personal trading by portfolio managers and other employees of Causeway. There is no guarantee that any such policies or procedures will cover every situation in which a conflict of interest arises.

COMPENSATION. Ms. Ketterer and Mr. Hartford, the chief executive officer and president of Causeway, respectively, receive annual salaries and are entitled, as controlling owners of Causeway, to distributions of Causeway’s profit based on their ownership interests. They do not receive incentive compensation. Messrs. Doyle, Eng and Durkin receive salaries, incentive compensation and distributions of Causeway’s profit based on their minority ownership interests. Salary and incentive compensation are determined by Causeway’s Operating Committee, led by Ms. Ketterer and Mr. Hartford, weighing a variety of objective and subjective factors. No specific formula is used and salary and incentive compensation are not based on the specific performance of the Causeway Portfolios or any single client account managed by Causeway. The following factors are among those considered in determining incentive compensation: individual research contribution, portfolio management contribution, group research contribution, and client service contribution.
Frontier Capital Management Company, LLC (“Frontier”) Frontier serves as a Specialist Manager for The Small Capitalization Equity Portfolio and The Institutional Small Capitalization Equity Portfolio. Affiliated Managers Group, Inc. has a controlling interest in Frontier. Michael A. Cavarretta is responsible for making day-to-day investment decisions for that portion of these Portfolios allocated to Frontier. Mr. Cavarretta also provides portfolio management for certain other registered investment companies, pooled investment vehicles and separately managed accounts. Certain information about these responsibilities is set forth below.
OTHER ACCOUNTS MANAGED — TOTAL*

OTHER REGISTERED
	INVESTMENT		OTHER POOLED
	COMPANIES		INVESTMENT VEHICLES		OTHER ACCOUNTS
		TOTAL		TOTAL		TOTAL
PORTFOLIO MANAGER	NUMBER	ASSETS	NUMBER	ASSETS	NUMBER	ASSETS
Michael A. Cavarretta	1	$123 million	1	$52 million	30	$1.11 billion

*	None of these accounts has an advisory fee based on performance.
CONFLICTS OF INTEREST. In connection with its management of client accounts, Frontier is subject to a number of potential conflicts of interest. An advisory fee based on the performance of an account may create a conflict of interest for Frontier when compared to accounts where Frontier is paid based on a percentage of assets. The conflict is that Frontier may have an incentive to allocate securities preferentially to the account where Frontier might share in investment gains. In order to address this potential conflict, Frontier’s trade allocation procedures are designed to ensure that allocations of orders among all Frontier client accounts are made in a fair and equitable manner and may not be based on the amount or structure of management fees.
Other potential conflicts include the allocation of securities among similar strategies; the allocation of IPOs; soft dollars and other brokerage practices; personal trading by employees and the management of proprietary accounts. Frontier believes that it has written policies and procedures in place that are reasonably designed to address these and other potential conflicts of interest.
COMPENSATION. Frontier’s portfolio manager compensation program consists of a base salary, annual bonus and participation in company-funded retirement plans. In addition, all of Frontier’s portfolio managers are equity owners of Frontier, which entitle them to share in the firm’s profits and the long-term growth of the firm. The annual bonus is variable and based partially or primarily upon management fee revenues generated from client accounts.
Institutional Capital, LLC (“ICAP”) ICAP serves as a Specialist Manager for The Value Equity Portfolio and The Institutional Value Equity Portfolio. ICAP is a wholly-owned subsidiary of New York Life Investment Management Holdings LLC. Listed below are the portfolio managers responsible for making day-to-day investment decisions for that portion of these Portfolios allocated to ICAP. Messrs. Senser and Wenzel also provides portfolio management for certain other registered investment companies, pooled investment vehicles and separately managed accounts. Certain information about these responsibilities is set forth below.

OTHER ACCOUNTS MANAGED — TOTAL

	OTHER REGISTERED
	INVESTMENT		OTHER POOLED
	COMPANIES		INVESTMENT VEHICLES		OTHER ACCOUNTS
		TOTAL		TOTAL		TOTAL
PORTFOLIO MANAGER	NUMBER	ASSETS	NUMBER	ASSETS	NUMBER	ASSETS
Jerrold K. Senser	14	$6.10 billion	15	$1.54 billion	118	$5.42 billion
Thomas R. Wenzel	14	$6.10 billion	15	$1.54 billion	118	$5.42 billion
OTHER ACCOUNTS MANAGED — OF TOTAL LISTED ABOVE, THOSE WHOSE ADVISORY FEE IS BASED ON PERFORMANCE

	OTHER REGISTERED
	INVESTMENT		OTHER POOLED
	COMPANIES		INVESTMENT VEHICLES		OTHER ACCOUNTS
		TOTAL		TOTAL		TOTAL
PORTFOLIO MANAGER	NUMBER	ASSETS	NUMBER	ASSETS	NUMBER	ASSETS
Jerrold K. Senser	0	—	0	—	7	$852.20 million
Thomas R. Wenzel	0	—	0	—	7	$852.20 million
CONFLICTS OF INTEREST. Individual fund managers may manage multiple accounts for multiple clients. In addition to the portfolios, these other accounts may include separate accounts, pension and profit sharing plans, foundations and 401(k) plans. ICAP manages all accounts on a team basis. ICAP manages potential conflicts of interest between a fund and other types of accounts through allocation policies and oversight by ICAP’s compliance department. ICAP has developed trade allocation systems and controls to ensure that no one client, regardless of type, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts of interest in situations where two or more funds or accounts participate in investment decisions involving the same securities.
COMPENSATION. Compensation for key investment professionals consists of competitive base salary and annual cash bonus. A compensation committee reviews and determines the compensation. The compensation committee determines the base salary and amount of bonus for each individual by examining several quantitative and qualitative factors. For those individuals with specific investment sectors assigned to them, their annual performance relative to the annual performance of that sector in the S&P 500 is an important factor. Other factors include the investment professional’s contribution to the investment team’s dialogue, the business results and overall business strategy, success of marketing and client servicing as well as managerial and demonstrated leadership. Not all factors apply to each investment professional and there is no particular weighting or formula for considering certain factors. Both the base salary for the upcoming year and the bonus for the current year are determined near the end of each calendar year.
IronBridge Capital Management LP (“IronBridge”) IronBridge serves as a Specialist Manager for The Small Capitalization Equity Portfolio and The Institutional Small Capitalization Equity Portfolio. Messrs. Christopher Faber, Samuel Eddins and various officers have a controlling interest in IronBridge. Listed below are the portfolio managers responsible for making day-to-day investment decisions for that portion of these Portfolios allocated to IronBridge. Messrs. Faber and Madden also provides portfolio management for certain other registered investment companies, pooled investment vehicles and separately managed accounts. Certain information about these responsibilities is set forth below.
OTHER ACCOUNTS MANAGED —TOTAL

	OTHER REGISTERED
	INVESTMENT		OTHER POOLED
	COMPANIES		INVESTMENT VEHICLES		OTHER ACCOUNTS
		TOTAL		TOTAL		TOTAL
PORTFOLIO MANAGER	NUMBER	ASSETS	NUMBER	ASSETS	NUMBER	ASSETS
Chris Faber	4	$633 million	4	$139 million	62	$1.2 billion
Jeff Madden	4	$633 million	3	$139 million	63	$1.2 billion

OTHER ACCOUNTS MANAGED — OF TOTAL LISTED ABOVE, THOSE WHOSE ADVISORY FEE IS BASED ON PERFORMANCE

	OTHER REGISTERED
	INVESTMENT		OTHER POOLED
	COMPANIES		INVESTMENT VEHICLES		OTHER ACCOUNTS
		TOTAL		TOTAL		TOTAL
PORTFOLIO MANAGER	NUMBER	ASSETS	NUMBER	ASSETS	NUMBER	ASSETS
Chris Faber	0	—	0	—	6	$353 million
Jeff Madden	0	—	0	—	5	$205 million
CONFLICTS OF INTEREST. IronBridge has policies and procedures in place to address potential conflicts of interest that may arise between a portfolio manager’s management of the fund and his or her management of other funds and accounts, such as conflicts relating to the allocation of investment opportunities, personal investing activities, portfolio manager compensation and proxy voting of portfolio securities.
While there is no guarantee that such policies and procedures will be effective in all cases, IronBridge believes that all issues relating to potential material conflicts of interest involving this portfolio and its other managed accounts have been addressed.
COMPENSATION. IronBridge portfolio manager’s compensation is based on a base salary and annual bonus. The annual bonus is tied to individual professional performance throughout the year and the success of the firm, rather than the performance of individual accounts. Portfolio managers have the option to take the bonus in cash or equity ownership of IronBridge. Ownership in IronBridge aligns our portfolio managers’ long term interests with those of our clients.
Jennison Associates LLC (“Jennison”) Jennison serves as a Specialist Manager for The Growth Equity Portfolio and The Institutional Growth Equity Portfolio. Jennison is organized under the laws of Delaware as a single member limited liability company whose sole member is Prudential Investment Management, Inc., which is a direct, wholly-owned subsidiary of Prudential Asset Management Holding Company LLC, which is a direct, wholly-owned subsidiary of Prudential Financial, Inc. Kathleen A. McCarragher, Managing Director and Head of Growth Equity at Jennison, is responsible for making day-to-day investment decisions for that portion of these Portfolios allocated to Jennison. Ms. McCarragher also provides portfolio management for certain other registered investment companies, pooled investment vehicles and separately managed accounts. Certain information about these responsibilities is set forth below.
OTHER ACCOUNTS MANAGED — TOTAL
THE GROWTH EQUITY PORTFOLIO

OTHER REGISTERED
	INVESTMENT		OTHER POOLED
	COMPANIES		INVESTMENT VEHICLES		OTHER ACCOUNTS
		TOTAL		TOTAL		TOTAL
PORTFOLIO MANAGER	NUMBER	ASSETS	NUMBER	ASSETS	NUMBER	ASSETS
Kathleen A. McCarragher	15	$8.8 billion	2	$150 million	37	$4.2 billion
OTHER ACCOUNTS MANAGED — OF TOTAL LISTED ABOVE, THOSE WHOSE ADVISORY FEE IS BASED ON PERFORMANCE

OTHER REGISTERED
	INVESTMENT		OTHER POOLED
	COMPANIES		INVESTMENT VEHICLES		OTHER ACCOUNTS
		TOTAL		TOTAL		TOTAL
PORTFOLIO MANAGER	NUMBER	ASSETS	NUMBER	ASSETS	NUMBER	ASSETS
Kathleen A. McCarragher	2	$1.3 billion	0	—	0	—

THE INSTITUTIONAL GROWTH EQUITY PORTFOLIO

OTHER REGISTERED
	INVESTMENT			OTHER POOLED
	COMPANIES			INVESTMENT VEHICLES			OTHER ACCOUNTS
		TOTAL			TOTAL			TOTAL
PORTFOLIO MANAGER	NUMBER	ASSETS		NUMBER	ASSETS		NUMBER	ASSETS
Kathleen A. McCarragher	15	$8.9	billion	2	$150	million	37	$4.2	billion
OTHER ACCOUNTS MANAGED — OF TOTAL LISTED ABOVE, THOSE WHOSE ADVISORY FEE IS BASED ON PERFORMANCE

OTHER REGISTERED
	INVESTMENT			OTHER POOLED
	COMPANIES			INVESTMENT VEHICLES		OTHER ACCOUNTS
		TOTAL			TOTAL		TOTAL
PORTFOLIO MANAGER	NUMBER	ASSETS		NUMBER	ASSETS	NUMBER	ASSETS
Kathleen A. McCarragher	2	$1.3	billion	0	—	0	—
CONFLICTS OF INTEREST. In managing other portfolios (including affiliated accounts), certain potential conflicts of interest may arise. Potential conflicts include, for example, conflicts among investment strategies, conflicts in the allocation of investment opportunities, or conflicts due to different fees. As part of its compliance program, Jennison has adopted policies and procedures that seek to address and minimize the effects of these conflicts.
Jennison’s portfolio managers typically manage multiple accounts. These accounts may include, among others, mutual funds, separately managed advisory accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), commingled trust accounts, other types of unregistered commingled accounts (including hedge funds), affiliated single client and commingled insurance separate accounts, model nondiscretionary portfolios, and model portfolios used for wrap fee programs. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may recommend the purchase (or sale) of certain securities for one portfolio and not another portfolio. Securities purchased in one portfolio may perform better than the securities purchased for another portfolio. Similarly, securities sold from one portfolio may result in better performance if the value of that security declines. Generally, however, portfolios in a particular product strategy (e.g., large cap growth equity) with similar objectives are managed similarly. Accordingly, portfolio holdings and industry and sector exposure tend to be similar across a group of accounts in a strategy that have similar objectives, which tends to minimize the potential for conflicts of interest. While these accounts have many similarities, the investment performance of each account will be different primarily due to differences in guidelines, timing of investments, fees, expenses and cash flows.
Furthermore, certain accounts (including affiliated accounts) in certain investment strategies may buy or sell securities while accounts in other strategies may take the same or differing, including potentially opposite, position. For example, certain strategies may short securities that may be held long in other strategies. The strategies that sell a security short held long by another strategy could lower the price for the security held long. Similarly, if a strategy is purchasing a security that is held short in other strategies, the strategies purchasing the security could increase the price of the security held short. Jennison has policies and procedures that seek to mitigate, monitor and manage this conflict.
In addition, Jennison has adopted trade aggregation and allocation procedures that seek to treat all clients (including affiliated accounts) fairly and equitably. These policies and procedures address the allocation of limited investment opportunities, such as IPOs and the allocation of transactions across multiple accounts. Some accounts have higher fees, including performance fees, than others. Fees charged to clients differ depending upon a number of factors including, but not limited to, the particular strategy, the size of the portfolio being managed, the relationship with the client, the service requirements and the asset class involved. Fees may also differ based on the account type (e.g., commingled accounts, trust accounts, insurance company separate accounts or corporate, bank or trust-owned life insurance products). Some accounts, such as hedge funds and alternative strategies, have higher fees, including performance fees, than others. Based on these factors, a client may pay higher fees than another client in the same strategy. Also, clients with larger assets under management generate more revenue for Jennison than smaller accounts. These differences may give rise to a potential conflict that a portfolio manager may favor the higher fee-paying account over the other or allocate more time to the management of one account over another.

Furthermore, if a greater proportion of a portfolio manager’s compensation could be derived from an account or group of accounts, which include hedge fund or alternative strategies, than other accounts under the portfolio manager’s management, there could be an incentive for the portfolio manager to favor the accounts that could have a greater impact on the portfolio manager’s compensation. While Jennison does not monitor the specific amount of time that a portfolio manager spends on a single portfolio, senior Jennison personnel periodically review the performance of Jennison’s portfolio managers as well as periodically assess whether the portfolio manager has adequate resources to effectively manage the accounts assigned to that portfolio manager.
COMPENSATION. Jennison seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals, which include portfolio managers and research analysts, and to align the interests of its investment professionals with those of its clients and overall firm results. Overall firm profitability determines the total amount of incentive compensation pool that is available for investment professionals. Investment professionals are compensated with a combination of base salary and cash bonus. In general, the cash bonus comprises the majority of the compensation for investment professionals. Additionally, senior investment professionals, including portfolio managers and senior research analysts, are eligible to participate in a deferred compensation program where all or a portion of the cash bonus can be invested in a variety of predominantly Jennison-managed investment strategies on a tax-deferred basis.
Investment professionals’ total compensation is determined through a subjective process that evaluates numerous qualitative and quantitative factors. There is no particular weighting or formula for considering the factors. Some portfolio managers may manage or contribute ideas to more than one product strategy and are evaluated accordingly. The factors reviewed for the portfolio manager are listed below in order of importance:
The following primary quantitative factor is reviewed for the portfolio managers:
-	One and three year pre-tax investment performance of groupings of accounts (a “Composite”) relative to market conditions, pre-determined passive indices, such as the Russell 1000® Growth Index, and industry peer group data for the product strategy (e.g., large cap growth, large cap value) for which the portfolio manager is responsible.
The qualitative factors reviewed for the portfolio manager may include:
-	Historical and long-term business potential of the product strategies;
-	Qualitative factors such as teamwork and responsiveness; and
-	Other individual factors such as experience and other responsibilities such as being a team leader or supervisor may also affect an investment professional’s total compensation.

Pacific Management Investment Company LLC (“PIMCO”) PIMCO serves as a Specialist Manager for The Institutional Value Equity Portfolio, The Institutional Growth Equity and The Fixed Income Opportunity Portfolios. PIMCO is a subsidiary of Allianz Global Investors of America, L.P. The address of PIMCO’s U.S. headquarters is at 840 Newport Center Drive, Newport Beach, CA 92660. PIMCO is a majority owned subsidiary of Allianz Global Investors of America L.P. (“Allianz Global Investors”) with a minority interest held by PIMCO Partners, LLC, a California limited liability company. PIMCO Partners, LLC is owned by the current managing directors and executive management of PIMCO. Through various holding company structures, Allianz Global Investors is majority owned by Allianz SE.
THE INSTITUTIONAL VALUE EQUITY PORTFOLIO
THE INSTITUTIONAL GROWTH EQUITY PORTFOLIO
Mr. Parikh also provides portfolio management for certain other registered investment companies, pooled investment vehicles and separately managed accounts. Certain information about these responsibilities is set forth below.
OTHER ACCOUNTS MANAGED — TOTAL*
The table below represents the assets and accounts where Mr. Parikh serves as primary portfolio manager. Mr. Parikh has additional responsibilities in managing portfolios besides those where he serves as primary portfolio manager.

	OTHER REGISTERED			OTHER POOLED
	INVESTMENT COMPANIES			INVESTMENT VEHICLES			OTHER ACCOUNTS
		TOTAL			TOTAL			TOTAL
PORTFOLIO MANAGER	NUMBER	ASSETS		NUMBER	ASSETS		NUMBER	ASSETS
Saumil Parikh	1	$618.47	million	11	$2.33	billion	19	$4.70	billion
OTHER ACCOUNTS MANAGED — OF TOTAL LISTED ABOVE, THOSE WHOSE ADVISORY FEE IS BASED ON PERFORMANCE

OTHER REGISTERED
	INVESTMENT		OTHER POOLED
	COMPANIES		INVESTMENT VEHICLES			OTHER ACCOUNTS
		TOTAL		TOTAL
PORTFOLIO MANAGER	NUMBER	ASSETS	NUMBER	ASSETS		NUMBER	TOTAL ASSETS
Saumil Parikh	0	$0	1	$95.87	million	15	$8.13	billion
THE FIXED INCOME OPPORTUNITY PORTFOLIO
Curtis Mewbourne is primarily responsible for the day-to-day management of the assets of the Portfolio. Certain information about these responsibilities is set forth below.
OTHER ACCOUNTS MANAGED — TOTAL*
The table below represents the assets and accounts where Curtis Mewbourne serves as primary portfolio manager.

	OTHER REGISTERED		OTHER POOLED
	INVESTMENT COMPANIES		INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO		TOTAL		TOTAL		TOTAL
MANAGER	NUMBER	ASSETS	NUMBER	ASSETS	NUMBER	ASSETS
Curtis Mewbourne	11	9,840,010,294	21	5,090,026,376	89	20,768,503,922
OTHER ACCOUNTS MANAGED — OF TOTAL LISTED ABOVE, THOSE WHOSE ADVISORY FEE IS BASED ON PERFORMANCE

	OTHER REGISTERED		OTHER POOLED		OTHER
	INVESTMENT COMPANIES		INVESTMENT VEHICLES		ACCOUNTS
		TOTAL		TOTAL		TOTAL
PORTFOLIO MANAGER	NUMBER	ASSETS	NUMBER	ASSETS	NUMBER	ASSETS
Curtis Mewbourne	0	0	0	0	13	4,524,614,626
CONFLICTS OF INTEREST. From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of a fund, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the funds, track the same index a fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the funds. The other accounts might also have different investment objectives or strategies than the funds.
Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of a fund. Because of their positions with the funds, the portfolio managers know the size, timing and possible market impact of a fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a fund.
Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both a fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.
Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the funds and certain pooled investment vehicles, including investment opportunity allocation issues.
Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the funds and such other accounts on a fair and equitable basis over time.
COMPENSATION. PIMCO has adopted a “Total Compensation Plan” for its professional level employees, including its portfolio managers that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement. The Total Compensation Plan includes a significant incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary, a bonus, and may include a retention bonus. Portfolio managers who are Managing Directors of PIMCO also receive compensation from PIMCO’s profits. Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation. PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.
Salary and Bonus. Base salaries are determined by considering an individual portfolio manager’s experience and expertise and may be reviewed for adjustment annually. Portfolio managers are entitled to receive bonuses, which may be significantly more than their base salary, upon attaining certain performance objectives based on predetermined measures of group or department success. These goals are specific to individual portfolio managers and are mutually agreed upon annually by each portfolio manager and his or her manager. Achievement of these goals is an important, but not exclusive, element of the bonus decision process.
In addition, the following non-exclusive list of qualitative criteria (collectively, the “Bonus Factors”) may be considered when determining the bonus for portfolio managers:
•	3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the funds) and relative to applicable industry peer groups;

•	Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

•	Amount and nature of assets managed by the portfolio manager;

•	Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

•	Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

•	Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

•	Contributions to asset retention, gathering and client satisfaction;

•	Contributions to mentoring, coaching and/or supervising; and

•	Personal growth and skills added.
A portfolio manager’s compensation is not based directly on the performance of any fund or any other account managed by that portfolio manager. Final bonus award amounts are determined by the PIMCO Compensation Committee.
Investment professionals, including portfolio managers, are eligible to participate in a Long Term Cash Bonus Plan (“Cash Bonus Plan”), which provides cash awards that appreciate or depreciate based upon the performance of PIMCO’s parent company, Allianz Global Investors, and PIMCO over a three-year period. The aggregate amount available for distribution to participants is based upon

Allianz Global Investors’ profit growth and PIMCO’s profit growth. Participation in the Cash Bonus Plan is based upon the Bonus Factors, and the payment of benefits from the Cash Bonus Plan, is contingent upon continued employment at PIMCO.
Key employees of PIMCO, including certain Managing Directors, Executive Vice Presidents, and Senior Vice Presidents, are eligible to participate in the PIMCO Class M Unit Equity Participation Plan, a long-term equity plan. The Class M Unit Equity Participation Plan grants options on PIMCO equity that vest in years three, four and five. Upon vesting, the options will convert into PIMCO M Units, which are non-voting common equity of PIMCO. M Units pay out quarterly distributions equal to a pro-rata share of PIMCO’s net profits. There is no assured liquidity and they may remain outstanding perpetually.
Profit Sharing Plan. Instead of a bonus, portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Partner Compensation Committee, based upon an individual’s overall contribution to the firm and the Bonus Factors. Under his employment agreement, William Gross receives a fixed percentage of the profit sharing plan.
Allianz Transaction Related Compensation. In May 2000, a majority interest in the predecessor holding company of PIMCO was acquired by a subsidiary of Allianz AG (currently known as Allianz SE) (“Allianz”). In connection with the transaction, Mr. Gross received a grant of restricted stock of Allianz, the last of which vested on May 5, 2005.
Portfolio managers who are Managing Directors also have long-term employment contracts, which guarantee severance payments in the event of involuntary termination of a Managing Director’s employment with PIMCO.
Pzena Investment Management LLC (“Pzena”) Pzena serves a Specialist Manager for The Small Capitalization Equity Portfolio and The Institutional Small Capitalization Equity Portfolio. Pzena is an investment adviser registered with the Securities and Exchange Commission pursuant to the Investment Advisers Act. Its headquarters are located at 120 West 45th Street, 20th Floor, New York, NY 10036. Pzena Investment Management Inc., a publicly traded company (PZN), is the sole managing member of Pzena. The address of Pzena Investment Management, Inc.’s headquarters is 120 West 45th Street, 20th Floor, New York, NY 10036. Richard Pzena, John Goetz and Benjamin Silver are primarily responsible for the day-to-day management of that portion of the assets of the Portfolios allocated to Pzena. These individuals also provide portfolio management for certain other registered investment companies, pooled investment vehicles and separately managed accounts. Certain information about these responsibilities is set forth below.
OTHER ACCOUNTS MANAGED — TOTAL

	OTHER REGISTERED			OTHER POOLED
PORTFOLIO	INVESTMENT COMPANIES			INVESTMENT VEHICLES			OTHER ACCOUNTS
MANAGER	NUMBER	TOTAL ASSETS		NUMBER	TOTAL ASSETS		NUMBER	TOTAL ASSETS
John P. Goetz	9	$2.73	billion	75	$2.12	billion	229	$5.68	billion
Richard S. Pzena	8	$2.69	billion	55	$929	million	219	$4.46	billion
Benjamin S. Silver	0	$0		4	$5	million	43	$556	million
OTHER ACCOUNTS MANAGED — OF TOTAL LISTED ABOVE, THOSE WHOSE ADVISORY FEE IS BASED ON PERFORMANCE

	OTHER REGISTERED		OTHER POOLED
PORTFOLIO	INVESTMENT COMPANIES		INVESTMENT VEHICLES			OTHER ACCOUNTS
MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS		NUMBER	TOTAL ASSETS
John P. Goetz	0	$0	1	$53	million	10	$448	million
Richard S. Pzena	0	$0	0	$0		10	$448	million
Benjamin S. Silver	0	$0	0	$0		1	$11	million

*	It is anticipated that Messrs. Goetz, Pzena and Silver will begin providing portfolio management services to the Portfolios later in 2009.

CONFLICTS OF INTEREST. In Pzena’s view, conflicts of interest may arise in managing the Portfolios’ investments, on the one hand, and the portfolios of Pzena’s other clients and/or accounts (together “Accounts”), on the other. Set forth below is a brief description of some of the material conflicts that may arise and Pzena’s policy or procedure for handling them. Although Pzena has designed such procedures to prevent and address conflicts, there is no guarantee that such procedures will detect every situation in which a conflict arises.
The management of multiple Accounts inherently means there may be competing interests for the portfolio management team’s time and attention. Pzena seeks to minimize this by utilizing one investment approach (i.e., classic value investing), and by managing all Accounts on a product specific basis. Thus, all small cap value Accounts, whether they be Portfolios’ accounts, institutional accounts or individual accounts are managed using the same investment discipline, strategy and proprietary investment model as those used for the Portfolios.
If the portfolio management team identifies a limited investment opportunity that may be suitable for more than one Account, the Portfolios may not be able to take full advantage of that opportunity. However, Pzena has adopted procedures for allocating portfolio transactions across Accounts so that each Account is treated fairly. First, all orders are allocated among portfolios of the same or similar mandates at the time of trade creation/ initial order preparation. Factors affecting allocations include availability of cash to existence of client imposed trading restrictions or prohibitions, and the tax status of the Account. The only changes to the allocations made at the time of the creation of the order, are if there is a partial fill for an order. Depending upon the size of the execution, Pzena may choose to allocate the executed shares through pro-rata breakdown, or on a random basis. As with all trade allocations each Account generally receives pro rata allocations of any new issue or IPO security that is appropriate for its investment objective. Permissible reasons for excluding an account from an otherwise acceptable IPO or new issue investment include the account having FINRA restricted person status, lack of available cash to make the purchase, or a client imposed trading prohibition on IPOs or on the business of the issuer.
With respect to securities transactions for the Accounts, Pzena determines which broker to use to execute each order, consistent with its duty to seek best execution. Pzena will bunch or aggregate like orders where to do so will be beneficial to the Accounts. However, with respect to certain Accounts, Pzena may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Pzena may place separate, non-simultaneous, transactions for the Portfolios and another Account, which may temporarily affect the market price of the security or the execution of the transaction to the detriment one or the other.
Conflicts of interest may arise when members of the portfolio management team transact personally in securities investments made or to be made for the Portfolios or other Accounts. To address this, Pzena has adopted a written Code of Business Conduct and Ethics designed to prevent and detect personal trading activities that may interfere or conflict with client interests (including Portfolio shareholders’ interests) or its current investment strategy. The Code of Business Conduct and Ethics generally requires that most transactions in securities by Pzena’s Access Persons and their spouses, whether or not such securities are purchased or sold on behalf of the Accounts, be cleared prior to execution by appropriate approving parties and compliance personnel. Securities transactions for Access Persons’ personal accounts also are subject to monthly reporting requirements, and annual and quarterly certification requirements. Access Person is defined to include any employee or officer of Pzena. In addition, no Access Person shall be permitted to effect a short-term trade (i.e., to purchase and subsequently sell, or to sell and subsequently purchase, within 60 calendar days) of non-exempt securities. Finally, orders for proprietary Accounts (i.e., accounts of Pzena’s principals, affiliates or employees or their immediate family which are managed by Pzena) are subject to written trade allocation procedures designed to ensure fair treatment to client accounts.
Proxy voting for the Portfolios’ and the other Accounts’ securities holdings may also pose certain conflicts. Pzena has identified the following areas of concern: (1) where Pzena manages the assets of a publicly traded company, and also holds that company’s or an affiliated company’s securities in one or more Accounts; (2) where Pzena manages the assets of a proponent of a shareholder proposal for a company whose securities are in one or more Accounts; (3) where Pzena has a client relationship with an individual who is a corporate director, or a candidate for a corporate directorship of a public company whose securities are in one or more client portfolios; and (4) where a Pzena officer, director or employee, or an immediate family member thereof is a corporate director, or a candidate for a corporate directorship of a public company whose securities are in one or more client portfolios. For purposes hereof, an immediate family member shall be a spouse, child, parent, or sibling. Pzena proxy policies provide for various methods of dealing with these and any other conflict scenarios subsequently identified, including notifying clients and seeking their consent or instructions on how to vote, and deferring to the recommendation of an independent third party where a conflict exists.

Pzena manages some Accounts under performance based fee arrangements. Pzena recognizes that this type of incentive compensation creates the risk for potential conflicts of interest. This structure may create an inherent pressure to allocate investments having a greater potential for higher returns to accounts of those clients paying the higher performance fee. To prevent conflicts of interest associated with managing accounts with different compensation structures, Pzena generally requires portfolio decisions to be made on a product specific basis. Pzena also requires pre-allocation of all client orders based on specific fee-neutral criteria set forth above. Additionally, Pzena requires average pricing of all aggregated orders. Finally, Pzena has adopted a policy prohibiting portfolio managers (and all employees) from placing the investment interests of one client or a group of clients with the same investment objectives above the investment interests of any other client or group of clients with the same or similar investment objectives.
COMPENSATION. Portfolio managers and other investment professionals at Pzena are compensated through a combination of fixed base salary, performance bonus and equity ownership, if appropriate due to superior performance. Pzena avoids a compensation model that is driven by individual security performance, as this can lead to short-term thinking which is contrary to the firm’s value investment philosophy. The portfolio managers’ bonuses are not specifically dependent upon the performance of the Portfolios relative to the performance of the Portfolios’ benchmarks. For investment professionals, we examine such things as effort, efficiency, ability to focus on the correct issues, stock modeling ability, and ability to successfully interact with company management. However, we always look at the person as a whole and the contributions that they have made and are likely to make in the future. The time frame we examine for bonus compensation is annual. Longer-term success is required for equity ownership consideration. Ultimately, equity ownership is the primary tool used by Pzena for attracting and retaining the best people. The equity ownership in Pzena as of June 30, 2009 of each member of the investment team who makes investment decisions for the Portfolios is as follows:

Richard S. Pzena	Greater than 25% but less than 50%

John P. Goetz	Greater than 10% but less than 25%

Benjamin S. Silver	Less than 5%
Seix Investment Advisors LLC (“Seix”) serves as the Specialist Manager for The Fixed Income Opportunity Portfolio. Seix is a wholly-owned subsidiary of RidgeWorth Capital Management, Inc., (“RidgeWorth”). RidgeWorth is a wholly-owned subsidiary of SunTrust Banks, Inc. Michael McEachern, President of Seix and Head of the High Yield Group, is the portfolio manager responsible for the day-to-day investment decisions for The Fixed Income Opportunity Portfolio other than the Portfolio’s securitized asset exposure. Michael Rieger, Managing Director and Senior Portfolio Manager, is responsible for managing securitized asset exposure of The Fixed Income Opportunity Portfolio. Messrs. McEachern and Rieger also provides portfolio management for certain other registered investment companies, pooled investment vehicles and separately managed accounts. Certain information about these responsibilities is set forth below.
OTHER ACCOUNTS MANAGED — TOTAL

	OTHER REGISTERED
	INVESTMENT			OTHER POOLED
	COMPANIES			INVESTMENT VEHICLES			OTHER ACCOUNTS
		TOTAL			TOTAL			TOTAL
PORTFOLIO MANAGER	NUMBER	ASSETS		NUMBER	ASSETS		NUMBER	ASSETS
Michael McEachern	5	$2.026	billion	8	$0.639	billion	56	$7.187	billion

Michael Rieger	9	$2.913	billion	9	$2.916	billion	178	$8.630	billion
OTHER ACCOUNTS MANAGED — OF TOTAL LISTED ABOVE, THOSE WHOSE ADVISORY FEE IS BASED ON PERFORMANCE

	OTHER REGISTERED
	INVESTMENT		OTHER POOLED
	COMPANIES		INVESTMENT VEHICLES			OTHER ACCOUNTS
		TOTAL		TOTAL			TOTAL
PORTFOLIO MANAGER	NUMBER	ASSETS	NUMBER	ASSETS		NUMBER	ASSETS
Michael McEachern	0	—	7	$2.733	billion	0	—
Michael Rieger	0	—	0	—		2	$0.364	billion

CONFLICTS OF INTEREST. A portfolio manager’s management of both the Portfolio and the other accounts listed in the table above at the same time may give rise to potential conflicts of interest. If the Portfolio and the other accounts have identical investment objectives, the portfolio manager could favor one or more accounts over the Portfolio. Another potential conflict may arise from the portfolio manager’s knowledge about the size, timing and possible market impact of Portfolio trades if the portfolio manager used this information to the advantage of other accounts and to the disadvantage of the Portfolio. In addition, aggregation of trades may create the potential for unfairness to the Portfolio or another account if one account is favored over another in allocating the securities purchased or sold. Seix has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are allocated in a manner Seix believes is fair and equitable. While there is no guarantee that such policies and procedures will be effective in all cases, Seix believes that all issues relating to potential material conflicts of interest involving this portfolio and its other managed accounts have been addressed. The investment decisions Seix makes for the Portfolio may be different from the investment decisions Seix makes for other clients.
COMPENSATION. Seix portfolio managers earn competitive salaries from the Adviser. Portfolio managers receive competitive salaries commensurate with the individual’s experience and responsibilities within Seix. Portfolio managers participate in incentive bonus plans designed to retain high quality investment professionals. Bonuses are based on the pre-tax performance of their accounts relative to the applicable account benchmark and peer groups over a calendar year. The method for determining these portfolio managers’ compensation for the Portfolio is the same as for any other account they manage. In addition, portfolio managers are provided a benefits package. The percentage of each individual’s compensation provided by these benefits is dependent upon length of employment, salary level, and several other factors. As a tool to minimize personnel turnover, a portfolio manager’s incentive bonus will usually have one portion of the incentive bonus paid promptly following the calendar year end and the remaining portion subject to a mandatory deferral which vests over three years subject to the terms and conditions of the incentive bonus plan.
Additionally, certain portfolio managers may be eligible for one or more of the following additional benefit plans:
401 Excess Plan - This plan provides benefits which would otherwise be provided under the qualified cash or deferred ESOP plan adopted by the Adviser, were it not for the imposition of certain statutory limits on qualified plan benefits. Individuals within specific salary levels are eligible for this plan. Participation in the plan is voluntary. So long as an employee meets the criteria, he or she is approved to participate.

ERISA Excess Retirement Plan — This plan provides for benefits to certain executives that cannot be paid to them under tax qualified pension plans as a result of federal restrictions. Participants who are eligible for this plan are those key executives who have earned retirement benefits in excess of the allowable limits and are designated as Participants by the Compensation Committee.

Voluntary Functional Incentive Plan Deferral — This plan is a provision of a SunTrust Deferred Compensation Plan, which allows participants of selected annual incentive plans to voluntary defer portions of their incentive. Eligibility to participate in this plan is offered to employees of selected incentive plans who earn above a specified level of total compensation in the year prior to their deferral. The Adviser’s annual incentive plans available to investment professionals offer this provision to employees who meet the compensation criteria level.

Stock Option Awards — Stock options are granted annually to certain select individuals in specific compensation grade levels. Participation must be approved by the individual’s senior executive for the business.

Restricted Stock Awards — Restricted stock awards are granted to certain select individuals on a case-by-case basis to address special retention issues. Most salaried employees of SunTrust Banks Inc. are eligible for restricted stock awards. The awards often vest based on the recipient’s continued employment with the Adviser, but these awards may also carry additional vesting requirements, including performance conditions.
The relative mix of compensation represented by investment results, bonus and salary will vary depending on the individual’s results, contributions to the organization, adherence to portfolio compliance and other factors.

Standish Mellon Asset Management Company LLC (“Standish”) Standish serves as the Specialist Manager for The Intermediate Term Municipal Bond Portfolio. Standish is a wholly-owned, indirect subsidiary of The Bank of New York Mellon Corporation. Christine Todd, CFA and Michael Faloon, CFA are responsible for the day-to-day management of the Portfolio. These individuals also provide portfolio management for certain other registered investment companies, pooled investment vehicles and separately managed accounts. Certain information about these responsibilities is set forth below.
OTHER ACCOUNTS MANAGED — TOTAL

	OTHER REGISTERED
	INVESTMENT			OTHER POOLED
	COMPANIES			INVESTMENT VEHICLES		OTHER ACCOUNTS
		TOTAL			TOTAL		TOTAL
PORTFOLIO MANAGER	NUMBER	ASSETS		NUMBER	ASSETS	NUMBER	ASSETS
Christine Todd	2	$0.5	billion	—	—	137	$4.3	billion
Michael Faloon	2	$736.4	million	—	—	—	—

*	None of these accounts has an advisory fee based on performance.
CONFLICTS OF INTEREST. When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, the fund does not believe that any material conflicts are likely to arise out of a portfolio manager’s responsibility for the management of the fund as well as one or more other accounts. The adviser has adopted procedures that are intended to monitor compliance with the policies referred to in the following paragraphs. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another.
• A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation on the initial public offering. The adviser has policies that require a portfolio manager to allocate such investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives.
• A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security for more than one account, the policies of the adviser generally requires that such trades be “bunched,” which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, the adviser will place the order in a manner intended to result in as favorable a price as possible for such client.
• A portfolio manager may favor an account if the portfolio manager’s compensation is tied to the performance of that account rather than all accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager’s bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if the adviser receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager’s compensation. The investment performance for specific accounts is not a factor in determining the portfolio manager’s compensation. See “Compensation of Portfolio Managers” below.

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• A portfolio manager may favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest. The adviser imposes certain trading restrictions and reporting requirements for accounts in which a portfolio manager or certain family members have a personal interest in order to confirm that such accounts are not favored over other accounts.
• If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest may arise. For example, if a portfolio manager purchases a security for one account and sells the same security short for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, the adviser seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.
COMPENSATION. Each Standish portfolio manager’s cash compensation is comprised primarily of a market-based salary and an incentive compensation plan (annual and long term incentive). Funding for the Standish Annual Incentive Plan and Long Term Incentive Plan is through a pre-determined fixed percentage of overall company profitability. Therefore, all bonus awards are based initially on Standish’s performance. The portfolio managers are eligible to receive annual cash bonus awards from the incentive compensation plan. Annual awards are granted in March, for the prior calendar year. Individual awards for portfolio managers are discretionary, based on product performance relative to both benchmarks and peer comparisons and goals established at the beginning of each calendar year. Goals are to a substantial degree based on investment performance, including performance for one and three year periods. Also considered in determining individual awards are team participation and general contributions to Standish.
All portfolio managers are also eligible to participate in the Standish Long Term Incentive Plan. This Plan provides for an annual award, payable in deferred cash that cliff vests after 3 years, with an interest rate equal to the average year over year earnings growth of Standish (capped at 20% per year). Management has discretion with respect to actual participation. Portfolio managers whose compensation exceeds certain levels may elect to defer portions of their base salaries and/or incentive compensation pursuant to Mellon’s Elective Deferred Compensation Plan.
Sterling Johnston Capital Management, L.P. (“Sterling Johnston”) Sterling Johnston serves as a Specialist Manager for The Small Capitalization Equity Portfolio and The Institutional Small Capitalization Equity Portfolio. Scott Sterling Johnston, Chairman of Sterling Johnston has a controlling interest in Sterling Johnston. Mr. Johnston is the portfolio manager responsible for making day-to-day investment decisions for that portion of these Portfolios allocated to Sterling Johnston. Mr. Johnston also provides portfolio management for certain other registered investment companies, pooled investment vehicles and separately managed accounts. Certain information about these responsibilities is set forth below.
OTHER ACCOUNTS MANAGED — TOTAL

OTHER REGISTERED
	INVESTMENT		OTHER POOLED
	COMPANIES		INVESTMENT VEHICLES			OTHER ACCOUNTS
		TOTAL		TOTAL			TOTAL
PORTFOLIO MANAGER	NUMBER	ASSETS	NUMBER	ASSETS		NUMBER	ASSETS
Scott Sterling Johnston	0	—	1	$87	million	35	$578	million
OTHER ACCOUNTS MANAGED — OF TOTAL LISTED ABOVE, THOSE WHOSE ADVISORY FEE IS BASED ON PERFORMANCE

OTHER REGISTERED
	INVESTMENT		OTHER POOLED
	COMPANIES		INVESTMENT VEHICLES		OTHER ACCOUNTS
		TOTAL		TOTAL		TOTAL
PORTFOLIO MANAGER	NUMBER	ASSETS	NUMBER	ASSETS	NUMBER	ASSETS
Scott Sterling Johnston	0	—	0	—	5	$157	million

CONFLICTS OF INTEREST. Sterling Johnston has policies and procedures in place to address potential conflicts of interest that may arise between a portfolio manager’s management of the fund and his or her management of other funds and accounts, such as conflicts relating to the allocation of investment opportunities, personal investing activities, portfolio manager compensation and proxy voting of portfolio securities. While there is no guarantee that such policies and procedures will be effective in all cases, Sterling Johnston believes that all issues relating to potential material conflicts of interest involving this portfolio and its other managed accounts have been addressed.
COMPENSATION. Sterling Johnston portfolio manager’s compensation is based on a base salary and annual bonus. The annual bonus is tied to individual performance throughout the year. Ownership in Sterling Johnston aligns its portfolio managers’ long term interests with those of its clients.
SSgA Funds Management, Inc. (“SSgA FM”) SSgA FM serves as a Specialist Manager for The Value Equity Portfolio, The Growth Equity Portfolio, The Small Capitalization Equity Portfolio, The International Equity Portfolio, The Institutional Value Equity Portfolio, The Institutional Growth Equity Portfolio, The Institutional Small Capitalization Equity Portfolio, The Institutional International Equity Portfolio and The Emerging Markets Portfolio. SSgA FM is registered with the Securities and Exchange Commission as an investment advisor under the Investment Advisers Act of 1940 and is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. SSgA FM is located at State Street Financial Center, One Lincoln Street, Boston, MA 02111. SSgA FM and other advisory affiliates of State Street make up State Street Global Advisors (“SSgA”), the investment management arm of State Street Corporation. SSgA FM is also an affiliate of State Street Bank, the custodian for the Trust. Listed below are the portfolio managers responsible for making day-to-day investment decisions for those portions of each of these Portfolios allocated to SSgA FM. Each of these individuals also provides portfolio management for certain other registered investment companies, pooled investment vehicles and separately managed accounts. Certain information about these responsibilities is set forth below.
OTHER ACCOUNTS MANAGED — RUSSELL 1000 GROWTH® INDEX STRATEGY TOTAL*

	OTHER REGISTERED
	INVESTMENT			OTHER POOLED
	COMPANIES			INVESTMENT VEHICLES			OTHER ACCOUNTS
		TOTAL			TOTAL			TOTAL
PORTFOLIO MANAGER**	NUMBER	ASSETS		NUMBER	ASSETS		NUMBER	ASSETS
Kristen Carcio	108	$49.83	billion	216	$241.78	billion	240	$171.54	billion
John Tucker	108	$49.83	billion	216	$241.78	billion	240	$171.54	billion

*	None of these accounts has an advisory fee based on performance.

OTHER ACCOUNTS MANAGED — RUSSELL 1000 VALUE® INDEX STRATEGY TOTAL*

	OTHER REGISTERED
	INVESTMENT			OTHER POOLED
	COMPANIES			INVESTMENT VEHICLES			OTHER ACCOUNTS
		TOTAL			TOTAL			TOTAL
PORTFOLIO MANAGER**	NUMBER	ASSETS		NUMBER	ASSETS		NUMBER	ASSETS
Kristen Carcio	108	$49.85	billion	216	$241.78	billion	240	$171.54	billion
John Tucker	108	$49.85	billion	216	$241.78	billion	240	$171.54	billion

*	None of these accounts has an advisory fee based on performance.
OTHER ACCOUNTS MANAGED — RUSSELL 2000® INDEX STRATEGY TOTAL*

	OTHER REGISTERED
	INVESTMENT			OTHER POOLED
	COMPANIES			INVESTMENT VEHICLES			OTHER ACCOUNTS
		TOTAL			TOTAL			TOTAL
PORTFOLIO MANAGER**	NUMBER	ASSETS		NUMBER	ASSETS		NUMBER	ASSETS
Kristen Carcio	108	$49.03	billion	216	$241.78	billion	239	$171.54	billion
John Tucker	108	$49.03	billion	216	$241.78	billion	239	$171.54	billion

*	None of these accounts has an advisory fee based on performance.
     OTHER ACCOUNTS MANAGED — MSCI EAFE INDEX STRATEGY TOTAL

OTHER REGISTERED
	INVESTMENT		OTHER POOLED
	COMPANIES		INVESTMENT VEHICLES		OTHER ACCOUNTS
		TOTAL		TOTAL		TOTAL
PORTFOLIO MANAGER**	NUMBER*	ASSETS	NUMBER*	ASSETS	NUMBER*	ASSETS
		(Billions)		(Billions)		(Billions)
Kala Croce	108	$49.03	216	$241.78	239	$171.54
Shelli Edgar	108	$49.03	216	$241.78	239	$171.54

*	None of these accounts has an advisory fee based on performance.

**	The MSCI EAFE Index Strategy assets are managed on a team basis. The table above refers to the assets managed by SSgA, which is comprised of all of the investment management affiliates of State Street Corporation, including SSgA FM.
OTHER ACCOUNTS MANAGED — EMERGING MARKETS PORTFOLIO

	OTHER REGISTERED
	INVESTMENT			OTHER POOLED
	COMPANIES			INVESTMENT VEHICLES			OTHER ACCOUNTS
		TOTAL			TOTAL			TOTAL
PORTFOLIO MANAGER*	NUMBER	ASSETS		NUMBER	ASSETS		NUMBER	ASSETS
Brad Aham	2	$2.68	billion	11	$3.17	billion	10	$1.97	billion
Stephen McCarthy	2	$2.68	billion	11	$3.17	billion	10	$1.97	billion

*	The Emerging Markets assets are managed on a team basis. The table above refers to the assets managed by SSgA, which is comprised of all of the investment management affiliates of State Street Corporation, including SSgA FM.

OTHER ACCOUNTS MANAGED EMERGING MARKETS PORTFOLIO — OF TOTAL LISTED ABOVE, THOSE WHOSE ADVISORY FEE IS BASED ON PERFORMANCE

	OTHER REGISTERED
	INVESTMENT			OTHER POOLED
	COMPANIES			INVESTMENT VEHICLES			OTHER ACCOUNTS
		TOTAL			TOTAL			TOTAL
PORTFOLIO MANAGER*	NUMBER	ASSETS		NUMBER	ASSETS		NUMBER	ASSETS
Brad Aham	0	$0	billion	5	$0.64	billion	1	$0.17	billion
Stephen McCarthy	0	$0	billion	5	$0.64	billion	1	$0.17	billion

*	The Emerging Markets assets are managed on a team basis. The table above refers to the assets managed by SSgA, which is comprised of all of the investment management affiliates of State Street Corporation, including SSgA FM.
     OTHER ACCOUNTS MANAGED — MSCI EM INDEX STRATEGY TOTAL

OTHER REGISTERED
	INVESTMENT		OTHER POOLED
	COMPANIES		INVESTMENT VEHICLES		OTHER ACCOUNTS
		TOTAL		TOTAL		TOTAL
PORTFOLIO MANAGER**	NUMBER*	ASSETS	NUMBER*	ASSETS	NUMBER*	ASSETS
		(Billions)		(Billions)		(Billions)
Thomas Coleman	108	$49.03	216	$241.78	239	$171.54
Teddy Wong	108	$49.03	216	$241.78	239	$171.54

*	None of these accounts has an advisory fee based on performance.

**	The MSCI Emerging Markets Index Strategy assets are managed on a team basis. The table above refers to the assets managed by SSgA, which is comprised of all of the investment management affiliates of State Street Corporation, including SSgA FM.
CONFLICTS OF INTEREST. A Portfolio Manager may be subject to potential conflicts of interest because he or she is responsible for other accounts in addition to the Portfolios. Potential conflicts may arise out of (a) the Portfolio Manager’s execution of different investment strategies for various accounts or (b) the allocation of investment opportunities among the Portfolio Manager’s accounts with the same strategy.
A potential conflict of interest may arise as a result of the Portfolio Manager’s responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the Portfolio Manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The Portfolio Manager may also manage accounts whose objectives and policies differ from that of the Portfolios. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the Portfolio Manager may have adverse consequences for another account managed by the Portfolio Manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while a Portfolio maintained its position in that security.
A potential conflict may arise when the Portfolio Manager is responsible for accounts that have different advisory fees — the difference in fees could create an incentive for the Portfolio Manager to favor one account over another, for example, in terms of access to investment opportunities. This conflict may be heightened if an account is subject to a performance-based fee. Another potential conflict may arise when the Portfolio Manager has an investment in one or more accounts that participates in transactions with other accounts. His or her investment(s) may create an incentive for the portfolio manager to favor one account over another. SSgA FM has adopted policies and procedures reasonably designed to address these potential material conflicts. For instance, portfolio managers within SSgA FM are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, SSgA FM and its advisory affiliates have processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation.

COMPENSATION. The compensation of SSgA FM’s investment professionals is based on a number of factors. The first factor considered is external market. Through a compensation survey process, SSgA FM seeks to understand what its competitors are paying people to perform similar roles. This data is then used to determine a competitive baseline in the areas of base pay, bonus, and other incentives. The second factor taken into consideration is the size of the pool available for compensation. SSgA FM is a part of State Street Corporation, and therefore works within its corporate environment on determining the overall level of its incentive compensation pool. Once determined, this pool is then allocated to the various locations and departments of SSgA FM and its affiliates. The discretionary determination of the allocation amounts to these locations and departments is influenced by the competitive market data, as well as the overall performance of the group, and in the case of investment teams, the investment performance of their strategies. The pool is then allocated on a discretionary basis to individual employees based on their individual performance. The same process is followed in determining incentive equity allocations.
Sustainable Growth Advisers (“SGA”) serves as a Specialist Manager for The Growth Equity Portfolio and the Institutional Growth Equity Portfolio. The principals and officers of SGA own a controlling interest in SGA. George P. Fraise, Gordon M. Marchand and Robert L. Rohn, who together co-founded SGA in 2003, will be primarily responsible for day-to-day management of that portion of these Portfolios’ assets allocated to SGA. This team also provides portfolio management for certain other registered investment companies, pooled investment vehicles and separately managed accounts. Certain information about these responsibilities is set forth below.
OTHER ACCOUNTS MANAGED*

	OTHER REGISTERED
	INVESTMENT			OTHER POOLED
	COMPANIES			INVESTMENT VEHICLES			OTHER ACCOUNTS
		TOTAL			TOTAL			TOTAL
PORTFOLIO MANAGER	NUMBER	ASSETS		NUMBER	ASSETS		NUMBER	ASSETS
George P. Fraise	5	$741.0	million	7	$239.9	million	8	$76.6	million
Gordon M. Marchand	5	$741.0	million	7	$239.9	million	8	$76.6	million
Robert L. Rohn	5	$741.0	million	7	$239.9	million	8	$76.6	million

*	None of these accounts has an advisory fee based on performance.
CONFLICTS OF INTEREST. SGA has adopted policies and procedures that address potential conflicts of interest that may arise between a portfolio manager’s management of the fund and his or her management of other funds and accounts, such as conflicts relating to the allocation of investment opportunities, personal investing activities, portfolio manager compensation and proxy voting of portfolio securities. While there is no guarantee that such policies and procedures will be effective in all cases, SGA believes that all issues relating to potential material conflicts of interest involving this portfolio and its other managed accounts have been addressed.
COMPENSATION. SGA’s portfolio manager compensation program consists of a base salary and participation in a company-funded retirement plan. In addition, all of SGA’s portfolio managers are equity owners of SGA, which entitles them to share in the firm’s profits and the long-term growth of the firm.
Wellington Management Company, LLP — (“Wellington Management”) services as the Specialist Manager for The Real Estate Securities Portfolio. Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, MA 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of June 30, 2009, Wellington Management had investment management authority with respect to approximately $448 billion* in assets.

*	The firm-wide asset totals do not include agency mortgage-backed security pass-through accounts managed for the Federal Reserve.
Listed below is the portfolio manager responsible for making day-to-day investment decisions for The Real Estate Securities Portfolio.
James P. Hoffmann, Senior Vice President and Global Industry Analyst of Wellington Management, has served as Portfolio Manager of The Real Estate Securities Portfolio since its inception in 2009. Mr. Hoffmann joined Wellington Management as an investment professional in 1997. Mr. Hoffmann also provides portfolio management for certain other registered investment companies, pooled investment vehicles and separately managed accounts. Certain information about these responsibilities is set forth below.
OTHER ACCOUNTS MANAGED — TOTAL

OTHER REGISTERED
	INVESTMENT			OTHER POOLED
	COMPANIES			INVESTMENT VEHICLES			OTHER ACCOUNTS
	NUMBER OF	TOTAL		NUMBER OF	TOTAL		NUMBER OF	TOTAL
MANAGER NAME	ACCOUNTS	ASSETS		ACCOUNTS	ASSETS		ACCOUNTS	ASSETS
James P. Hoffmann	7	$130.5	million	24	$1.7	billion	62	$986.3	million
OTHER ACCOUNTS MANAGED — OF TOTAL LISTED ABOVE, THOSE WHOSE ADVISORY FEE IS BASED ON PERFORMANCE

	OTHER REGISTERED		OTHER POOLED
	INVESTMENT COMPANIES		INVESTMENT VEHICLES			OTHER ACCOUNTS
	NUMBER OF	TOTAL	NUMBER OF	TOTAL		NUMBER OF	TOTAL
MANAGER NAME	ACCOUNTS	ASSETS	ACCOUNTS	ASSETS		ACCOUNTS	ASSETS
James P. Hoffmann	0	—	6	$1.2	billion	12	$503.7	million
CONFLICTS OF INTERESTS. Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The Portfolio’s manager listed in the prospectus who is primarily responsible for the day-to-day management of the Portfolio (“Portfolio Manager”) generally manages accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Portfolio. The Portfolio Manager makes investment decisions for each account, including the Portfolio, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Portfolio Manager may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the Portfolio and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the Portfolio.
The Portfolio Manager or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Portfolio, or make investment decisions that are similar to those made for the Portfolio, both of which have the potential to adversely impact the Portfolio depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, a Portfolio Manager may purchase the same security for the Portfolio and one or more other accounts at or about the same time, and in those instances the other accounts will have access to their respective holdings prior to the public disclosure of the Portfolio’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Portfolio. Mr. Hoffmann also manages hedge funds, which pay performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management to the Portfolio Manager are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by the Portfolio Manager. Finally, the Portfolio Manager may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.
Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.
COMPENSATION. Wellington Management receives a fee based on the assets under management of the Portfolio as set forth in the Investment Subadvisory Agreement between Wellington Management and HC Capital Trust on behalf of the Portfolio. Wellington Management pays its investment professionals out of its total revenues and other resources, including the advisory fees earned with respect to the Portfolio. The following information is as of June 30, 2009.
Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of the Portfolio’s manager listed in the prospectus who is primarily responsible for the day-to-day management of the Portfolio (“Portfolio Manager”) includes a base salary and incentive components. The base salary for Mr. Hoffmann, who is a partner of Wellington Management, is determined by the Managing Partners of the firm. A partner’s base salary is generally a fixed amount that may change as a result of an annual review. Base salaries for Wellington Management’s employees are reviewed annually and may be adjusted based on the recommendation of a Portfolio Manager’s manager, using guidelines established by Wellington Management’s Compensation Committee, which has final oversight responsibility for base salaries of employees of the firm. The Portfolio Manager is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Portfolio managed by the Portfolio Manager and generally each other account managed by such Portfolio Manager. The Portfolio Manager’s incentive payment relating to the Portfolio is linked to the gross pre-tax performance of the Portfolio managed by the Portfolio Manager compared to the Dow Jones US Select Real Estate Securities Index over one and three year periods, with an emphasis on three year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by the Portfolio Manager, including accounts with performance fees.
Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Portfolio Manager also may be eligible for bonus payments based on his overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than account performance. Each partner of Wellington Management is eligible to participate in a partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Mr. Hoffmann is a partner of the firm.
DIVIDENDS, DISTRIBUTIONS AND TAXES
DIVIDENDS AND DISTRIBUTIONS. As noted in the Prospectuses, each Portfolio will distribute substantially all of its net investment income and net realized capital gains, if any. The Value Equity Portfolio, The Growth Equity Portfolio, The Small Capitalization Equity Portfolio, The Real Estate Securities Portfolio, The Institutional Value Equity Portfolio, The Institutional Growth Equity Portfolio, The Institutional Small Capitalization Equity Portfolio and The Fixed Income Opportunity Portfolio will declare and distribute dividends from net investment income on a quarterly basis. The Intermediate Term Municipal Bond Portfolio, The Fixed Income Portfolio, The Fixed Income II Portfolio and The Short-Term Municipal Bond Portfolio will declare and distribute dividends on a monthly basis. The International Equity Portfolio and The Institutional International Equity Portfolio will declare dividends semi-annually. The Emerging Markets Portfolio will declare dividends annually. The Trust expects to distribute any undistributed net investment income and capital gains for the 12-month period ended each October 31, on or about December 31 of each year.
TAX INFORMATION. The following summarizes certain additional tax considerations generally affecting the Portfolios and their shareholders that are not described in the Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Portfolios or their shareholders, and the discussions here and in the Prospectuses are not intended as a substitute for careful tax planning. Potential investors should consult their tax advisor with specific reference to their own tax situations.
The discussions of the federal tax consequences in the Prospectuses and this Additional Statement are based on the Internal Revenue Code and the laws and regulations issued thereunder as in effect on the date of this Additional Statement. Future legislative or administrative changes or court decisions may significantly change the statements included herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.
TAX TREATMENT OF THE PORTFOLIOS. Each Portfolio of the Trust will be treated as a separate corporate entity under the Code, and intends to qualify and continue to qualify as a regulated investment company. For a Portfolio to qualify as a regulated investment company under Subchapter M of Subtitle A, Chapter 1, of the Code, at the end of each quarter of its taxable year: (i) at least 50% of the market value of a Portfolio’s total assets will be invested in cash, U.S. government securities, securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of its total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets will be invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies). In addition a Portfolio must satisfy certain requirements with respect to the source of its income during a taxable year. At least 90% of the gross income of the Portfolio must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies, and other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to the Portfolio’s business of investing in such stock, securities or currencies. The Treasury Department may by regulation exclude from qualifying income foreign currency gains which are not directly related to the Portfolio’s principal business of investing in stock or securities, or options and futures with respect to stock or securities. Any income derived by the Portfolio from a partnership or trust is treated as derived with respect to the Portfolio’s business of investing in stock, securities or currencies only to the extent that such income is attributable to items of income which would have been qualifying income if realized by the Portfolio in the same manner as by the partnership or trust.
A 4% non-deductible excise tax is imposed on regulated investment companies that fail to currently distribute with respect to each calendar year at least 98% of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses) and any remaining undistributed such items from prior years. Each Portfolio intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income each calendar year to avoid liability for this excise tax.
If for any taxable year a Portfolio does not qualify for federal tax treatment as a regulated investment company, all of the Portfolio’s net taxable investment income will be subject to federal and, potentially, state income tax at regular corporate rates without any deduction for distributions to its shareholders. In such event, dividend distributions (including amounts derived from interest on Municipal Securities) would be taxable to a Portfolio’s shareholders to the extent of the Portfolio’s current and accumulated earnings and profits.
Although each Portfolio expects to qualify as a regulated investment company and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, a Portfolio may be subject to the tax laws of such states or localities.
TAX MATTERS RELATING TO THE USE OF CERTAIN HEDGING INSTRUMENTS AND FOREIGN INVESTMENTS. Certain of the Portfolios may write, purchase or sell certain options, futures and foreign currency contracts. Such transactions are subject to special tax rules that may affect the amount, timing and character of distributions to shareholders. Unless a Portfolio is eligible to make, and makes, a special election, any such contract that is a “Section 1256 contract” will be “marked-to-market” for Federal income tax purposes at the end of each taxable year, i.e., each contract will be treated for tax purposes as though it had been sold for its fair market value on the last day of the taxable year. In general, unless the special election referred to in the previous sentence is made, gain or loss from transactions in Section 1256 contracts will be 60% long term and 40% short term capital gain or loss. Additionally, Section 1092 of the Code, which applies to certain “straddles,” may affect the tax treatment of income derived by a Portfolio from transactions in option, futures and foreign currency contracts. In particular, under this provision, a Portfolio may, for tax purposes, be required to postpone recognition of losses incurred in certain closing transactions. Section 988 of the Code contains special tax rules applicable to certain foreign currency transactions that may affect the amount, timing, and character of income, gain or loss recognized by the Trust.
Under these rules, foreign exchange gain or loss realized with respect to foreign currency-denominated debt instruments, foreign currency forward contracts, foreign currency-denominated payables and receivables, and foreign currency options and futures contracts (other than options, futures, and foreign currency contracts that are governed by the mark-to-market and 60%-40% rules of Section 1256 of the Code and for which no election is made) is treated as ordinary income or loss.

Under the Code, dividends or gains derived by a Portfolio from any investment in a “passive foreign investment company” or “PFIC” — a foreign corporation 75% or more of the gross income of which consists of interest, dividends, royalties, rents, annuities or other “passive income” or 50% or more of the assets of which produce “passive income” — may subject a Portfolio to U.S. federal income tax even with respect to income distributed by the Portfolio to its shareholders. In order to address the tax consequences described above, those Portfolios authorized to invest in foreign securities will report investments in PFICs, or will elect mark-to-market or flow-through treatment for PFIC investments which will in many cases require the Portfolios to recognize ordinary income each year with respect to those investments.
The tax principles applicable to transactions in financial instruments and futures contracts and options that may be engaged in by a Portfolio, and investments in PFICs, are complex and, in some cases, uncertain. Such transactions and investments may cause a Portfolio to recognize taxable income prior to the receipt of cash, thereby requiring the Portfolio to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax.
INVESTMENTS IN REAL ESTATE INVESTMENT TRUSTS. The Real Estate Securities Portfolio may invest in REITs that hold residual interests in real estate mortgage investment conduits (“REMICs”) or which are, or have certain wholly-owned subsidiaries that are “taxable mortgage pools”. Under Treasury regulations that have not yet been issued, but may apply retroactively, a portion of the Portfolio’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC or, possibly, equity interests in a taxable mortgage pool (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. These regulations are also expected to provide that excess inclusion income of a regulated investment company, such as The Real Estate Securities Portfolio, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses, (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (such as a government or governmental agency, a tax-exempt organization not subject to UBIT and certain other organizations) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Specialist Manager does not intend to invest a substantial portion of The Real Estate Securities Portfolio’s assets in REITs which generate excess inclusion income.
Due to the nature or timing of distributions by REITs, the Portfolio anticipates that a portion of its distributions may be treated as a return of capital under the Code, rather than ordinary income or long-term capital gain. Any return of capital will reduce a shareholder’s tax basis in fund shares and, to the extent such basis is exceeded, will generally give rise to capital gains.
Typically, shareholders in the Portfolio will receive a statement that shows the tax status of distributions you received the previous year. The Portfolio may at times find it necessary to reclassify income after it issues shareholder’s tax information reporting statement. This can result from rules in the Code that effectively prevent regulated investment companies such as the Trust from ascertaining with certainty until after the calendar year end the final amount and character of distributions the Portfolio has received on its investments, particularly in REITs, during the prior calendar year. Prior to issuing statements, the Trust makes every effort to identify reclassifications of income to reduce the number of corrected forms mailed to shareholders. The Portfolio may obtain an extension of time, of up to one month, to send shareholders in the Portfolio shareholder’s original tax information reporting statement in order to ascertain that the tax status of distributions received are correctly categorized; or the Portfolio will send affected shareholders corrected tax information reporting statement to reflect reclassified information after the Portfolio’s fiscal year end.
SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISOR REGARDING ANY UNITED STATES FEDERAL TAX CONSEQUENCES OF HOLDING SHARES IN THE PORTFOLIOS IN LIGHT OF THEIR INDIVIDUAL CIRCUMSTANCES AS WELL AS ANY FOREIGN, STATE AND LOCAL, WITHHOLDING OR OTHER TAX CONSEQUENCES THAT MAY ARISE AS A RESULT OF HOLDING SHARES IN A PORTFOLIO.

HISTORY OF THE TRUST AND OTHER INFORMATION
The Trust was organized as a Delaware statutory trust on December 15, 1994, and is registered with the SEC as an open-end, series, management investment company. The Trust currently offers shares of fifteen investment portfolios, each with a different objective and differing investment policies. Each Portfolio except, The Real Estate Securities Portfolio and The Short-Term Municipal Bond Portfolio is diversified, as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust may organize additional investment portfolios in the future. The Trust is authorized to issue an unlimited number of shares, each with a par value of $.001. Under the Trust’s Amended and Restated Declaration of Trust, the Board has the power to classify or reclassify any unissued shares from time to time, and to increase the number of authorized shares. Each share of the respective Portfolios represents an equal proportionate interest in that Portfolio. Each share is entitled to one vote for the election of Trustees and any other matter submitted to a shareholder vote. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of the Trust may elect all of the Trustees. Shares of the Trust do not have preemptive or conversion rights and, when issued for payment as described in the Prospectuses, shares of the Trust will be fully paid and non-assessable.
The Trust is authorized to issue two classes of shares in each of its Portfolios. HC Strategic Shares and HC Advisors Shares have identical rights and preferences. The differences between the two classes is that each has established a separate CUSIP number, which aids those investment managers whose clients purchase shares of the Trust in tracking information relating to their clients’ accounts, and the HC Advisors Shares have service fees not applicable to the HC Strategic Shares.
As a Delaware statutory trust, the Trust is not required, and currently does not intend, to hold annual meetings of shareholders except as required by the Investment Company Act or other applicable law. The Investment Company Act requires initial shareholder approval of each of the investment advisory agreements, election of Trustees and, if the Trust holds an annual meeting, ratification of the Board’s selection of the Trust’s independent registered public accounting firm. Under certain circumstances, the law provides shareholders with the right to call for a meeting of shareholders to consider the removal of one or more Trustees. To the extent required by law, the Trust will assist in shareholder communications in such matters.
PRINCIPAL SECURITY HOLDERS. The table below shows the name and address of record of each person known to the Trust to hold, as of record or beneficially, 5% or more of shares of the Trust as of March 1, 2010. HC Capital may be deemed to have, or share, investment and/or voting power with respect to more than 50% of the shares of the Trust’s Portfolios, with respect to which shares HC Capital disclaims beneficial ownership.

		Percent of the
		HC Strategic
		Shares Total
		Assets Held by
Fund/Class	No. of Shares	the Shareholder
THE INTERMEDIATE TERM MUNICIPAL BOND PORTFOLIO
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ATTN MUTUAL FUNDS DEPARTMENT 5TH FLOOR ONE WORLD FINANCIAL CENTER NEW YORK, NY 10281	57371535.954	92.96%

THE INSTITUTIONAL VALUE EQUITY PORTFOLIO
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ATTN MUTUAL FUNDS DEPARTMENT 5TH FLOOR ONE WORLD FINANCIAL CENTER NEW YORK, NY 10281	17935078.348	32.51%

		Percent of the
		HC Strategic
		Shares Total
		Assets Held by
Fund/Class	No. of Shares	the Shareholder
WEND CO C/O THE BANK OF NEW YORK PO BOX 1066 WALL STREET STATION MUTUAL FUND REORG DEPT NEW YORK, NY 10116-1066	17724180.166	32.13%

THE NORTHERN TRUST CO CUSTODIAN LEIGHTON A RESENTHAL GST EXEMPT TR PO BOX 92956 CHICAGO, IL 60675	8923777.434	16.18%

MAC CO ATTN MUTUAL FUND OPS P O BOX 3198 525 WILLIAM PENN PLACE PITTSBURGH, PA 15230	4193660.299	7.60%

THE INSTITUTIONAL GROWTH EQUITY PORTFOLIO
WEND CO C/O THE BANK OF NY MELLON MUTUAL FUNDS REORG DEPARTMENT PO BOX 1066 WALL ST STATION NEW YORK, NY 10116-1066	22847325.763	32.02%

NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ATTN MUTUAL FUNDS DEPARTMENT 5TH FLOOR ONE WORLD FINANCIAL CENTER NEW YORK, NY 10281	21066461.029	29.52%

THE NORTHERN TRUST CO CUSTODIAN LEIGHTON A RESENTHAL GST EXEMPT TR PO BOX 92956 CHICAGO, IL 60675	10386323.017	14.56%

MAC CO ATTN MUTUAL FUND OPS P O BOX 3198 525 WILLIAM PENN PLACE PITTSBURGH, PA 15230	6775756.346	9.50%

SEI PRIVATE TRUST COMPANY ONE FREEDOM VALLEY DRIVE C/O MELLON BANK OAKS, PA 19456	5121774.449	7.18%

		Percent of the
		HC Strategic
		Shares Total
		Assets Held by
Fund/Class	No. of Shares	the Shareholder
THE INSTITUTIONAL SMALL CAP EQUITY PORTFOLIO
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ATTN MUTUAL FUNDS DEPARTMENT 5TH FLOOR ONE WORLD FINANCIAL CENTER NEW YORK, NY 10281	3841108.573	30.01%

WEND CO C O THE BANK OF NY MELLON MUTUAL FUNDS REORG DEPARTMENT PO BOX 1066 WALL ST STATION NEW YORK, NY 10116-1066	3299320.705	25.77%

THE NORTHERN TRUST CO CUSTODIAN LEIGHTON A RESENTHAL GST EXEMPT TR PO BOX 92956 CHICAGO, IL 60675	2413400.929	18.85%

POST & CO C/O THE BANK OF NEW YORK PO BOX 1066 WALL STREET STATION ATT MUTUAL FUNDS/REORG DEPT NEW YORK, NY 10286	1102044.089	8.61%

SEI PRIVATE TRUST COMPANY ONE FREEDOM VALLEY DRIVE C/O MELLON BANK OAKS, PA 19456	1007308.478	7.87%

THE INSTITUTIONAL INTERNATIONAL EQUITY PORTFOLIO
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ATTN MUTUAL FUNDS DEPARTMENT 5TH FLOOR ONE WORLD FINANCIAL CENTER NEW YORK, NY 10281	40106818.506	25.76%

THE NORTHERN TRUST CO CUSTODIAN LEIGHTON A RESENTHAL GST EXEMPT TR PO BOX 92956 CHICAGO, IL 60675	39280004.211	25.23%

WEND CO C O THE BANK OF NY MELLON MUTUAL FUNDS REORG DEPARTMENT
PO BOX 1066 WALL ST STATION NEW YORK, NY 10116-1066	37084331.431	23.82%

		Percent of the
		HC Strategic
		Shares Total
		Assets Held by
Fund/Class	No. of Shares	the Shareholder
MAC CO ATTN MUTUAL FUND OPS P O BOX 3198 525 WILLIAM PENN PLACE PITTSBURGH, PA 15230	11981278.193	7.70%

SEI PRIVATE TRUST COMPANY ONE FREEDOM VALLEY DRIVE C/O MELLON BANK OAKS, PA 19456	9883798.504	6.35%

THE FIXED INCOME II PORTFOLIO
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ATTN MUTUAL FUNDS DEPARTMENT 5TH FLOOR ONE WORLD FINANCIAL CENTER NEW YORK, NY 10281	19173193.234	50.44%

STATE STREET CORPORATION HEALTH ALLIANCE OF GREATER CINCINNATI RETIREMENT PLAN-ERISA 1776 HERITAGE DR NORTH QUINCY MA 021712199	4789234.153	12.60%

WEND CO C O THE BANK OF NY MELLON MUTUAL FUNDS REORG DEPARTMENT PO BOX 1066 WALL ST STATION NEW YORK NY 101161066	4467648.533	11.75%

THE NORTHERN TRUST CO CUSTODIAN LEIGHTON A RESENTHAL GST EXEMPT TR PO BOX 92956 CHICAGO IL 60675	2489899.54	6.55%

SEI PRIVATE TRUST COMPANY ONE FREEDOM VALLEY DRIVE C/O MELLON BANK OAKS PA 19456	2223313.187	5.85%

		Percent of the
		HC Strategic
		Shares Total
		Assets Held by
Fund/Class	No. of Shares	the Shareholder
MAC CO ATTN MUTUAL FUND OPS P O BOX 3198 525 WILLIAM PENN PLACE PITTSBURGH, PA 15230	1925484.87	5.07%

FIXED INCOME OPPORTUNITY PORTFOLIO
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ATTN MUTUAL FUNDS DEPARTMENT 5TH FLOOR ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	24230100.119	43.09%

WEND CO C O THE BANK OF NY MELLON MUTUAL FUNDS REORG DEPARTMENT PO BOX 1066 WALL ST STATION NEW YORK NY 10116-1066	14371291.331	25.56%

THE NORTHERN TRUST CO CUSTODIAN LEIGHTON A RESENTHAL GST EXEMPT TR PO BOX 92956 CHICAGO IL 60675	7977563.229	14.19%

SEI PRIVATE TRUST COMPANY ONE FREEDOM VALLEY DRIVE C/O MELLON BANK OAKS PA 19456	3679302.93	6.54%

BANK OF AMERICA CUST ATLANTICARE PO BOX 831575 DALLAS TX 752831575	3080777.122	5.48%

THE SHORT TERM MUNICIPAL BOND PORTFOLIO
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ATTN MUTUAL FUNDS DEPARTMENT 5TH FLOOR ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	2559829.029	76.04%

SAXON CO POBOX 7780-1888 PHILA PA 19182	802093.58	23.83%

		Percent of the
		HC Strategic
		Shares Total
		Assets Held by
Fund/Class	No. of Shares	the Shareholder
EMERGING MARKETS PORTFOLIO
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ATTN MUTUAL FUNDS DEPARTMENT 5TH FLOOR ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	5526881.441	35.72%

WEND CO C O THE BANK OF NY MELLON MUTUAL FUNDS REORG DEPARTMENT PO BOX 1066 WALL ST STATION NEW YORK NY 10116-1066	4120479.187	26.63%

THE NORTHERN TRUST CO CUSTODIAN LEIGHTON A RESENTHAL GST EXEMPT TR PO BOX 92956 CHICAGO IL 60675	3133816.099	20.27%

SEI PRIVATE TRUST COMPANY ONE FREEDOM VALLEY DRIVE C/O MELLON BANK OAKS PA 19456	1338197.116	8.65%

REAL ESTATE SECURITIES PORTFOLIO
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ATTN MUTUAL FUNDS DEPARTMENT 5TH FLOOR ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	4781610.108	33.39%

WEND CO C O THE BANK OF NY MELLON MUTUAL FUNDS REORG DEPARTMENT PO BOX 1066 WALL ST STATION NEW YORK NY 10116-1066	3643351.325	25.44%

THE NORTHERN TRUST CO CUSTODIAN LEIGHTON A RESENTHAL GST EXEMPT TR PO BOX 92956 CHICAGO IL 60675	3167348.299	22.12%

SEI PRIVATE TRUST COMPANY ONE FREEDOM VALLEY DRIVE C/O MELLON BANK OAKS PA 19456	1351102.019	9.44%

		Percent of the
		HC Strategic
		Shares Total
		Assets Held by
Fund/Class	No. of Shares	the Shareholder
MAC CO ATTN MUTUAL FUND OPS P O BOX 3198 525 WILLIAM PENN PLACE PITTSBURGH PA 15230	1248958.97	8.72%

THE VALUE EQUITY PORTFOLIO
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ATTN MUTUAL FUNDS DEPARTMENT 5TH FLOOR ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	30506588.282	71.93%

MAC CO ATTN MUTUAL FUND OPS P O BOX 3198 525 WILLIAM PENN PLACE PITTSBURGH PA 15230	5159865.213	12.17%

SAXON CO POBOX 7780-1888 PHILA PA 19182	2913898.371	6.87%

SEI PRIVATE TRUST COMPANY ONE FREEDOM VALLEY DRIVE C/O MELLON BANK OAKS PA 19456	2356422.41	5.56%

THE GROWTH EQUITY PORTFOLIO
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ATTN MUTUAL FUNDS DEPARTMENT 5TH FLOOR ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	40431220.863	66.17%

MAC CO ATTN MUTUAL FUND OPS P O BOX 3198 525 WILLIAM PENN PLACE PITTSBURGH PA 15230	6759609.956	11.06%

SEI PRIVATE TRUST COMPANY ONE FREEDOM VALLEY DRIVE C/O MELLON BANK OAKS PA 19456	6431309.286	10.52%

		Percent of the
		HC Strategic
		Shares Total
		Assets Held by
Fund/Class	No. of Shares	the Shareholder
SAXON CO POBOX 7780-1888 PHILA PA 19182	4654565.216	7.62%

THE SMALL CAP EQUITY PORTFOLIO
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ATTN MUTUAL FUNDS DEPARTMENT 5TH FLOOR ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	8660931.013	55.74%

THE NORTHERN TRUST CO CUSTODIAN LEIGHTON A RESENTHAL GST EXEMPT TR PO BOX 92956 CHICAGO IL 60675	2583419.483	16.63%

MAC CO ATTN MUTUAL FUND OPS P O BOX 3198 525 WILLIAM PENN PLACE PITTSBURGH PA 15230	1499457.547	9.65%

SAXON CO POBOX 7780-1888 PHILA PA 19182	818832.878	5.27%

WEND CO C O THE BANK OF NY MELLON MUTUAL FUNDS REORG DEPARTMENT PO BOX 1066 WALL ST STATION NEW YORK NY 10116-1066	793509.699	5.11%

THE INTERNATIONAL EQUITY PORTFOLIO
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ATTN MUTUAL FUNDS DEPARTMENT 5TH FLOOR ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	68029227.48	67.48%

MAC CO ATTN MUTUAL FUND OPS P O BOX 3198 525 WILLIAM PENN PLACE PITTSBURGH PA 15230	10287213.815	10.20%

		Percent of the
		HC Strategic
		Shares Total
		Assets Held by
Fund/Class	No. of Shares	the Shareholder
SEI PRIVATE TRUST COMPANY ONE FREEDOM VALLEY DRIVE C/O MELLON BANK OAKS PA 19456	8907496.957	8.84%

SAXON CO POBOX 7780-1888 PHILA PA 19182	5727608.661	5.68%

THE FIXED INCOME PORTFOLIO
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ATTN MUTUAL FUNDS DEPARTMENT 5TH FLOOR ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	27701123.379	57.26%

WEND CO C O THE BANK OF NY MELLON MUTUAL FUNDS REORG DEPARTMENT PO BOX 1066 WALL ST STATION NEW YORK NY 10116-1066	7250233.22	14.99%

THE NORTHERN TRUST CO CUSTODIAN LEIGHTON A RESENTHAL GST EXEMPT TR PO BOX 92956 CHICAGO IL 60675	4033142.409	8.34%

SEI PRIVATE TRUST COMPANY ONE FREEDOM VALLEY DRIVE C/O MELLON BANK OAKS PA 19456	3520104.668	7.28%

BANK OF AMERICA CUST ATLANTICARE PO BOX 831575 DALLAS TX 752831575	3008870.909	6.22%
POTENTIAL CONFLICTS OF INTEREST. The Trust, HC Capital and each of the Trust’s Specialist Managers, as well as the Trust’s principal underwriter, have adopted codes of ethics (each, a “17j-1 Code”) under Rule 17j-1 under the Investment Company Act. The 17j-1 Code adopted by each of these entities governs the manner and extent to which certain persons associated with that entity may invest in securities for their own accounts (including securities that may be purchased or held by the Trust). The 17j-1 Codes are on public file with, and are available from, the SEC’s Public Reference Room in Washington, D.C.

PROXY VOTING
The Trust has adopted Proxy Voting Policies and Procedures (the “Policy”) in accordance with Rule 30b1-4 under the Investment Company Act. The Policy is predicated on the notion that decisions with respect to proxy voting are an integral part of the investment management process and that the voting of proxies is an integral part of the services provided to each of those Portfolios of the Trust that invest primarily in equity securities (the “Equity Portfolios” and the “Institutional Equity Portfolios”) by their Specialist Managers. Accordingly, the Policy delegates to the Specialist Managers that serve the Equity Portfolios and the Institutional Equity Portfolios the responsibility for voting proxies received by the respective Portfolios in a manner that is designed to maximize the value of the shareholders’ interest. The following table provides a summary of the proxy voting policies and procedures adopted by each such Specialist Manager.
It is qualified by the full policy of each Specialist Manager, each of which is available upon request. Information on how the Portfolios voted proxies relating to portfolio securities during the 12-month period ended June 30, 2009 is available (1) without charge, upon request, by calling 1-800-242-9596, and (2) on the SEC’s website at http://www.sec.gov.
Aberdeen Asset Management Inc. (“AAMI” or the “Adviser”)
Aberdeen and its affiliated U.S. registered advisers (the “Aberdeen Advisers”) have adopted a proxy voting policy. The proxy voting policy is designed and implemented in a way that is reasonably expected to ensure that proxies are voted in the economic best interests of clients, that is, the common interest that all clients share in seeing the value of a common investment increase over time. Proxies are voted with the aim of furthering the best economic interests of clients, promoting high levels of corporate governance and adequate disclosure of company policies , activities and returns, including fair and equal treatment of stockholders.
The Aberdeen Advisers seek to develop relationships with the management of portfolio companies to encourage transparency and improvements in the treatment of employees, owners and stakeholders. Thus, the Aberdeen Advisers may engage in dialogue with the management of portfolio companies with respect to pending proxy voting issues. In voting proxies, the Adviser may conduct research internally and/or use the resources of an independent research consultant. The Aberdeen Adviser may consider legislative materials, studies of corporate governance and other proxy voting issues, and/or analyses of shareholder and management proposals by a certain sector of companies, e.g. , Fortune 500 companies.
The proxy voting policy is a guideline. Each vote is ultimately cast on a case-by-case basis, taking into consideration the contractual obligations under the advisory agreement or comparable document, and all other relevant facts and circumstances at the time of the vote. The Aberdeen Advisers may cast proxy votes in favor of management proposals or seek to change the views of management, considering specific issues as they arise on their merits. The Aberdeen Advisers may also join with other investment managers in seeking to submit a shareholder proposal to a company or to oppose a proposal submitted by the company. Such action may be based on fundamental , social, environmental or human rights grounds.
Material conflicts are resolved in the best interest of clients. A material conflict of interest includes those circumstances when the Adviser or any member of senior management, portfolio manager or portfolio analyst knowingly does business with a particular proxy issuer or closely affiliated entity, which may appear to create a material conflict between the interests of the Adviser and the interests of its clients in how proxies of that issuer are voted .. A material conflict of interest might also exist in unusual circumstances when the Adviser has actual knowledge of a material business arrangement between a particular proxy issuer or closely affiliated entity and an affiliate of the Adviser.
When a material conflict of interest between the Aberdeen Adviser and its client(s) is identified , the Aberdeen Adviser may choose among the following options to eliminate such conflict: (1) vote in accordance with the proxy voting policy if it involves little or no discretion; (2) vote as recommended by a third party service if the Aberdeen Adviser utilizes such a service; (3) “echo vote” or “mirror vote” the proxies in the same proportion as the votes of other proxy holders that are not the Aberdeen Adviser’s clients; (4) if possible, erect information barriers around the person or persons making voting decisions sufficient to insulate the decision from the conflict; (5) if practical, notify affected clients of the conflict of interest and seek a waiver of the conflict; or (6) if agreed upon in writing with the client, forward the proxies to affected clients allowing them to vote their own proxies.
In certain circumstances, the Aberdeen Advisers may take a limited role in voting proxies. Some of these circumstances may include when the effect on shareholders’ economic interests or the value of the portfolio holding is indeterminable or insignificant; for cost reasons (e.g., non-U.S. securities); if the securities are on loan; or if a jurisdictions has imposed share-blocking restrictions that prevents the Aberdeen Adviser from exercising its voting authority.
AllianceBernstein L.P. (“AllianceBernstein”)
Rule 206(4)-6 under the Advisers Act places certain requirements on investment advisers who have voting authority over client securities. The rule requires, among other things, that advisers provide their clients with a description of their voting policies and procedures, disclose to clients where they can get a full copy of the policies and procedures and disclose how they can obtain information about how their adviser voted with respect to their securities. Set forth below is a brief description of AllianceBernstein’s proxy voting policies and instructions regarding how clients may obtain proxy voting information. As a registered investment adviser that exercises proxy voting authority over client securities, AllianceBernstein has a fiduciary duty to vote proxies in a timely manner and make voting decisions that are in its clients’ best interests. In this regard, AllianceBernstein has adopted a Statement of Policies and Procedures for Proxy Voting (the “Proxy Voting Policy”).
The Proxy Voting Policy reflects the policies of AllianceBernstein and its investment management subsidiaries. The Proxy Voting Policy is a set of proxy voting guidelines that are intended to maximize the value of the securities in AllianceBernstein’s client accounts. It describes AllianceBernstein’s approach to analyzing voting issues, identifies the persons responsible for determining how to vote proxies and includes AllianceBernstein’s procedures for addressing material conflicts of interest that may arise between AllianceBernstein and its clients relating to proxy voting. In addition AllianceBernstein has adopted a Proxy Voting Manual that provides further detail into AllianceBernstein’s proxy voting process and addresses a range of specific voting issues.
Clients may obtain a copy of the Proxy Voting Policy, AllianceBernstein’s Proxy Voting Manual, as well as information about how AllianceBernstein voted with respect to their securities by contacting their AllianceBernstein administrative representative. Alternatively, clients may make a written request to AllianceBernstein L.P., Attn: Chief Compliance Officer, 1345 Avenue of the Americas, New York, NY 10105.
Artisan Partners Limited Partnership (“Artisan”)
Artisan votes proxies in the manner that, in the judgment of Artisan, is in the economic best interests of the Portfolios. The investment philosophy of Artisan is predicated on the belief that the quality of management is often the key to ultimate success or failure of a business. Because Artisan generally makes investments in companies in which Artisan has confidence in the management, the firm generally votes proxies in accordance with management’s recommendation, but may vote against management if, in the judgment of Artisan, the proposal would not enhance shareholder value. In some non-U.S. markets, the sale of securities voted may be prohibited for some period of time, usually between the record and meeting dates. Generally, Artisan does not vote proxies in those jurisdictions in which doing so might impair Artisan’s ability to implement investment decisions. In order to ensure that material conflicts of interest have not influenced Artisan’s voting process, Artisan has implemented a process to identify such conflicts, document voting decisions where such conflicts are deemed to exist and to review such votes. In such circumstances, members of Artisan’s Proxy Committee generally vote in accordance with the recommendations of a proxy service provider that itself is not conflicted or conducts an independent review of the proposed vote.
BlackRock Financial Management, Inc. (“BlackRock”)
BlackRock has engaged a third-party service provider to assist in the voting of proxies. The guidelines, as adopted by BlackRock, pertaining to the voting of proxies in the best interests of its clients, has been provided to this service provider, who then analyzes all proxy solicitations received for BlackRock clients and makes recommendations as to how the relevant votes should be cast.
Proxies will be based on clients’ best interests and not the product of a conflict. In cases of conflicts, BlackRock typically has ISS — as independent fiduciary — vote the proxies.
BlackRock may determine not to vote proxies if it believes that the restrictions or other detriments associated with such vote outweigh the benefits that will be derived by voting on the proposal.

The Boston Company Asset Management, LLC (“TBCAM”)
TBCAM, through its participation on BNY Mellon’s Proxy Policy Committee (“PPC”), has adopted a Proxy Voting Policy, related procedures, and voting guidelines which are applied to those client accounts over which it has been delegated the authority to vote proxies. In voting proxies, TBCAM seeks to act solely in the best financial and economic interest of the applicable client. TBCAM will carefully review proposals that would limit shareholder control or could affect the value of a client’s investment. TBCAM generally will oppose proposals designed to insulate an issuer’s management unnecessarily from the wishes of a majority of shareholders. TBCAM will generally support proposals designed to provide management with short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors and otherwise achieve long-term goals. On questions of social responsibility where economic performance does not appear to be an issue, TBCAM will attempt to ensure that management reasonably responds to the social issues. Responsiveness will be measured by management’s efforts to address the proposal including, where appropriate, assessment of the implications of the proposal to the ongoing operations of the company. The PPC will pay particular attention to repeat issues where management has failed in its commitment in the intervening period to take actions on issues.
TBCAM recognizes its duty to vote proxies in the best interests of its clients. TBCAM seeks to avoid material conflicts of interest through its participation in the PPC, which applies detailed, pre-determined proxy voting guidelines (the “Voting Guidelines”) in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, TBCAM and its affiliates engage a third party as an independent fiduciary to vote all proxies for BNY Mellon securities and affiliated mutual fund securities
All proxy voting proposals are reviewed, categorized, analyzed and voted in accordance with the Voting Guidelines. These guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in our policies on specific issues. Items that can be categorized under the Voting Guidelines will be voted in accordance with any applicable guidelines or referred to the PPC, if the applicable guidelines so require. Proposals for which a guideline has not yet been established, for example, new proposals arising from emerging economic or regulatory issues, are referred to the PPC for discussion and vote. Additionally, the PPC may elect to review any proposal where it has identified a particular issue for special scrutiny in light of new information. With regard to voting proxies of foreign companies, TBCAM weighs the cost of voting, and potential inability to sell the securities (which may occur during the voting process) against the benefit of voting the proxies to determine whether or not to vote.
In evaluating proposals regarding incentive plans and restricted stock plans, the PPC typically employs a shareholder value transfer model. This model seeks to assess the amount of shareholder equity flowing out of the company to executives as options are exercised. After determining the cost of the plan, the PPC evaluates whether the cost is reasonable based on a number of factors, including industry classification and historical performance information. The PPC generally votes against proposals that permit the repricing or replacement of stock options without shareholder approval or that are silent on repricing and the company has a history of repricing stock options in a manner that the PPC believes is detrimental to shareholders.
TBCAM will furnish a copy of its Proxy Voting Policy, any related procedures, and its Voting Guidelines to each advisory client upon request. Upon request, TBCAM will also disclose to an advisory client the proxy voting history for its account after the shareholder meeting has concluded.
Breckinridge Capital Advisors, Inc. (“BCA”)
BCA will only be responsible for voting proxies for those municipal bond issues actively managed by BCA. Our policy is to vote client proxies in the interest of maximizing bondholder/shareholder value. To that end, BCA will vote in a way that it believes, consistent with its fiduciary duty, will cause the issue to increase the most or decline the least in value. BCA will consider both the short and long-term implications of the proposal to be voted on when considering the optimal vote.
We have identified no current conflicts of interest between client interests and our own within our proxy voting process. Nevertheless, if Peter B. Coffin determines that he or BCA is facing a material conflict of interest in voting a proxy (e.g., an employee of BCA may personally benefit if the proxy is voted in a certain direction), BCA will convene a Proxy Voting Committee to determine the appropriate vote. Decisions of the Committee must be unanimous. If the Committee cannot reach a unanimous decision, BCA will engage a competent third party, at our expense, who will determine the vote that will maximize shareholder value. As an added protection, the third party’s decision is binding.
We maintain written proxy voting guidelines and records of all proxy actions. Our guidelines are available for review. Our complete voting record is available to our clients. Contact BCA for any questions or to request review of either of these documents.

Capital Guardian Trust Company (“CapGuardian”)
CapGuardian considers proxy voting an important part of its investment management services to clients. The procedures that govern proxy voting activities are reasonably designed to ensure that proxies are voted in a manner that maximizes long-term shareholder value and are in the best interest of CapGuardian’s clients. Proxy issues are evaluated on their merits and are considered in the context of the analyst’s knowledge of a company, its current management, management’s past record and CapGuardian’s general position on the issue.
CapGuardian has developed proxy voting guidelines that reflect its general position and practice on various issues. To preserve the ability of the analyst and proxy voting committee to make the best decisions in each case, these guidelines are intended only to provide context and are not intended to dictate how issues must be voted. The guidelines are reviewed and updated at least annually by the appropriate proxy voting and investment committees.
Associates in the proxy voting department are responsible for coordinating the voting of proxies and working with outside proxy voting service providers and custodian banks to submit the votes in a timely manner. Standard items, such as the uncontested election of directors, ratification of auditors, adopting reports and accounts and other administrative items, are typically voted with management. All other items are voted in accordance with the decision of the analyst, portfolio managers, the appropriate proxy voting committee or the full investment committee(s) depending on parameters determined by those investment committee(s) from time to time. Various proxy voting committees specialize in regional mandates and review the proxies of portfolio companies within their mandates.
Occasionally, CapGuardian may vote proxies where a material client is involved with the proxy. When voting these proxies, CapGuardian analyzes the issues on their merits and does not consider any client relationship in a way that interferes with its responsibility to vote proxies in the best interests of its clients. A Special Review Committee reviews certain proxy decisions that involve such clients for improper influences on the decision-making process and takes appropriate action, if necessary.
Research analysts must disclose personal conflicts they may have in making a proxy voting recommendation. Members of the proxy voting committee must disclose such conflicts and must not vote on the relevant proxy issue.
PROXY VOTING POLICY AND PROCEDURES
Policy
Capital Guardian Trust Company (“CGTC”) provides investment management services to clients that include, among others, corporate and public pension plans, foundations and endowments, and registered investment companies. CGTC’s Personal Investment Management Division (“PIM”) provides investment management and fiduciary services, including trust and estate administration, primarily to high net-worth individuals and families. CGTC considers proxy voting an important part of those management services, and as such, CGTC seeks to vote the proxies of securities held by clients in accounts for which it has proxy voting authority in the best interest of those clients. The procedures that govern this activity are reasonably designed to ensure that proxies are voted in the best interest of CGTC’s clients.
Fiduciary Responsibility and Long-term Shareholder Value
     CGTC’s fiduciary obligation to manage its accounts in the best interest of its clients extends to proxy voting. When voting proxies, CGTC considers those factors that would affect the value of its clients’ investment and acts solely in the interest of, and for the exclusive purpose of providing benefits to, its clients. As required by ERISA, CGTC votes proxies solely in the interest of the participants and beneficiaries of retirement plans and does not subordinate the interest of participants and beneficiaries in their retirement income to unrelated objectives.
     CGTC believes the best interests of clients are served by voting proxies in a way that maximizes long-term shareholder value. Therefore, the investment professionals responsible for voting proxies have the discretion to make the best decision given the individual facts and circumstances of each issue. Proxy issues are evaluated on their merits and considered in the context of the analyst’s knowledge of a company, its current management, management’s past record, and CGTC’s general position on the issue. In addition, many proxy issues are reviewed and voted on by a proxy voting committee comprised primarily of investment professionals, bringing a wide range of experience and views to bear on each decision.

     As the management of a portfolio company is responsible for its day-to-day operations, CGTC believes that management, subject to the oversight of the relevant board of directors, is often in the best position to make decisions that serve the interests of shareholders. However, CGTC votes against management on proposals where it perceives a conflict may exist between management and client interests, such as those that may insulate management or diminish shareholder rights. CGTC also votes against management in other cases where the facts and circumstances indicate that the proposal is not in its clients’ best interests.
Special Review
     From time to time CGTC may vote a) on proxies of portfolio companies that are also clients of CGTC or its affiliates, b) on shareholder proposals submitted by clients, or c) on proxies for which clients have publicly supported or actively solicited CGTC or its affiliates to support a particular position. When voting these proxies, CGTC analyzes the issues on their merits and does not consider any client relationship in a way that interferes with its responsibility to vote proxies in the best interest of its clients. The CGTC Special Review Committee reviews certain of these proxy decisions for improper influences on the decision-making process and takes appropriate action, if necessary.
   Procedures
Proxy Review Process
     Associates on the proxy voting team in CGTC’s Portfolio Control department are responsible for coordinating the voting of proxies. These associates work with outside proxy voting service providers and custodian banks and are responsible for coordinating and documenting the internal review of proxies.
The proxy voting team reviews each proxy ballot for standard and non-standard items. Standard proxy items are typically voted with management unless the research analyst who follows the company or a member of an investment or proxy voting committee requests additional review. Standard items currently include the uncontested election of directors, ratifying auditors, adopting reports and accounts, setting dividends and allocating profits for the prior year, and certain other administrative items.
All other items are voted in accordance with the decision of the analyst, portfolio managers, the appropriate proxy voting committee or the full investment committee(s) depending on parameters determined by those investment committee(s) from time to time. Various proxy voting committees specialize in regional mandates and review the proxies of portfolio companies within their mandates. The proxy voting committees are typically comprised primarily of members of CGTC’s and its institutional affiliates’ investment committees and their activity is subject to oversight by those committees.
CGTC seeks to vote all of its clients’ proxies. In certain circumstances, CGTC may decide not to vote a proxy because the costs of voting outweigh the benefits to its clients (e.g., when voting could lead to share blocking where CGTC wishes to retain flexibility to trade shares). In addition, proxies with respect to securities on loan through client directed lending programs are not available to CGTC to vote and therefore are not voted.
CGTC will periodically review voting reports to ascertain, where possible, that votes were cast in accordance with voting instructions.
Proxy Voting Guidelines
     CGTC has developed proxy voting guidelines that reflect its general position and practice on various issues. To preserve the ability of decision makers to make the best decision in each case, these guidelines are intended only to provide context and are not intended to dictate how the issue must be voted. The guidelines are reviewed and updated as necessary, but at least annually, by the appropriate proxy voting and investment committees.
CGTC’s general positions related to corporate governance, capital structure, stock option and compensation plans and social and corporate responsibility issues are reflected below.
•	Corporate governance. CGTC supports strong corporate governance practices. It generally votes against proposals that serve as anti-takeover devices or diminish shareholder rights, such as poison pill plans and supermajority vote requirements, and generally supports proposals that encourage responsiveness to shareholders, such as initiatives to declassify the board or establish a majority voting standard for the election of the board of directors. Mergers and acquisitions, reincorporations and other corporate restructurings are considered on a case-by-case basis, based on the investment merits of the proposal.
•	Capital structure. CGTC generally supports increases to capital stock for legitimate financing needs. It generally does not support changes in capital stock that can be used as anti-takeover devices, such as the creation of or increase in blank-check preferred stock or of a dual class capital structure with different voting rights.
•	Stock-related compensation plans. CGTC supports the concept of stock-related compensation plans as a way to align employee and shareholder interests. However, plans that include features which undermine the connection between employee and shareholder interests generally are not supported. When voting on proposals related to new plans or changes to existing plans, CGTC considers, among other things, the following information, to the extent it is available: the exercise price of the options, the size of the overall plan and/or the size of the increase, the historical dilution rate, whether the plan permits option repricing, the duration of the plan, and the needs of the company. Additionally, CGTC supports option expensing in theory and will generally support shareholder proposals on option expensing if such proposal language is non-binding and does not require the company to adopt a specific expensing methodology.
•	Corporate social responsibility. CGTC votes on these issues based on the potential impact to the value of its clients’ investment in the portfolio company.
Special Review Procedures
If a research analyst has a personal conflict in making a voting recommendation on a proxy issue, he or she must disclose such conflict, along with his or her recommendation. If a member of the proxy voting committee has a personal conflict in voting the proxy, he or she must disclose such conflict to the appropriate proxy voting committee and must not vote on the issue.
Clients representing 0.0025 or more of assets under investment management across all affiliates owned by The Capital Group Companies, Inc. (CGTC’s indirect parent company), are deemed to be “Interested Clients”. Each proxy is reviewed to determine whether the portfolio company, a proponent of a shareholder proposal, or a known supporter of a particular proposal is an Interested Client. If the voting decision for a proxy involving an Interested Client is against such client, then it is presumed that there was no undue influence in favor of the Interested Client. If the decision is in favor of the Interested Client, then the decision, the rationale for such decision, information about the client relationship and all other relevant information is reviewed by the Special Review Committee (“SRC”). The SRC reviews such information in order to identify whether there were improper influences on the decision-making process so that it may determine whether the decision was in the best interest of CGTC’s clients. Based on its review, the SRC may accept or override the decision, or determine another course of action. The SRC is comprised of senior representatives from CGTC’s and its institutional affiliates’ investment and legal groups and does not include representatives from the marketing department.
Any other proxy will be referred to the SRC if facts or circumstances warrant further review.
In cases where CGTC has discretion to vote proxies for shares issued by an affiliated mutual fund, CGTC will instruct that the shares be voted in the same proportion as votes cast by shareholders for whom CGTC does not have discretion to vote proxies.
CGTC’s Proxy Voting Record
Upon client request, CGTC will provide reports of its proxy voting record as it relates to the securities held in the client’s account(s) for which CGTC has proxy voting authority.
Annual Assessment
CGTC will conduct an annual assessment of this proxy voting policy and related procedures and will notify clients for which it has proxy voting authority of any material changes to the policy and procedures.
Causeway Capital Management LLC (“Causeway”)
Causeway votes the proxies of companies owned by clients who have granted Causeway voting authority. Causeway votes proxies solely in the best interests of clients in accordance with its Proxy Voting Policies and Procedures. Causeway’s policies and procedures are designed to ensure, to the extent feasible, that votes cast are consistent with certain basic principles: (i) increasing shareholder value; (ii) maintaining or increasing shareholder influence over the board of directors and management; (iii) establishing and enhancing a strong and independent board of directors; (iv) maintaining or increasing the rights of shareholders; and (v) aligning the interests of management and employees with those of shareholders with a view toward the reasonableness of executive compensation and shareholder dilution.
Causeway recognizes that a company’s management is charged with day-to-day operations and, therefore, generally votes on routine business matters in favor of management’s proposals or positions. Under its guidelines, Causeway generally votes for distributions of income, appointment of auditors, director compensation (unless deemed excessive), management’s slate of director nominees (except nominees with poor attendance or who have not acted in the best interests of shareholders), financial results/director and auditor reports, share repurchase plans, and changing corporate names and other similar matters. Causeway generally votes with management on social issues because it believes management is responsible for handling them. Causeway generally votes against anti-takeover mechanisms and generally opposes cumulative voting and attempts to classify boards of directors. Causeway votes other matters—including equity -based compensation plans—on a case-by-case basis.
Causeway’s interests may conflict with clients on certain proxy votes where Causeway might have a significant business or personal relationship with the company or its officers. Causeway’s chief operating officer in consultation with the general counsel shall determine if a vote involves a material conflict of interest. If so, Causeway may obtain instructions or consent from the client on voting or will vote in accordance with a “for” or “against” or “with management” guideline if one applies. If no such guideline applies, Causeway will follow the recommendation of an independent third party such as Institutional Shareholder Services.
Non-U.S. proxies may involve a number of problems that restrict or prevent Causeway’s ability to vote. As a result, clients’ non-U.S. proxies will be voted on a best efforts basis only. In addition, Causeway will not vote proxies (U.S. or non-U.S.) if it does not receive adequate information from the client’s custodian in sufficient time to cast the vote.
Frontier Capital Management Company, LLC (“Frontier”)
Frontier seeks to vote proxies to maximize the long-term value of its clients’ assets and to cast votes that it believes to be fair and in the best interest of the affected client(s).
Frontier has contracted with Glass Lewis & Co. (“Glass Lewis”) and ADP Financial Services, Inc. (“ADP”) to provide assistance in voting proxies for its clients. Glass Lewis provides Frontier with vote recommendations according to pre-determined proxy voting guidelines.
Under normal circumstances, Frontier is not expected to exercise its voting discretion or to override Glass Lewis’s vote recommendations. This removes any conflicts of interest Frontier may have that may affect how it votes on an issuer’s proxy, such as when Frontier votes a proxy solicited by an issuer who is a client of Frontier’s or with whom Frontier has another business or personal relationship.
In instances in which Frontier wishes to override Glass Lewis’s vote recommendations, Frontier’s Proxy Voting Committee will determine whether a material conflict of interest exists. If such a conflict does exist, then the Proxy Voting Committee may elect to vote the proxy in accordance with Glass Lewis’s recommendations or it will not take into consideration the conflicting relationship and will vote in the clients’ best interest. If the Committee determines that a material conflict does not exist, then Frontier will vote the proxy in its discretion.
Institutional Capital, LLC (“ICAP”)
ICAP’s proxy voting policies generally provide that the firm’s proxy committee will oversee the operation of the proxy voting policies and that the analyst who follows the company will decide how to vote proxies on various issues on a case-by-case basis, with the intention being to vote proxies in the best interest of client accounts. ICAP has adopted proxy voting guidelines that may be employed when considering how to vote proxies. Proxy solicitations that might involve a conflict of interest between ICAP and client interests will be handled by the proxy committee in one of the following ways:
1. Vote the securities based on a pre-determined voting policy if the application of the policy to the matter presented involves little discretion on ICAP’s part;
2. Vote the securities in accordance with a pre-determined policy based upon the recommendations of an independent third party, such as a proxy voting service; or
3. Disclose the conflict to the client and obtain the client’s direction to vote the proxies.

IronBridge Capital Management LP (“IronBridge”)
IronBridge has engaged a third-party vendor, Risk Metrics Group (“RMG”), to vote proxy statements and maintain all proxy records with respect to its clients. Proxy ballots will be voted in accordance with RMG voting guidelines. Due to the fact that RMG is an independent, qualified third party, IronBridge believes that votes effected by RMG are not, and cannot be, a product of a conflict of interest.
Jennison Associates LLC (“Jennison”)
Jennison actively manages publicly traded equity securities and fixed income securities. It is the policy of Jennison that where proxy voting authority has been delegated to and accepted by Jennison, all proxies shall be voted by investment professionals in the best interest of the client without regard to the interests of Jennison or other related parties. Secondary consideration may be given to the public and social value of each issue. For purposes of Jennison’s proxy voting policy, the “best interests of clients” shall mean, unless otherwise specified by the client, the clients’ best economic interests over the long term – that is, the common interest that all clients share in seeing the value of a common investment increase over time. It is further the policy of Jennison that complete and accurate disclosure concerning its proxy voting policies and procedures and proxy voting records, as required by the Advisers Act, be made available to clients.
In voting proxies for international holdings, we will generally apply the same principles as those for U.S. holdings. However, in some countries, voting proxies result in additional restrictions that have an economic impact or cost to the security, such as “share blocking”, where Jennison would be restricted from selling the shares of the security for a period of time if Jennison exercised its ability to vote the proxy. As such, we consider whether the vote, either itself or together with the votes of other shareholders, is expected to have an effect on the value of the investment that will outweigh the cost of voting. Our policy is to not vote these types of proxies when the costs outweigh the benefit of voting, as in share blocking.
Any proxy vote that may represent a potential material conflict of interest is reviewed by Jennison’s Compliance Department.

Pacific Management Investment Company LLC (“PIMCO”)
DESCRIPTION OF PROXY VOTING POLICIES AND PROCEDURES
Pacific Investment Management Company LLC (“PIMCO”) has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. PIMCO has implemented the Proxy Policy for each of its clients as required under applicable law, unless expressly directed by a client in writing to refrain from voting that client’s proxies. Recognizing that proxy voting is a rare event in the realm of fixed income investing and is typically limited to solicitation of consent to changes in features of debt securities, the Proxy Policy also applies to any voting rights and/or consent rights of PIMCO, on behalf of its clients, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures.
The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO’s clients. Each proxy is voted on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or its shareholders.
PIMCO will supervise and periodically review its proxy voting activities and implementation of the Proxy Policy. PIMCO will review each proxy to determine whether there may be a material conflict between PIMCO and its client. If no conflict exists, the proxy will be forwarded to the appropriate portfolio manager for consideration. If a conflict does exist, PIMCO will seek to resolve any such conflict in accordance with the Proxy Policy. PIMCO seeks to resolve any material conflicts of interest by voting in good faith in the best interest of its clients. If a material conflict of interest should arise, PIMCO will seek to resolve such conflict in the client’s best interest by pursuing any one of the following courses of action: (i) convening a committee to assess and resolve the conflict; (ii) voting in accordance with the instructions of the client; (iii) voting in accordance with the recommendation of an independent third-party service provider; (iv) suggesting that the client engage another party to determine how the proxy should be voted; (v) delegating the vote to a third-party service provider; or (vi) voting in accordance with the factors discussed in the Proxy Policy.
Clients may obtain a copy of PIMCO’s written Proxy Policy and the factors that PIMCO may consider in determining how to vote a client’s proxy. Except as required by law, PIMCO will not disclose to third parties how it voted on behalf of a client. However, upon request from an appropriately authorized individual, PIMCO will disclose to its clients or the entity delegating the voting authority to PIMCO for such clients, how PIMCO voted such client’s proxy. In addition, a client may obtain copies of PIMCO’s Proxy Policy and information as to how its proxies have been voted by contacting PIMCO.
Pzena Investment Management LLC (“Pzena”)
Pzena subscribes to RiskMetrics Group’s (“RiskMetrics”) proxy monitoring and voting agent service. However, Pzena retains ultimate responsibility for instructing RiskMetrics how to vote proxies on behalf of a Portfolio, and applies its own proxy voting guidelines, which are summarized below. If Pzena does not issue instructions for a particular vote, RiskMetrics will vote in accordance with Pzena’s guidelines or with management if Pzena’s guidelines do not address the proxy item. If it appears that a material conflict of interest has arisen, Pzena’s Chief Compliance Office will convene a meeting of its proxy voting committee to determine whether a conflict of interest exists and how that conflict should be resolved.
Pzena’s general positions on various proposals are as follows:
Director Matters – Pzena evaluates director nominees individually and as a group based on its own assessments and RiskMetrics’ recommendations. Pzena generally withholds votes from any insiders on audit, compensation or nominating committees, and from any insiders and affiliated outsiders with respect to boards that do not have majority independent directors.
Shareholder Rights – Pzena generally opposes classified boards and any other proposals designed to eliminate or restrict shareholders’ rights. Pzena supports anti-takeover measures that are in the best interests of shareholders, but opposes poison pills and other anti-takeover measures that entrench management or thwart the maximization of investment returns.

Compensation and Benefits Plans – Pzena generally supports incentive plans under which 50% or more of the shares awarded to top executives are tied to performance goals. Pzena votes against golden parachute or other incentive compensation arrangements which it deems excessive or unreasonable, which it considers to be significantly more economically attractive than continued employment, or which are triggered solely by the recipient (e.g. resignation).
Auditors – Pzena generally votes with management with respect to the appointment of auditors, so long as management is in compliance with current regulatory requirements focused on auditor independence and improved Board and committee representation.
Seix Investment Advisors LLC (“Seix”)
Seix has a Proxy Committee (the “Committee”) that is responsible for establishing policies and procedures designed to ensure that the firm ethically and effectively discharges its fiduciary obligation to vote all applicable proxies on behalf of all discretionary Client accounts. Annually (or more often as needed), the Committee will review, reaffirm and/or amend guidelines, strategies and proxy policies for all Client accounts and product lines.
After a review of established service providers including size, experience and technical capabilities, RidgeWorth Capital Management, Inc. (“RidgeWorth”) contracted with Glass Lewis & Co. (“Glass Lewis”) on behalf of itself and various wholly-owned subsidiaries, including Seix, as its agent to provide certain administrative, clerical, functional recordkeeping and support services related to the firm’s proxy voting processes/procedures, which include, but are not limited to:
1.	The collection and coordination of proxy material from each custodian for each of Seix’s Clients;

2.	The facilitation of the mechanical act of proxy voting, reconciliation, and disclosure for each of Seix’s Clients, in accordance with Seix’s proxy policies and the Committee’s direction; and

3.	Required record keeping and voting record retention of all proxy voting on behalf of Seix’s Clients.
As reflected in Seix’s proxy policies, the Committee will affirmatively vote proxies for proposals that it interprets are deemed to be in the best economic interest of its Clients as shareholders and beneficiaries to those actions.
The Committee will retain the ability to consider Client specific preferences and/or develop and apply criteria unique to Seix’s Client base and product lines, where appropriate. As needed, this information will be communicated to Glass Lewis as Seix’s agent to ensure that the relative shares proxies will be voted accordingly. RidgeWorth has reviewed Glass Lewis’ capabilities as agent for the administrative services above and is confident in its abilities to effectively provide these services. RidgeWorth and Seix will monitor such capabilities on an ongoing basis.
In the absence of express contractual provisions to the contrary, the Committee will vote proxies for all Seix discretionary investment management Clients.
As indicated above, the Committee utilizes the services of Glass Lewis, an independent third party agent, to assist with facilitating the administrative, clerical, functional, and recordkeeping proxy duties and to assist in managing certain aspects of our proxy obligations. Accordingly, Seix maintains its own proxy policies for U.S. domestic and global proxy voting issues, as well as guidelines applicable to “Taft Hartley” plans and relationships. Employee Retirement Income Security Act of 1974 (“ERISA”) accounts will be voted in accordance with the U.S. domestic proxy policy as ERISA specific guidelines and requirements are incorporated into this policy.

Seix provides and maintains the following standard proxy voting policies:
•	Seix U.S. Domestic Proxy Policy (applied to both ERISA and Non-ERISA related accounts)

•	Seix Taft Hartley Proxy Policy

•	Seix Global/International Proxy Policy
These policies are available as described below. Both brief and extended summaries are available for the Seix Taft Hartley Proxy Policy and Seix Global/International Proxy Policy.
The Committee’s process includes a review and evaluation of relevant information related to the issuer’s proxy, applying the firm’s proxy voting policy in a prudent and appropriate manner and ensuring votes are cast in the best interest of our Clients.
Under the Seix Global/International Proxy Policy, the Committee generally votes in a manner similar to that recommended by Glass Lewis for an account’s international holdings including, to the extent permitted by law, ERISA accounts international holdings. In this regard RidgeWorth and Seix have reviewed, and will monitor, Glass Lewis’ capabilities and conflict policies with respect to international securities proxy vote recommendations.
Please contact the Chief Compliance Officer at Seix Investment Advisors LLC, 10 Mountainview Road, Suite C-200, Upper Saddle River, NJ 07458; or via telephone at (201) 391-0300 for further information, questions and/or concerns regarding Seix’s Proxy Policy; or to receive a complete copy of the Policy.
Conflicts of Interest
Due to its diversified Client base, numerous product lines and affiliation with SunTrust, and its subsidiaries, the Proxy Committee may determine a potential conflict exists in connection with a proxy vote based on the SEC guidelines. In such instances, the Committee will review the potential conflict to determine if it is material.
Although Seix utilizes a pre-determined proxy voting policy, occasions may arise in which a conflict of interest could be deemed to be material. In this case, the Committee will determine the most fair and reasonable procedure to be followed in order to properly address all conflict concerns. The Committee may employ one or more of the options listed below:
1.	Retain an independent fiduciary to vote the shares; and/or

2.	Send the proxy material to the Client (in the case of Mutual Funds, the Mutual Funds’ shareholders) so it may vote the proxies.
Although Seix does its best to alleviate or diffuse known conflicts, there is no guarantee that all situations have been or will be mitigated through proxy policy incorporation.
Standish Mellon Asset Management Company LLC (“Standish”)
Standish, through its participation on The Bank of New York Mellon Corporation’s (“BNY Mellon”) Proxy Policy Committee (“PPC”), has adopted a Proxy Voting Policy, related procedures, and voting guidelines which are applied to those client accounts over which it has been delegated the authority to vote proxies. In voting proxies, Standish seeks to act solely in the best financial and economic interest of the applicable client. Standish will carefully review proposals that would limit shareholder control or could affect the value of a client’s investment. Standish generally will oppose proposals designed to insulate an issuer’s management unnecessarily from the wishes of a majority of shareholders. Standish will generally support proposals designed to provide management with short-term insulation from outside influences so as to enable management to bargain effectively with potential suitors and otherwise achieve long-term goals. On questions of social responsibility where economic performance does not appear to be an issue, Standish will attempt to ensure that management reasonably responds to the social issues. Responsiveness will be measured by management’s efforts to address the proposal including, where appropriate, assessment of the implications of the proposal to the ongoing operations of the company. The PPC will pay particular attention to repeat issues where management has failed in its commitment in the intervening period to take actions on issues.

Standish recognizes its duty to vote proxies in the best interests of its clients. Standish seeks to avoid material conflicts of interest through its participation in the PPC, which applies detailed, pre-determined proxy voting guidelines (the “Voting Guidelines”) in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, Standish and its affiliates engage a third party as an independent fiduciary to vote all proxies for BNY Mellon securities and affiliated mutual fund securities.
All proxy voting proposals are reviewed, categorized, analyzed and voted in accordance with the Voting Guidelines. These guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in our policies on specific issues. Items that can be categorized under the Voting Guidelines will be voted in accordance with any applicable guidelines or referred to the PPC, if the applicable guidelines so require. Proposals that cannot be categorized under the Voting Guidelines will be referred to the PPC for discussion and vote. Additionally, the PPC may review any proposal where it has identified a particular company, industry or issue for special scrutiny. With regard to voting proxies of foreign companies, Standish weighs the cost of voting, and potential inability to sell the securities (which may occur during the voting process) against the benefit of voting the proxies to determine whether or not to vote.
In evaluating proposals regarding incentive plans and restricted stock plans, the PPC typically employs a shareholder value transfer model. This model seeks to assess the amount of shareholder equity flowing out of the company to executives as options are exercised. After determining the cost of the plan, the PPC evaluates whether the cost is reasonable based on a number of factors, including industry classification and historical performance information. The PPC generally votes against proposals that permit the repricing or replacement of stock options without shareholder approval or that are silent on repricing and the company has a history of repricing stock options in a manner that the PPC believes is detrimental to shareholders. Standish will furnish a copy of its Proxy Voting Policy, any related procedures, and its Voting Guidelines to each advisory client upon request. Upon request, Standish will also disclose to an advisory client the proxy voting history for its account after the shareholder meeting has concluded.
Sterling Johnston Capital Management, L.P. (“Sterling Johnston”)
As a matter of policy and as a fiduciary to our clients, Sterling Johnston has a responsibility to vote proxies for our clients’ portfolio securities consistent with the best economic interests of the clients. Sterling Johnston maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our firm’s proxy policies and practices. Our policy and procedures include ensuring the receipt and voting of client proxies, and the disclosure of any potential conflicts of interest. Additionally, the firm makes information available to clients about the voting of proxies for their portfolio securities while maintaining relevant and required records.
In order to facilitate the orderly and efficient voting of client proxies, Sterling Johnston retains the services of a proxy research and voting service provided by RiskMetrics Group. RiskMetrics Group provides Sterling Johnston with proxy-specific research, administrates the firm’s proxy voting, and maintains records of all proxy votes cast. Sterling Johnston retains final authority and fiduciary responsibility for proxy voting and for monitoring the service’s compliance with the firm’s proxy policy and its clients’ best economic interests.
In addition to issuing research reports on pending proxy votes, RiskMetrics serves as Sterling Johnston’s voting agent, collecting and voting ballots on the firm’s behalf. RiskMetrics’ research is used in conjunction with Sterling Johnston’s custom voting policy in order to determine how the firm will vote a given client proxy. This custom policy reflects both Sterling Johnston’s beliefs about how best to maximize clients’ best economic interests through corporate governance actions as well as any stated client preferences found in individual investment management agreements. This custom policy allows for ballot exceptions on a per client basis given a stated client preference on a particular type of proxy ballot measure. Proxy votes that are covered by Sterling Johnston’s custom voting policy and for which no extenuating circumstances present themselves, will be voted accordingly to the custom policy.
For proxy ballot measures presenting special circumstances, potential conflicts of interest, or votes that are not directly addressed by Sterling Johnston’s custom policy, RiskMetrics will refer the vote back to Sterling Johnston. In the case of such referrals, Sterling Johnston examines the ballot issue, relevant research, and any potential conflicts of interest before determining which vote would be in the best economic interests of its clients. This determination is then transmitted to RiskMetrics Group for subsequent voting.

SSgA Funds Management, Inc. (“SSgA FM”)
SSgA Funds Management, Inc. (“FM”) seeks to vote proxies for which it has discretionary authority in the best interests of its clients. This entails voting proxies in a way which SSgA believes will maximize the monetary value of each portfolio’s holdings with respect to proposals that are reasonably anticipated to have an impact on the current or potential value of a security. Absent unusual circumstances or specific client instructions, we vote proxies on a particular matter in the same way for all clients, regardless of their investment style or strategies. FM takes the view that voting in a manner consistent with maximizing the value of our clients’ holdings will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).
Oversight of the proxy voting process is the responsibility of the SSgA Investment Committee. The SSgA Investment Committee reviews and approves amendments to the FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to the FM Proxy Review Committee, a subcommittee of the SSgA Investment Committee, which is supported by the SSgA Governance Team. FM retains the final authority and responsibility for voting. In addition to voting proxies, SSgA:
1)	describes its proxy voting procedures to its clients in Part II of its Form ADV;

2)	provides the client with this written proxy policy, upon request;

3)	discloses to its clients how they may obtain information on how FM voted the client’s proxies;

4)	matches proxies received with holdings as of record date;

5)	reconciles holdings as of record date and rectifies any discrepancies;

6)	generally applies its proxy voting policy consistently and keeps records of votes for each client;

7)	documents the reason(s) for voting for all non-routine items; and

8)	keeps records of such proxy voting available for inspection by the client or governmental agencies.
Process
The SSgA Corporate Governance Team is comprised of corporate governance professionals and governance analysts. The responsibilities of the SSgA Corporate Governance Team iinclude corporate governance research and analysis across domestic and global investment strategies, with oversight of all governance and proxy voting processing on SSgA discretionary portfolios.. In addition, the Corporate Governance Team assumes responsibility for voting decisions on certain case-by-case items, informal commencement of engagement activities for the purposes of advocating SSgA positions on various governance issues, and the research and analysis of all governance related issues impacting shareholder value. As stated above, oversight of the proxy voting process is the responsibility of the SSgA Investment Committee.
In order to facilitate our proxy voting process, FM retains RiskMetrics Group, Inc. (“RMG”), a firm with expertise in the proxy voting and corporate governance fields. RMG assists in the proxy voting process, including acting as our voting agent (i.e. actually processing the proxies), advising us as to current and emerging governance issues that we may wish to address, interpreting this policy and applying it to individual proxy items, and providing analytical information concerning specific issuers and proxy items as well as governance trends and developments. This Policy does not address all issues as to which we may receive proxies nor does it seek to describe in detail all factors that we may consider relevant to any particular proposal. To assist RMG in interpreting and applying this Policy, we meet with RMG at least annually, provide written guidance on certain topics generally on an annual basis and communicate more regularly as necessary to discuss how specific issues should be addressed. This guidance permits RMG to apply this Policy without consulting us as to each proxy but in a manner that is consistent with our investment view and not their own governance opinions. If an issue raised by a proxy is not addressed by this Policy or our prior guidance to RMG, RMG refers the proxy to us for direction on voting. On issues that we do not believe affect the economic value of our portfolio holdings or are considered by us to be routine matters as to which we have not provided specific guidance, we have agreed with RMG to act as our voting agent in voting such proxies in accordance with its own recommendations which, to the extent possible, take into account this Policy and FM’s general positions on similar matters. The Corporate Governance Team is responsible, working with RMG, for submitting proxies in a timely manner and in accordance with our policy. The Corporate Governance Team works with RMG to establish and update detailed procedures to implement this policy.
From time to time, proxy votes will be solicited which fall into one of the following categories:

(i)	proxies which involve special circumstances and require additional research and discussion (e.g. a material merger or acquisition, or a material governance issue with the potential to become a significant precedent in corporate governance); or

(ii)	proxies which are not directly addressed by our policies and which are reasonably anticipated to have an impact on the current or potential value of a security or which we do not consider to be routine.
The Governance Team identifies these proxies using a number of methods, including but not limited to in house governance research, notifications from RMG and other third party research providers, concerns of clients or issuers, review by Governance Team analysts, and questions from consultants. The role of third parties in identifying special circumstances does not mean that we will depart from our guidelines; these third parties are all treated as information sources. If they raise issues that we determine to be prudent before voting a particular proxy or departing from our prior guidance to RMG, we will weigh the issue along with other relevant factors before making an informed decision. In all cases, we vote proxies as to which we have voting discretion in a manner that we determine to be in the best interest of our clients. As stated above, if the proposal has a quantifiable effect on shareholder value, we seek to maximize the value of a portfolio’s holdings. With respect to matters that are not so quantifiable, we exercise greater judgment but still seek to maximize long-term value by promoting sound governance policies. The goal of the Proxy Voting Committee is to make the most informed decision possible.
In instances of special circumstances or issues not directly addressed by our policies or guidance to RMG that are deemed highly significant, the issue is referred to the Chairman of the Investment Committee for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of our client and those of FM or its affiliates (as explained in greater detail below under “Potential Conflicts”). If the Manager of Corporate Governance and the Chairman of the Investment Committee determine that there is a material conflict, the process detailed below under “Potential Conflicts” is followed. If there is no material conflict, we examine the proposals that involve special circumstances or are not addressed by our policy or guidance in detail in seeking to determine what vote would be in the best interests of our clients. At this point, the Chairman of the Investment Committee makes a voting decision in our clients’ best interest. However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy item to the Proxy Review Committee and/or to the entire Investment Committee for a final decision on voting the proxy. The Investment Committee will use the same rationale for determining the appropriate vote.
FM reviews proxies of non-US issuers in the context of these guidelines. However, FM also endeavors to show sensitivity to local market practices when voting these proxies. This may lead to contrasting votes to the extent that local practices around items requiring shareholder approval differ from market to market. For example, in certain non-US markets, items are put to vote which have little or no effect on shareholder value, but which are routinely voted on in those jurisdictions; in the absence of material effect on our clients, we will follow market practice. FM votes in all markets where it is feasible to do so. Note that certain custodians utilized by our clients do not offer proxy voting in every non-US jurisdiction. In such a case, FM will be unable to vote such a proxy.
A copy of SSgA FM’s written Proxy Policy and the factors that SSgA FM may consider in determining how to vote a proxy may be obtained by contacting SSgA FM.
Sustainable Growth Advisers, L.P. (“SGA”)
SGA’s proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are conducted in the best interest of the clients, material conflicts are avoided and fiduciary obligations are fulfilled. The policy and procedures are updated as appropriate to take into account developments in the law, best practices in the industry, and refinements deemed appropriate by SGA. Material conflicts are resolved in the best interest of the clients or in accordance with specific client directives.
Designated individuals are assigned the duties of receiving and reviewing proxies. These individuals ensure that proxies are voted only for those clients that have designated this authority to SGA.
It is the policy of SGA to generally vote with management on routine matters affecting the future of the corporation. Occasionally, however when merger proposals or other corporate restructuring are involved, we vote shares we manage based on our best judgment as to what will produce the highest return relative to risk. Judgmental issues are reviewed by senior investment professionals to determine if adopting the proposal is in the best interest of our clients. An assessment is made to determine the extent to which there may be a material conflict between the adviser’s interests and those of the client. If conflicts arise, SGA will vote in accordance with its pre-determined policies.
There may be occasions (although SGA anticipates they would be rare) where the proxy guidelines or policies of one of the managed accounts may conflict with SGA’s general guidelines or with the guidelines or policies of another managed account. In such a case, it is SGA’s policy to attempt to comply with each of the different client policies so long as, in doing so, SGA continues to comply with ERISA and any other applicable law, regulation and policy. In order to achieve compliance with differing guidelines or policies, it may be necessary to vote the proxies on a proportionate basis (based on number of shares held). If there is to be a departure from a client’s proxy voting policy or guidelines, a Principal of SGA will contact the designated representative at the client to address and resolve the situation as appropriated.
Wellington Management Company, LLP (“Wellington Management”)
The funds for which Wellington Management serves as sub-adviser have granted to Wellington Management the authority to vote proxies on their behalf with respect to the assets managed by Wellington Management. Wellington Management votes proxies in what it believes are the best economic interests of its clients and in accordance with its Global Proxy Policies and Procedures. Wellington Management’s Corporate Governance Committee is responsible for the review and oversight of the firm’s Global Proxy Policies and Procedures. The Corporate Governance Group within Wellington Management’s Investment Services Department is responsible for the day-to-day administration of the proxy voting process. Although Wellington Management may utilize the services of various external resources in analyzing proxy issues and has established its own Global Proxy Voting Guidelines setting forth general guidelines for voting proxies, Wellington Management personnel analyze all proxies and vote proxies based on their assessment of the merits of each proposal. Each Fund’s portfolio manager has the authority to determine the final vote for securities held in the Fund, unless the portfolio manager is determined to have a material conflict of interest related to that proxy vote.
Wellington Management maintains procedures designed to identify and address material conflicts of interest in voting proxies. Its Corporate Governance Committee sets standards for identifying materials conflicts based on client, vendor and lender relationships. Proxy votes for which Wellington Management identifies a material conflict are reviewed by designated members of its Corporate Governance Committee or by the entire committee in some cases to resolve the conflict and direct the vote.
Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of a Fund due to securities lending, share blocking and re-registration requirements, lack of adequate information, untimely receipt of proxy materials, immaterial impact of the vote, and/or excessive costs.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS
PricewaterhouseCoopers LLP serves as the Trust’s independent registered public accounting firm. The Trust’s financial statements as of June 30, 2009 have been audited by PricewaterhouseCoopers LLP whose address is 41 South High Street, Suite 2500, Columbus, OH, 43215. Such financial statements and accompanying report are set forth in the Trust’s Annual Report to Shareholders, which accompanies this Statement of Additional Information and is incorporated herein by reference.

RATINGS APPENDIX
RATINGS FOR CORPORATE DEBT SECURITIES

Moody’s Investors Service, Inc.	Standard & Poor’s Ratings Services

Aaa	AAA

Judged to be of the best quality; smallest degree of investment risk.	This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

Aa	AA

Judged to be of high quality by all standards; together with Aaa group, comprise what are generally known as “high grade bonds.”	Also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong.

A	A

Possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.
Strong capacity to pay principal and interest, although securities in this category are somewhat upper medium grade more susceptible to the adverse effects of changes in circumstances and economic conditions.

Baa	BBB

Medium grade obligations, i.e. they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for present but certain protective elements may be lacking or unreliable over time. Lacking in outstanding investment characteristics and have speculative characteristics as well.
Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Although they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

Ba	BB

Judged to have speculative elements: their future cannot be considered as well assured. Often the protection of interest and principal payments may every moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterize bonds in this class.
Bonds rated BB are regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

B	B

Generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.	Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

Caa	CCC

Of poor standing, such issues may be in default or there may be present elements of danger with respect to principal or interest.	Bonds rated CCC have a current vulnerability to default, and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

Ca	CC

Represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.	Bonds rated CC have a current high vulnerability to default, and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal.

The rating CC is also applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C	C

The lowest rated class; can be regarded as having extremely poor prospects of ever attaining any real investment standing.	The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI

Reserved for income bonds on which no interest is being paid.

D

In payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

RATINGS FOR MUNICIPAL SECURITIES
The following summarizes the two highest ratings used by Standard & Poor’s Ratings Services for short term municipal notes:
     SP-1 — Loans bearing this designation evidence a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a (+) designation.
     SP-2 — Loans bearing this designation evidence a satisfactory capacity to pay principal and interest.
The following summarizes the two highest ratings used by Moody’s Investors Service, Inc. for short term notes:
     MIG-1 — Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.
     MIG-1 — Obligations bearing these designations are of the high quality, with margins of protection ample although not so large as in the preceding group.
RATINGS FOR COMMERCIAL PAPER
The following summarizes the two highest ratings used by Standard & Poor’s Ratings Services for commercial paper:
     Commercial Paper rated A-1 by Standard & Poor’s Corporation indicated that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is strong, but the relative degree of safety is not as high as for issues designated A-1.
The following summarizes the two highest ratings used by Moody’s Investors Service, Inc. for commercial paper:
     The rating Prime-1 is the highest commercial paper rating assigned by Moody’s. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

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